SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ____
Post-Effective Amendment No. 64 (File No. 2-57328) ☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY (ACT OF 1940)
Amendment No. 54 (File No. 811-2686) ☑
RIVERSOURCE TAX-EXEMPT SERIES, INC.
50606 Ameriprise Financial Center
Minneapolis, MN 55474
Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN 55474
(612) 671-1947
Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)
☐     immediately upon filing pursuant to paragraph (b)
☑     on March 30, 2011 pursuant to paragraph (b)
☐     60 days after filing pursuant to paragraph (a)(1)
☐     on (date) pursuant to paragraph (a)(1)
☐     75 days after filing pursuant to paragraph (a)(2)
☐     on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐     this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

RiverSource
Intermediate Tax-Exempt Fund

Prospectus March 30, 2011

RiverSource Intermediate Tax-Exempt Fund seeks to provide shareholders with a high level of current income exempt from federal taxes.

Class	Ticker Symbol

Class A	INFAX
Class B	INFBX
Class C	RTICX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Not FDIC Insured - May Lose Value - No Bank Guarantee

TABLE OF CONTENTS

Summary of the Fund
Investment Objective	3p
Fees and Expenses of the Fund	3p
Principal Investment Strategies of the Fund	4p
Principal Risks of Investing in the Fund	5p
Past Performance	6p
Fund Management	7p
Buying and Selling Shares	7p
Tax Information	8p
Financial Intermediary Compensation	8p
More Information about the Fund
Investment Objective	9p
Principal Investment Strategies of the Fund	9p
Principal Risks of Investing in the Fund	10p
More about Annual Fund Operating Expenses	11p
Other Investment Strategies and Risks	12p
Fund Management and Compensation	15p
Financial Highlights	17p
Choosing a Share Class	S.1
Comparison of Share Classes	S.2
Sales Charges and Commissions	S.8
Reductions/Waivers of Sales Charges	S.24
Distribution and Service Fees	S.30
Selling and/or Servicing Agent Compensation	S.36
Buying, Selling and Exchanging Shares	S.38
Share Price Determination	S.38
Transaction Rules and Policies	S.40
Opening an Account and Placing Orders	S.48
Buying Shares	S.50
Selling Shares	S.60
Exchanging Shares	S.63
Distributions and Taxes	S.66
Additional Services and Compensation	S.71
Additional Management Information	S.71

2p  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS

Summary of the Fund

INVESTMENT OBJECTIVE

RiverSource Intermediate Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of current income exempt from federal taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address), agree to invest in the future, at least $50,000 in any of the Columbia, Columbia Acorn or RiverSource funds (including the Seligman and Threadneedle branded funds) (the Fund Family). More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.24 of this prospectus and on page D.1 of Appendix D in the Fund’s Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%

Annual Fund Operating Expenses(a)
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C

Management fees	0.39%	0.39%	0.39%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.28%	0.28%	0.28%
Total annual fund operating expenses	0.92%	1.67%	1.67%
Less: Fee waiver/expense reimbursement(b)	(0.13)%	(0.13)%	(0.13)%
Total annual fund operating expenses after fee waiver/expense reimbursement(b)	0.79%	1.54%	1.54%

(a)	The expense ratios have been adjusted to reflect current fees.

(b)	The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until Jan. 31, 2012, unless sooner terminated at the sole discretion of the Fund’s Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds, if any), will not exceed 0.79% for Class A, 1.54% for Class B and 1.54% for Class C.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS  3p

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A (whether or not shares are redeemed)	$378	$572	$783	$1,390
Class B (if shares are redeemed)	$657	$814	$1,096	$1,770
Class B (if shares are not redeemed)	$157	$514	$896	$1,770
Class C (if shares are redeemed)	$257	$514	$896	$1,970
Class C (if shares are not redeemed)	$157	$514	$896	$1,970

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets are invested primarily in medium and higher quality municipal bonds and other debt obligations whose interest is exempt from federal income tax. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in municipal bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax and is not subject to the alternative minimum tax (AMT). These investments will be: (1) rated in the top four rating categories by Moody’s Investors Service, Inc., Standard & Poor’s Corporation or Fitch Investors Services, Inc., (2) rated comparable to those four rating categories given by other independent rating agencies, or (3) unrated bonds and other debt obligations that are believed by the Fund’s investment manager (RiverSource Investments, LLC) to be of investment grade quality. The Fund may invest up to 20% of its net assets in bonds that are unrated or considered lower quality (junk bonds). The Fund may invest up to 20% of its net assets in bonds whose interest is subject to the AMT.

4p  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS

The Fund invests in municipal securities that have maturities ranging from two to 17 years and maintains a dollar-weighted average portfolio maturity of between three and ten years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. The principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

Credit Risk. Credit risk is the risk that fixed-income securities in the Fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security or the counterparty to a contract will default or otherwise become unable or unwilling to honor its financial obligations. Unrated securities held by the Fund present increased credit risk. The Fund’s investment in below-investment grade securities (i.e., high-yield or junk bonds) exposes the Fund to a greater amount of credit risk than a fund which invests solely in investment grade securities.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. When interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations.

Market Risk. The market value of securities may fall, fail to rise or fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio managers may not be able to reinvest the prepayment proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS  5p

PAST PERFORMANCE

The following bar chart and table provide some illustration of the risks of investing in the Fund by showing, respectively:

•	how the Fund’s Class A share performance has varied for each full calendar year shown on the bar chart; and

•	how the Fund’s average annual total returns compare to recognized measures of market performance shown on the table.

How the Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiamanagement.com.

Class A share information is shown in the bar chart; the sales charge for Class A shares is not reflected in the bar chart. If the sales charge was reflected, returns would be less than those shown.

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since, generally, you will not incur taxes until you begin to withdraw from your account.

CLASS A ANNUAL TOTAL RETURNS (WITHOUT SALES CHARGE)
12% 10% 8% 6% 4% 2% 0% -2% -4% +4.79% +8.63% +3.69% +2.95% +1.35% +3.78% +1.86% -2.76% +10.88% +2.29% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

(calendar year)

During the periods shown:

•	Highest return for a calendar quarter +6.19% (quarter ended Sept. 30, 2009).

•	Lowest return for a calendar quarter −3.59% (quarter ended Dec. 31, 2010).

6p  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS

Average Annual Total Returns (after applicable sales charges)

(for periods ended Dec. 31, 2010)	1 Year	5 Years	10 Years

RiverSource Intermediate Tax-Exempt Fund:
Class A — before taxes	–0.78%	+2.49%	+3.37%
Class A — after taxes on distributions	–0.78%	+2.49%	+3.23%
Class A — after taxes on distributions and redemption of fund shares	+0.69%	+2.63%	+3.25%
Class B — before taxes	–3.43%	+2.01%	+2.90%
Class C — before taxes	+0.54%	+2.38%	+2.91%
Barclays Capital 3-15 Year Blend Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	+3.14%	+4.67%	+4.93%
Lipper Intermediate Municipal Debt Funds Index (reflects no deduction for fees or taxes)	+2.42%	+3.62%	+4.04%

FUND MANAGEMENT

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager:	Title	Managed Fund Since
Brian McGreevy	Portfolio Manager	Oct. 2010

BUYING AND SELLING SHARES

	Nonqualified accounts	Individual retirement
Minimum Initial Investment	(all classes)	accounts

For investors other than systematic investment plans	$2,000	$1,000
Systematic investment plans	$100	$100

	Nonqualified accounts	Individual retirement
Additional Investments	(all classes)	accounts
For investors other than systematic investment plans	$100	$100
Systematic investment plans	$100	$50

Exchanging or Selling Shares

Your shares are redeemable — they may be sold back to the Fund. If you maintain your account with a financial intermediary, you must contact that financial intermediary to exchange or sell shares of the Fund.

If your account was established directly with the Fund, you may request an exchange or sales of shares through one of the following methods:

By mail: Mail your exchange or sale request to:

Regular Mail: Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081
Express Mail: Columbia Management Investment Services Corp.,
30 Dan Road, Canton, MA 02021-2809

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS  7p

By telephone or wire transfer: Call 800.345.6611. A service fee may be charged against your account for each wire sent.

TAX INFORMATION

The Fund intends to make distributions that may be, exempt from federal income tax, taxed as ordinary income or taxed as capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit their website for more information.

8p  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS

More Information about the Fund

INVESTMENT OBJECTIVE

RiverSource Intermediate Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of current income exempt from federal taxes. Because any investment involves risk, there is no assurance this objective can be achieved. Only shareholders can change the Fund’s objective.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund’s assets are invested primarily in medium and higher quality municipal bonds and other debt obligations whose interest is exempt from federal income tax. Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in municipal bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax and is not subject to the alternative minimum tax (AMT). These investments will be: (1) rated in the top four rating categories by Moody’s Investors Service, Inc., Standard & Poor’s Corporation or Fitch Investors Services, Inc., (2) rated comparable to those four rating categories given by other independent rating agencies, or (3) unrated bonds and other debt obligations that are believed by the Fund’s investment manager (RiverSource Investments, LLC) to be of investment grade quality. The Fund may invest up to 20% of its net assets in bonds that are unrated or considered lower quality (junk bonds). The Fund may invest up to 20% of its net assets in bonds whose interest is subject to the AMT.

The Fund invests in municipal securities that have maturities ranging from two to 17 years and maintains a dollar-weighted average portfolio maturity of between three and ten years.

In pursuit of the Fund’s objective, the investment manager chooses investments by:

•	Considering opportunities and risks in municipal obligations given current and expected interest rates.

•	Identifying municipal obligations that it believes:

•	are high or medium credit quality;

•	have similar qualities to high or medium quality obligations, in the investment manager’s opinion, even though they are not rated or have been given a lower rating by a rating agency;

•	have short- or intermediate-term maturities;

•	represent strong relative value; and

•	have characteristics such as coupon, call, and maturity that fit the investment manager’s investment strategy at the time of purchase.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS  9p

•	Targeting an average portfolio duration of one year of the duration of the Barclays Capital 3-15 Year Blend Municipal Bond Index. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to pay the principal and interest on the bond and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

•	Seeking to identify investments that contribute to portfolio diversification. The investment manager will weight certain credits, sectors, maturities, states, or bond structures based on the investment manager’s expectations for growth and expected market trends.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

•	The security is overvalued relative to alternative investments.

•	The issuer’s credit rating declines or the investment manager expects a decline in the issuer’s creditworthiness (the Fund may continue to own securities that are downgraded until the investment manager believes it is advantageous to sell).

•	Political, economic, or other events could affect the issuer’s performance.

•	The investment manager expects the issuer to call the security.

•	The investment manager identifies a more attractive investment opportunity.

•	The issuer or the security continues to meet the securities selection criteria described above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

10p  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS

Credit Risk. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the investment manager’s analysis of credit risk more heavily than usual. Non-investment grade securities, commonly called “high-yield” or “junk” bonds, may react more to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. Non-investment grade securities have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. If a security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates, the investment manager may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

MORE ABOUT ANNUAL FUND OPERATING EXPENSES

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS  11p

increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year.

OTHER INVESTMENT STRATEGIES AND RISKS

Other Investment Strategies. In addition to the principal investment strategies previously described, the Fund may utilize investment strategies that are not principal investment strategies, including investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs), also referred to as “acquired funds”), ownership of which results in the Fund bearing its proportionate share of the acquired funds’ fees and expenses and proportionate exposure to the risks associated with the acquired funds’ underlying investments. ETFs are generally designed to replicate the price and yield of a specified market index. An ETF’s share price may not track its specified market index and may trade below its net asset value, resulting in a loss. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange.

The Fund may use derivatives such as futures, options, forward contracts, and swaps (which are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, indexes or currencies). These derivative instruments are used to produce incremental earnings, to hedge existing positions, to increase or reduce market or credit exposure, or to increase flexibility. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments will typically increase the Fund’s exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

12p  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the portfolio manager(s) would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments, or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps and over-the-counter options, may have increased liquidity risk.

Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment. Even though the Fund’s policies permit the use of derivatives in this manner, the portfolio managers are not required to use derivatives.

For more information on strategies and holdings, and the risks of such strategies, including derivative instruments that the Fund may use, see the Fund’s SAI and its annual and semiannual reports.

Unusual Market Conditions. The Fund may, from time to time, take temporary defensive positions, including investing more of its assets in money market securities in an attempt to respond to adverse market, economic, political, or other conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance. Instead of investing in money market securities directly, the Fund may invest in shares of an affiliated or unaffiliated money market fund. See “Cash Reserves” under the section “Additional Management Information” for more information.

Securities Transaction Commissions. Securities transactions involve the payment by the Fund of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as “soft dollars”), as the portfolio managers buy and sell securities for the Fund in pursuit of its objective. A description of the policies governing the Fund’s securities transactions and the dollar value of brokerage commissions paid by the Fund are

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS  13p

set forth in the SAI. Funds that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the SAI do not include implied commissions or mark-ups (implied commissions) paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund’s purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under “Fees and Expenses of the Fund” that appears in the Summary of the Fund, they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders as ordinary income or capital gains when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a fund’s performance. The Fund’s historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the “Financial Highlights.”

Directed Brokerage. The Fund’s Board of Directors/Trustees (the Board) has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Fund as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the SAI.

14p  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS

FUND MANAGEMENT AND COMPENSATION

Investment Manager

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly known as RiverSource Investments, LLC, 225 Franklin Street, Boston, MA 02110, is the investment manager to the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family) and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). In addition to managing investments for the Fund Family, Columbia Management manages investments for itself and its affiliates. For institutional clients, Columbia Management and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, Columbia Management seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Funds managed by Columbia Management have received an order from the Securities and Exchange Commission that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. If the Fund was to seek to rely on the order, holders of a majority of the Fund’s outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, would be received, and no changes will be made without shareholder approval until that time. For more information, see the SAI.

Columbia Management and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, Columbia Management does not consider any other relationship it or its affiliates may have with a subadviser, and Columbia Management discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (Agreement), the fee for the most recent fiscal year was 0.39% of the Fund’s average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the Agreement is available in the Fund’s semiannual shareholder report for the period ended May 31, 2010.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS  15p

Portfolio Manager(s). The portfolio manager responsible for the day-to-day management of the Fund is:

Brian M. McGreevy, Portfolio Manager

•	Managed the Fund since Oct. 2010.

•	Director and Senior Portfolio Manager for the investment manager.

•	Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined Fleet Investment Advisors, a predecessor firm of Columbia Management Group, in 1994.

•	Began investment career in 1982.

•	BS — Finance, University of Massachusetts at Dartmouth; MLA, Harvard University Extension School.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

16p  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year. The information for the fiscal years ended on or after Nov. 30, 2007 has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements and financial highlights, is included in the annual report which, if not included with this prospectus, is available upon request. The information for the period ended Nov. 30, 2006 has been audited by other auditors.

Class A	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.26	$4.87	$5.22	$5.33	$5.29

Income from investment operations:
Net investment income (loss)	.18	.18	.18	.19	.17
Net gains (losses) (both realized and unrealized)	.02	.39	(.35)	(.12)	.07

Total from investment operations	.20	.57	(.17)	.07	.24

Less distributions:
Dividends from net investment income	(.18)	(.18)	(.18)	(.18)	(.17)
Distributions from realized gains	—	—	—	—	(.03)

Total distributions	(.18)	(.18)	(.18)	(.18)	(.20)

Net asset value, end of period	$5.28	$5.26	$4.87	$5.22	$5.33

Total return	3.83%	11.82%	(3.39% )	1.46%	4.72%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(b)	.92%	.94%	.96%	.95%	.92%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(b)(c)	.79%	.79%	.79%	.80%	.79%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	.92%	.94%	.96%	.94%	.92%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(c)	.79%	.79%	.79%	.79%	.79%

Net investment income (loss)	3.38%	3.46%	3.50%	3.53%	3.32%

Supplemental data
Net assets, end of period (in millions)	$88	$84	$68	$65	$79

Portfolio turnover rate	9%	26%	36%	53%	35%

See accompanying Notes to Financial Highlights.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS  17p

Class B	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.26	$4.87	$5.22	$5.32	$5.28

Income from investment operations:
Net investment income (loss)	.14	.14	.14	.14	.13
Net gains (losses) (both realized and unrealized)	.01	.39	(.35)	(.09)	.07

Total from investment operations	.15	.53	(.21)	.05	.20

Less distributions:
Dividends from net investment income	(.14)	(.14)	(.14)	(.15)	(.13)
Distributions from realized gains	—	—	—	—	(.03)

Total distributions	(.14)	(.14)	(.14)	(.15)	(.16)

Net asset value, end of period	$5.27	$5.26	$4.87	$5.22	$5.32

Total return	2.85%	10.97%	(4.10% )	.88%	3.93%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(b)	1.67%	1.68%	1.70%	1.71%	1.69%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(b)(c)	1.55%	1.55%	1.55%	1.55%	1.55%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.67%	1.68%	1.70%	1.70%	1.69%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(c)	1.55%	1.55%	1.55%	1.55%	1.55%

Net investment income (loss)	2.62%	2.71%	2.77%	2.76%	2.54%

Supplemental data
Net assets, end of period (in millions)	$2	$4	$5	$7	$10

Portfolio turnover rate	9%	26%	36%	53%	35%

See accompanying Notes to Financial Highlights.

18p  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS

Class C	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.26	$4.87	$5.22	$5.32	$5.28

Income from investment operations:
Net investment income (loss)	.14	.14	.14	.15	.13
Net gains (losses) (both realized and unrealized)	.01	.39	(.35)	(.10)	.07

Total from investment operations	.15	.53	(.21)	.05	.20

Less distributions:
Dividends from net investment income	(.14)	(.14)	(.14)	(.15)	(.13)
Distributions from realized gains	—	—	—	—	(.03)

Total distributions	(.14)	(.14)	(.14)	(.15)	(.16)

Net asset value, end of period	$5.27	$5.26	$4.87	$5.22	$5.32

Total return	2.86%	10.98%	(4.10% )	.88%	3.93%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(b)	1.67%	1.70%	1.71%	1.70%	1.69%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(b)(c)	1.54%	1.54%	1.54%	1.55%	1.55%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.67%	1.70%	1.71%	1.69%	1.69%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(c)	1.54%	1.54%	1.54%	1.54%	1.55%

Net investment income (loss)	2.63%	2.70%	2.76%	2.77%	2.55%

Supplemental data
Net assets, end of period (in millions)	$7	$5	$2	$3	$4

Portfolio turnover rate	9%	26%	36%	53%	35%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(c)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2011 PROSPECTUS  19p

Choosing a Share Class

The Funds

Effective September 7, 2010, the Columbia funds (including the portfolios), Columbia Acorn funds and RiverSource funds (including the Seligman and Threadneedle branded funds) share the same policies and procedures for investor services, as described below. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or selling and/or servicing agent should consider the combined market value of all Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds owned by the investor or his/her “immediate family.” For details on this particular policy, see Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions.

For purposes of this service section, funds and portfolios bearing the “Columbia” and “Columbia Acorn” brands prior to September 27, 2010 are collectively referred to as the Legacy Columbia funds. For a list of Legacy Columbia funds, see Appendix E to the Fund’s Statement of Additional Information (SAI). The funds that historically bore the RiverSource brand, including those renamed to bear the “Columbia” brand effective September 27, 2010 as well as certain other funds are collectively referred to as the Legacy RiverSource funds. For a list of Legacy RiverSource funds, see Appendix F to the Fund’s SAI. Together the Legacy Columbia funds and the Legacy RiverSource funds are referred to as the Funds.

The Funds’ primary service providers are referred to as follows: Columbia Management or the investment manager refers to Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC), the Transfer Agent refers to Columbia Management Investment Services Corp. (formerly, RiverSource Services Corporation) and the Distributor refers to Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.).

Additional information about the Funds can be obtained at the Funds’ website, columbiamanagement.com, by calling toll-free 800.345.6611, or by writing (regular mail) to The Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081 or (express mail) The Funds, c/o Columbia Management Investment Services Corp., 30 Dan Road, Canton, MA 02021-2809.

S.1

Comparison of Share Classes

Share Class Features

Not all Funds offer every class of shares. The Fund offers the class(es) of shares set forth on the cover of this prospectus. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. If you purchase shares of the Fund through a retirement plan or other product or program sponsored by your selling and/or servicing agent, not all share classes may be made available to you.

The following summarizes the primary features of Class A, Class B, Class C, Class E, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although certain share classes may be generally closed to new or existing investors, information relating to these share classes is included in the table below because certain qualifying purchase orders are permitted, as described below. When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

FUNDamentalstm

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries.

Each investor’s personal situation is different and you may wish to discuss with your selling and/or servicing agent which share class is best for you. Your authorized selling and/or servicing agent can help you to determine which share class(es) is available to you and to decide which share class best meets your needs.

S.2

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class A*	Available to the general public for investment; minimum initial investment is $2,000 for most investors.(e)	none	none

Class B*	Closed to new investors.(h)	up to $49,999	Converts to Class A shares generally eight years after purchase.(i)

Class C*	Available to the general public for investment; minimum initial investment is $2,000 for most investors.(e)	up to $999,999; no limit for eligible employee benefit plans.(j)	none

Class E	Closed to new investors and new accounts.(k)	none	none

Class F	Closed to new investors and new accounts.(k)	up to $250,000.(l)	Converts to Class E shares eight years after purchase.(i)

Class I*	Available only to the Funds (i.e., Fund-of-Fund investments).	none	none

Class R*	Available only to eligible retirement plans and health savings accounts; no minimum initial investment.	none	none

Class R3*	Effective after the close of business on December 31, 2010, Class R3 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts.(n)	none	none

Class R4*	Effective after the close of business on December 31, 2010, Class R4 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, and health savings accounts.(n)	none	none

S.3

		Investment	Conversion
	Eligible Investors and Minimum Initial Investments(a)	Limits	Features

Class R5*	Effective after the close of business on December 31, 2010, Class R5 shares are closed to new investors; available only to qualified employee benefit plans, trust companies or similar institutions, 501(c)(3) charitable organizations, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, 529 plans, health savings accounts and, if approved by the Distributor, institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments.(n)	none	none

Class T	Available only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).	none	none

Class W*	Available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.	none	none

Class Y*	Available to certain categories of investors which are subject to minimum initial investment requirements; currently offered only to former shareholders of the former Columbia Funds Institutional Trust.(q)	none	none

Class Z*	Available only to certain eligible investors, which are subject to different minimum initial investment requirements, ranging from $0 to $2,000.	none	none

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class A*	5.75% maximum, declining to 0.00% on investments of $1 million or more. None for money market Funds and certain other Funds.(f)	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase.(g)

Class B*	none	5.00% maximum, gradually declining to 0.00% after six years.(i)

Class C*	none	1.00% on certain investments redeemed within one year of purchase.

Class E	4.50% maximum, declining to 0.00% on investments of $500,000 or more.	1.00% on certain investments of between $1 million and $5 million redeemed within one year of purchase.

S.4

	Front-End Sales Charges(b)	Contingent Deferred Sales Charges (CDSCs)(b)

Class F	none	5.00% maximum, gradually declining to 0.00% after six years.

Class I*	none	none

Class R*	none	none

Class R3*	none	none

Class R4*	none	none

Class R5*	none	none

Class T	5.75% maximum, declining to 0.00% on investments of $1 million or more.	CDSC on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months of purchase.(p)

Class W*	none	none

Class Y*	none	none

Class Z*	none	none

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class A*	Legacy Columbia funds: distribution fee up to 0.25% and service fee up to 0.25%; Legacy RiverSource funds: 0.25% distribution and service fees, except Columbia Money Market Fund, which pays 0.10%.	none

Class B*	0.75% distribution fee and 0.25% service fee, with certain exceptions.(c)	none

Class C*	0.75% distribution fee; 0.25% service fee.	none

Class E	0.10% distribution fee and 0.25% service fee, with certain exceptions.(c)	none

Class F	0.75% distribution fee; 0.25% service fee.	none

Class I*	none	none

Class R*	Legacy Columbia funds: 0.50% distribution fee; Legacy RiverSource funds: 0.50% fee, of which service fee can be up to 0.25%.	none

Class R3*	0.25% distribution fee	0.25%(m)

S.5

Non 12b-1
	Maximum Distribution and Service (12b-1) Fees(c)	Service Fees(d)

Class R4*	none	0.25%(m)

Class R5*	none	none

Class T	none	up to 0.50%.(o)

Class W*	0.25% distribution and service fees, with certain exceptions.(c)	none

Class Y*	none	none

Class Z*	none	none

*	For money market Funds, new investments must be made in Class A, Class I, Class T, Class W or Class Z shares, subject to eligibility. Class C and Class R shares of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transact directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering such share classes.
(a)	See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more details on the eligible investors and minimum initial and subsequent investment and account balance requirements.
(b)	Actual front-end sales charges and CDSCs vary among the Funds. For more information on applicable sales charges, see Choosing a Share Class — Sales Charges and Commissions, and for information about certain exceptions to these sales charge policies, see Choosing a Share Class — Reductions/Waivers of Sales Charges.
(c)	These are the maximum applicable distribution and/or shareholder service fees. Because these fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution and/or shareholder service fees. For Legacy Columbia funds with Class A shares subject to both a distribution and service fee, the aggregate fees are limited to not more than 0.25%. Columbia Money Market Fund (formerly RiverSource Cash Management Fund) pays a distribution and service fee of up to 0.10% on Class A shares, up to 0.75% distribution fee and up to 0.10% service fee on Class B shares, up to 0.75% distribution fee on Class C shares and 0.10% distribution and service fees on Class W shares. The Distributor has voluntarily agreed to waive all or a portion of distribution and/or service fees for certain classes of certain Funds. For information on these waivers, see Choosing a Share Class — Distribution and Service Fees. Compensation paid to selling and/or servicing agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific Fund share classes.
(d)	For more information, see Class R3 and Class R4 Shares — Plan Administration Fees and Class T Shares — Shareholder Service Fees.
(e)	The minimum initial investment requirement is $5,000 for RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund and Columbia Inflation Protected Securities Fund, and $10,000 for Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund and Columbia Absolute Return Currency and Income Fund. For more details on the minimum initial investment requirement applicable to other Funds, see Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders.
(f)	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, and RiverSource S&P 500 Index Fund.
(g)	There is no CDSC on Class A shares of the money market Funds or the Funds identified in footnote (f) above. Legacy Columbia fund Class A shareholders and Legacy RiverSource fund shareholders who purchased Class A shares without an initial sales charge because their accounts aggregated between $1 million and $50 million at the time of purchase and who purchased shares on or before September 3, 2010 will incur, for Legacy Columbia fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC and

S.6

for legacy RiverSource fund Class A shareholders, a 1.00% CDSC if those shares are redeemed within 18 months of purchase and redemptions after one year will not be subject to a CDSC.
(h)	The Funds no longer accept investments from new or existing investors in Class B shares, except through reinvestment of dividend and/or capital gain distributions by existing Class B shareholders, or a permitted exchange, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed. Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the applicable front-end sales charge. Your selling and/or servicing agent may have different policies, including automatically redirecting the purchase order to a money market fund. See Choosing a Share Class — Class A Shares — Front-end Sales Charge for additional information about Class A shares.
(i)	Timing of conversion and CDSC schedule will vary depending on the Fund and the date of your original purchase of Class B shares. For more information on the timing of conversion of Class B shares to Class A shares, see Choosing a Share Class — Class B Shares — Conversion of Class B Shares to Class A Shares. Class B shares of Columbia Short Term Municipal Bond Fund do not convert to Class A shares. For information on the timing of the conversion of Class F shares to Class E shares, see Choosing a Share Class — Class F Shares — Commissions and Conversion to Class E Shares.
(j)	There is no investment limit on Class C shares purchased by employee benefit plans created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper.
(k)	The Funds no longer accept investments from new or existing investors in Class E or Class F shares, except that existing Class E and/or Class F shareholders who opened and funded their account prior to September 22, 2006 may continue to invest in Class E and/or Class F shares, as described in more detail under Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class E and Class F Shares Closed. Class E and Class F shares are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual.
(l)	If you hold Class F shares of the Fund and your account has a value of less than $250,000, you may purchase additional Class F shares of the Fund in amounts that increase your account value up to a maximum of $250,000. The value of your account, for this purpose, includes the value of all Class F shares in eligible accounts held by you and your “immediate family.” For more information about account value aggregation and eligible accounts, see Choosing a Share Class — Reductions/Waivers of Sales Charges. If you have reached the $250,000 limit, any additional amounts you invest in Class F shares of the Fund will be invested in Class E shares of the Fund, without regard to the normal minimum investment amount required for Class E shares. Such investments will, however, be subject to the applicable front-end sales charge.
(m)	For more information, see Class R3 and Class R4 Shares — Plan Administration Fees.
(n)	Shareholders who opened and funded a Class R3, Class R4 or Class R5 shares account with a Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of the share class, and existing Class R3, Class R4 or Class R5 accounts may continue to allow new investors or participants to be established in their Fund account. For more information on eligible investors in these share classes and the closing of these share classes, see Buying Shares — Eligible Investors — Class R3 Shares, R4 Shares and Class R5 Shares.
(o)	For more information, see Class T Shares — Shareholder Service Fees.
(p)	Class T Shareholders who purchased Class T shares without a front-end sales charge because their accounts aggregated between $1 million and $50 million at the time of the purchase and who purchased shares on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase and redemptions after one year will not be subject to a CDSC.
(q)	Class Y shares are available only to the following categories of investors: (i) individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) that invest at least $1 million in Class Y shares of a single Fund and (ii) group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

S.7

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account with them. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose, you will pay these charges either at the outset as a front-end sales charge, at the time you sell your shares as a contingent deferred sales charge (CDSC) and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over another depends on the amount you invest, how long you hold your shares and whether you are eligible for reduced or waived sales charges. We encourage you to consult with a financial advisor who can help you with your investment decisions.

Class A Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class A shares (other than shares of a money market Fund and certain other Funds) unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for more information.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the selling and/or servicing agent through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (not through a selling and/or servicing agent). Sales charges vary depending on the amount of your purchase.

S.8

FUNDamentalstm

Front-End Sales Charge Calculation

The following tables present the front-end sales charge as a percentage of both the offering price and the net amount invested.

•	The offering price per share is the net asset value per share plus any front-end sales charge that applies.

•	The net asset value (or NAV) per share is the price of a share calculated by the Fund every business day.

The dollar amount of the sales charge is the difference between the offering price of the shares you buy (based on the applicable sales charge in the table) and the net asset value of those shares.

To determine the front-end sales charge you will pay when you buy your shares, the Fund will add the amount of your investment to the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund) and base the sales charge on the aggregate amount. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation. There is no initial sales charge on reinvested dividend or capital gain distributions.

The front-end sales charge you’ll pay on Class A shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial advisor notify the Fund).

S.9

Class A Shares — Front-End Sales Charge — Breakpoint Schedule

				Amount
				retained by
			Sales	or paid to
		Sales	charge	selling
		charge	as a	and/or
		as a	% of the	servicing
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

	$100,000—$249,999	3.50%	3.63%	3.00%

Equity Funds and Funds-of-Funds (equity)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

	$0—$49,999	4.75%	4.99%	4.00%

	$50,000—$99,999	4.25%	4.44%	3.50%

Fixed Income Funds (except those listed below)	$100,000—$249,999	3.50%	3.63%	3.00%

and Funds-of-Funds (fixed income)*	$250,000—$499,999	2.50%	2.56%	2.15%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

Columbia Absolute Return Currency and Income Fund,	$0—$99,999	3.00%	3.09%	2.50%

Columbia Floating Rate Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Inflation Protected Securities Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

RiverSource Intermediate Tax-Exempt Fund,	$500,000—$999,999	1.50%	1.52%	1.25%

Columbia Limited Duration Credit Fund and	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

RiverSource Short Duration U.S. Government Fund

S.10

				Amount
				retained by
			Sales	or paid to
		Sales	charge	selling
		charge	as a	and/or
		as a	% of the	servicing
		% of the	net	agents as a
	Dollar amount of	offering	amount	% of the
Breakpoint Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

Columbia California Intermediate Municipal Bond Fund,	$0—$99,999	3.25%	3.36%	2.75%

Columbia Connecticut Intermediate Municipal Bond Fund,	$100,000—$249,999	2.50%	2.56%	2.15%

Columbia Georgia Intermediate Municipal Bond Fund,	$250,000—$499,999	2.00%	2.04%	1.75%

Columbia Intermediate Bond Fund,	$500,000—$999,999	1.50%	1.53%	1.25%

Columbia Intermediate Municipal Bond Fund,	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

Columbia LifeGoal® Income Portfolio,

Columbia Maryland Intermediate Municipal Bond Fund,

Columbia Massachusetts Intermediate Municipal Bond Fund,

Columbia New Jersey Intermediate Municipal Bond Fund,

Columbia New York Intermediate Municipal Bond Fund,

Columbia North Carolina Intermediate Municipal Bond Fund,

Columbia Oregon Intermediate Municipal Bond Fund,

Columbia Rhode Island Intermediate Municipal Bond Fund,

Columbia Short-Intermediate Bond Fund,

Columbia South Carolina Intermediate Municipal Bond Fund,

Columbia Total Return Bond Fund and

Columbia Virginia Intermediate Municipal Bond Fund

Columbia Short-Term Bond Fund and	$0—$99,999	1.00%	1.01%	0.75%

Columbia Short-Term Municipal Bond Fund	$100,000—$249,999	0.75%	0.76%	0.50%

	$250,000—$999,999	0.50%	0.50%	0.40%

	$1,000,000 or more	0.00%	0.00%	0.00%	(c)(d)

*	The following Funds are not subject to a front-end sales charge or a CDSC on Class A shares: Columbia Large Cap Index Fund, Columbia Large Cap Enhanced Core Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund and RiverSource S&P 500 Index Fund. “Funds-of-Funds (equity)” includes — Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia Portfolio Builder Aggressive Fund, Columbia Portfolio Builder Moderate Aggressive Fund, Columbia Portfolio Builder Moderate Fund, Columbia Portfolio Builder Total Equity Fund, Columbia Retirement Plus 2010 Fund, Columbia Retirement Plus 2015 Fund, Columbia Retirement Plus 2020 Fund, Columbia Retirement Plus 2025 Fund, Columbia Retirement Plus 2030 Fund, Columbia Retirement Plus 2035 Fund, Columbia Retirement Plus 2040 Fund, Columbia Retirement Plus 2045 Fund. “Funds-of-Funds (fixed income)” includes — Columbia Income Builder Fund, Columbia Income Builder Fund II, Columbia Income Builder Fund III, Columbia Portfolio Builder Conservative Fund and Columbia Portfolio Builder Moderate Conservative Fund. Columbia Asset Allocation Fund, Columbia Asset Allocation Fund II, Columbia Balanced Fund and Columbia Liberty Fund are treated as equity Funds for purposes of the table.
(a)	Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

S.11

(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.
(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources (except for the Funds listed below): 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The Distributor may be reimbursed if a CDSC is deducted when the shares are redeemed. Currently, the Distributor does not make such payments on purchases of the following Funds for purchases with a total market value of $1 million or more: Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia U.S. Treasury Index Fund and RiverSource S&P 500 Index Fund.
(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you bought without an initial sales charge.

•	If you bought Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

•	Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase. Shareholders who purchased shares of a Legacy RiverSource fund on or before Sept. 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within 18 months of purchase.

•	Fund shareholders who purchased shares after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•	Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class A shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

S.12

FUNDamentalstm

Contingent Deferred Sales Charge

A contingent deferred sales charge or CDSC is a sales charge applied at the time you sell your shares, unlike a front-end sales charge that is applied at the time of purchase. A CDSC varies based on the Fund and the length of time that you have held your shares.

For purposes of calculating the CDSC on shares of a Legacy Columbia fund and, shares of a Legacy RiverSource fund, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the Fund.

Class A Shares — Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge paid by you. The up-front commission on Class A shares, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75%, up to 4.00% of the offering price for Funds with a maximum front-end sales charge of 4.75%, up to 2.75% of the offering price for Funds with a maximum front-end sales charge of 3.25%, up to 2.50% of the offering price for Funds with a maximum front-end sales charge of 3.00%, and up to 0.75% of the offering price for Funds with a maximum front-end sales charge of 1.00%.

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class A shares, according to the following schedule:

Class A Shares — Commission Schedule (Paid by the Distributor to Selling and/or Service Agents)*

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%**
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge.
**	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor sales commissions on purchases (that are coded as commission-eligible trades) in amounts of less than $1 million.

S.13

Class B Shares — Sales Charges

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below under Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class B Shares Closed.

You don’t pay a front-end sales charge when you buy Class B shares, but you may pay a CDSC when you sell Class B shares.

Class B Shares — CDSC

The CDSC on Class B shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	generally declines each year until there is no sales charge for redeeming shares.

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details. Also, you will not pay a CDSC on any amount that represents appreciation in the value of your shares. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares — CDSC Schedule for the Funds

	Applicable CDSC*

		Columbia California Intermediate Municipal Bond Fund,
		Columbia Georgia Intermediate Municipal Bond Fund,
		Columbia Connecticut Intermediate Municipal Bond Fund,
		Columbia Intermediate Bond Fund, Columbia Intermediate
		Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
		Columbia Maryland Intermediate Municipal Bond Fund,
		Columbia Massachusetts Intermediate Municipal Bond
		Fund, Columbia New Jersey Intermediate Municipal Bond Fund,
		Columbia New York Intermediate Municipal Bond Fund,
		Columbia North Carolina Intermediate Municipal Bond Fund,
		Columbia Oregon Intermediate Municipal Bond Fund, Columbia
		Rhode Island Intermediate Municipal Bond Fund, Columbia
Number of		Short Term Bond Fund, Columbia South Carolina Intermediate
Years Class B	All funds except those	Municipal Bond Fund, Columbia Total Return Bond Fund and
Shares Held	listed to the right	Columbia Virginia Intermediate Municipal Bond Fund

One	5.00%	3.00%
Two	4.00%	3.00%
Three	3.00%**	2.00%
Four	3.00%	1.00%
Five	2.00%	None
Six	1.00%	None

S.14

Class B Shares — CDSC Schedule for the Funds

Applicable CDSC*

Columbia California Intermediate Municipal Bond Fund,
Columbia Georgia Intermediate Municipal Bond Fund,
Columbia Connecticut Intermediate Municipal Bond Fund,
Columbia Intermediate Bond Fund, Columbia Intermediate
Municipal Bond Fund, Columbia LifeGoal® Income Portfolio,
Columbia Maryland Intermediate Municipal Bond Fund,
Columbia Massachusetts Intermediate Municipal Bond
Fund,Columbia New Jersey Intermediate Municipal Bond Fund,
Columbia New York Intermediate Municipal Bond Fund,
Columbia North Carolina Intermediate Municipal Bond Fund,
Columbia Oregon Intermediate Municipal Bond Fund, Columbia
Rhode Island Intermediate Municipal Bond Fund, Columbia
Number of		Short Term Bond Fund, Columbia South Carolina Intermediate
Years Class B	All funds except those	Municipal Bond Fund, Columbia Total Return Bond Fund and
Shares Held	listed to the right	Columbia Virginia Intermediate Municipal Bond Fund

Seven	None	None
Eight	None	None
Nine	Conversion to Class A Shares	Conversion to Class A Shares

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
**	For shares purchased in a Legacy RiverSource fund (other than a Seligman fund) on or prior to June 12, 2009, the CDSC percentage for year three is 4%.

Class B shares of Columbia Short Term Municipal Bond Fund are not subject to a CDSC.

Class B Shares — Commissions

If you are an investor who purchased Class B shares prior to their closing (except for certain limited transactions), although there was no front-end sales charge for Class B shares when you bought Class B shares, the Distributor paid an up-front commission directly to your selling and/or servicing agent when you bought the Class B shares (a portion of this commission may, in turn, have been paid to your financial advisor). This up-front commission, which varies across the Funds, was up to 4.00% of the net asset value per share of Funds with a maximum CDSC of 5.00% and of Class B shares of Columbia Short Term Municipal Bond Fund and up to 2.75% of the net asset value per share of Funds with a maximum CDSC of 3.00%. The Distributor continues to seek to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC paid when you sell your shares. See Choosing a Share Class — Distribution and Service Fees for details.

S.15

Class B Shares — Conversion to Class A Shares

Class B shares purchased in a Legacy Columbia fund at any time, a Legacy RiverSource fund (other than a Seligman fund) at any time, or a Seligman fund on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

Class B shares purchased in a Legacy RiverSource fund (other than a Seligman fund) prior to May 21, 2005 age on a calendar year basis. Class B shares purchased in a Legacy Columbia fund at any time, Seligman fund at any time, or a Legacy RiverSource fund (other than a Seligman fund) on or after May 21, 2005 through Sept. 3, 2010 age on a daily basis. Class B shares purchased in a Legacy RiverSource fund after the close of business on Sept. 3. 2010, on any Legacy Columbia fund and any Seligman fund begin to age as of the first day of the month in which the purchase was made. For example, a purchase made on November 12, 2004 completed its first year on December 31, 2004 under calendar year aging, but completed its first year on November 11, 2005 under daily aging.

The following rules apply to the conversion of Class B shares to Class A shares:

•	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

•	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Class C Shares — Sales Charges

You don’t pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares.

S.16

Class C Shares — CDSC

You’ll pay a CDSC of 1.00% if you redeem Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. For details, see Choosing a Share Class — Reductions/Waivers of Sales Charges. The CDSC on Class C shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	is reduced to 0.00% on shares redeemed a year or more after purchase.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution and/or service plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class — Distribution and Service Fees for details.

Class E Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class E shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you’ll pay on Class E shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

Class E Shares — Front-End Sales Charge — Breakpoint Schedule

		Sales charge	Amount retained by or
	Sales charge	as a % of the	paid to selling and/or
Dollar amount of	as a % of the	net amount	servicing agents as a %
shares bought(a)	offering price(b)	invested(b)	of the offering price

$0—$49,999	4.50%	4.71%	4.00%
$50,000—$99,999	3.50%	3.63%	3.00%
$100,000—$249,999	2.50%	2.56%	2.00%
$250,000—$499,999	1.25%	1.27%	1.00%
$500,000—$999,999	0.00%	0.00%	0.00%
$1,000,000 or more	0.00%	0.00%	0.00% (c)

S.17

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following out of its own resources: 1.00% on purchases up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $5 million and 0.25% on purchases of $5 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.

Class E Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class E shares that you bought without an initial sales charge.

•	If you bought Class E shares without an initial sales charge because your accounts aggregated between $1 million and $5 million at the time of purchase, you will incur a 1.00% CDSC if you redeem those shares within one year of buying them.

•	Subsequent Class E share purchases that bring your aggregate account value to $1 million or more (but less than $5 million) will also be subject to a CDSC if you redeem them within one year of buying them.

The CDSC on Class E shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class E shares, the Fund will first redeem any shares that aren’t subject to a CDSC followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

The Distributor may pay your selling and/or servicing agent an up-front commission of up to 4.00% of the offering price per share when you buy Class E shares. The Distributor funds the commission through the applicable sales charge paid by you.

Class E Shares — Commissions

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy Class E shares, according to the following schedule:

S.18

Class E Shares — Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$2,999,999	1.00%
$3 million—$4,999,999	0.50%
$5 million or more	0.25%

Class F Shares — Sales Charges

You don’t pay a front-end sales charge when you buy Class F shares, but you may pay a CDSC when you sell Class F shares. The CDSC on Class F shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

•	will not be applied to any shares you receive through reinvested distributions or on any amount that represents appreciation in the value of your shares, and

•	generally declines each year until there is no sales charge for redeeming shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class F shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

Class F Shares — CDSC

The CDSC you pay on Class F shares depends on how long you’ve held your shares:

Class F Shares — CDSC Schedule

Number of Years Class F Shares Held	Applicable CDSC*

One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven	None
Eight	None
Nine	Conversion to Class E Shares

S.19

*	Because of rounding in the calculation, the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

Class F Shares — Commissions and Conversion to Class E Shares

Although there is no front-end sales charge when you buy Class F shares, the Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class F shares (a portion of this commission may, in turn, be paid to your financial advisor). The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share Class — Distribution and Service Fees for details.

Class F shares automatically convert to Class E shares after you’ve owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class E shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class F shares to Class E shares:

•	Class F shares are converted on or about the 15th day of the month that they become eligible for conversion.

•	Any shares you received from reinvested distributions on these shares generally will convert to Class E shares at the same time.

•	You’ll receive the same dollar value of Class E shares as the Class F shares that were converted. Class F shares that you received from an exchange of Class F shares of another Fund will convert based on the day you bought the original shares.

•	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

S.20

Class R Shares — Sales Charges and Commissions

You don’t pay a front-end sales charge when you buy Class R shares of the Fund or a CDSC when you sell Class R shares of the Fund. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders for more information about investing in Class R shares of the Fund. The Distributor pays an up-front commission directly to your selling and/or servicing agent when you buy Class R shares (a portion of this commission may, in turn, be paid to your financial advisor), according to the following schedule:

Class R Shares — Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$0—$49,999,999	0.50%
$50 million or more	0.25%

The Distributor seeks to recover this commission through distribution and/or service fees it receives under the Fund’s distribution and/or service plan. See Choosing a Share Class — Distribution and Service Fees for details.

Class T Shares — Front-End Sales Charge

You’ll pay a front-end sales charge when you buy Class T shares unless you qualify for a waiver of the sales charge or you buy the shares through reinvested distributions. See Choosing a Share Class — Reductions/Waivers of Sales Charges for more information.

The front-end sales charge you’ll pay on Class T shares:

•	depends on the amount you’re investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account.

S.21

Class T Shares — Front-End Sales Charge — Breakpoint Schedule

				Amount retained
		Sales charge	Sales charge	by or paid to
		as a %	as a %	selling and/or
		of the	of the	servicing agents
Breakpoint	Dollar amount of	offering	net amount	as a % of the
Schedule For:	shares bought(a)	price(b)	invested(b)	offering price

	$0—$49,999	5.75%	6.10%	5.00%

	$50,000—$99,999	4.50%	4.71%	3.75%

Equity Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

	$0—$49,999	4.75%	4.99%	4.25%

	$50,000—$99,999	4.50%	4.71%	3.75%

Fixed-Income Funds	$100,000—$249,999	3.50%	3.63%	2.75%

	$250,000—$499,999	2.50%	2.56%	2.00%

	$500,000—$999,999	2.00%	2.04%	1.75%

	$1,000,000 or more	0.00%	0.00%	0.00	%(c)(d)

(a)	Purchase amounts and account values are aggregated among all eligible Fund accounts for the purposes of this table.
(b)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the Distributor may pay selling and/or servicing agents the following amounts out of its own resources: 1.00% on purchases of $1 million up to but not including $3 million, 0.50% on purchases of $3 million up to but not including $50 million and 0.25% on purchases of $50 million or more. The Distributor pays selling and/or servicing agents on investments of $1 million or more, but may be reimbursed if a CDSC is deducted when the shares are sold.
(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the Distributor the following sales commissions on purchases that are coded as commission-eligible trades: 1.00% on purchases up to but not including $3 million (including those in amounts of less than $1 million), up to 0.50% on purchases of $3 million up to but not including $50 million, and up to 0.25% on purchases of $50 million or more.

Class T Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class T shares that you bought without an initial sales charge.

•	If you bought Class T shares without a front-end sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares in accordance with the following policies:

S.22

•	Shareholders who purchased shares of a Legacy Columbia fund on or before September 3, 2010 will incur a 1.00% CDSC if those shares are redeemed within one year of purchase.

•	Shareholders who purchased shares of a Fund after September 3, 2010 will incur a CDSC if those shares are redeemed within 18 months of purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months of purchase, and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months of purchase.

•	Subsequent Class T share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

The CDSC on Class T shares:

•	is applied to the net asset value at the time of your purchase or sale, whichever is lower, and

•	will not be applied to any shares you receive through reinvested distributions or any amount that represents appreciation in the value of your shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. When you place an order to sell your Class T shares, the Fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for U.S. federal income tax purposes. You should consult your tax advisor about the tax consequences of your investment in the Funds.

In certain circumstances, the CDSC may not apply. See Choosing a Share Class — Reductions/Waivers of Sales Charges for details.

Class T Shares — Commissions

The Distributor may pay your selling and/or servicing agent an up-front commission when you buy Class T shares (a portion of this commission may, in turn, be paid to your financial advisor). The up-front commission, which varies by Fund, may be up to 5.00% of the offering price for Funds with a maximum front-end sales charge of 5.75% and up to 4.25% of the offering price for Funds with a maximum front-end sales charge of 4.75%.

S.23

The Distributor may also pay your selling and/or servicing agent a cumulative commission when you buy $1 million or more of Class T shares, according to the following schedule:

Class T Shares — Commission Schedule (Paid by the Distributor to Selling and/or Servicing Agents)

Commission Level
(as a % of net asset
Purchase Amount	value per share)

$1 million—$2,999,999	1.00%
$3 million—$49,999,999	0.50%
$50 million or more	0.25%

Reductions/Waivers of Sales Charges

Front-End Sales Charge Reductions

There are two ways in which you may be able to reduce the front-end sales charge that you may pay when you buy Class A, Class E or Class T shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower sales charge to your purchase. To calculate the combined value of your accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a Class A shares breakpoint discount through ROA, you may aggregate your or your immediate family members’ ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

S.24

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases (including existing ROA purchases) of Class A shares, Class E shares or Class T shares made within 13 months of the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least $50,000. The required form of LOI may vary by selling and/or servicing agent, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the purchase commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except for Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds, which may not be aggregated.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different selling and/or servicing agents. You and your selling and/or servicing agent are responsible for ensuring that you receive discounts for which you are eligible. The Fund is not responsible for a selling and/or servicing agent’s failure to apply the eligible discount to your account. You may be asked by your selling and/or servicing agent for account statements or other records to verify your discount eligibility, including, when applicable, records for accounts opened with a different selling and/or servicing agent and records of accounts established by members of your immediate family.

S.25

FUNDamentalstm

Your “Immediate Family” and Account Value Aggregation

For purposes of reaching the Class F shares investment limits described in Choosing a Share Class — Comparison of the Share Classes or obtaining a Class A shares, Class E shares or Class T shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Remember that in order to obtain a breakpoint discount, you must notify your selling and/or servicing agent in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family. Group plan accounts are valued at the plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above:

•	Individual or joint accounts;

•	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);

•	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

•	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;

•	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;

•	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and

•	Investments in wrap accounts;

provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W and/or Class Z shares of the Funds.

S.26

The following accounts are not eligible for account value aggregation as described above:

•	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

•	Accounts invested in Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of the Funds;

•	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;

•	Charitable and irrevocable trust accounts; and

•	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010.

Front-End Sales Charge Waivers

The following categories of investors may buy Class A, Class E and Class T shares of the Funds at net asset value, without payment of any front-end sales charge that would otherwise apply:

•	Current or retired Fund Board members, officers or employees of the Funds or Columbia Management or its affiliates(1);

•	Current or retired Ameriprise Financial Services, Inc. financial advisors and employees of such financial advisors(1);

•	Registered representatives and other employees of affiliated or unaffiliated selling and/or servicing agent having a selling agreement with the Distributor(1);

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;

•	Portfolio managers employed by subadvisers of the Funds(1);

•	Partners and employees of outside legal counsel to the Funds or the Funds’ directors or trustees who regularly provide advice and services to the Funds, or to their directors or trustees;

•	Direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same Fund;

•	Purchases made:

•	With dividend or capital gain distributions from a Fund or from the same class of another Fund;

S.27

•	Through or under a wrap fee product or other investment product sponsored by a selling and/or servicing agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling and/or servicing agent that has a selling agreement with the Distributor;

•	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

•	Through banks, trust companies and thrift institutions, acting as fiduciaries;

•	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);

•	Purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans that have a plan level or omnibus account maintained with the Fund or the Transfer Agent and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper; and

(1)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.

•	At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Restrictions may apply to certain accounts and certain transactions. The Funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your selling and/or servicing agent with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your selling and/or servicing agent provide this information to the Fund when placing your purchase order. Please see the SAI for more information about the sales charge reductions and waivers.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class A, Class B, Class C, Class E, Class F or Class T shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons.

CDSC — Waivers of the CDSC for Class A, Class C, Class E, Class F and Class T shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	for which no sales commission or transaction fee was paid to an authorized selling and/or servicing agent at the time of purchase;

•	purchased through reinvestment of dividend and capital gain distributions;

S.28

•	in an account that has been closed because it falls below the minimum account balance;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	that result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling and/or servicing agent returns the applicable portion of any commission paid by the Distributor;

•	of Class A shares of a Fund initially purchased by an employee benefit plan;

•	other than Class A shares, of a Fund initially purchased by an employee benefit plan that are not connected with a plan level termination;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies);

•	at a Fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the Fund is a party; and

•	by certain other investors as set forth in more detail in the SAI.

CDSC — Waivers of the CDSC for Class B shares. The CDSC will be waived on redemptions of shares:

•	in the event of the shareholder’s death;

•	that result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•	in connection with the Fund’s Small Account Policy (which is described below in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and

•	by certain other investors, including certain institutions as set forth in more detail in the SAI.

Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

Please see the SAI for more information about the sales charge reductions and waivers described here.

S.29

Repurchases

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a redemption of any Class A, B, C or T shares of the Fund (other than Columbia Money Market Fund or Columbia Government Money Market Fund) within 90 days, up to the amount of the redemption proceeds. Any CDSC paid upon redemption of your Class A, B, C or T shares of the Fund will not be reimbursed.

To be eligible for these reinstatement privileges, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your selling and/or servicing agent within 90 days after the shares are redeemed and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order. The repurchased shares will be deemed to have the original purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases are excluded from this policy.

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the applicable Board has approved, and the Funds have adopted, distribution and/or shareholder service plans which set the distribution and/or service fees that are periodically deducted from the Fund assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

S.30

The table below shows the maximum annual distribution and/or service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

	Distribution	Service	Combined
	Fee	Fee	Total

Class A	up to 0.25%	up to 0.25%	up to 0.35%(a)(b)(c)
Class B	0.75%	0.25%	1.00%(a)(b)
Class C	0.75%(c)	0.25%	1.00%(b)(d)
Class E	0.10%	0.25%	0.35%
Class F	0.75%	0.25%	1.00%
Class I	none	none	none
Class R (Legacy Columbia funds)	0.50%	—(e)	0.50%
Class R (Legacy RiverSource funds)	up to 0.50%	up to 0.25%	0.50%(e)
Class R3	0.25%	0.25%(f)	0.50%(f)
Class R4	none	0.25%(f)	0.25%(f)
Class R5	none	none	none
Class T	none	0.50%(g)	0.50%(g)
Class W	up to 0.25%	up to 0.25%	0.25%(c)
Class Y	none	none	none
Class Z	none	none	none

(a)	As shown in the table below, the maximum distribution and service fees of Class A shares varies among the Funds, as follows:

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Legacy RiverSource funds (other than Columbia Money Market Fund)	Up to 0.25%	Up to 0.25%	0.25%

Columbia Money Market Fund	—	—	0.10%

Columbia Asset Allocation Fund, Columbia Balanced Fund, Columbia Conservative High Yield Fund, Columbia Contrarian Core Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Mid Cap Growth Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Intermediate Bond Fund, Columbia Real Estate Equity Fund, Columbia Small Cap Core Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund	up to 0.10%	up to 0.25%	up to 0.35%; these Funds may pay distribution and service fees up to a maximum of 0.35% of their average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but currently limit such fees to an aggregate fee of not more than 0.25% for Class A shares.

S.31

	Maximum	Maximum	Maximum
	Class A	Class A	Class A
Funds	Distribution Fee	Service Fee	Combined Total

Columbia Blended Equity Fund, Columbia Bond Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Emerging Markets Fund, Columbia Federal Securities Fund, Columbia Greater China Fund, Columbia High Yield Opportunity Fund, Columbia Liberty Fund, Columbia Energy and Natural Resources Fund, Columbia International Bond Fund, Columbia International Growth Fund, Columbia International Stock Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia Mid Cap Core Fund, Columbia Small Cap Value Fund I, Columbia Strategic Investor Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia New York Tax-Exempt Fund, Columbia Pacific/Asia Fund, Columbia Rhode Island Intermediate Municipal Bond Fund, Columbia Select Large Cap Growth Fund, Columbia Select Opportunities Fund, Columbia Select Small Cap Fund, Columbia Short-Intermediate Bond Fund, Columbia Strategic Income Fund, Columbia U.S. Treasury Index Fund, Columbia Value and Restructuring Fund, Columbia World Equity Fund	—	0.25%	0.25%

Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia Tax Exempt Fund	—	0.20%	0.20%

Columbia Asset Allocation Fund II, Columbia California Intermediate Municipal Bond Fund, Columbia Convertible Securities Fund, Columbia Georgia Intermediate Municipal Bond Fund, Columbia Global Value Fund, Columbia High Income Fund, Columbia International Value Fund, Columbia Large Cap Core Fund, Columbia Marsico Focused Equities Fund, Columbia Marsico Global Fund, Columbia Maryland Intermediate Municipal Bond Fund, Columbia North Carolina Intermediate Municipal Bond Fund, Columbia Short Term Bond Fund, Columbia Short Term Municipal Bond Fund, Columbia Small Cap Growth Fund II, Columbia South Carolina Intermediate Municipal Bond Fund, Columbia Total Return Bond Fund, Columbia Virginia Intermediate Municipal Bond Fund, Columbia Large Cap Value Fund, Columbia LifeGoal® Balanced Growth Portfolio, Columbia LifeGoal® Growth Portfolio, Columbia LifeGoal® Income and Growth Portfolio, Columbia LifeGoal® Income Portfolio, Columbia Marsico 21st Century Fund, Columbia Marsico Growth Fund, Columbia Marsico International Opportunities Fund, Columbia Mid Cap Value Fund, Columbia Multi-Advisor International Equity Fund, Columbia Masters International Equity Portfolio, Columbia Small Cap Value Fund II, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Overseas Value Fund	—	—	0.25%; these Funds pay a combined distribution and service fee pursuant to their combined distribution and shareholder servicing plan for Class A shares.

(b)	The service fees for Class A shares, Class B shares and Class C shares of certain Funds depend on when the shares were purchased, as described below. Service Fee for Class A shares and Class B shares of Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-

S.32

Exempt Fund and Columbia New York Tax-Exempt Fund — The annual service fee may equal up to 0.10% on net assets attributable to shares of these Funds issued prior to December 1, 1994 and 0.25% on net assets attributable to Fund shares issued thereafter. This arrangement results in a rate of service fee for Fund shares that is a blend between the 0.10% and 0.25% rates. For the fiscal year ended October 31, 2009, the blended service fee was 0.24% of the Fund’s average net assets for each of these Funds, other than Columbia Massachusetts Tax-Exempt Fund, which had a blended service fee of 0.23%. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Liberty Fund — The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2009, the blended service fee was 0.24% of the Fund’s average daily net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia Strategic Income Fund — The annual service fee may equal up to 0.15% on net assets attributable to shares of this Fund issued prior to January 1, 1993 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all Fund shares that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended May 31, 2010, the blended service fee was 0.25% of the Fund’s average net assets. Service Fee for Class A shares, Class B shares and Class C shares of Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund and Columbia Tax-Exempt Fund — The annual service fee may equal up to 0.20% of the average daily net asset value of all shares of such Fund class. Distribution Fee for Class B shares and Class C shares for Columbia Intermediate Municipal Bond Fund — The annual distribution fee shall be 0.65% of the average daily net assets of the Fund’s Class B shares and Class C shares. Fee amounts noted apply to Class B shares of the Funds other than Class B shares of Columbia Money Market Fund, which pay distribution fees of up to 0.75% and service fees of up to 0.10%, for a combined total of 0.85%.
(c)	Fee amounts noted apply to all Funds other than Columbia Money Market Fund (formerly RiverSource Cash Management Fund), which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(d)	The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares of the following Funds so that the combined distribution and service fee (or the distribution fee for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) does not exceed the specified percentage annually: 0.40% for Columbia Intermediate Municipal Bond Fund; 0.45% for Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund; 0.56% for Columbia Short Term Bond Fund; 0.65% for Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund; 0.80% for Columbia High Yield Municipal Fund and Columbia Tax-Exempt Fund; 0.85% for Columbia Conservative High Yield Fund, Columbia Core Bond Fund, Columbia Corporate Income Fund, Columbia Federal Securities Fund, Columbia High Yield Opportunity Fund, Columbia Intermediate Bond Fund, Columbia Strategic Income Fund and Columbia U.S. Treasury Index Fund. These arrangements may be modified or terminated by the Distributor at any time.
(e)	Class R shares of Legacy Columbia funds pay a distribution fee pursuant to a distribution (Rule 12b-1) plan for Class R shares. The Legacy Columbia funds do not have a shareholder service plan for Class R shares. The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on September 3, 2010, were known as Class R2 shares. For Legacy RiverSource fund Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the Fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.
(f)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a plan administration services agreement, the Funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up

S.33

and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds (including Columbia Asset Allocation Fund) and 0.40% for fixed income Funds. The Funds currently limit such fees to a maximum of 0.30% for equity Funds and 0.15% for fixed-income Funds other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. See Class T Shareholder Service Fees below for more information.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class E, Class F, Class R and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are used by the Distributor to make payments, or to reimburse the Distributor for certain expenses it incurs, in connection with distributing the Fund’s shares and directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the Distributor in its discretion.

For Legacy RiverSource fund Class A, Class B and Class W shares, the Distributor begins to pay these fees immediately after purchase. For Legacy RiverSource fund Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Legacy RiverSource fund Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Legacy RiverSource fund Class B shares, and, for the first 12 months following the sale of Legacy RiverSource fund Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

S.34

For Legacy Columbia fund Class E, Class R shares and, with the exception noted in the next sentence, Class A shares, the Distributor begins to pay these fees immediately after purchase. For Legacy Columbia fund Class B, Class F, Class A (if purchased as part of a purchase of shares of $1 million or more) and, with the exception noted in the next sentence, Class C shares, the Distributor begins to pay these fees 12 months after purchase (for Columbia fund Class B and Class F shares, and, for the first 12 months following the sale of Columbia Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses). For Legacy Columbia fund Class C shares, selling and/or servicing agents may opt to decline payment of sales commission and, instead, may receive these fees immediately after purchase. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

If you maintain shares of the Fund directly with the Fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

S.35

Class T Shareholder Service Fees

The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. Equity Funds (including Columbia Asset Allocation Fund) may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder service fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.30% for equity Funds and not more than 0.15% for fixed income Funds, other than Columbia Rhode Island Intermediate Municipal Bond Fund, for which the limit currently is 0.00%. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis.

Class R3 and Class R4 Shares Plan Administration Fee

Class R3 and Class R4 shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the class.

Selling and/or Servicing Agent Compensation

The Distributor and the investment manager make payments, from their own resources, to selling and/or servicing agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Such payments are generally based upon one or more of the following factors: average net assets of the Funds sold by the Distributor attributable to that intermediary, gross sales of the Funds distributed by the Distributor attributable to that intermediary, reimbursement of ticket charges (fees that a selling and/or servicing agent charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.05% and 0.50% on an annual basis for payments based on average net assets of the Fund attributable to the intermediary, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the intermediary.

S.36

The Distributor and the investment manager may make payments in larger amounts or on a basis other than those described above when dealing with certain selling and/or servicing agents, including certain affiliates of Bank of America Corporation (Bank of America). Such increased payments may enable such selling and/or servicing agents to offset credits that they may provide to customers.

The Distributor, the Transfer Agent and the investment manager may also make payments to financial intermediaries, including other Ameriprise Financial affiliates, that provide shareholder services to retirement plans and other investment programs to compensate those selling and/or servicing agents for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing.

These payments for shareholder servicing support vary by selling and/or servicing agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act, and 0.45% of the average aggregate value of the Fund’s shares in any intermediary’s program on an annual basis for those classes of shares that do not pay a service fee pursuant to a plan under Rule 12b-1 under the 1940 Act.

For all classes other than Class Y shares, the Funds may reimburse the Transfer Agent for amounts paid to selling and/or servicing agents that maintain assets in omnibus accounts, subject to an annual cap that varies among Funds. Generally, the annual cap for each Fund (other than the Columbia Acorn funds) is 0.20% of the average aggregate value of the Fund’s shares maintained in each such account for selling and/or servicing agents that seek payment by the Transfer Agent based on a percentage of net assets. Please see the SAI for additional information. The annual cap for Columbia Acorn funds is 0.05% of the average aggregate value of the Fund’s shares maintained in such accounts. The amounts in excess of that reimbursed by the Fund are borne by the Distributor or the investment manager. The Distributor and the investment manager may make other payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.

S.37

Amounts paid by the Distributor and the investment manager and their affiliates are paid out of the Distributor’s and the investment manager’s own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor and the investment manager and their affiliates, as well as a list of the selling and/or servicing agents, including Ameriprise Financial affiliates, to which the Distributor and the investment manager have agreed to make marketing support payments. Your selling and/or servicing agent may charge you fees and commissions in addition to those described in the prospectus. You should consult with your selling and/or servicing agent and review carefully any disclosure your selling and/or servicing agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a selling and/or servicing agent and its financial advisors may have a financial incentive for recommending the Fund or a particular share class over others.

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the net asset value per share for each class of the Fund at the end of each business day.

FUNDamentalstm

NAV Calculation

Each of the Fund’s share classes calculates its NAV per share as follows:

(Value of assets of the share class)
NAV	=	− (Liabilities of the share class)

Number of outstanding shares of the class

FUNDamentalstm

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes. On holidays and other days when the NYSE is closed, the Fund’s net asset value is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still change on days that the NYSE is closed, including to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

S.38

The value of the Fund’s shares is based on the total market value of all of the securities and other assets that it holds as of a specified time. The prices reported on stock exchanges and other securities markets around the world are usually used to value securities in the Fund. The Fund uses the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. For a Fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs.

If a market price isn’t readily available, the Fund will determine the price of the security held by the Fund based on the investment manager’s determination of the security’s fair value. A market price is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. In addition, the Fund may use fair valuation to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. Foreign exchanges typically close before the time at which Fund share prices are calculated, and may be closed altogether on some days when the Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those impacting a single issuer; (2) governmental action that affects securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant domestic or foreign market fluctuations. The Fund uses various criteria, including an evaluation of U.S. market moves after the close of foreign markets, in determining whether a security’s market price is readily available and, if not, the fair value of the security.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when the Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate. The Fund has retained one or more independent fair valuation pricing services to assist in the fair valuation process for foreign securities. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold.

For money market Funds, the Fund’s investments are valued at amortized cost, which approximates market value.

S.39

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent before the end of a business day are priced at the Fund’s net asset value per share on that day. Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion Signature Guarantee (as described below) for amounts greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. The selling and/or servicing agent providing the Medallion Signature Guarantee is financially liable for the transaction if the signature is a forgery.

Qualified customers can obtain a Medallion Signature Guarantee from any financial institution — including commercial banks, credit unions and broker/dealers — that participates in one of the three Medallion Signature Guarantee programs recognized by the Securities and Exchange Commission. These Medallion Signature Guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Please note that a guarantee from a notary public is not acceptable.

S.40

A Medallion Signature Guarantee is required if:

•	The amount is greater than $100,000.

•	You want your check made payable to someone other than the registered account owner(s).

•	Your address of record has changed within the last 30 days.

•	You want the check mailed to an address other than the address of record.

•	You want the proceeds sent to a bank account not on file.

•	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at The Funds, c/o Columbia Management Investment Services Corp at the following address (regular mail) P.O. Box 8081, Boston, MA 02266-8081 and (express mail) 30 Dan Road, Canton, MA 02021-2809. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Telephone Transactions

For Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders, once you have an account, you may place orders to buy, sell or exchange shares by telephone. To place orders by telephone, call 800.422.3737. Have your account number and social security number (SSN) or taxpayer identification number (TIN) available when calling.

You can sell up to and including an aggregate of $100,000 of shares via the telephone per day, per Fund, if you qualify for telephone orders. Wire redemptions requested via the telephone are subject to a maximum of $3 million of shares per day, per Fund. You can buy up to and including $100,000 of shares per day, per Fund through your bank account as an Automated Clearing House (ACH) transaction via the telephone if you qualify for telephone orders.

S.41

Telephone orders may not be as secure as written orders. The Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once Class A, Class B, Class C, Class R, Class T, Class Y and Class Z shareholders have an account, they may contact the Transfer Agent at 800.345.6611 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services.

You can sell up to and including an aggregate of $100,000 of shares per day, per Fund account through the internet if you qualify for internet orders.

Customer Identification Program

U.S. Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., SSN or TIN). If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

S.42

Small Account Policy — Class A, B, C, T and Z Share Accounts Below $250

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund may also sell your Fund shares if your selling and/or servicing agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, B, C, T and Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating your Fund accounts through an exchange of shares of another Fund in which you hold shares, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling and/or servicing agent. The Transfer Agent’s contact information (toll-free number and mailing address) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

S.43

Each Fund reserves the right to change its minimum investment requirements. The Funds also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class E, Class F, Class R, Class R3, Class R4, Class R5, Class Y or Class W shares; shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy — Broker/Dealer and Wrap Fee Accounts

The Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of their service providers will enter into information sharing agreements with selling and/or servicing agents, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, selling and/or servicing agents are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund’s excessive trading policies and procedures. See Buying, Selling and Exchanging Shares — Excessive Trading Practices for more information.

S.44

Excessive Trading Practices Policy of Non-Money Market Funds

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any buy or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its discretion restrict or reject a buy or exchange order even if the transaction is not subject to the specific exchange limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to buy or exchange transactions communicated directly to the Transfer Agent and to those received by selling and/or servicing agents.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future buy orders, including exchange buy orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

S.45

These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Fund using a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell and exchange orders through selling and/or servicing agents, and cannot always know of or reasonably detect excessive trading that may be facilitated by selling and/or servicing agents or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain selling and/or servicing agents such as broker/dealers, retirement plans and variable insurance products. These arrangements often permit selling and/or servicing agents to aggregate their clients’ transactions and accounts, and in these circumstances, the identity of the shareholders is often not known to the Fund.

Some selling and/or servicing agents apply their own restrictions or policies to underlying investor accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders in making any such judgments.

Risks of Excessive Trading — Excessive trading creates certain risks to the Fund’s long-term shareholders and may create the following adverse effects:

•	negative impact on the Fund’s performance;

•	potential dilution of the value of the Fund’s shares;

S.46

•	interference with the efficient management of the Fund’s portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;

•	losses on the sale of investments resulting from the need to sell securities at less favorable prices;

•	increased taxable gains to the Fund’s remaining shareholders resulting from the need to sell securities to meet sell orders; and

•	increased brokerage and administrative costs.

To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Similarly, to the extent that the Fund invests significantly in thinly traded high-yield bonds (junk bonds) or equity securities of small-capitalization companies, because these securities are often traded infrequently, investors may seek to trade their shares in an effort to benefit from their understanding of the value of these securities. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than would be the case for mutual funds that invest in highly liquid securities, in part because the Fund may have difficulty selling those portfolio securities at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

S.47

Excessive Trading Practices Policy of Money Market Funds

The money market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of money market Fund shares. However, since frequent purchases and sales of money market Fund shares could in certain instances harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the money market Funds) and disrupting portfolio management strategies, each of the money market Funds reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in this prospectus (such as minimum purchase amounts), the money market Funds have no limits on buy or exchange transactions. In addition, each of the money market Funds reserve the right to impose or modify restrictions on purchases, exchanges or trading of the Fund shares at any time.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are available directly and through broker-dealers, banks and other selling and/or servicing agents or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by selling and/or servicing agents.

Not all selling and/or servicing agents offer the Funds and certain selling and/or servicing agents that offer the Funds may not offer all Funds on all investment platforms. Please consult with your financial advisor to determine the availability of the Funds. If you set up an account at a selling and/or servicing agent that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current selling and/or servicing agent, find another selling and/or servicing agent with a selling agreement, or sell your Fund shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

S.48

Selling and/or servicing agents that offer the Funds may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, Fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the selling and/or servicing agents through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial advisor employed by the selling and/or servicing agent through which you purchased or at which you maintain your shares of the Fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of one of these financial intermediaries and/or its selling and/or servicing agents to carry out its obligations to its customers.

As stated above, you may establish and maintain your account with a selling and/or servicing agent authorized by the Distributor to sell fund shares or directly with the Fund. The Fund may engage selling and/or servicing agents to receive purchase orders and exchange (and sale) orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice. The Funds encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account.

Accounts established directly with the Fund

You or the financial advisor through which you buy shares may establish an account with the Fund. To do so, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at columbiamanagement.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

S.49

Mail your check and completed application to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Buying Shares

Eligible Investors

Class A and Class C Shares

Class A and Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class A and Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer. For money market Funds, new investments must be made in Class A, Class I (available as a new investment only to the Funds (i.e., Fund-of-Fund investment)), Class T, Class W or Class Z shares of the Fund, subject to eligibility. Class C and Class R of the money market Funds are available as a new investment only to investors in the Distributor’s proprietary 401(k) products, provided that such investor is eligible to invest in the Class and transacts directly with the Fund or the Transfer Agent through a third party administrator or third party recordkeeper. The money market Funds offer other classes of shares only to facilitate exchanges with other Funds offering these classes of shares.

Class B Shares Closed

The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

S.50

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following two types of transactions (Qualifying Transactions):

•	Dividend and/or capital gain distributions may continue to be reinvested in Class B shares of a Fund.

•	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, any purchase orders (except those submitted by a selling and/or servicing agent through the National Securities Clearing Corporation (NSCC) as described in more detail below) that are initial investments in Class B shares or that are orders for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will automatically be invested in Class A shares of the Fund, without regard to the normal minimum initial investment requirement for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. For additional information about Class A shares, see Choosing a Share Class — Class A Shares — Front-end Sales Charges. Your selling and/or servicing agent may have different policies not described here, including a policy to reject purchase orders for a Fund’s Class B shares or to automatically invest the purchase amount in a money market fund. Please consult your selling and/or servicing agent to understand their policy.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s selling and/or servicing agent through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their selling and/or servicing agent if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

Dividend and/or capital gain distributions from Class B shares of a Fund will not be automatically invested in Class B shares of another Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a Fund will be reinvested in Class B shares of the same Fund that is making the distribution.

S.51

Class E and Class F Shares Closed

Class E and Class F shares are closed to new investors and new accounts. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) (i) may continue to make additional purchases of Class E and Class F shares and (ii) will continue to have their dividend and capital gains distributions reinvested. These share classes are designed for investors who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary.

Class I Shares

Class I shares are currently only available to the Funds (i.e., Fund of Fund investments). Class I shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. The Distributor, in its sole discretion, may accept investments in Class I shares from other institutional investors.

Class R Shares

Class R shares can only be bought through eligible health savings accounts sponsored by third party platforms, including those sponsored by Ameriprise Financial affiliates, and the following eligible retirement plans: 401(k) plans; 457 plans; employer-sponsored 403(b) plans; profit sharing and money purchase pension plans; defined benefit plans; and non-qualified deferred compensation plans. Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the Transfer Agent or your retirement plan or health savings account administrator for more information about investing in Class R shares. The Distributor, in its sole discretion, may accept investments in Class R shares from other institutional investors.

Class R3, Class R4 and Class R5 Shares

Class R3, Class R4 and Class R5 shares are closed to new investors and new accounts effective as of the close of business on December 31, 2010, subject to certain limited exceptions described below.

S.52

Shareholders who opened and funded a Class R3, Class R4 or Class R5 account with the Fund as of the close of business on December 31, 2010 (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of these share classes. Plans may continue to make additional purchases of Fund shares and add new participants, and new plans sponsored by the same or an affiliated sponsor may invest in the Fund (and add new participants) if an initial plan so sponsored invested in the Fund as of December 31, 2010 (or has approved the Fund as an investment option as of December 31, 2010 and funds its initial account with the Fund prior to March 31, 2011) and holds Fund shares at the plan level.

In the event that an order to purchase Class R3, Class R4 or Class R5 shares is received by the Fund or the Transfer Agent after the close of business on December 31, 2010 (other than as described above) from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund and the Transfer Agent and any money that the Fund or the Transfer Agent received with the order will be returned to the investor or the selling and/or servicing agent, as appropriate, without interest.

Class R3, Class R4 and Class R5 shares are designed for qualified employee benefit plans, trust companies or similar institutions, charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code, non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above, state sponsored college savings plans established under Section 529 of the Internal Revenue Code, and health savings accounts created pursuant to public law 108-173. Additionally, if approved by the Distributor, Class R5 shares are available to institutional or corporate accounts above a threshold established by the Distributor (currently $1 million per Fund or $10 million in all Funds) and bank trust departments. Class R3, Class R4 and R5 shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Class R3, Class R4 shares and Class R5 shares of the Fund may be exchanged for Class R3 shares, Class R4 shares and Class R5 shares, respectively, of another Fund.

Class T Shares Closed

Class T shares are available for purchase only to investors who received (and who have continuously held) Class T shares in connection with the merger of certain Galaxy funds into various Columbia funds (formerly named Liberty funds).

S.53

Class W Shares

Class W shares are available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares may be purchased, sold or exchanged only through the Distributor or an authorized selling and/or servicing agent. Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another Fund may be made outside of a discretionary managed account. The Distributor, in its sole discretion, may accept investments in Class W shares from other institutional investors.

Class Y Shares

Class Y shares are available only to the following categories of eligible investors:

•	Individual investors and institutional clients (endowments, foundations, defined benefit plans, etc.) who invest at least $1 million in Class Y shares of a single Fund; and

•	Group retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans) with plan assets of at least $10 million.

Currently, Class Y shares are offered only to certain former shareholders of the series of the former Columbia Funds Institutional Trust and to institutional and high net worth individuals and clients invested in certain pooled investment vehicles and separate accounts managed by the investment manager.

Class Z Shares

Class Z shares are available only to the categories of eligible investors described below under “Minimum Investment and Account Balance — Class Z Shares Minimum Investments”

In addition, for Class I, Class R, Class W, Class Y and Class Z shares, the Distributor, in its sole discretion, may accept investments from other institutional investors not listed above.

S.54

Minimum Initial Investments, Additional Investments and Account Balances

The table below shows the Fund’s minimum initial investment, additional investment and minimum account balance requirements, which may vary by Fund, class and type of account.

Minimum Investment and Account Balance

	Minimum	Minimum	Minimum
	Initial	Additional	Account
	investment	investments	balance

For all Funds and classes except those listed below (non-qualified accounts)	$2,000(a)	$100	$250(d)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$1,000	$100	none

Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund, Columbia Absolute Return Currency and Income Fund	$10,000	$100	$5,000

RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$100	$2,500

Class I, Class R	none	none	none

Class W	$500	none	$500

Class Y	variable(b)	$100	$250

Class Z	variable(a)(c)	$100	$250(d)

(a)	If your Class A, B, C, T or Z shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a systematic investment plan. If you do not do so, it will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance requirement.
(b)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(c)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.
(d)	If the value of your account falls below $250, your Fund account is subject to automatic redemption of Fund shares. For details, see Small Account Policy above.

S.55

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. The table below shows the minimum initial investments, minimum additional investments and minimum account balance for investment through a Systematic Investment Plan:

Minimum Investment and Account Balance — Systematic Investment Plans

	Minimum	Minimum	Minimum
	Initial	Additional	Account
	investment	investments	balance*

For all Funds and classes except those listed below (non-qualified accounts)	$100*(a)	$100	none*(b)

For all Funds and classes except those listed below (Individual Retirement Accounts)	$100*(b)	$50	none

Columbia 120/20 Contrarian Equity Fund, Columbia Global Extended Alpha Fund, Columbia Absolute Return Currency and Income Fund	$10,000	$100	$5,000

RiverSource Disciplined Small Cap Value Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund	$5,000	$100	$2,500

Class I, Class R	none	none	none

Class W	$500	none	$500

Class Y	variable(c)	$100	none

Class Z	variable(d)	$100	none

*	If your Fund account balance is below the minimum initial investment requirement described in this table, you must make investments at least monthly.
(a)	money market Funds — $2,000.
(b)	money market Funds — $1,000.
(c)	The minimum initial investment amount for Class Y shares varies depending on eligibility. For eligibility details, see Buying, Selling and Exchanging Shares — Buying Shares — Eligible Investors — Class Y Shares.
(d)	The minimum initial investment requirement for Class Z shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. For details, see Class Z Shares Minimum Investments below.

Class Z Shares Minimum Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the Funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the Funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

S.56

•	Any health savings account sponsored by a third party platform and any omnibus group retirement plan for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any investor participating in a wrap program sponsored by a selling and/or servicing agent or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following eligible investors is $1,000:

•	Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a selling and/or servicing agent or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

•	Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through an individual retirement account.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.

•	Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with a Legacy Columbia fund distributed by the Distributor.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

S.57

•	Any investor participating in an account offered by a selling and/or servicing agent or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a selling and/or servicing agent must independently satisfy the minimum investment requirement noted above).

•	Any institutional investor who is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization, which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933.

•	Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Any person employed as of April 30, 2010 by the former investment manager, distributor or transfer agent of the Legacy Columbia funds is eligible to make new and subsequent purchases in the Class Z shares through a non-retirement account.

•	Certain other investors as set forth in more detail in the SAI.

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the Distributor.

The Fund reserves the right to modify its minimum investment and related requirements at any time, with or without prior notice. If your account is closed then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment and minimum additional investment.

Dividend Diversification

Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Funds at 800.345.6611 for details. See Buying, Selling and Exchanging Shares — Opening an Account and Placing Orders — Buying Shares — Class B Shares Closed for restrictions applicable to Class B shares.

S.58

Wire Purchases

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 800.345.6611.

Electronic Funds Transfer

You may buy Class A, Class C, Class E, Class F, Class T, Class Y and Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 800.422.3737. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms. The minimum investment amount for additional purchases via electronic funds transfer is $100.

Important: Payments sent by electronic fund transfers, a bank authorization, or check that are not guaranteed may take up to 10 or more days to clear. If you request a redemption before the purchase funds clear, this may cause your redemption request to fail to process if the requested amount includes unguaranteed funds. If you purchased your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Fund holds the redemption proceeds when you sell those shares for a period of time after the trade date of the purchase.

Other Purchase Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated public offering price per share, which is the net asset value per share plus any sales charge that applies.

•	You generally buy Class A, Class E and Class T shares at the public offering price per share because purchases of these share classes are generally subject to a front-end sales charge.

•	You buy Class B, Class C, Class F, Class I, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z shares at net asset value per share because no front-end sales charge applies to purchases of these share classes.

•	The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

•	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

•	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

S.59

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption. You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Remember that Class R, R3, R4 and R5 shares are sold through your eligible retirement plan or health savings account. For detailed rules regarding the sale of these classes of shares, contact the Transfer Agent, your retirement plan or health savings account administrator.

Wire Redemptions

You may request that your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and Class Z share sale proceeds be wired to your bank account by calling the Transfer Agent at 800.422.3737. You must set up this feature prior to your request. The Transfer Agent charges a fee for shares sold by Fedwire. The Transfer Agent may waive the fee for certain accounts. The receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Class A, Class B, Class C, Class T, Class Y and Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 800.422.3737. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A, Class B, Class C, Class I, Class T, Class W, Class Y and/or Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. To set up the plan, your account balance must meet the Fund Class’ minimum initial investment amount. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed.

S.60

You can choose to receive your withdrawals via check or direct deposit into your bank account. Otherwise, the Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Check Redemption Service

Class A shares of the money market Funds offer check writing privileges. If you have $2,000 in a money market Fund, you may request checks which may be drawn against your account. The amount of any check drawn against your money market Fund must be at least $100. You can elect this service on your initial application or thereafter. Call 800.345.6611 for the appropriate forms to establish this service. If you own Class A shares that were originally in another Fund at NAV because of the size of the purchase, and then exchanged into a money market Fund, check redemptions may be subject to a CDSC. A $15 charge will be assessed for any stop payment order requested by you or any overdraft in connection with checks written against your money market Fund account.

In-Kind Distributions

The Fund reserves the right to honor sell orders with in-kind distributions of portfolio securities instead of cash. In the event the Fund makes such an in-kind distribution, you may incur the brokerage and transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash.

Other Redemption Rules You Should Know

•	Once the Transfer Agent or your selling and/or servicing agent receives your sell order in “good form,” your shares will be sold at the next calculated net asset value per share. Any applicable CDSC will be deducted from the amount you’re selling and the balance will be remitted to you.

•	If you sell your shares directly through the Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

•	If you sell your shares through a selling and/or servicing agent, the Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

S.61

•	If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, the Funds will hold the sale proceeds when you sell those shares for a period of time after the trade date of the purchase.

•	No interest will be paid on uncashed redemption checks.

•	The Funds can delay payment of the redemption proceeds for up to seven days and may suspend redemptions and/or further postpone payment of redemption proceeds when the NYSE is closed or during emergency circumstances as determined by the SEC.

•	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

•	Also keep in mind the Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

•	For Class E shareholders, if, at the time of the trust’s termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary’s name. For Class F shareholders, if, at the time of the trust’s termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary’s name. After such conversion, the beneficiary’s shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase for these shares. For purposes of calculating the conversion period, the beneficiary ownership period for the Class B shares will begin at the time the Class F shares were purchased.

•	For Class E and Class F shareholders, if the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor may be required to refund to the Distributor any sales charge or initial commission previously retained or paid on the withdrawn Class E and/or Class F shares or amount redeemed.

S.62

Exchanging Shares

You can generally sell shares of a Fund to buy shares of another Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. You may be subject to a sales charge if you exchange from a money market Fund or any other Fund that does not charge a front-end sales charge into a non-money market Fund. If you hold your Fund shares through certain selling and/or servicing agents, including Ameriprise Financial Services, Inc., you may have limited exchangeability among the Funds. Please contact your financial advisor for more information.

Systematic Exchanges

You may buy Class A, Class C, Class T, Class W, Class Y and/or Class Z shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e. tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your selling and/or servicing agent to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must obtain a Medallion Signature Guarantee.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Funds at 800.345.6611. A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

•	Exchanges are made at net asset value next calculated after your exchange order is received in good form.

•	Once the Fund receives your exchange request, you cannot cancel it after the market closes.

•	The rules for buying shares of a Fund generally apply to exchanges into that Fund, including, if your exchange creates a new Fund account, it must satisfy the minimum investment amount, unless a waiver applies.

•	Shares of the purchased Fund may not be used on the same day for another exchange or sale.

S.63

•	You can generally make exchanges between like share classes of any Fund. Some exceptions apply.

•	If you exchange shares from Class A shares of a money market Fund to a non-money market Fund, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market Fund into Class C shares of a non-money market Fund, you may not exchange from Class C shares of that non-money market Fund back to Class A shares of a money market Fund.

•	A sales charge may apply when you exchange shares of a Fund that were not assessed a sales charge at the time of your initial purchase. If your initial investment was in a money market Fund and you exchange into a non-money market Fund, your transaction is subject to a front-end sales charge if you exchange into Class A shares and to a CDSC if you exchange into Class C, Class E and Class F shares of the Funds.

•	If your initial investment was in Class A shares of a non-money market Fund and you exchange shares into a money market Fund, you may exchange that amount to another Fund, including dividends earned on that amount, without paying a sales charge.

•	If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original Fund and ends when you sell the shares of the Fund you received from the exchange. The applicable CDSC will be the CDSC of the original Fund.

•	Class T shares may be exchanged for Class T or Class A shares. Class T shares exchanged into Class A shares cannot be exchanged back into Class T shares.

•	Class Z shares of a Fund may be exchanged for Class A or Class Z shares of another Fund.

•	You may make exchanges only into a Fund that is legally offered and sold in your state of residence. Contact the Transfer Agent or your selling and/or servicing agent for more information.

•	You generally may make an exchange only into a Fund that is accepting investments.

•	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•	Unless your account is part of a tax-advantaged arrangement, an exchange for shares of another Fund is a taxable event, and you may recognize a gain or loss for tax purposes.

S.64

•	Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another Fund. You may continue to hold these shares in the original Fund. Changing your investment to a different Fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new Fund.

You may exchange or sell shares by having your selling and/or servicing agent process your transaction. If you maintain your account directly with your selling and/or servicing agent, you must contact that agent to exchange or sell shares of the Fund. If your account was established directly with the Fund, there are a variety of methods you may use to exchange or sell shares of the Fund.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same Fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

Ways to Request a Sale or Exchange of Shares

Account established with your selling and/or servicing agent

You can exchange or sell Fund shares by having your financial advisor or selling and/or servicing agent process your transaction. They may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Mail your sale or exchange request to The Funds, c/o Columbia Management Investment Services Corp. (regular mail) P.O. Box 8081, Boston, MA 02266-8081 or (express mail) 30 Dan Road, Canton, MA 02021-2809.

Include in your letter: your name; the name of the Fund(s); your account number; the class of shares to be exchanged or sold; your social security number (SSN) or taxpayer identification number (TIN); the dollar amount or number of shares you want to exchange or sell; specific instructions regarding delivery or exchange destination; signature(s) of registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

S.65

When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the order at its transaction processing center in Canton, Massachusetts, not the P.O. Box provided for regular mail delivery.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

•	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

•	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

FUNDamentalsTM

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year.

S.66

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the selling and/or servicing agent through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund, distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Unless you are a tax-exempt investor or holding Fund shares through a tax-advantaged account (such as a 401(k) plan or IRA), you should consider avoiding buying Fund shares shortly before the Fund makes a distribution (other than distributions of net investment income that are declared daily) of net investment income or net realized capital gain, because doing so can cost you money in taxes to the extent the distribution consists of taxable income or gains. This is because you will, in effect, receive part of your purchase price back in the distribution. This is known as “buying a dividend.” To avoid “buying a dividend,” before you invest, check the Fund’s distribution schedule, which is available at the Funds’ website and/or by calling the Funds’ telephone number listed at the beginning of the section entitled Choosing a Share Class.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. The Fund may have, or may build up over time, high levels of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations.

S.67

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for U.S. federal income tax purposes. In addition, you should be aware of the following considerations applicable to all Funds (unless otherwise noted):

•	The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in Fund level taxation, and consequently, a reduction in income available for distribution to you. In addition, any dividends of net tax-exempt income would no longer be exempt from U.S. federal income tax and, instead, in general, would be taxable to you as ordinary income.

•	Distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

•	Distributions of the Fund’s ordinary income and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

•	For taxable fixed income Funds: The Fund expects that distributions will consist primarily of ordinary income.

•	For taxable years beginning on or before December 31, 2012, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2012. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. For taxable fixed income and tax-exempt Funds: The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

•	For taxable years beginning on or before December 31, 2012, the maximum individual U.S. federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2012.

S.68

•	Certain derivative instruments when held in a Fund’s portfolio subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. For tax-exempt Funds: Derivative instruments held by a Fund may also generate taxable income to the Fund.

•	Certain Funds may purchase or sell (write) options, as described further in the SAI. In general, option premiums which may be received by the Fund are not immediately included in the income of the Fund. Instead, such premiums are taken into account when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and such Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the exercise price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. Gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and the related sale or delivery of the underlying security generally will be short-term gain or loss. Thus, for example, if an option written by a Fund expires unexercised, such Fund generally will recognize short-term gain equal to the premium received.

•	If at the end of the taxable year more than 50% of the value of the Fund’s assets consists of securities of foreign corporations, and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by the Fund. You may be able to either deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Fund will make a special election for a taxable year, even if it is eligible to do so.

S.69

•	For tax-exempt Funds: The Fund expects that distributions will consist primarily of exempt-interest dividends. Distributions of the Fund’s net interest income from tax-exempt securities generally are not subject to U.S. federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. Similarly, distributions of interest income that is exempt from state and local income taxes of a particular state generally will be exempt from such taxes, but may be subject to other taxes, including income taxes of other states, and federal and state alternative minimum tax. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by the Fund of this income generally are taxable to you as ordinary income. Distributions of gains realized by the Fund, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you. Distributions of the Fund’s net short-term capital gain, if any, generally are taxable to you as ordinary income.

•	For a Fund organized as a fund-of-funds. Because most of the Fund’s investments are shares of underlying Funds, the tax treatment of the Fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the underlying Funds or the Fund shareholders invested directly in the underlying funds. As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.

•	A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares (including those paid in securities) usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term or disallowed.

•	The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and redemption proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

S.70

FUNDamentalsTM

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Additional Services and Compensation

In addition to acting as the Fund’s investment manager, Columbia Management Investment Advisers, LLC (Columbia Management) and its affiliates also receive compensation for providing other services to the Funds.

Administration Services. Columbia Management, 225 Federal Street, Boston, MA 02110, provides or compensates others to provide administrative services to the Funds. These services include administrative, accounting, treasury, and other services. Fees paid by the Funds for these services are included under “Other expenses” in the expense table of the Fund.

Distribution and Shareholder Services. Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.), 225 Federal Street, Boston, MA 02110, provides underwriting and distribution services to the Funds.

Transfer Agency Services. Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation), 225 Federal Street, Boston, MA 02110, provides or compensates others to provide transfer agency services to the Funds. The Funds pay the Transfer Agent a fee that may vary by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Funds. Fees paid by a Fund for these services are included under “Other expenses” in the expense table of the Fund.” The Transfer Agent pays a portion of these fees to selling and servicing agents that provide sub-recordkeeping and other services to Fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the Transfer Agent agreements.

Additional Management Information

Affiliated Products. Columbia Management serves as investment manager to the Funds, including those that are structured to provide asset-allocation services to shareholders of those Funds (funds of funds) by investing in shares of other

S.71

Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and Columbia Management seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products’ investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although Columbia Management may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When Columbia Management structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, substantial redemptions by the affiliated products within a short period of time could require the underlying fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing the underlying fund to realize a loss. Substantial redemptions may also adversely affect the ability of the investment manager to implement the underlying fund’s investment strategy. Columbia Management also has an economic conflict of interest in determining the allocation of the affiliated products’ assets among the underlying funds as it earns different fees from the underlying funds. Columbia Management monitors expense levels of the Funds and is committed to offering funds that are competitively priced. Columbia Management reports to the Board of each fund of funds on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the Fund owned by affiliated products.

S.72

Cash Reserves. A Fund may invest its daily cash balance in a money market fund selected by Columbia Management, including but not limited to Columbia Short-Term Cash Fund (Short-Term Cash Fund), a money market Fund established for the exclusive use of the Funds and other institutional clients of Columbia Management. While Short-Term Cash Fund does not pay an advisory fee to Columbia Management, it does incur other expenses. A Fund will invest in Short-Term Cash Fund or any other money market fund selected by Columbia Management only to the extent it is consistent with the Fund’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a Fund. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The website references in this prospectus are intended to be inactive textual references and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

S.73

Additional information about the Fund and its investments is available in the Fund’s SAI, and annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report, or the semiannual report, or to request other information about the Fund, contact your financial intermediary or the Fund directly through the address or telephone number below. To make a shareholder inquiry, contact the financial intermediary through whom you purchased shares of the Fund.

P.O. Box 8081
Boston, MA 02266-8081
800.345.6611
Information is also available at columbiamanagement.com

Information about the Fund, including the SAI, can be reviewed at the Securities and Exchange Commission’s (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 202.551.8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File #811-2686

S-6355-99 W (3/11)

STATEMENT OF ADDITIONAL INFORMATION
March 7, 2011

Columbia Funds Series Trust II
Columbia 120/20 Contrarian Equity Fund
Class A: RCEAX	Class B: RZZBX	Class C: RECCX
Class I: —	Class Z: CCEZX
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: —	Class C: RARCX
Class I: RVAIX	Class W: RACWX	Class Z: CACZX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class R: CAJRX
Class R5: TAPRX	Class Z: CAJZX
Columbia Diversified Bond Fund
Class A: INBNX	Class B: ININX	Class C: AXBCX
Class I: RDBIX	Class R: —	Class R3: RSDBX
Class R4: IDBYX	Class R5: RSVBX	Class W: RVBWX
Class Z: CDBZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class R: RDEIX	Class R3: RDERX
Class R4: IDQYX	Class R5: RSEDX	Class W: —
Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class R: RSOOX	Class R4: RSORX
Class R5: RSDFX	Class W: —	Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: —	Class C: REBCX
Class I: RSMIX	Class R4: —	Class W: REMWX
Class Z: CMBZX
Columbia Emerging Markets Opportunity Fund
Class A: IDEAX	Class B: IEMBX	Class C: RMCEX
Class I: RSRIX	Class R: REMRX	Class R4: —
Class R5: REMFX	Class W: CMOWX	Class Z: CEOZX
Columbia Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: —	Class R: REVRX	Class R3: RSEVX
Class R4: AEVYX	Class R5: RSEYX	Class W: CEVWX
Class Z: CEVZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: —	Class R4: —	Class Z: CEEZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class R: CFRRX	Class R4: —
Class R5: RFRFX	Class W: RFRWX	Class Z: CFRZX
Columbia Frontier Fund
Class A: SLFRX	Class B: SLFBX	Class C: SLFCX
Class I: —	Class R: SFFRX	Class R4: SFFTX
Class R5: SFFIX	Class Z: CFOZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class R: —	Class R4: RGBRX
Class W: RGBWX	Class Z: CGBZX
Columbia Global Equity Fund
Class A: IGIGX	Class B: IDGBX	Class C: RGCEX
Class I: —	Class R: —	Class R4: IDGYX
Class R5: RGERX	Class W: —	Class Z: CGEZX
Columbia Global Extended Alpha Fund
Class A: RTAAX	Class B: —	Class C: RTACX
Class I: —	Class R: REAOX	Class R4: REYRX
Class Z: CEAZX
Columbia Government Money Market Fund
Class A: SCMXX	Class B: SCBXX	Class C: SCCXX
Class R: SMRXX	Class R5: SMIXX	Class Z: CGZXX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class R: —	Class R3: —
Class R4: RSHYX	Class R5: RSHRX	Class W: RHYWX
Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class R4: —	Class R: CBURX	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class R: CIORX	Class R4: —
Class W: CIOWX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class R: RIPRX	Class R4: —
Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class R: —	Class R4: RQEYX
Class R5: RSIPX	Class W: RDEWX	Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: —	Class C: RDLCX
Class I: RDLIX	Class R: —	Class R4: RDLFX
Class W: RDLWX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: —	Class C: RDCCX
Class I: —	Class R: RLCOX	Class R4: RLCYX
Class W: RLCWX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class R4: —	Class W: RLDWX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: —
Class R: CCFRX	Class Z: CCMZX
Columbia Mid Cap Growth Opportunity Fund
Class A: INVPX	Class B: IDQBX	Class C: AESCX
Class I: AQUIX	Class R: —	Class R3: —
Class R4: IESYX	Class Z: CVOZX
Columbia Mid Cap Value Opportunity Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class R: RMVTX	Class R3: RMCRX
Class R4: RMCVX	Class R5: RSCMX	Class W: —
Class Z: CMOZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: —
Class W: RCWXX	Class Z: IDYXX
Columbia Multi-Advisor International Value Fund
Class A: APIAX	Class B: AXIBX	Class C: APICX
Class I: APRIX	Class R4: —	Class Z: CMVZX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: —	Class R: RSVTX	Class R3: RSVRX
Class R4: RSGLX	Class R5: RSCVX	Class Z: CMAZX
Columbia Portfolio Builder Aggressive Fund
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class R: CPARX	Class R4: —	Class Z: CPAZX

Columbia Portfolio Builder Conservative Fund
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class R: CBURX	Class R4: —	Class Z: CBVZX
Columbia Portfolio Builder Moderate Aggressive Fund
Class A: AXMAX	Class B: ABMBX	Class C: AGECX
Class R: CBARX	Class R4: —	Class Z: CBAZX
Columbia Portfolio Builder Moderate Conservative Fund
Class A: AUCAX	Class B: AMDBX	Class C: RBMCX
Class R: CPMRX	Class R4: —	Class Z: CPMZX
Columbia Portfolio Builder Moderate Fund
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class R: CBMRX	Class R4: —	Class Z: CBMZX
Columbia Recovery and Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class R: RRIRX	Class R4: RRIYX
Class R5: RRIZX	Class Z: CRIZX
Columbia Retirement Plus 2010 Fund
Class A: —	Class C: CRTCX	Class R: —
Class Z: RSSPX
Columbia Retirement Plus 2015 Fund
Class A: —	Class C: CRPCX	Class R: —
Class Z: RSFNX
Columbia Retirement Plus 2020 Fund
Class A: —	Class C: CRUCX	Class R: —
Class Z: RSNFX
Columbia Retirement Plus 2025 Fund
Class A: —	Class C: CRLCX	Class R: —
Class Z: RSMEX
Columbia Retirement Plus 2030 Fund
Class A: —	Class C: CRRCX	Class R: —
Class Z: RPTYX
Columbia Retirement Plus 2035 Fund
Class A: —	Class C: CRPZX	Class R: —
Class Z: RPOYX
Columbia Retirement Plus 2040 Fund
Class A: —	Class C: CRWCX	Class R: —
Class Z: RPFYX
Columbia Retirement Plus 2045 Fund
Class A: —	Class C: CRFCX	Class R: —
Class R4: RSNNX	Class Z: RRPYX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SLVCX
Class I: —	Class R: SLVRX	Class R4: SLVTX
Class R5: SLVIX	Class W: CSVWX	Class Z: CSVZX
Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: —	Class R: SSVRX	Class R4: SSLRX
Class R5: SSVIX	Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: —	Class R: SCIRX	Class R3: SCIOX
Class R4: SCIFX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: —	Class R: SGTRX	Class R4: SGTSX
Class R5: SGTTX	Class Z: CSGZX
Columbia Strategic Allocation Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class I: —	Class R: —	Class R4: IDRYX
Class Z: CSAZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class R4: RSGYX	Class Z: CUGZX
RiverSource California Tax-Exempt Trust
RiverSource California Tax-Exempt Fund
Class A: ICALX	Class B: ACABX	Class C: RCTCX
RiverSource Dimensions Series, Inc.
RiverSource Disciplined Small and Mid Cap Equity Fund
Class A: RDSAX	Class B: —	Class C: RDSCX
Class I: RDSIX	Class R4: —	Class W: RSDVX
RiverSource Disciplined Small Cap Value Fund
Class A: RDVAX	Class B: —	Class C: RDVCX
Class I: RCVIX	Class R: —	Class R3: —
RiverSource Global Series, Inc.
Threadneedle Global Equity Income Fund
Class A: RTNAX	Class B: —	Class C: RTNEX
Class I: —	Class R: RGEOX	Class R4: RGEYX
RiverSource Government Income Series, Inc.
RiverSource Short Duration U.S. Government Fund
Class A: IFINX	Class B: ISHOX	Class C: AXFCX
Class I: AGMIX	Class R: RSDRX	Class R4: IDFYX
Class W: RSDWX
RiverSource Income Series, Inc.
Columbia Income Builder Fund II
Class A: RSMAX	Class B: RSMBX	Class C: RSMCX
Class R4: —
Columbia Income Builder Fund III
Class A: RSBAX	Class B: REIVX	Class C: RIECX
Class R4: —
RiverSource International Managers Series, Inc.
RiverSource Partners International Select Growth Fund
Class A: AXGAX	Class B: APIBX	Class C: RIACX
Class I: AIGGX	Class R: RISRX	Class R4: —
Class R5: RISSX
RiverSource Partners International Small Cap Fund
Class A: AISCX	Class B: APNBX	Class C: RISLX
Class I: RPSCX	Class R: —	Class R4: —
Class R5: —
RiverSource International Series, Inc.
RiverSource Disciplined International Equity Fund
Class A: RDIAX	Class B: RDIBX	Class C: RDICX
Class I: RSDIX	Class R: RDIOX	Class R4: RDIRX
Class W: RDIWX
Threadneedle International Opportunity Fund
Class A: INIFX	Class B: IWWGX	Class C: ROPCX
Class I: ATNIX	Class R: —	Class R4: IDIYX
RiverSource Investment Series, Inc.
RiverSource Balanced Fund
Class A: INMUX	Class B: IDMBX	Class C: RVBCX
Class R: RVBRX	Class R4: IDMYX	Class R5: RVBSX
RiverSource Managers Series, Inc.
RiverSource Partners Fundamental Value Fund
Class A: AFVAX	Class B: AFVBX	Class C: AFVCX
Class I: AFVIX	Class R4: —
RiverSource Market Advantage Series, Inc.
Columbia Portfolio Builder Total Equity Fund
Class A: AXTAX	Class B: AXTBX	Class C: RBTCX
Class R4: —
RiverSource S&P 500 Index Fund
Class A: ADIDX	Class Z: ADIEX
RiverSource Small Company Index Fund
Class A: ISIAX	Class B: ISIBX	Class R4: ISCYX
RiverSource Sector Series, Inc.
RiverSource Real Estate Fund
Class A: ARLAX	Class B: AESBX	Class C: RRECX
Class I: AESIX	Class R4: —	Class W: RREWX

Statement of Additional Information – March 7, 2011

RiverSource Selected Series, Inc.
RiverSource Precious Metals and Mining Fund
Class A: INPMX	Class B: INPBX	Class C: RPMCX
Class I: —	Class R4: AEVYX
RiverSource Special Tax-Exempt Series Trust
RiverSource New York Tax-Exempt Fund
Class A: INYKX	Class B: —	Class C: RNTCX
RiverSource Strategic Allocation Series, Inc.
RiverSource Strategic Income Allocation Fund
Class A: RSGAX	Class B: RIABX	Class C: RAICX
Class R: RSDOX	Class R4: RSTRX	Class R5: RSFRX
RiverSource Tax-Exempt Income Series, Inc.
RiverSource Tax-Exempt High Income Fund
Class A: INHYX	Class B: IHYBX	Class C: AHECX
RiverSource Tax-Exempt Series, Inc.
RiverSource Intermediate Tax-Exempt Fund
Class A: INFAX	Class B: INFBX	Class C: RTICX
Seligman Capital Fund, Inc.
Class A: SCFIX	Class B: SLCBX	Class C: SCLCX
Class I: —	Class R: SCFRX	Class R5: SCLIX
Seligman Growth Fund, Inc.
Class A: SGRFX	Class B: SGBTX	Class C: SGRCX
Class I: —	Class R: SGRFX	Class R4: SGRSX
Class R5: SGFIX
Seligman LaSalle Real Estate Fund Series, Inc.
RiverSource LaSalle Global Real Estate Fund
Class A: SLDAX	Class C: SLDCX	Class I: —
Class R: SLDRX	Class R4: SLDTX	Class R5: SLDIX
RiverSource LaSalle Monthly Dividend Real Estate Fund
Class A: SREAX	Class B: SREBX	Class C: SRECX
Class I: —	Class R: SRERX	Class R4: SLRCX
Class R5: SREIX
Seligman Municipal Fund Series, Inc.
Seligman Minnesota Municipal Class
Class A: SMNNX	Class C: SMNCX
Seligman National Municipal Class
Class A: SNXEX	Class C: SNACX
Seligman New York Municipal Class
Class A: SNYTX	Class C: SNYCX
Seligman Municipal Series Trust
Seligman California Municipal High Yield Series
Class A: SCHYX	Class C: SCHCX
Seligman California Municipal Quality Series
Class A: SCTQX	Class C: SCQCX

This is the Statement of Additional Information (“SAI”) for each of the funds listed on the previous pages. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund’s financial statements for its most recent fiscal period are contained in the fund’s annual or semiannual report to shareholders. The Independent Registered Public Accounting Firm’s Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial intermediary (or selling/servicing agent) or write to the family of funds, which includes Columbia, RiverSource, Seligman and Threadneedle branded funds (collectively, the “Fund Family”), at c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, call 800.345.6611 or visit columbiamanagement.com.

Each fund is governed by a Board of Directors/Trustees (the “Board”) that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds’ investment manager, Columbia Management Investment Advisers, LLC (the “investment manager” or “Columbia Management”), a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), and other aspects of fund management can be found by referencing the Table of Contents or the List of Tables on the following pages.

Statement of Additional Information – March 7, 2011

Table of Contents

Fundamental and Nonfundamental Investment Policies	p. 5
Investment Strategies and Types of Investments	p. 13
Information Regarding Risks and Investment Strategies	p. 15
Securities Transactions	p. 42
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager	p. 57
Valuing Fund Shares	p. 62
Portfolio Holdings Disclosure	p. 74
Proxy Voting	p. 77
Investing in a Fund	p. 79
Selling Shares	p. 87
Pay-out Plans	p. 87
Capital Loss Carryover	p. 88
Taxes	p. 91
Service Providers	p. 96
Investment Management Services	p. 96
Administrative Services	p. 148
Transfer Agency Services	p. 153
Plan Administration Services	p. 153
Distribution Services	p. 153
Plan and Agreement of Distribution	p. 157
Payments to Financial Intermediaries	p. 162
Custodian Services	p. 165
Board Services Corporation	p. 165
Organizational Information	p. 165
Board Members and Officers	p. 172
Control Persons and Principal Holders of Securities	p. 190
Information Regarding Pending and Settled Legal Proceedings	p. 217
Independent Registered Public Accounting Firm	p. 218
Appendix A: Description of Ratings	p. A-1
Appendix B: State Risk Factors	p. B-1
Appendix C: Additional Information about the S&P 500 Index	p. C-1
Appendix D: Class A — Calculation of the Sales Charge	p. D-1
Appendix E: Legacy Columbia Funds	p. E-1
Appendix F: Legacy RiverSource Funds	p. F-1

Statement of Additional Information – March 7, 2011

List of Tables

1.	Fund Fiscal Year Ends, Prospectus Date and Investment Categories	p. 3
2.	Fundamental Policies	p. 5
3.	Investment Strategies and Types of Investments	p. 13
4.	Total Brokerage Commissions	p. 45
5.	Brokerage Directed for Research, and Turnover Rates	p. 48
6.	Securities of Regular Brokers or Dealers	p. 51
7.	Brokerage Commissions Paid to Investment Manager or Affiliates	p. 57
8.	Valuing Fund Shares	p. 62
9.	Class A — Initial Sales Charge	p. 79
10.	Public Offering Price	p. 80
11.	Capital Loss Carryover	p. 88
12.	Corporate Deduction and Qualified Dividend Income	p. 93
13.	Investment Management Services Agreement Fee Schedule	p. 97
14.	PIA Indexes	p. 106
15A.	Performance Incentive Adjustment Calculation	p. 108
15B.	Performance Incentive Adjustment Calculation	p. 109
16.	Management Fees and Nonadvisory Expenses	p. 110
17.	Subadvisers and Subadvisory Agreement Fee Schedules	p. 114
18.	Subadvisory Fees	p. 116
19.	Portfolio Managers	p. 118
20.	Administrative Services Agreement Fee Schedule	p. 148
21.	Administrative Fees	p. 150
22.	Sales Charges Paid to Distributor	p. 153
23.	12b-1 Fees	p. 158
24.	Unreimbursed Distribution Expenses	p. 161
25.	Fund History Table	p. 166
26.	Board Members	p. 172
27.	Fund Officers	p. 174
28.	Committee Meetings	p. 177
29.	Board Member Holdings	p. 178
30.	Board Member Compensation — All Funds	p. 184
31.	Board Member Compensation — Individual Funds	p. 185
32.	Control Persons and Principal Holders of Securities	p. 190

Statement of Additional Information – March 7, 2011

Table 1. Fund Fiscal Year Ends, Prospectus Date and Investment Categories

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia 120/20 Contrarian Equity	April 30	June 29, 2010	Equity

Columbia Absolute Return Currency and Income	October 31	Dec. 30, 2010	Taxable fixed income*

Columbia AMT-Free Tax-Exempt Bond	November 30	Jan. 28, 2011	Tax-exempt fixed income

Columbia Asia Pacific ex-Japan	October 31	Dec. 30, 2010	Equity

Columbia Diversified Bond	August 31	Oct. 29, 2010	Taxable fixed income

Columbia Diversified Equity Income	September 30	Nov. 29, 2010	Equity

Columbia Dividend Opportunity	June 30	Aug. 27, 2010	Equity

Columbia Emerging Markets Bond	October 31	Dec. 30, 2010	Taxable fixed income

Columbia Emerging Markets Opportunity	October 31	Dec. 30, 2010	Equity

Columbia Equity Value	March 31	May 28, 2010	Equity

Columbia European Equity	October 31	Dec. 30, 2010	Equity

Columbia Floating Rate	July 31	Sept. 27, 2010	Taxable fixed income

Columbia Frontier	October 31	Dec. 30, 2010	Equity

Columbia Global Bond	October 31	Dec. 30, 2010	Taxable fixed income

Columbia Global Equity	October 31	Dec. 30, 2010	Equity

Columbia Global Extended Alpha Fund	October 31	Dec. 30, 2010	Equity

Columbia Government Money Market	December 31	March 7, 2011	Taxable Money Market

Columbia High Yield Bond	May 31	July 30, 2010	Taxable fixed income

Columbia Income Builder Fund	January 31**	April 1, 2010	Fund-of-funds – fixed income

Columbia Income Builder Fund II	January 31**	April 1, 2010	Fund-of-funds – fixed income

Columbia Income Builder Fund III	January 31**	April 1, 2010	Fund-of-funds – fixed income

Columbia Income Opportunities	July 31	Sept. 27, 2010	Taxable fixed income

Columbia Inflation Protected Securities	July 31	Sept. 27, 2010	Taxable fixed income

Columbia Large Core Quantitative Equity	July 31	Sept. 27, 2010	Equity

Columbia Large Growth Quantitative	September 30	Nov. 29, 2010	Equity

Columbia Large Value Quantitative	September 30	Nov. 29, 2010	Equity

Columbia Limited Duration Credit	July 31	Sept. 27, 2010	Taxable fixed income

Columbia Marsico Flexible Capital	August 31	Sept. 22, 2010	Equity

Columbia Mid Cap Growth Opportunity	November 30	Jan. 22, 2010	Equity

Columbia Mid Cap Value Opportunity	September 30	Nov. 29, 2010	Equity

Columbia Minnesota Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income

Columbia Money Market	July 31	Sept. 27, 2010	Taxable money market

Columbia Multi-Advisor International Value	October 31	Dec. 30, 2010	Equity

Columbia Multi-Advisor Small Cap Value	May 31	July 30, 2010	Equity

Columbia Portfolio Builder Aggressive	January 31	April 1, 2010	Fund-of-funds – equity

Columbia Portfolio Builder Conservative	January 31	April 1, 2010	Fund-of-funds – fixed income

Columbia Portfolio Builder Moderate	January 31	April 1, 2010	Fund-of-funds – equity

Columbia Portfolio Builder Moderate Aggressive	January 31	April 1, 2010	Fund-of-funds – equity

Columbia Portfolio Builder Moderate Conservative	January 31	April 1, 2010	Fund-of-funds – fixed income

Columbia Portfolio Builder Total Equity	January 31	April 1, 2010	Fund-of-funds – equity

Columbia Recovery and Infrastructure	April 30	June 29, 2010	Equity

Columbia Retirement Plus 2010	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2015	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2020	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2025	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2030	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2035	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2040	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Retirement Plus 2045	April 30	June 29, 2010	Fund-of-funds – equity

Columbia Select Large-Cap Value	December 31	March 7, 2011	Equity

Columbia Select Smaller-Cap Value	December 31	March 7, 2011	Equity

Columbia Seligman Communications and Information	December 31	March 7, 2011	Equity

Statement of Additional Information – March 7, 2011

Fund	Fiscal Year End	Prospectus Date	Fund Investment Category
Columbia Seligman Global Technology	October 31	Dec. 30, 2010	Equity

Columbia Strategic Allocation	September 30	Nov. 29, 2010	Balanced

Columbia U.S. Government Mortgage	May 31	July 30, 2010	Taxable fixed income

RiverSource Balanced	September 30	Nov. 29, 2010	Balanced

RiverSource California Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income

RiverSource Disciplined International Equity	October 31	Dec. 30, 2010	Equity

RiverSource Disciplined Small and Mid Cap Equity	July 31	Sept. 27, 2010	Equity

RiverSource Disciplined Small Cap Value	July 31	Sept. 27, 2010	Equity

RiverSource Intermediate Tax-Exempt	November 30	Jan. 29, 2010	Tax-exempt fixed income

RiverSource LaSalle Global Real Estate	December 31	March 1, 2010	Equity

RiverSource LaSalle Monthly Dividend Real Estate	December 31	March 1, 2010	Equity

RiverSource New York Tax-Exempt	August 31	Oct. 29, 2010	State tax-exempt fixed income

RiverSource Partners Fundamental Value	May 31	July 30, 2010	Equity

RiverSource Partners International Select Growth	October 31	Dec. 30, 2010	Equity

RiverSource Partners International Small Cap	October 31	Dec. 30, 2010	Equity

RiverSource Precious Metals and Mining	March 31	May 28, 2010	Equity

RiverSource Real Estate	June 30	Aug. 27, 2010	Equity

RiverSource S&P 500 Index	January 31	April 1, 2010	Equity

RiverSource Short Duration U.S. Government	May 31	July 30, 2010	Taxable fixed income

RiverSource Small Company Index	January 31	April 1, 2010	Equity

RiverSource Strategic Income Allocation	September 30	Nov. 29, 2010	Taxable fixed income*

RiverSource Tax-Exempt High Income	November 30	Jan. 29, 2010	Tax-exempt fixed income

Seligman California Municipal High-Yield	September 30	Nov. 29, 2010	State tax-exempt fixed income

Seligman California Municipal Quality	September 30	Nov. 29, 2010	State tax-exempt fixed income

Seligman Capital	December 31	March 1, 2010	Equity

Seligman Growth	December 31	March 1, 2010	Equity

Seligman Minnesota Municipal	September 30	Nov. 29, 2010	State tax-exempt fixed income

Seligman National Municipal	September 30	Nov. 29, 2010	Tax-exempt fixed income

Seligman New York Municipal	September 30	Nov. 29, 2010	State tax-exempt fixed income

Threadneedle Global Equity Income Fund	October 31	Dec. 30, 2009	Equity

Threadneedle International Opportunity	October 31	Dec. 30, 2009	Equity

*	The taxable fixed income fund investment category includes Columbia Absolute Return Currency and Income Fund, which is an alternative investment strategy. Although RiverSource Strategic Income Allocation Fund is a taxable fixed income fund, it may invest up to 10% of its portfolio in equity securities.

**	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 to Jan. 31, 2008. For years prior to 2008, the fiscal period ended May 31.

Statement of Additional Information – March 7, 2011

Fundamental and Nonfundamental Investment Policies

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund (i.e., shareholders) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund’s other investment policies, each fund, subject to certain limitations, may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval. The chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. Please see “Investment Strategies and Types of Investments” for more information regarding your fund’s investment strategies. The specific policy is stated in the paragraphs that follow the table.

Table 2. Fundamental Policies

				D								K
	A		C	Invest	E						J	Buy on
	Buy or	B	Buy more	more than	Concentrate	F		G		I	Issue	margin/
	sell real	Buy or sell	than 10% of	5% in an	in any one	Invest less		Act as an	H	Borrow	senior	sell
Fund	estate	commodities	an issuer	issuer	industry	than 80%		underwriter	Lending	money	securities	short

Columbia 120/20 Contrarian Equity	A1	B4	C1	D1	E8	—		G1	H1	I1	J1	—

Columbia Absolute Return Currency and Income	A1	B1	C2	C2	E7	—		G1	H1	I1	J1	—

Columbia AMT-Free Tax-Exempt Bond	A1	B1	C1	D1	E9	F3	(a)	G1	H1	I1	J1	—

Columbia Asia Pacific ex-Japan	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—

Columbia Diversified Bond	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Diversified Equity Income	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Dividend Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Emerging Markets Bond	A1	B3	—	—	E5	—		G1	H1	I1	J1	—

Columbia Emerging Markets Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Equity Value	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia European Equity	A1	B1	—	—	E1	—		G1	H1	I1	J1	—

Columbia Floating Rate	A1	B3	C1	D1	E6	—		G1	H1	I1	J1	—

Columbia Global Bond	A1	B1	C1	—	E1	—		G1	H1	I1	J1	—

Columbia Global Equity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Global Extended Alpha	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—

Columbia Government Money Market	A6	—	C4	C4	E11	—		G3	H5	J3	J3	G3

Columbia High Yield Bond	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Income Builder Fund*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Income Builder Fund II*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Income Builder Fund III*	A1	B3	C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Income Opportunities	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Inflation Protected Securities	A1	B1	—	—	E1	—		G1	H1	I1	J1	—

Columbia Large Core Quantitative	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Large Growth Quantitative	A1	B2	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Large Value Quantitative	A1	B2	C2	C2	E1	—		G1	H1	I1	J1	—

Columbia Limited Duration Credit	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Marsico Flexible Capital	A8	B3	—	—	E14	—		G1	H1	I1	J1	—

Columbia Mid Cap Growth Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Mid Cap Value Opportunity	A1	B1	C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Minnesota Tax-Exempt	A1	B1	—	—	E9	F1		G1	H1	I1	J1	—

Statement of Additional Information – March 7, 2011

					D								K
	A			C	Invest	E						J	Buy on
	Buy or	B		Buy more	more than	Concentrate	F		G		I	Issue	margin/
	sell real	Buy or sell		than 10% of	5% in an	in any one	Invest less		Act as an	H	Borrow	senior	sell
Fund	estate	commodities		an issuer	issuer	industry	than 80%		underwriter	Lending	money	securities	short

Columbia Money Market	A2	A2		C1	D1	E9	—		G1	H1	I1	J1	K1

Columbia Multi-Advisor International Value	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—

Columbia Multi-Advisor Small Cap Value	A1	B2		—	—	E1	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Aggressive*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Conservative*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate Aggressive*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Moderate Conservative*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Portfolio Builder Total Equity*	A1	B1		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Recovery and Infrastructure	A1	B3		—	—	E1	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2010*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2015*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2020*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2025*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2030*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2035*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2040*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Retirement Plus 2045*	A1	B3		C2	C2	E2	—		G1	H1	I1	J1	—

Columbia Select Large-Cap Value	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3

Columbia Select Smaller-Cap Value	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3

Columbia Seligman Communications and Information	A3	B6		C3	C3	E13	—		G2	H4	J2	J2	K3

Columbia Seligman Global Technology	A3	B6		C3	C3	E10	—		G2	H4	J2	J2	K3

Columbia Strategic Allocation	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—

Columbia U.S. Government Mortgage	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Balanced	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource California Tax-Exempt	A1	B1		—	—	E9	F1		G1	H1	I1	J1	—

RiverSource Disciplined International Equity	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Disciplined Small and Mid Cap Equity	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Disciplined Small Cap Value	A1	B3		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Intermediate Tax-Exempt	A1	B1		C1	D1	E9	F3	(b)	G1	H1	I1	J1	—

RiverSource LaSalle Global Real Estate	A7	B6		C3	C3	E12	—		G2	H4	J2	J2	K3

RiverSource LaSalle Monthly Dividend Real Estate	A7	B6		—	—	E12	—		G2	H4	J2	J2	K3

RiverSource New York Tax-Exempt	A1	B1		—	—	E9	F1		G1	H1	I1	J1	—

RiverSource Partners Fundamental Value	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Partners International Select Growth	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Partners International Small Cap	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Precious Metals and Mining	A1	B1	(c)	—	—	E3	—		G1	H1	I1	J1	—

RiverSource Real Estate	A1	B1		—	—	—	—		G1	H1	I1	J1	—

RiverSource S&P 500 Index	A1	B1		—	—	E4	—		G1	H1	I1	J1	—

RiverSource Short Duration U.S. Government	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Small Company Index	A1	B1		C1	D1	E1	—		G1	H1	I1	J1	—

RiverSource Strategic Income Allocation	A1	B2		C1	D1	E1	—		G1	H1	I1	J1	—

Statement of Additional Information – March 7, 2011

					D							K
	A			C	Invest	E					J	Buy on
	Buy or	B		Buy more	more than	Concentrate	F	G		I	Issue	margin/
	sell real	Buy or sell		than 10% of	5% in an	in any one	Invest less	Act as an	H	Borrow	senior	sell
Fund	estate	commodities		an issuer	issuer	industry	than 80%	underwriter	Lending	money	securities	short

RiverSource Tax-Exempt High Income	A1	B1		C1	D1	E9	F2	G1	H1	I1	J1	—

Seligman California Municipal High-Yield	A3	B5	(d)	D2	D2	E9	F4	G1	H2	I2	—	K2	(e)

Seligman California Municipal Quality	A3	B5	(d)	D2	D2	E9	F4	G1	H2	I2	—	K2	(e)

Seligman Capital	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Seligman Frontier	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Seligman Growth	A3	B6		C3	C3	E10	—	G2	H4	J2	J2	K3

Seligman Minnesota Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2

Seligman National Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2

Seligman New York Municipal	A4	B5		D2	D2	E9	F4	G1	H3	I2	—	K2

Threadneedle Global Equity Income	A1	B2		C2	C2	E1	—	G1	H1	I1	J1	—

Threadneedle International Opportunity	A1	B1		C1	D1	E1	—	G1	H1	I1	J1	—

*	The fund-of-funds invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund-of-funds. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund’s investment restrictions.
(a)	The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.
(b)	For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
(c)	Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
(d)	The policy includes futures contracts.
(e)	A fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities.

A.	Buy or sell real estate

A1 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

A2 –	The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

A3 –	The fund will not purchase or hold any real estate, except that a fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

A4 –	The fund will not purchase or hold any real estate, including limited partnership interests on real property, except that the fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.

A5 –	The fund will not purchase or hold any real estate, except a fund may invest (through investments in Underlying exchange-traded funds) in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

A6 –	The fund will not buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate.

A7 –	The fund will not purchase or hold any real estate, except that the fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including but not limited to real estate investment trusts (and, in the case of RiverSource LaSalle Global Real Estate, RiverSource Global Real Estate Companies, as defined in the fund’s prospectus), and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of a fund’s ownership of such securities.

A8 –	The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.

Statement of Additional Information – March 7, 2011

B.	Buy or sell physical commodities

B1 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B2 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B3 –	The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency (and, in the case of Columbia Marsico Flexible Capital, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

B4 –	The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

B5 –	The fund will not purchase or sell commodities or commodity contracts.

B6 –	The fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.

C.	Buy more than 10% of an issuer

C1 –	The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund’s assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

C2 –	The fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

C3 –	The fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.

C4 –	The fund will not invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than U.S. Government agencies or instrumentalities.

D.	Invest more than 5% in an issuer

D1 –	The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

D2 –	The fund will not, as to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

E.	Concentrate

E1 –	The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

Statement of Additional Information – March 7, 2011

E2 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

E3 –	The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

E4 –	The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

E5 –	While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.

E6 –	The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

E7 –	The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund’s total assets, based on current market value at the time of purchase, can be invested in any one industry.

E8 –	The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

E9 –	The fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

E10 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

E11 –	The fund will not invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the fund reserves the right to concentrate investments in money market instruments issued by the U.S. Government or its agencies or instrumentalities or banks or bank holding companies.

E12 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

E13 –	The fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

E14 –	The fund will not concentrate in any one industry (other than U.S. government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.

Statement of Additional Information – March 7, 2011

For purposes of applying the limitation set forth in the concentration policy, above, the funds will generally use the industry classifications provided by the Global Industry Classification System.

F.	Invest less than 80%

F1 –	The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

F2 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

F3 –	The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

F4 –	The fund will not, under normal market conditions, invest less than 80% of its net assets in securities the interest on which is exempt from regular federal income tax and (except for Seligman National Municipal) regular, personal income tax of its designated state, and temporary investments in taxable securities will be limited to 20% of the value of the fund’s net assets.

G.	Act as an underwriter

G1 –	The fund will not act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

G2 –	The fund will not underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 (the 1933 Act) in disposing of a portfolio security or in connection with investments in other investment companies.

G3 –	The fund will not underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options.

H.	Lending

H1 –	The fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund’s total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

H2 –	The fund will not make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

H3 –	The fund will not make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The fund does not have a present intention of entering into repurchase agreements.

H4 –	The fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

H5 –	The fund will not make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans.

I.	Borrowing

I1 –	The fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the fund has no current intention to borrow to a material extent.

Statement of Additional Information – March 7, 2011

I2 –	The fund will not borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The fund will not purchase additional portfolio securities if the fund has outstanding borrowings in excess of 5% of the value of its total assets.

J.	Issue senior securities

J1 –	The fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

J2 –	The fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

J3 –	The fund will not issue senior securities or borrow money, except from banks for temporary purposes in an amount not exceeding 5% of the value of its total assets.

K.	Buy on margin/sell short

K1 –	The fund will not buy on margin or sell short or deal in options to buy or sell securities.

K2 –	The fund will not write or purchase put, call, straddle or spread options; purchase securities on margin or sell “short”; or underwrite the securities of other issuers.

K3 –	The fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

In addition to the policies described above and any fundamental policy described in the prospectus:

For Columbia Money Market, the fund will not:

•	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

For Columbia Government Money Market, the fund will not:

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure permissible borrowings.

•	Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded.

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements.

•	Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund or of the fund’s investment manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities.

•	Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the fund’s obligations under its deferred compensation plan for directors.

For RiverSource LaSalle Global Real Estate and RiverSource LaSalle Monthly Dividend Real Estate, the fund will not:

•	Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

For Seligman California Municipal High Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal, Seligman National Municipal and Seligman New York Municipal, the fund will not:

•	Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or for the purpose of hedging a fund’s obligations under its deferred compensation plan for directors/trustees.

•	Purchase or hold the securities of any issuer, if to its knowledge, directors/trustees or officers of a fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

Statement of Additional Information – March 7, 2011

•	Mortgage or pledge any of its assets, except to secure permitted borrowings noted above.

For Seligman Capital and Seligman Growth, the fund will not:

•	Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker.

For Seligman Capital, Columbia Seligman Communications and Information, Columbia Frontier, Columbia Seligman Global Technology, Columbia Select Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, the fund will not:

•	Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the fund and, only in the case of Columbia Seligman Global Technology, the directors and officers of the fund’s investment manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.

•	Enter into repurchase agreements of more than one week’s duration if more than 10% of the fund’s net assets would be so invested.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

For funds other than money market funds:

•	No more than 15% of the fund’s net assets will be held in securities and other instruments that are illiquid.

For money market funds:

•	No more than 5% of the fund’s net assets will be held in securities and other instruments that are illiquid.

Additionally, regarding limiting investments in foreign securities:

For Columbia 120/20 Contrarian Equity, Columbia Diversified Bond, Columbia Diversified Equity Income, Columbia Dividend Opportunity, Columbia Equity Value, Columbia Floating Rate, Columbia High Yield Bond, Columbia Income Opportunities, Columbia Inflation Protected Securities, Columbia Large Core Quantitative, Columbia Large Growth Quantitative, Columbia Large Value Quantitative, Columbia Mid Cap Growth Opportunity, Columbia Mid Cap Value Opportunity, Columbia Multi-Advisor Small Cap Value, Columbia Recovery and Infrastructure, Seligman Capital, Columbia Select Large-Cap Value, Columbia Select Smaller-Cap Value, Columbia Seligman Communications and Information, Columbia Frontier, RiverSource Balanced, RiverSource Disciplined Small and Mid Cap Equity, RiverSource Disciplined Small Cap Value, RiverSource LaSalle Monthly Dividend Real Estate, Columbia Limited Duration Credit, RiverSource Partners Fundamental Value, RiverSource Real Estate and Seligman Growth:

•	Up to 25% of the fund’s net assets may be invested in foreign investments.

For RiverSource Precious Metals and Mining:

•	Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

For RiverSource Short Duration U.S. Government and Columbia U.S. Government Mortgage:

•	Up to 20% of the fund’s net assets may be invested in foreign investments.

For Columbia Strategic Allocation:

•	The fund may invest its total assets, up to 50%, in foreign investments.

Statement of Additional Information – March 7, 2011

Investment Strategies and Types of Investments

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the “investment manager”) may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund’s ability to utilize these strategies and investments, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager’s sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

Investment strategies and types of investments: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

Table 3. Investment Strategies and Types of Investments

			Funds-of-Funds –	Taxable	Taxable	Tax-Exempt	State
			Equity and	Fixed	Money	Fixed	Tax-Exempt
Investment strategy	Balanced	Equity	Fixed Income	Income	Market	Income	Fixed Income

Agency and government securities	•	•	•	•	•	•	•

Borrowing	•	•	•	•	•	•	•

Cash/money market instruments	•	•	•	•	•	•	•

Collateralized bond obligations	•	• A	•	•	—	•	•

Commercial paper	•	•	•	•	•	•	•

Common stock	•	•	•	• B	—	—	—

Convertible securities	•	•	•	• C	—	•	•

Corporate bonds	•	•	•	•	D	•	•

Debt obligations	•	•	•	•	•	•	•

Depositary receipts	•	•	•	•	—	—	—

Derivative instruments (including options and futures)	•	•	•	•	—	•	•

Exchange-traded funds	•	•	•	•	—	•	•

Floating rate loans	•	—	•	•	—	—	—

Foreign currency transactions	•	•	•	•	—	•	—

Foreign securities	•	•	•	•	•	•	•

Funding agreements	•	•	•	•	•	•	•

High yield debt securities (junk bonds)	•	•	•	•	—	•	• J

Illiquid and restricted securities	•	•	•	•	•	•	•

Indexed securities	•	•	•	•	—	•	•

Inflation protected securities	•	•	•	•	•	•	•

Initial Public Offerings (IPOs)	•	•	•	•	•	•	•

Inverse floaters	•	E	•	•	—	•	•

Investment companies	•	•	•	•	•	•	•

Lending of portfolio securities	•	•	•	•	•	•	•

Loan participations	•	•	•	•	—	•	•

Mortgage- and asset-backed securities	•	• F	•	•	•	•	•

Mortgage dollar rolls	•	G	•	•	—	•	•

Municipal obligations	•	•	•	•	•	•	•

Statement of Additional Information – March 7, 2011

			Funds-of-Funds –	Taxable	Taxable	Tax-Exempt	State
			Equity and	Fixed	Money	Fixed	Tax-Exempt
Investment strategy	Balanced	Equity	Fixed Income	Income	Market	Income	Fixed Income

Pay-in-kind securities	•	•	•	•	—	•	•

Preferred stock	•	•	•	• H	—	• H	—

Real estate investment trusts	•	•	•	•	—	•	•

Repurchase agreements	•	•	•	•	•	•	•

Reverse repurchase agreements	•	•	•	•	•	•	•

Short sales	I	I	•	I	—	I	I

Sovereign debt	•	•	•	•	•	•	•

Structured investments	•	•	•	•	•	•	•

Swap agreements	•	•	•	•	—	•	•

Variable- or floating-rate securities	•	•	•	•	•	•	•

Warrants	•	•	•	•	—	•	—

When-issued securities and forward commitments	•	•	•	•	—	•	•

Zero-coupon and step-coupon securities	•	•	•	•	•	•	•

A.	The following funds are not authorized to invest in collateralized bond obligations: RiverSource Partners International Select Growth, Columbia Multi-Advisor International Value, RiverSource Partners International Small Cap, and Columbia Multi-Advisor Small Cap Value.

B.	The following funds are not authorized to invest in common stock: RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

C.	The following funds are not authorized to invest in convertible securities: RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

D.	While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

E.	The following fund is authorized to invest in inverse floaters: RiverSource Real Estate.

F.	The following funds are not authorized to invest in mortgage- and asset-backed securities: RiverSource S&P 500 Index and RiverSource Small Company Index.

G.	The following funds are authorized to invest in mortgage dollar rolls: RiverSource Real Estate.

H.	The following funds are not authorized to invest in preferred stock: RiverSource Tax-Exempt High Income, RiverSource Intermediate Tax-Exempt, Columbia AMT-Free Tax-Exempt Bond, RiverSource Short Duration U.S. Government, Columbia U.S. Government Mortgage.

I.	Except for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal and Seligman New York Municipal, which are prohibited from selling short, the funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.

J.	The following funds are not authorized to invest in high yield debt securities: Seligman California Municipal Quality, Seligman Minnesota, Seligman National and Seligman New York.

Statement of Additional Information – March 7, 2011

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund’s risk profile is largely defined by the fund’s primary portfolio holdings and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks and investment strategies for an individual fund, please see that fund’s prospectus):

Active Management Risk. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund’s investment objectives. Due to its active management, a fund could underperform other mutual funds with similar investment objectives and strategies.

Affiliated Fund Risk. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds.

Allocation Risk. For funds-of-funds, the risk that the investment manager’s evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

Asian Pacific Region Risk. Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country. As a result, many of the risks detailed above under “Risks of Foreign Investing” may be more pronounced due to concentration of the Fund’s investments in the Asian Pacific Region.

Borrowing Risk. To the extent the fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the fund’s exposure if the fund did not borrow. The fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

Common Stock Risk. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will make the fund’s portfolio value more susceptible to the events or conditions impacting the issuer, geographic region, or sector. Because of the fund’s concentration, the fund’s overall value may decline to a greater degree than if the fund held a less concentrated portfolio.

Statement of Additional Information – March 7, 2011

Confidential Information Access Risk. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. The investment manager’s decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager’s ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager’s decision under normal circumstances not to receive Confidential Information could adversely affect the fund’s performance.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status and is unable or unwilling to honor its obligations, including the payment of interest or the repayment of principal. Adverse conditions in the credit markets can adversely affect the broader global economy, including the credit quality of issuers of fixed income securities in which the fund may invest. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the fund’s investments. To the extent the fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager’s analysis of credit risk more heavily than usual.

Currency Risk. The performance of the fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within a fund. Derivative instruments in which the fund invests will typically increase the fund’s exposure to its principal risks (as described in the fund’s prospectus) to which it is otherwise exposed, and may expose the fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within a fund.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Statement of Additional Information – March 7, 2011

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments, which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.

Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index and may trade below its net asset value. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the fund’s expenses and similar expenses incurred through ownership of the ETF.

The funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the funds will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit”. Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that ETFs in which a fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

Focused Portfolio Risk. The fund expects to invest in a limited number of companies. Accordingly, the fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the fund is subject to greater risk of loss if any of those securities declines in price.

Foreign Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Foreign/Emerging Markets Risk. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means

Statement of Additional Information – March 7, 2011

that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and may be very volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Geographic Concentration Risk. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic changes, adverse conditions to an industry significant to the area and other developments in the state in which it invests. This vulnerability to factors affecting the state’s tax-exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities and because the state-specific funds may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. These investments may cause the value of a fund’s shares to change more than the values of other funds’ shares that invest in more diversified investments. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. The yields on the securities in which the fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

More information about state specific risks may be available from official state resources.

Highly Leveraged Transactions Risk. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the fund’s investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

Statement of Additional Information – March 7, 2011

Impairment of Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Indexing Risk. For funds that are managed to an index, the fund’s performance will rise and fall, subject to any tracking error, as the performance of the index rises and falls.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal cannot seek to grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

Infrastructure-Related Companies Risk. Investments in infrastructure-related securities have greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

Initial Public Offering (IPO) Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. IPOs sold within 12 months of purchase will result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Interest Rate Risk. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices generally fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk.

Issuer Risk. An issuer, or the value of its securities, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Leverage Risk. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund’s short sales effectively leverage the fund’s assets. The use of leverage may make any change in the fund’s net asset value (“NAV”) even greater and thus result in increased volatility of returns. The fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

Liquidity Risk. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

Market Risk. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

Statement of Additional Information – March 7, 2011

Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

Mortgage-Related and Other Asset-Backed Securities Risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner.

Municipal Securities Risk. The value of a municipal security may be affected by legislative or administrative actions as well as by the economics of the region where the issuer of the municipal security is located. For example, a significant restructuring of federal income tax rates could cause municipal security prices to fall. Lower income tax rates could reduce the advantage of owning municipal securities.

Non-Diversification Risk. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund’s performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Portfolio Trading and Turnover Risks. Portfolio trading may be undertaken to accomplish the investment objectives of the funds in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. A fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.

A change in the securities held by a fund is known as “portfolio turnover.” The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for a fund. High portfolio turnover may involve correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the fund, the higher the transaction costs borne by the fund generally will be. Transactions in the fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the fund’s performance.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors’ historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage the funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Real Estate Industry Risk. Certain underlying funds concentrate their investments in securities of companies operating in the real estate industry, making the fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry, including REITs.

Statement of Additional Information – March 7, 2011

REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

Reinvestment Risk. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Retirement Goal Risk. For Retirement Plus Funds, the investor may have different needs than the quantitative model anticipates.

Sector Risk. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

Short Selling Risk. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security’s price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund’s use of short sales in effect “leverages” the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

Small and Mid-Sized Company Risk. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

Tax Risk. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The fund currently intends to take positions in forward currency contracts with notional value up to the fund’s total net assets. Although foreign currency gains currently constitute “qualifying income” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying incomes” a fund’s foreign currency gains not “directly related” to its “principal business” of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the fund’s Board of Directors may authorize a significant change in investment strategy or fund liquidation.

Technology and Technology-Related Investment Risks. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the fund. Finally, the fund may be susceptible to factors affecting the technology and technology-related industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger

Statement of Additional Information – March 7, 2011

companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Tracking Error Risk. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund’s performance is affected by factors such as the size of the fund’s portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

Underlying Fund Selection Risk. For funds-of-funds, the risk that the selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund’s investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

Agency and Government Securities
The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation* (FHLMC), Federal National Mortgage Association* (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include: Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

*	On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

Borrowing
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

Statement of Additional Information – March 7, 2011

Cash/Money Market Instruments
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource, Seligman and Threadneedle funds and other institutional clients of Columbia Management.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into “tiers.” Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some

Statement of Additional Information – March 7, 2011

convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Corporate Bonds
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government or its agencies or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)

Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the

Statement of Additional Information – March 7, 2011

top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security if the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

Statement of Additional Information – March 7, 2011

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The fund, therefore, is not subject to registration or regulation as a commodity pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike price) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Statement of Additional Information – March 7, 2011

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

Exchange-Traded Funds
Exchange-traded funds (ETFs) represent shares of ownership in funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a

Statement of Additional Information – March 7, 2011

specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. The funds’ ability to redeem redemption units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that Underlying ETFs in which a fund invests may terminate due to extraordinary events. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the funds believe that, in the event of the termination of an ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits.

ETFs, because they invest in other securities (e.g., common stocks of small-, mid- and large capitalization companies (U.S. and foreign, including, for example, real estate investment trusts and emerging markets securities) and fixed income securities), are subject to the risks of investment associated with these and other types of investments, as described in this SAI.

Floating Rate Loans
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy.

Statement of Additional Information – March 7, 2011

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.

Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund’s portfolio. Possession of such information may in some instances occur despite the investment manager’s efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager’s ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager’s ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager’s client accounts collectively held only a single category of the issuer’s securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

Foreign Currency Transactions
Investments in foreign securities usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund’s NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative

Statement of Additional Information – March 7, 2011

instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund’s commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

Statement of Additional Information – March 7, 2011

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option

Statement of Additional Information – March 7, 2011

exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund’s investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European

Statement of Additional Information – March 7, 2011

countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

Funding Agreements
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield Debt Securities (Junk Bonds)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

Illiquid and Restricted Securities
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

Statement of Additional Information – March 7, 2011

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include: Liquidity Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

Inflation Protected Securities
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Initial Public Offerings (IPOs)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal

Statement of Additional Information – March 7, 2011

shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

Inverse Floaters
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust’s assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

Investment Companies
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

Lending of Portfolio Securities
To generate additional income, a fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a fund or a borrower at any time. A fund may choose to terminate a loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a fund may use and a fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear

Statement of Additional Information – March 7, 2011

the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The investment manager is not responsible for any loss incurred by the funds in connection with the securities lending program.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include: Credit Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The

Statement of Additional Information – March 7, 2011

market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia, Guam and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either “general obligations” or “revenue obligations.”

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

Statement of Additional Information – March 7, 2011

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.

Repurchase Agreements
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

Short Sales
In short-selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.

Statement of Additional Information – March 7, 2011

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager’s research and the management team’s investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

Sovereign Debt
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

Structured Investments
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

Swap Agreements
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from

Statement of Additional Information – March 7, 2011

one type of investment to another. A swap agreement can increase or decrease the volatility of a fund’s investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions,

Statement of Additional Information – March 7, 2011

one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the fund’s exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or “earmarking” will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the fund’s exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

Variable- or Floating-Rate Securities
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations

Statement of Additional Information – March 7, 2011

normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include: Credit Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management services agreements, and subadviser agreements, as applicable, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Statement of Additional Information – March 7, 2011

Each fund, the investment manager, any subadviser and Columbia Management Investment Distributors, Inc. (principal underwriter and distributor of the funds) (formerly RiverSource Fund Distributors, Inc.) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for,

Statement of Additional Information – March 7, 2011

the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Affiliate Transactions
Subject to applicable legal and regulatory requirements, the fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of the fund (e.g., due to, among other factors, their or their affiliates’ ownership or control of shares of the fund) may have an interest that potentially conflicts with the interests of the fund. For example, an affiliate of Ameriprise Financial may sell securities to the fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent the fund from engaging in transactions with an affiliate of the fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of the fund participates.

Trade Aggregation and Allocation
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

Certain Investment Limitations
From time to time, the investment manager or subadviser for a fund and their respective affiliates (“adviser group”) will be trading in the same securities or be deemed to beneficially hold the same securities. Due to regulatory and other restrictions or limits in various countries or industry- or issuer-specific restrictions or limitations (e.g., poison pills) that restrict the amount of securities or other investments of an issuer that may be held on an aggregate basis by an adviser group, a fund may be limited or prevented from acquiring securities of an issuer that the fund’s adviser may otherwise prefer to purchase. For example, many countries limit the amount of outstanding shares that may be held in a local bank by an adviser group. In these circumstances, a fund may be limited or prevented from purchasing additional shares of a bank if the purchase would put the adviser group over the regulatory limit when the adviser group’s holdings are combined together or with the holdings of the funds’ affiliates, even if the purchases alone on behalf of a specific fund would not be in excess of such limit. Additionally, regulatory and other applicable limits are complex and vary significantly, including, among others, from country to country, industry to industry and issuer to issuer. However, given the complexity of these limits, a fund’s adviser may inadvertently breach these limits, and a fund may be required to sell securities of an issuer in order to be in compliance with such limits even if the fund’s adviser may otherwise prefer to continue to hold such securities. At certain times, the funds may be restricted in their investment activities because of relationships an affiliate of the fund’s, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities.

The investment manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same

Statement of Additional Information – March 7, 2011

day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 4. Total Brokerage Commissions

Total Brokerage Commissions
Fund	2010	2009		2008
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$0	$0		$0	(a)

Columbia Income Builder Fund II	0	0		0	(a)

Columbia Income Builder Fund III	0	0		0	(a)

Columbia Portfolio Builder Aggressive	0	0		0

Columbia Portfolio Builder Conservative	0	0		0

Columbia Portfolio Builder Moderate	0	0		0

Columbia Portfolio Builder Moderate Aggressive	0	0		0

Columbia Portfolio Builder Moderate Conservative	0	0		0

Columbia Portfolio Builder Total Equity	0	0		0

RiverSource S&P 500 Index	97,970	16,486		40,706

RiverSource Small Company Index	517,354	123,243		108,360

For funds with fiscal period ending March 31

Columbia Equity Value	357,285	525,309		591,525

RiverSource Precious Metals and Mining	288,177	1,067,960		960,159

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	26,985	38,789		38,557	(b)

Columbia Recovery and Infrastructure	527,728	128,097	(c)	N/A

Columbia Retirement Plus 2010	0	0		0

Columbia Retirement Plus 2015	0	0		0

Columbia Retirement Plus 2020	0	0		0

Columbia Retirement Plus 2025	0	0		0

Columbia Retirement Plus 2030	0	0		0

Columbia Retirement Plus 2035	0	0		0

Columbia Retirement Plus 2040	0	0		0

Columbia Retirement Plus 2045	0	0		0

For funds with fiscal period ending May 31

Columbia High Yield Bond	0	0		0

Columbia Multi-Advisor Small Cap Value	749,980	1,484,768		1,179,158

Columbia U.S. Government Mortgage	9,489	14,329		17,640

RiverSource Partners Fundamental Value	146,283	298,507		292,900

RiverSource Short Duration U.S. Government	21,796	35,642		43,210

Statement of Additional Information – March 7, 2011

Total Brokerage Commissions
Fund	2010	2009	2008
For funds with fiscal period ending June 30

Columbia Dividend Opportunity	$402,958	$673,569	$412,022

RiverSource Real Estate	164,335	205,118	173,705

For funds with fiscal period ending July 31

Columbia Floating Rate	0	12,760	861

Columbia Income Opportunities	0	0	0

Columbia Inflation Protected Securities	43,426	17,762	11,586

Columbia Large Core Quantitative	2,806,058	2,084,675	1,951,255

Columbia Limited Duration Credit	8,523	4,188	4,138

Columbia Money Market	0	0	0

RiverSource Disciplined Small and Mid Cap Equity	306,343	541,939	124,754

RiverSource Disciplined Small Cap Value	139,213	178,570	75,041

For funds with fiscal period ending August 31

Columbia Diversified Bond	121,666	95,997	111,876

Columbia Minnesota Tax-Exempt	1,077	0	3,418

RiverSource California Tax-Exempt	510	0	1,938

RiverSource New York Tax-Exempt	174	0	724

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	2,243,590	4,728,940	4,085,552

Columbia Large Growth Quantitative	459,328	649,261	150,374

Columbia Large Value Quantitative	301,600	378,324	6,631	(d)

Columbia Mid Cap Value Opportunity	2,620,808	2,601,029	1,672,775

Columbia Strategic Allocation	1,004,079	1,248,108	1,049,954

RiverSource Balanced	203,600	688,814	493,156

RiverSource Strategic Income Allocation	9,858	22,351	17,707

Seligman California Municipal High-Yield	128	0	0

Seligman California Municipal Quality	135	0	0

Seligman Minnesota Municipal	236	0	0

Seligman National Municipal	2,240	0	0

Seligman New York Municipal	291	0	0

Statement of Additional Information – March 7, 2011

Total Brokerage Commissions
Fund	2010	2009		2008
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$0	$0		$0

Columbia Asia Pacific ex-Japan	677,863	41,731	(e)	N/A

Columbia Emerging Markets Bond	0	0		0

Columbia Emerging Markets Opportunity	2,031,496	2,108,103		3,346,690

Columbia European Equity	189,148	189,286		396,474

Columbia Frontier	469,635	157,476		250,561

Columbia Global Bond	3,201	7,292		18,925

Columbia Global Equity	556,835	581,962		1,185,084

Columbia Global Extended Alpha	20,490	11,397		6,647	(f)

Columbia Multi-Advisor International Value	722,370	959,077		1,558,333

Columbia Seligman Global Technology	1,556,216	1,319,806		1,747,855

RiverSource Disciplined International Equity	1,350,664	500,331		514,960

RiverSource Partners International Select Growth	1,115,321	901,265		1,690,066

RiverSource Partners International Small Cap	409,847	265,317		270,663

Threadneedle Global Equity Income	31,018	18,370		5,030	(f)

Threadneedle International Opportunity	771,810	793,899		1,020,584

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	3,261	315		6,431

Columbia Mid Cap Growth Opportunity	2,758,365	2,752,727		2,165,273

RiverSource Intermediate Tax-Exempt	451	42		684

RiverSource Tax-Exempt High Income	10,757	1,080		24,531

For funds with fiscal period ending December 31

Columbia Government Money Market	0	0		0

Columbia Seligman Communications and Information	9,167,229	12,482,079		11,241,475

Columbia Select Large-Cap Value	180,393	206,322		236,168

Columbia Select Smaller-Cap Value	163,708	123,904		240,154

RiverSource LaSalle Global Real Estate	21,149	20,434		32,671

RiverSource LaSalle Monthly Dividend Real Estate	35,406	40,941		82,218

Seligman Capital	704,219	927,607		1,815,753

Seligman Growth	4,547,802	2,228,705		1,627,919

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c)	For the period from Feb. 19, 2009 (when shares become publicly available) to April 30, 2009.

(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(e)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher

Statement of Additional Information – March 7, 2011

turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 5. Brokerage Directed for Research and Turnover Rates

	Brokerage directed for research*
			Amount of		Turnover rates
	Amount of		commissions
Fund	transactions		imputed or paid		2010		2009
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$0	(a)	$0	(a)	41%		39%

Columbia Income Builder Fund II	0	(a)	0	(a)	39		40

Columbia Income Builder Fund III	0	(a)	0	(a)	46		36

Columbia Portfolio Builder Aggressive	0	(a)	0	(a)	28		35

Columbia Portfolio Builder Conservative	0	(a)	0	(a)	26		27

Columbia Portfolio Builder Moderate	0	(a)	0	(a)	26		34

Columbia Portfolio Builder Moderate Aggressive	0	(a)	0	(a)	28		33

Columbia Portfolio Builder Moderate Conservative	0	(a)	0	(a)	30		29

Columbia Portfolio Builder Total Equity	0	(a)	0	(a)	25		28

RiverSource S&P 500 Index	0		0		41		5

RiverSource Small Company Index	0		0		41		23

For funds with fiscal period ending March 31

Columbia Equity Value	95,868,655		111,080		30		21

RiverSource Precious Metals and Mining	42,266,048		35,270		72		340	(b)

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	10,891,991		10,904		31		36

Columbia Recovery and Infrastructure	243,972,941		295,680		11		4	(c)

Columbia Retirement Plus 2010	0	(a)	0	(a)	53		55

Columbia Retirement Plus 2015	0	(a)	0	(a)	126		53

Columbia Retirement Plus 2020	0	(a)	0	(a)	53		52

Columbia Retirement Plus 2025	0	(a)	0	(a)	52		47

Columbia Retirement Plus 2030	0	(a)	0	(a)	57		47

Columbia Retirement Plus 2035	0	(a)	0	(a)	54		48

Columbia Retirement Plus 2040	0	(a)	0	(a)	55		50

Columbia Retirement Plus 2045	0	(a)	0	(a)	64		51

For funds with fiscal period ending May 31

Columbia High Yield Bond	0		0		94		83

Columbia Multi-Advisor Small Cap Value	25,296,772		30,410		80		120

Columbia U.S. Government Mortgage	0		0		519	(d)	431	(d)

RiverSource Partners Fundamental Value	0		0		9		19

RiverSource Short Duration U.S. Government	0		0		329	(d)	217	(d)

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	66,349,011		55,087		23		21

RiverSource Real Estate	6,919,253		9,212		93		51

Statement of Additional Information – March 7, 2011

	Brokerage directed for research*
		Amount of	Turnover rates
	Amount of	commissions
Fund	transactions	imputed or paid	2010		2009
For funds with fiscal period ending July 31

Columbia Floating Rate	$0	$0	68%		84%

Columbia Income Opportunities	0	0	86		81

Columbia Inflation Protected Securities	0	0	177	(f)	160	(f)

Columbia Large Core Quantitative	302,209,602	175,221	75		61

Columbia Limited Duration Credit	0	0	101		335	(d),(g)

Columbia Money Market	0	0	N/A		N/A

RiverSource Disciplined Small and Mid Cap Equity	21,380,485	24,466	107		104

RiverSource Disciplined Small Cap Value	6,706,217	7,860	114		98

For funds with fiscal period ending August 31

Columbia Diversified Bond	0	0	420	(d)	371	(d)

Columbia Minnesota Tax-Exempt	0	0	21		33

RiverSource California Tax-Exempt	0	0	19		49

RiverSource New York Tax-Exempt	0	0	12		34

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	715,949,314	378,675	34		38

Columbia Large Growth Quantitative	17,600,018	4,548	98		58

Columbia Large Value Quantitative	4,349,506	1,271	99		63

Columbia Mid Cap Value Opportunity	490,003,447	491,867	50		42

Columbia Strategic Allocation	1,141,601	1,293	114		136	(d)

RiverSource Balanced	58,500,411	32,333	160		189	(d)

RiverSource Strategic Income Allocation	0	0	100		143	(d)

Seligman California Municipal High-Yield	0	0	18		63	(h)

Seligman California Municipal Quality	0	0	21		46	(h)

Seligman Minnesota Municipal	0	0	31		29	(h)

Seligman National Municipal	0	0	20		107	(h)

Seligman New York Municipal	0	0	18		53	(h)

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	0	0	0		16

Columbia Asia Pacific ex-Japan	216,699,313	557,010	21		4	(i)

Columbia Emerging Markets Bond	0	0	38		62

Columbia Emerging Markets Opportunity	790,802,436	1,790,999	96		149

Columbia European Equity	133,688,585	174,225	115		154

Columbia Frontier	62,648,376	77,789	160		162

Columbia Global Bond	0	0	62		69

Columbia Global Equity	280,057,610	455,880	54		81

Columbia Global Extended Alpha	9,351,743	15,992	128		133

Statement of Additional Information – March 7, 2011

	Brokerage directed for research*
		Amount of	Turnover rates
	Amount of	commissions
Fund	transactions	imputed or paid	2010	2009
Columbia Multi-Advisor International Value	$185,780,737	$120,229	34%	63%

Columbia Seligman Global Technology	48,298	91,337	111	150

RiverSource Disciplined International Equity	0	0	137	85

RiverSource Partners International Select Growth	43,225,040	52,296	101	90

RiverSource Partners International Small Cap	736,118	367	77	174

Threadneedle Global Equity Income	14,640,902	27,893	35	45

Threadneedle International Opportunity	558,502,248	740,302	80	97

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	0	0	23	29

Columbia Mid Cap Growth Opportunity	562,623,170	720,519	96	126

RiverSource Intermediate Tax-Exempt	0	0	9	26

RiverSource Tax-Exempt High Income	0	0	13	30

For funds with fiscal period ending December 31

Columbia Government Money Market	N/A	N/A	N/A	N/A

Columbia Select Large-Cap Value	27,222,062	31,000	12	24

Columbia Select Smaller-Cap Value	1,854,489	3,350	5	7

Columbia Seligman Communications and Information	1,435,031,366	2,108,407	105	150

RiverSource LaSalle Global Real Estate	0	0	59	83

RiverSource LaSalle Monthly Dividend Real Estate	0	0	53	87

Seligman Capital	4,231,471	4,109	155	139

Seligman Growth	318,239,627	335,732	153	142

*	Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. Columbia Management also receives proprietary research from brokers, but these amounts have not been included in the table.

(a)	The underlying funds may have directed transactions to firms in exchange for research services.

(b)	Higher turnover rates may result in higher brokerage expenses and taxes. The higher turnover rate can be primarily attributed to repositioning the fund to a smaller number of holdings as it worked through risk management and secondarily, market volatility made up the balance of the turnover rate.

(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d)	Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been: 286% and 199% for RiverSource Short Duration U.S. Government Fund and 246% and 162% for Columbia U.S. Government Mortgage Fund for the fiscal periods ended May 31, 2010 and 2009, respectively; 229% and 184% for Columbia Diversified Bond for the fiscal periods ended Aug. 31, 2010 and 2009, respectively; 220% for Columbia Limited Duration Credit Fund for the fiscal period ended July 31, 2009; 93% and 110% for RiverSource Balanced Fund, 113% and 116% for Columbia Strategic Allocation Fund and 97% and 112% for RiverSource Strategic Income Allocation Fund for the fiscal periods ended Sept. 30, 2010 and 2009, respectively.

(e)	A significant portion of the turnover was the result of “roll” transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, this activity is expected to enhance the returns on the fund.

(f)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the first quarter of 2009 and following a more active management style.

(g)	The turnover was a result of a combination of a change in the investment strategy and the growth of the fund. The fund experienced high net inflows in the second quarter of 2009, increasing the NAV.

(h)	The fund’s turnover rate has historically been low. The increase in turnover rate is primarily a result of repositioning holdings after management changes in the second quarter of 2009, and additionally for Seligman National Municipal, mergers of 14 state-specific Seligman Municipal Funds during the period into the Fund.

(i)	For the period from July 15, 2009 (when the Fund became publicly available) to Oct. 31, 2009.

Statement of Additional Information – March 7, 2011

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 6. Securities of Regular Brokers or Dealers

		Value of securities owned at
Fund	Issuer	end of fiscal period
For funds with fiscal period ending January 31

Columbia Income Builder Fund	None	N/A

Columbia Income Builder Fund II	None	N/A

Columbia Income Builder Fund III	None	N/A

Columbia Portfolio Builder Aggressive	None	N/A

Columbia Portfolio Builder Conservative	None	N/A

Columbia Portfolio Builder Moderate	None	N/A

Columbia Portfolio Builder Moderate Aggressive	None	N/A

Columbia Portfolio Builder Moderate Conservative	None	N/A

Columbia Portfolio Builder Total Equity	None	N/A

RiverSource S&P 500 Index	Ameriprise Financial	$147,339

	Charles Schwab	199,837

	Citigroup	825,442

	E*Trade Financial	48,192

	Franklin Resources	216,282

	Goldman Sachs Group	983,038

	JPMorgan Chase & Co.	1,947,078

	Legg Mason	41,068

	Morgan Stanley	489,323

	PNC Financial Services Group	347,103

RiverSource Small Company Index	Investment Technology Group	932,730

	LaBranche & Co.	159,627

	optionsXpress	645,578

	Piper Jaffray Companies	677,351

	Stifel Financial	1,463,301

For funds with fiscal period ending March 31

Columbia Equity Value	Goldman Sachs Group	11,067,062

	JPMorgan Chase & Co.	13,784,298

	Morgan Stanley	7,911,083

RiverSource Precious Metals and Mining	None	N/A

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	None	N/A

Columbia Recovery and Infrastructure	None	N/A

Columbia Retirement Plus 2010	None	N/A

Columbia Retirement Plus 2015	None	N/A

Columbia Retirement Plus 2020	None	N/A

Columbia Retirement Plus 2025	None	N/A

Columbia Retirement Plus 2030	None	N/A

Columbia Retirement Plus 2035	None	N/A

Columbia Retirement Plus 2040	None	N/A

Columbia Retirement Plus 2045	None	N/A

Statement of Additional Information – March 7, 2011

		Value of securities owned at
Fund	Issuer	end of fiscal period
For funds with fiscal period ending May 31

Columbia High Yield Bond	Lehman Brothers Holdings*	$1,322,250

Columbia Multi-Advisor Small Cap Value	Raymond James Financial	1,696,199

Columbia U.S. Government Mortgage	Bear Stearns Asset Backed Securities Trust	339,729

	Bear Stearns Commercial Mtge Securities	3,164,927

	ChaseFlex Trust	398,308

	Citigroup Mortgage Loan Trust, Inc.	1,106,996

	Credit Suisse Mortgage Capital Ctfs	7,823,287

	GS Mortgage Securities Corp.	6,427,923

	Jefferies & Co.	2,284,896

	JPMorgan Chase Commercial Mtge Securities	990,893

	JPMorgan Mtge Trust	667,343

	JPMorgan Reremic	534,987

RiverSource Partners Fundamental Value	Goldman Sachs Group, Inc.	3,039,588

	JPMorgan Chase & Co.	2,342,740

RiverSource Short Duration U.S. Government	Bear Stearns Asset Backed Securities Trust	782,912

	Bear Stearns Commercial Mtge Securities	1,607,987

	Citigroup Funding	18,414,224

	Citigroup Mortgage Loan Trust, Inc.	3,441,463

	Credit Suisse Mortgage Capital Ctfs	7,919,291

	CS First Boston Mtge Securities	968,402

	Goldman Sachs Group	7,829,724

	Jefferies & Co.	1,062,793

	JPMorgan Chase Commercial Mtge Securities	3,998,961

	JPMorgan Chase & Co.	2,966,688

	JPMorgan Mtge Trust	2,196,977

	Morgan Stanley	8,350,389

	Morgan Stanley Capital I	4,934,943

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	Goldman Sachs Group	8,911,501

	JPMorgan Chase & Co.	5,407,407

	Morgan Stanley	10,581,853

RiverSource Real Estate	None	N/A

For funds with fiscal period ending July 31

Columbia Floating Rate	Nuveen Investments	887,000

Columbia Income Opportunities	E*TRADE Financial	4,180,938

Columbia Inflation Protected Securities	Jefferies & Co.	925,026

	LB-UBS Commercial Mortgage Trust	2,711,440

Columbia Large Core Quantitative	Citigroup	89,448,117

	Franklin Resources	10,199,918

	Goldman Sachs Group	18,407,431

	PNC Financial Services Group	55,870,310

Columbia Limited Duration Credit	Citigroup	4,988,135

	Goldman Sachs Group	5,629,686

	JPMorgan Chase & Co.	4,363,771

	Lehman Brothers Holdings*	95,700

	Merrill Lynch & Co.	856,523

	Morgan Stanley	5,284,355

Columbia Money Market	Citigroup Funding	100,983,942

	JPMorgan Chase & Co.	87,793,771

Statement of Additional Information – March 7, 2011

		Value of securities owned at
Fund	Issuer	end of fiscal period
RiverSource Disciplined Small and Mid Cap Equity	Investment Technology Group	$93,176

	Jefferies Group, Inc.	76,613

	Knight Capital Group Cl A	342,359

	optionsXpress Holdings	113,864

	Raymond James Financial	1,524,868

RiverSource Disciplined Small Cap Value	Knight Capital Group Cl A	251,175

	Westwood Holdings Group	104,596

For funds with fiscal period ending August 31

Columbia Diversified Bond	Bear Stearns Adjustable Rate Mortgage Trust	5,214,463

	Bear Stearns Alt-A Trust	22,769

	Bear Stearns Asset-Backed Securities Trust	3,855,171

	Bear Stearns Commercial Mortgage Securities	2,278,870

	Bear Stearns Mortgage Funding Trust	680,868

	ChaseFlex Trust	1,470,112

	Citigroup, Inc.	44,244,737

	Citigroup Commercial Mortgage Trust	3,387,078

	Citigroup/Deutsche Bank Commercial Mortgage Trust	25,824,909

	Citigroup Mortgage Loan Trust, Inc.	37,740,867

	Credit Suisse Mortgage Capital Certificates	59,851,574

	Credit Suisse First Boston Mortgage Securities Corp.	15,808,795

	GS Mortgage Securities Corp. II	46,506,875

	The Goldman Sachs Group, Inc.	37,320,156

	Jefferies & Co., Inc.	6,723,914

	JPMorgan Chase & Co.	41,539,862

	JPMorgan Chase Commercial Mortgage Securities Corp.	104,835,640

	JPMorgan Mortgage Trust	3,844,284

	JPMorgan Remeric	4,562,368

	LB-UBS Commercial Mortgage Trust	35,858,704

	Lehman Brothers Holdings, Inc.*	2,204,363

	Merrill Lynch Mortgage Trust	1,656,762

	Morgan Stanley	36,602,643

	Morgan Stanley Capital I	16,918,724

	Morgan Stanley Reremic Trust	50,927,555

Columbia Minnesota Tax-Exempt	None	N/A

RiverSource California Tax-Exempt	None	N/A

RiverSource New York Tax-Exempt	None	N/A

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	The Goldman Sachs Group, Inc.	89,866,879

	JPMorgan Chase & Co.	108,516,784

	Morgan Stanley	58,963,161

Columbia Large Growth Quantitative	Franklin Resources, Inc.	2,794,152

	The Goldman Sachs Group, Inc.	12,973,453

Columbia Large Value Quantitative	Citigroup, Inc.	1,992,549

	Franklin Resources, Inc.	1,624,238

	JPMorgan Chase & Co.	10,305,549

	Morgan Stanley	1,373,146

	PNC Financial Services Group, Inc.	4,267,366

Columbia Mid Cap Value Opportunity	None	N/A

Statement of Additional Information – March 7, 2011

		Value of securities owned at
Fund	Issuer	end of fiscal period
Columbia Strategic Allocation	Arlington Asset Investment Corp.	$219,114

	Citigroup, Inc.	15,439,449

	Citigroup/Deutsche Bank Commercial Mortgage Trust	188,494

	Credit Suisse Group	829,354

	E*TRADE Financial Corp.	332,338

	Franklin Resources, Inc.	2,361,742

	Goldman, Sachs & Co.	1,000,000

	The Goldman Sachs Group, Inc.	8,932,874

	GS Mortgage Securities II	905,693

	JPMorgan Chase & Co.	6,124,435

	JPMorgan Chase Commercial Mortgage Securities	2,077,211

	Knight Capital Group Class A	297,501

	LB-UBS Commercial Mortgage Trust	600,961

	Morgan Stanley	7,217,346

	Morgan Stanley Capital 1	1,340,760

	PNC Financial Services Group, Inc.	6,759,929

RiverSource Balanced	Bear Stearns Adjustable Rate Mortgage Trust	707,108

	Bear Stearns Alt-A Trust	12,628

	Bear Stearns Commercial Mortgage Securities	105,526

	ChaseFlex Trust	886,530

	Citigroup, Inc.	1,235,297

	Citigroup Commercial Mortgage Trust	378,416

	Citigroup/Deutsche Bank Commercial Mortgage Trust	1,070,537

	Citigroup Mortgage Loan Trust, Inc.	1,530,851

	Credit Suisse First Boston Mortgage Securities Corp.	523,062

	GS Mortgage Securities Corp. II	981,482

	The Goldman Sachs Group, Inc.	8,362,089

	JPMorgan Chase & Co.	11,530,111

	JPMorgan Chase Commercial Mortgage Securities	4,481,936

	LB-UBS Commercial Mortgage Trust	2,374,648

	Lehman Brothers Holdings, Inc.*	184,475

	Merrill Lynch Mortgage Trust	139,461

	Morgan Stanley	7,321,554

	Morgan Stanley Capital 1	1,603,837

	Morgan Stanley Remeric Trust	2,953,553

	Morgan Stanley Resecuritization Trust	446,286

Statement of Additional Information – March 7, 2011

		Value of securities owned at
Fund	Issuer	end of fiscal period
RiverSource Strategic Income Allocation	Bear Stearns Commercial Mortgage Securities	$688,490

	Citigroup, Inc.	780,000

	Citigroup/Deutsche Bank Commercial Mortgage Trust	1,037,930

	Credit Suisse First Boston Mortgage Securities Corp.	818,019

	E*TRADE Financial Corp.	1,101,888

	The Goldman Sachs Group, Inc.	790,509

	JPMorgan Chase & Co.	510,692

	JPMorgan Chase Commercial Mortgage Securities	611,116

	Lehman Brothers Holdings, Inc.*	21,150

	Morgan Stanley	1,776,142

	Nuveen Investments, Inc.	101,120

Seligman California Municipal High-Yield	None	N/A

Seligman California Municipal Quality	None	N/A

Seligman Minnesota Municipal	None	N/A

Seligman National Municipal	None	N/A

Seligman New York Municipal	None	N/A

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	GS Mortgage Securities II	2,818,152

	Lehman Brothers Holdings, Inc.*	136,000

Columbia Asia Pacific ex-Japan	None	N/A

Columbia Emerging Markets Bond	Morgan Stanley	1,195,868

Columbia Emerging Markets Opportunity	None	N/A

Columbia European Equity	Credit Suisse Group AG	946,036

Columbia Frontier	E*Trade Financial Corp.	1,124,109

Columbia Global Bond	Citigroup	1,643,537

	Citigroup Commercial Mortgage Trust	1,822,872

	Credit Suisse First Boston Mortgage Securities Corp.	464,637

	GS Mortgage Securities Corp. II	1,167,396

	The Goldman Sachs Group, Inc.	1,445,779

	JPMorgan Chase & Co.	2,170,720

	JPMorgan Chase Commercial Mortgage Securities Corp	2,723,990

	LB-UBS Commercial Mortgage Trust	3,368,905

	Morgan Stanley	3,127,492

	Morgan Stanley Capital 1	1,388,870

Columbia Global Equity	Citigroup, Inc.	4,727,308

	Credit Suisse Group AG	3,581,884

	JPMorgan Chase & Co.	5,390,197

Columbia Global Extended Alpha	None	N/A

Columbia Multi-Advisor International Value	None	N/A

Columbia Seligman Global Technology	None	N/A

RiverSource Disciplined International Equity	Credit Suisse Group SA	2,437,141

RiverSource Partners International Select Growth	None	N/A

RiverSource Partners International Small Cap	None	N/A

Threadneedle Global Equity Income	None	N/A

Threadneedle International Opportunity	None	N/A

Statement of Additional Information – March 7, 2011

		Value of securities owned at
Fund	Issuer	end of fiscal period
For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	None	N/A

Columbia Mid Cap Growth Opportunity	E*TRADE Financial Corp.	$5,588,096

	Stifel Financial Corp.	1,108,592

RiverSource Intermediate Tax-Exempt	None	N/A

RiverSource Tax-Exempt High Income	None	N/A

For funds with fiscal period ending December 31

Columbia Government Money Market	None	N/A

Columbia Select Large-Cap Value	JPMorgan Chase & Co.	19,089,000

	Morgan Stanley	10,884,000

Columbia Select Smaller-Cap Value	None	N/A

Columbia Seligman Communications and Information	None	N/A

RiverSource LaSalle Global Real Estate	None	N/A

RiverSource LaSalle Monthly Dividend Real Estate	None	N/A

RiverSource Tax Exempt Money Market	None	N/A

Seligman Capital	Affiliated Managers Group, Inc.	3,571,920

Seligman Growth	JPMorgan Chase & Co.	15,754,788

	Morgan Stanley	11,950,632

*	Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.

Statement of Additional Information – March 7, 2011

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund’s investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 7. Brokerage Commissions Paid to Investment Manager or Affiliates

					Percent of
					aggregate
			Aggregate		dollar	Aggregate	Aggregate
			dollar		amount of	dollar	dollar
			amount of	Percent of	transactions	amount of	amount of
			commissions	aggregate	involving	commissions	commissions
		Nature of	paid to	brokerage	payment of	paid to	paid to
	Broker	affiliation	broker	commissions	commissions	broker	broker

Fund			2010			2009	2008

For funds with fiscal period ending January 31

Columbia Income Builder Fund	None	—	—	—	—	$0	$0 (a)

Columbia Income Builder Fund II	None	—	—	—	—	0	0 (a)

Columbia Income Builder Fund III	None	—	—	—	—	0	0 (a)

Columbia Portfolio Builder Aggressive	None	—	—	—	—	0	0

Columbia Portfolio Builder Conservative	None	—	—	—	—	0	0

Columbia Portfolio Builder Moderate	None	—	—	—	—	0	0

Columbia Portfolio Builder Moderate Aggressive	None	—	—	—	—	0	0

Columbia Portfolio Builder Moderate Conservative	None	—	—	—	—	0	0

Columbia Portfolio Builder Total Equity	None	—	—	—	—	0	0

RiverSource S&P 500 Index	None	—	—	—	—	0	0

RiverSource Small Company Index	None	—	—	—	—	0	0

For funds with fiscal period ending March 31

Columbia Equity Value	None	—	—	—	—	0	0

RiverSource Precious Metals and Mining	None	—	—	—	—	0	0

Statement of Additional Information – March 7, 2011

					Percent of
					aggregate
			Aggregate		dollar	Aggregate	Aggregate
			dollar		amount of	dollar	dollar
			amount of	Percent of	transactions	amount of	amount of
			commissions	aggregate	involving	commissions	commissions
		Nature of	paid to	brokerage	payment of	paid to	paid to
	Broker	affiliation	broker	commissions	commissions	broker	broker

Fund			2010			2009	2008
For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	None	—	—	—	—	$0	$0 (b)

Columbia Recovery and Infrastructure	None	—	—	—	—	0 (c)	N/A

Columbia Retirement Plus 2010	None	—	—	—	—	0	0

Columbia Retirement Plus 2015	None	—	—	—	—	0	0

Columbia Retirement Plus 2020	None	—	—	—	—	0	0

Columbia Retirement Plus 2025	None	—	—	—	—	0	0

Columbia Retirement Plus 2030	None	—	—	—	—	0	0

Columbia Retirement Plus 2035	None	—	—	—	—	0	0

Columbia Retirement Plus 2040	None	—	—	—	—	0	0

Columbia Retirement Plus 2045	None	—	—	—	—	0	0

For funds with fiscal period ending May 31

Columbia High Yield Bond	None	—	—	—	—	0	0

Columbia Multi-Advisor Small Cap Value	None	—	—	—	—	0	0

Columbia U.S. Government Mortgage	None	—	—	—	—	0	0

RiverSource Partners Fundamental Value	None	—	—	—	—	0	0

RiverSource Short Duration U.S. Government	None	—	—	—	—	0	0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	None	—	—	—	—	0	0

RiverSource Real Estate	None	—	—	—	—	0	0

Statement of Additional Information – March 7, 2011

					Percent of
					aggregate
			Aggregate		dollar	Aggregate	Aggregate
			dollar		amount of	dollar	dollar
			amount of	Percent of	transactions	amount of	amount of
			commissions	aggregate	involving	commissions	commissions
		Nature of	paid to	brokerage	payment of	paid to	paid to
	Broker	affiliation	broker	commissions	commissions	broker	broker

Fund			2010			2009	2008
For funds with fiscal period ending July 31

Columbia Floating Rate	None	—	—	—	—	$0	$0

Columbia Income Opportunities	None	—	—	—	—	0	0

Columbia Inflation Protected Securities	None	—	—	—	—	0	0

Columbia Large Core Quantitative	None					0	0

Columbia Limited Duration Credit	None	—	—	—	—	0	0

Columbia Money Market	None	—	—	—	—	0	0

RiverSource Disciplined Small and Mid Cap Equity	None	—	—	—	—	0	0

RiverSource Disciplined Small Cap Value	None	—	—	—	—	0	0

For funds with fiscal period ending August 31

Columbia Diversified Bond	None	—	—	—	—	0	0

Columbia Minnesota Tax-Exempt	None	—	—	—	—	0	0

RiverSource California Tax-Exempt	None	—	—	—	—	0	0

RiverSource New York Tax-Exempt	None	—	—	—	—	0	0

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	None	—	—	—	—	0	0

Columbia Large Growth Quantitative	None	—	—	—	—	0	0

Columbia Large Value Quantitative	None	—	—	—	—	0	0 (d)

Columbia Mid Cap Value Opportunity	None	—	—	—	—	0	0

Columbia Strategic Allocation	None	—	—	—	—	0	0

RiverSource Balanced	None	—	—	—	—	0	0

RiverSource Strategic Income Allocation	None	—	—	—	—	0	0

Statement of Additional Information – March 7, 2011

					Percent of
					aggregate
			Aggregate		dollar	Aggregate	Aggregate
			dollar		amount of	dollar	dollar
			amount of	Percent of	transactions	amount of	amount of
			commissions	aggregate	involving	commissions	commissions
		Nature of	paid to	brokerage	payment of	paid to	paid to
	Broker	affiliation	broker	commissions	commissions	broker	broker

Fund			2010			2009	2008

Seligman California Municipal High-Yield	None	—	—	—	—	$0	$0

Seligman California Municipal Quality	None	—	—	—	—	0	0

Seligman Minnesota Municipal	None	—	—	—	—	0	0

Seligman National Municipal	None	—	—	—	—	0	0

Seligman New York Municipal	None	—	—	—	—	0	0

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	None	—	—	—	—	0	0

Columbia Asia Pacific ex-Japan	None	—	—	—	—	0 (e)	N/A

Columbia Emerging Markets Bond	None	—	—	—	—	0	0

Columbia Emerging Markets Opportunity	None	—	—	—	—	0	0

Columbia European Equity	None	—	—	—	—	0	0

Columbia Frontier	None	—	—	—	—	0	0

Columbia Global Bond	None	—	—	—	—	0	0

Columbia Global Equity	None	—	—	—	—	0	0

Columbia Global Extended Alpha	None	—	—	—	—	0	0 (f)

Columbia Multi-Advisor International Value	Sanford Bernstein	(1)	$0	—	—	0	1,677

Columbia Seligman Global Technology	None	—	—	—	—	0	0

RiverSource Disciplined International Equity	None	—	—	—	—	0	0

RiverSource Partners International Select Growth	Merrill Lynch Capital Markets	(2)				585	0

RiverSource Partners International Small Cap	None	—	—	—	—	0	0

Threadneedle Global Equity Income	None	—	—	—	—	0	0 (f)

Threadneedle International Opportunity	None	—	—	—	—	0	0

Statement of Additional Information – March 7, 2011

					Percent of
					aggregate
			Aggregate		dollar	Aggregate	Aggregate
			dollar		amount of	dollar	dollar
			amount of	Percent of	transactions	amount of	amount of
			commissions	aggregate	involving	commissions	commissions
		Nature of	paid to	brokerage	payment of	paid to	paid to
	Broker	affiliation	broker	commissions	commissions	broker	broker

Fund			2010			2009	2008

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	None	—	—	—	—	$0	$0

Columbia Mid Cap Growth Opportunity	None	—	—	—	—	0	0

RiverSource Intermediate Tax-Exempt	None	—	—	—	—	0	0

RiverSource Tax-Exempt High Income	None	—	—	—	—	0	0

For funds with fiscal period ending December 31

Columbia Government Money Market	None	—	—	—	—	0	0

Columbia Select Large-Cap Value	None	—	—	—	—	0	0

Columbia Select Smaller-Cap Value	None	—	—	—	—	0	0

Columbia Seligman Communications and Information	None	—	—	—	—	0	0

RiverSource LaSalle Global Real Estate	None	—	—	—	—	0	0

RiverSource LaSalle Monthly Dividend Real Estate	None	—	—	—	—	0	0

Seligman Capital	None	—	—	—	—	0	0

Seligman Growth	None	—	—	—	—	0	0

(1)	Affiliate of AllianceBernstein L.P., a subadviser.

(2)	Affiliate of Columbia Wanger Asset Management, L.P., a subadviser.

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(e)	For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.

(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

Statement of Additional Information – March 7, 2011

Valuing Fund Shares

As of the end of the most recent fiscal period, the computation of net asset value per share of a class of a fund was based on net assets of that class divided by the number of class shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1. All expenses of a fund, including the management fee and administrative services fee and, as applicable, distribution and plan administration fees, are accrued daily and taken into account for the purpose of determining NAV.

Table 8. Valuing Fund Shares

Fund*	Net assets	Shares outstanding	Net asset value of one Share
For funds with fiscal period ending January 31

Columbia Income Builder Fund
Class A	$191,609,144	19,630,870	$9.76
Class B	24,940,436	2,547,850	9.79
Class C	12,407,352	1,267,551	9.79
Class R4	9,771	1,000	9.774

Columbia Income Builder Fund II
Class A	336,673,414	35,567,971	9.47
Class B	35,116,660	3,701,134	9.49
Class C	15,534,369	1,636,863	9.49
Class R4	18,248	1,926	9.47

Columbia Income Builder Fund III
Class A	169,340,312	17,933,995	9.44
Class B	17,093,815	1,803,903	9.48
Class C	8,762,187	925,152	9.47
Class R4	36,268	3,844	9.43

Columbia Portfolio Builder Aggressive
Class A	411,905,718	47,812,554	8.62
Class B	69,631,727	8,121,597	8.57
Class C	26,852,423	3,157,443	8.50
Class R4	391,084	45,318	8.63

Columbia Portfolio Builder Conservative
Class A	188,324,159	19,284,494	9.77
Class B	38,996,195	4,007,171	9.73
Class C	18,361,827	1,886,873	9.73
Class R4	68,268	7,043	9.69

Columbia Portfolio Builder Moderate
Class A	936,670,111	99,022,922	9.46
Class B	163,374,895	17,355,229	9.41
Class C	60,532,854	6,431,212	9.41
Class R4	221,015	23,381	9.45

Columbia Portfolio Builder Moderate Aggressive
Class A	848,711,038	93,990,508	9.03
Class B	143,830,084	16,003,632	8.99
Class C	44,907,699	5,004,198	8.97
Class R4	842,067	93,149	9.04

Columbia Portfolio Builder Moderate Conservative
Class A	335,708,725	34,921,226	9.61
Class B	60,124,214	6,274,529	9.58
Class C	26,207,827	2,735,790	9.58
Class R4	28,861	3,017	9.57

Columbia Portfolio Builder Total Equity
Class A	348,269,405	42,472,580	8.20
Class B	56,041,391	6,869,051	8.16
Class C	25,712,743	3,180,656	8.08
Class R4	227,529	27,657	8.23

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource S&P 500 Index
Class A**	$21,534,109	6,062,565	$3.55
Class Z**	100,496,276	28,199,115	3.56

RiverSource Small Company Index
Class A	328,913,706	84,403,946	3.90
Class B	43,947,939	14,032,865	3.13
Class R4	6,632,993	1,640,892	4.04

For funds with fiscal period ending March 31

Columbia Equity Value
Class A	681,073,286	70,741,844	9.63
Class B	50,132,060	5,184,913	9.67
Class C	4,895,038	512,462	9.55
Class I	18,363,036	1,905,271	9.64
Class R	30,124	3,129	9.63
Class R3	183,254	19,014	9.64
Class R4	10,092,743	1,046,026	9.65
Class R5	6,508	676	9.63
Class W	3,658	380	9.63

RiverSource Precious Metals and Mining
Class A	133,459,266	10,925,790	12.22
Class B	13,809,631	1,240,361	11.13
Class C	4,233,101	389,141	10.88
Class I	12,268	989	12.40
Class R4	177,328	14,319	12.38

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity
Class A	33,365,848	2,185,314	$15.27
Class B	1,401,883	92,764	15.11
Class C	2,405,895	159,728	15.06
Class I	4,324,899	281,691	15.35
Class R5	7,670	500	15.34

Columbia Recovery and Infrastructure
Class A	438,673,229	22,317,277	19.66
Class B	21,596,850	1,108,701	19.48
Class C	27,986,758	1,436,501	19.48
Class I	117,332,774	5,939,737	19.75
Class R	80,728	4,127	19.56
Class R3	19,621	1,000	19.62
Class R4	623,844	31,702	19.68
Class R5	59,600	3,020	19.74

Columbia Retirement Plus 2010
Class A	3,004,756	352,192	8.53
Class R	3,994	468	8.53
Class R3	3,994	468	8.53
Class R4	3,996	468	8.54
Class R5	3,998	468	8.54
Class Y	5,248,330	614,374	8.54

Columbia Retirement Plus 2015
Class A	5,097,950	597,650	8.53
Class R	3,973	465	8.54
Class R3	3,973	465	8.54
Class R4	3,975	465	8.55
Class R5	3,981	465	8.56
Class Y	16,572,401	1,937,035	8.56

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Retirement Plus 2020
Class A	$5,667,643	702,748	$8.06
Class R	78,158	9,696	8.06
Class R3	3,759	464	8.10
Class R4	3,760	464	8.10
Class R5	3,765	464	8.11
Class Y	17,797,248	2,195,426	8.11

Columbia Retirement Plus 2025
Class A	3,282,520	407,390	8.06
Class R	22,706	2,823	8.04
Class R3	3,768	466	8.09
Class R4	3,778	465	8.12
Class R5	3,778	465	8.12
Class Y	23,159,563	2,856,811	8.11

Columbia Retirement Plus 2030
Class A	3,128,008	387,287	8.08
Class R	11,770	1,457	8.08
Class R3	3,744	464	8.07
Class R4	3,752	464	8.09
Class R5	3,757	464	8.10
Class Y	22,379,892	2,763,842	8.10

Columbia Retirement Plus 2035
Class A	1,956,294	244,856	7.99
Class R	3,735	467	8.00
Class R3	3,739	467	8.01
Class R4	3,740	467	8.01
Class R5	3,746	467	8.02
Class Y	17,305,186	2,157,431	8.02

Columbia Retirement Plus 2040
Class A	1,741,154	224,227	7.77
Class R	11,120	1,430	7.78
Class R3	35,194	4,525	7.78
Class R4	3,616	464	7.79
Class R5	3,621	464	7.80
Class Y	12,213,457	1,565,039	7.80

Columbia Retirement Plus 2045
Class A	1,471,608	185,478	7.93
Class R	4,460	562	7.94
Class R3	3,702	466	7.94
Class R4	13,137	1,653	7.95
Class R5	3,708	466	7.96
Class Y	11,614,891	1,459,211	7.96

For funds with fiscal period ending May 31

Columbia High Yield Bond
Class A	1,192,635,686	457,046,893	2.61
Class B	91,104,344	34,942,309	2.61
Class C	70,488,596	27,193,543	2.59
Class I	144,202,631	55,371,206	2.60
Class R	5,689,581	2,174,204	2.62
Class R3	4,003,157	1,526,132	2.62
Class R4	43,405,874	16,621,906	2.61
Class R5	7,957,720	3,054,300	2.61
Class W	100,226,537	38,706,595	2.59

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Multi-Advisor Small Cap Value
Class A	$277,383,581	56,445,589	$4.91
Class B	62,403,783	13,736,068	4.54
Class C	7,765,256	1,704,900	4.55
Class I	43,814,661	8,585,111	5.10
Class R	679,273	138,536	4.90
Class R3	439,854	88,320	4.98
Class R4	370,250	73,789	5.02
Class R5	11,078,515	2,197,207	5.04

Columbia U.S. Government Mortgage
Class A	80,371,258	15,588,925	5.16
Class B	17,619,412	3,416,007	5.16
Class C	5,217,051	1,011,314	5.16
Class I	132,494,594	25,723,583	5.15
Class R4	85,125	16,536	5.15

RiverSource Partners Fundamental Value
Class A	307,057,850	70,426,307	4.36
Class B	51,870,545	12,425,795	4.17
Class C	8,227,996	1,965,058	4.19
Class I	174,554,927	39,571,435	4.41
Class R4	153,322	34,916	4.39

RiverSource Short Duration U.S. Government
Class A	488,090,547	102,802,359	4.75
Class B	66,777,148	14,065,529	4.75
Class C	27,832,188	5,862,287	4.75
Class I	67,563,272	14,218,020	4.75
Class R	2,999,953	631,892	4.75
Class R4	4,709,513	991,519	4.75
Class W	4,996	1,053	4.74

For funds with fiscal period ending June 30

Columbia Dividend Opportunity
Class A	883,208,464	139,966,191	6.31
Class B	68,144,709	10,871,463	6.27
Class C	21,354,419	3,418,234	6.25
Class I	165,701,325	26,198,041	6.32
Class R	196,428	31,069	6.32
Class R3	4,127	653	6.32
Class R4	1,455,755	230,050	6.33
Class R5	968,152	152,954	6.33
Class W	3,592	568	6.32

RiverSource Real Estate
Class A	52,648,116	5,701,458	9.23
Class B	6,533,282	713,272	9.16
Class C	1,396,367	152,727	9.14
Class I	131,165,236	14,173,209	9.25
Class R4	60,555	6,587	9.19
Class W	2,528	275	9.19

For funds with fiscal period ending July 31

Columbia Floating Rate
Class A	226,172,173	26,483,112	8.54
Class B	9,928,119	1,161,939	8.54
Class C	21,210,203	2,483,252	8.54
Class I	101,982,065	11,945,601	8.54
Class R4	178,181	20,812	8.56
Class R5	4,760	556	8.56
Class W	4,246	497	8.54

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Income Opportunities
Class A	$498,802,615	51,300,169	$9.72
Class B	29,050,926	2,989,075	9.72
Class C	60,481,511	6,224,222	9.72
Class I	182,941,408	18,794,063	9.73
Class R4	403,599	41,375	9.75
Class R5	5,068	521	9.73

Columbia Inflation Protected Securities
Class A	297,826,817	28,749,837	10.36
Class B	14,961,461	1,445,877	10.35
Class C	17,160,807	1,658,844	10.35
Class I	184,100,334	17,768,869	10.36
Class R	1,474,003	142,411	10.35
Class R4	79,085	7,639	10.35
Class R5	5,139	496	10.36
Class W	100,345,459	9,690,622	10.35

Columbia Large Core Quantitative
Class A	2,688,843,397	567,423,999	4.74
Class B	153,325,657	32,554,969	4.71
Class C	21,982,264	4,714,140	4.66
Class I	314,250,741	65,856,337	4.77
Class R	2,193,578	463,276	4.73
Class R3	6,033	1,273	4.74
Class R4	162,518,882	34,154,804	4.76
Class R5	24,848,139	5,229,982	4.75
Class W	373,927,157	79,042,111	4.73

Columbia Limited Duration Credit
Class A	392,689,453	39,500,738	9.94
Class B	11,562,307	1,163,439	9.94
Class C	49,324,257	4,964,675	9.94
Class I	126,851,810	12,755,538	9.94
Class R4	540,555	54,240	9.97
Class W	5,096	512	9.95

Columbia Money Market
Class A	2,528,588,079	2,528,587,497	1.00
Class B	33,926,741	33,926,744	1.00
Class C	7,909,529	7,909,540	1.00
Class I	27,174,833	27,174,915	1.00
Class R	2,500	2,500	1.00
Class R5	725,626	725,628	1.00
Class W	34,576,967	34,577,375	1.00
Class Y	26,190,282	26,190,329	1.00
Class Z	19,816,215	19,816,218	1.00

RiverSource Disciplined Small and Mid Cap Equity
Class A	9,570,996	1,291,322	7.41
Class B	586,284	81,313	7.21
Class C	205,141	28,435	7.21
Class I	27,121,153	3,643,387	7.44
Class R4	8,952	1,206	7.42
Class W	104,872,014	14,205,922	7.38

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource Disciplined Small Cap Value
Class A	$3,483,311	441,264	$7.89
Class B	141,730	18,276	7.75
Class C	120,243	15,510	7.75
Class I	47,679,790	6,023,250	7.92
Class R	3,587	455	7.88
Class R3	5,300	672	7.89
Class R4	7,899	1,000	7.90
Class R5	3,599	455	7.91

For funds with fiscal period ending August 31

Columbia Diversified Bond
Class A	3,258,076,487	642,678,449	5.07
Class B	116,363,532	22,963,835	5.07
Class C	61,700,918	12,168,343	5.07
Class I	1,021,032,051	201,137,653	5.08
Class R2	1,040,372	204,835	5.08
Class R3	11,200	2,207	5.07
Class R4	74,983,846	14,807,342	5.06
Class R5	237,004	46,821	5.06
Class W	525,188,670	103,547,472	5.07

Columbia Minnesota Tax-Exempt
Class A	329,334,780	60,200,883	5.47
Class B	5,767,557	1,053,321	5.48
Class C	20,225,454	3,696,926	5.47

RiverSource California Tax-Exempt
Class A	150,279,608	29,127,363	5.16
Class B	1,787,095	346,584	5.16
Class C	3,499,880	677,462	5.17

RiverSource New York Tax-Exempt
Class A	52,428,136	10,220,753	5.13
Class B	1,330,181	259,423	5.13
Class C	1,038,696	202,525	5.13

For funds with fiscal period ending September 30

Columbia Diversified Equity Income
Class A	3,516,017,269	389,395,539	9.03
Class B	246,456,142	27,221,768	9.05
Class C	66,504,755	7,373,898	9.02
Class I	213,082,965	23,613,488	9.02
Class R	10,506,228	1,168,068	8.99
Class R3	103,577,188	11,487,624	9.02
Class R4	217,778,940	24,100,425	9.04
Class R5	60,155,529	6,658,624	9.03
Class W	3,262	361	9.04
Class Z	2,502	277	9.03

Columbia Large Growth Quantitative
Class A	343,147,336	41,220,512	8.32
Class B	2,567,787	312,466	8.22
Class C	1,676,234	203,894	8.22
Class I	228,157,694	27,114,466	8.41
Class R	8,367	1,000	8.37
Class R4	8,391	1,000	8.39
Class W	176,537,944	21,144,075	8.35
Class Z	2,500	297	8.42

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Large Value Quantitative
Class A	$3,009,345	367,645	$8.19
Class B	225,501	27,754	8.12
Class C	93,969	11,609	8.09
Class I	69,800,213	8,484,965	8.23
Class R	8,174	1,000	8.17
Class R4	14,880	1,814	8.20
Class W	173,685,076	21,218,876	8.19
Class Z	2,501	304	8.23

Columbia Mid Cap Value Opportunity
Class A	1,324,861,234	190,828,987	6.94
Class B	92,369,516	13,858,019	6.67
Class C	45,316,976	6,804,993	6.66
Class I	117,621,210	16,645,131	7.07
Class R	16,531,042	2,401,189	6.88
Class R3	67,911,361	9,816,068	6.92
Class R4	389,349,450	55,711,660	6.99
Class R5	139,751,259	19,946,983	7.01
Class W	3,543	506	7.00
Class Z	2,524	357	7.07

Columbia Strategic Allocation
Class A	945,595,394	104,846,576	9.02
Class B	74,220,445	8,307,991	8.93
Class C	36,613,825	4,121,060	8.88
Class I	3,911	434	9.01
Class R	3,911	434	9.01
Class R4	415,695	46,005	9.04
Class Z	2,506	278	9.01

RiverSource Balanced
Class A	533,192,271	56,904,635	9.37
Class B	12,294,194	1,318,973	9.32
Class C	9,020,576	970,289	9.30
Class R	41,338	4,407	9.38
Class R4	49,539,635	5,286,958	9.37
Class R5	9,921	1,059	9.37

RiverSource Strategic Income Allocation
Class A	315,223,826	30,771,380	10.24
Class B	22,688,163	2,214,163	10.25
Class C	20,022,743	1,955,754	10.24
Class R	5,501	537	10.24
Class R4	245,350	23,962	10.24
Class R5	274,390	26,779	10.25

Seligman California Municipal High-Yield
Class A	28,747,011	4,322,399	6.65
Class C	5,744,151	862,661	6.66

Seligman California Municipal Quality
Class A	35,845,008	5,416,521	6.62
Class C	3,245,882	492,661	6.59

Seligman Minnesota Municipal
Class A	66,906,242	8,577,335	7.80
Class C	1,610,476	205,970	7.82

Seligman National Municipal
Class A	612,804,736	76,266,935	8.03
Class C	33,499,183	4,149,355	8.07

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Seligman New York Municipal
Class A	$76,164,778	9,168,458	$8.31
Class C	8,519,499	1,023,526	8.32

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income
Class A	62,208,913	6,219,687	10.00
Class B	1,006,359	102,217	9.85
Class C	4,702,587	478,184	9.83
Class I	38,718,422	3,837,044	10.09
Class W	63,368,675	6,341,968	9.99
Class Z	14,183	1,405	10.09

Columbia Asia Pacific ex-Japan
Class A	77,994	5,656	13.79
Class C	2,590	188	13.78
Class I	2,592	188	13.79
Class R	2,592	188	13.79
Class R5	512,721,223	37,182,125	13.79
Class Z	2,592	188	13.79

Columbia Emerging Markets Bond
Class A	76,725,071	6,563,738	11.69
Class B	3,568,837	305,715	11.67
Class C	3,622,183	310,872	11.65
Class I	78,153,644	6,684,022	11.69
Class R4	124,205	10,632	11.68
Class W	74,066,903	6,343,020	11.68
Class Z	122,842	10,506	11.69

Columbia Emerging Markets Opportunity
Class A	523,288,192	53,653,023	9.75
Class B	37,312,287	4,319,656	8.64
Class C	38,770,335	4,501,173	8.61
Class I	84,278,781	8,306,376	10.15
Class R	15,164,872	1,561,399	9.71
Class R4	1,402,320	138,188	10.15
Class R5	687,416	67,607	10.17
Class W	2,641	271	9.75
Class Z	21,446	2,114	10.14

Columbia European Equity
Class A	69,831,477	12,044,258	5.80
Class B	4,050,968	701,073	5.78
Class C	1,405,823	245,717	5.72
Class I	7,743	1,336	5.80
Class R4	25,391	4,385	5.79
Class Z	2,626	453	5.80

Columbia Frontier
Class A	70,460,355	7,258,658	9.71
Class B	6,999,653	904,213	7.74
Class C	10,982,957	1,411,669	7.78
Class I	47,858,645	4,624,901	10.35
Class R	106,641	11,220	9.50
Class R4	59,375	5,759	10.31
Class R5	816,227	78,922	10.34
Class Z	2,629	254	10.35

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Columbia Global Bond
Class A	$246,929,356	33,048,004	$7.47
Class B	18,512,676	2,460,622	7.52
Class C	6,162,276	827,014	7.45
Class I	195,612,882	26,157,651	7.48
Class R	5,341	716	7.46
Class R4	407,251	54,466	7.48
Class W	69,842,043	9,357,911	7.46
Class Z	7,523	1,006	7.48

Columbia Global Equity
Class A	375,168,966	53,042,442	7.07
Class B	23,894,493	3,605,201	6.63
Class C	10,146,647	1,548,238	6.55
Class I	31,014,538	4,359,437	7.11
Class R	41,009	5,746	7.14
Class R4	7,015,836	983,963	7.13
Class R5	19,408	2,727	7.12
Class W	4,534	639	7.10
Class Z	2,598	365	7.12

Columbia Global Extended Alpha
Class A	4,320,527	207,166	20.86
Class B	303,638	14,721	20.63
Class C	181,374	8,801	20.61
Class I	5,163,998	246,500	20.95
Class R	10,370	500	20.74
Class R4	90,339	4,331	20.86
Class Z	28,234	1,348	20.95

Columbia Multi-Advisor International Value
Class A	427,389,225	69,673,191	6.13
Class B	48,327,297	8,399,429	5.75
Class C	9,217,955	1,609,913	5.73
Class I	185,979,047	29,479,532	6.31
Class R4	384,783	61,460	6.26
Class Z	2,592	411	6.31

Columbia Seligman Global Technology
Class A	418,600,331	20,680,059	20.24
Class B	19,558,319	1,127,143	17.35
Class C	80,127,979	4,614,233	17.37
Class I	28,563,422	1,402,504	20.37
Class R	9,157,934	460,773	19.88
Class R4	533,526	26,294	20.29
Class R5	25,931,713	1,274,128	20.35
Class Z	2,647	130	20.36

RiverSource Disciplined International Equity
Class A	38,153,014	5,195,522	7.34
Class B	4,503,501	621,082	7.25
Class C	991,847	137,200	7.23
Class I	146,207,418	19,793,638	7.39
Class R	3,705	509	7.28
Class R4	41,994	5,722	7.34
Class W	233,514,415	31,833,978	7.34

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource Partners International Select Growth
Class A	$171,468,665	25,040,565	$6.85
Class B	15,773,648	2,408,409	6.55
Class C	8,328,966	1,273,890	6.54
Class I	201,118,144	29,022,441	6.93
Class R	256,011	37,627	6.80
Class R4	472,964	68,779	6.88
Class R5	1,168,237	168,408	6.94

RiverSource Partners International Small Cap
Class A	74,193,979	12,132,556	6.12
Class B	4,602,545	790,626	5.82
Class C	22,904,177	3,937,917	5.82
Class I	38,219,477	6,128,848	6.24
Class R	1,902,958	311,833	6.10
Class R4	501,710	80,956	6.20
Class R5	949,405	152,401	6.23

Threadneedle Global Equity Income
Class A	29,056,833	2,907,285	9.99
Class B	1,875,577	188,131	9.97
Class C	844,357	84,741	9.96
Class I	4,935,451	493,000	10.01
Class R	10,502	1,050	10.00
Class R4	30,463	3,046	10.00

Threadneedle International Opportunity
Class A	255,611,550	29,053,332	8.80
Class B	14,408,870	1,670,230	8.63
Class C	8,100,660	962,688	8.41
Class I	123,175,619	13,857,362	8.89
Class R	1,733,789	195,101	8.89
Class R4	153,243	17,066	8.98

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond
Class A	616,281,418	164,962,006	3.74
Class B	7,434,588	1,989,243	3.74
Class C	10,334,749	2,765,304	3.74
Class Z	2,405	644	3.73

Columbia Mid Cap Growth Opportunity
Class A	857,025,529	81,329,035	10.54
Class B	55,302,929	6,362,252	8.69
Class C	12,340,058	1,418,427	8.70
Class I	176,386,121	15,822,311	11.15
Class R	67,417	6,411	10.52
Class R3	27,331	2,595	10.53
Class R4	5,232,199	480,899	10.88
Class Z	2,686	241	11.15

RiverSource Intermediate Tax-Exempt
Class A	87,955,400	16,668,088	$5.28
Class B	1,977,524	375,326	$5.27
Class C	6,811,217	1,291,810	$5.27

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
RiverSource Tax-Exempt High Income
Class A	$2,141,685,204	507,836,426	$4.22
Class B	19,907,549	4,724,722	$4.21
Class C	18,186,215	4,310,562	$4.22

For funds with fiscal period ending December 31

Columbia Government Money Market
Class A	115,614,024	115,623,598	1.00
Class B	3,482,518	3,481,496	1.00
Class C	13,509,335	13,489,555	1.00
Class R	3,440,176	3,440,734	1.00
Class R5	440,330	440,327	1.00
Class Z	1,171,182	1,171,180	1.00

Columbia Select Large-Cap Value
Class A	271,885,499	18,489,466	14.70
Class B	5,137,640	371,975	13.81
Class C	48,210,278	3,486,175	13.83
Class I	72,970,868	4,841,229	15.07
Class R	11,593,849	796,565	14.55
Class R4	22,794	1,514	15.06
Class R5	1,606,478	106,463	15.09
Class W	11,832,803	806,994	14.66
Class Z	7,776	516	15.07

Columbia Select Smaller-Cap Value
Class A	380,847,868	23,841,335	15.97
Class B	27,171,959	1,935,309	14.04
Class C	51,712,432	3,678,639	14.06
Class I	10,145,122	596,227	17.02
Class R	15,733,006	1,007,228	15.62
Class R4	3,600,908	212,534	16.94
Class R5	2,288,845	134,582	17.01
Class Z	133,063	7,823	17.01

Columbia Seligman Communications and Information
Class A	3,066,070,816	68,583,469	44.71
Class B	85,897,298	2,315,630	37.09
Class C	767,799,553	20,684,543	37.12
Class I	55,589,782	1,192,278	46.62
Class R	47,553,655	1,086,855	43.75
Class R3	96,339	2,195	43.89
Class R4	506,749	10,916	46.42
Class R5	18,414,461	395,196	46.60
Class Z	679,496	14,576	46.62

RiverSource LaSalle Global Real Estate
Class A	3,833,998	947,822	4.05
Class C	1,972,405	489,140	4.03
Class I	7,210,708	1,778,442	4.05
Class R	101,551	25,119	4.04
Class R4	10,311	2,546	4.05
Class R5	1,553,777	383,043	4.06

RiverSource LaSalle Monthly Dividend Real Estate
Class A	9,546,758	2,100,383	4.55
Class B	2,190,756	482,042	4.54
Class C	10,720,882	2,360,002	4.54
Class I	2,191,158	481,680	4.55
Class R	5,434,255	1,199,177	4.53
Class R4	23,705	5,204	4.56
Class R5	1,714,175	377,302	4.54

Statement of Additional Information – March 7, 2011

Fund*	Net assets	Shares outstanding	Net asset value of one Share
Seligman Capital
Class A	$178,719,563	6,953,797	$25.70
Class B	3,668,210	177,447	20.67
Class C	46,783,870	2,257,346	20.73
Class I	11,808,687	438,060	26.96
Class R	13,432,221	530,749	25.31
Class R5	2,251,916	83,599	26.94

Seligman Growth
Class A	1,276,953,102	268,089,845	4.76
Class B	73,018,552	19,666,156	3.71
Class C	28,030,382	7,547,813	3.71
Class I	261,729,893	52,969,014	4.94
Class R	2,112,882	452,526	4.67
Class R4	48,574,571	9,843,670	4.93
Class R5	490,901	99,424	4.94

*	Prior to Sept. 7, 2010, Class R was known as Class R2.

**	Prior to Sept. 7, 2010, Class A was known as Class D and Class Z was known as Class E.

For Funds other than Money Market Funds. A fund’s securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•	Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•	Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•	Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

•	Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•	Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Typically, short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•	Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•	When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Statement of Additional Information – March 7, 2011

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund’s portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Portfolio Holdings Disclosure

Each fund’s Board and the investment manager believe that the investment ideas of the investment manager and any subadviser with respect to portfolio management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund’s Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund’s Board has therefore adopted policies and procedures relating to disclosure of the fund’s portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide portfolio holdings on a selective basis, and the investment manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders.

Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

Public Disclosures
The funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the funds’ website. The information is available on the funds’ website as described below.

•	For Equity and Balanced funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis approximately, but no earlier than, 15 calendar days after each month-end. The four most recent consecutive monthly disclosures remain posted for each fund. Such portfolio holdings information posted on the website includes the

Statement of Additional Information – March 7, 2011

name of each portfolio security, number of shares held by the fund, value of the security and the security’s percentage of the market value of the fund’s portfolio as of month-end.

•	For Fixed Income funds, a complete list of fund portfolio holdings as of calendar quarter-end are posted on the website on a quarterly basis approximately, but no earlier than, 30 calendar days after such quarter-end, and remain posted at least until the date on which the fund files its Form N-CSR or Form N-Q with the SEC for the subsequent fiscal period. Fixed income fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par value and the security’s percentage of the market value of the fund’s portfolio as of calendar quarter-end.

•	For Money Market funds, a complete list of fund portfolio holdings as of month-end are posted on the website on a monthly basis, approximately five business days after such month-end. Commencing with the month-end holdings as of September 2010 and thereafter, such month-end holdings will be continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the fund’s most recent 12 months of publicly available filings on Form N-MFP. Additionally, as of September 2010 and thereafter, Money Market fund portfolio holdings information posted on the website will, at minimum, include with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The Money Market funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding and any other information that may be required by the SEC.

Portfolio holdings of funds owned solely by affiliates of the investment manager may not be disclosed on the website. A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available on the SEC’s website within sixty (60) days of the end of a fund’s fiscal quarter.

In addition, the investment manager makes publicly available information regarding certain fund’s largest five to fifteen holdings, as a percent of the market value of the funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiamanagement.com, approximately fifteen (15) days following the month-end. The scope of the information that is made available on the funds’ websites pursuant to the funds’ policies may change from time to time without prior notice.

Other Disclosures
The funds’ policies and procedures provide that no disclosures of the funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the funds have a legitimate business purpose for making such disclosure, (ii) the funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the investment manager; (ii) any conflicts of interest between the interests of fund shareholders, on the one hand, and those of the investment manager, the funds’ distributor or any affiliated person of a fund, the investment manager or distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the funds with their day-to-day business affairs. These service providers include each fund’s sub-advisor(s) (if any), affiliates of the investment manager, the funds’ custodian, sub-custodians, the funds’ independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the funds. The funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The fund also discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential

Statement of Additional Information – March 7, 2011

litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund’s Board has adopted policies to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s legal department, Compliance, and the funds’ President. The PHC has been authorized by each fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by either the fund’s President, Chief Compliance Officer or General Counsel or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements:
In addition to the daily information provided to the fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

Frequency of
Identity of recipient	Conditions/Restrictions on use of information	disclosure

Bitlathe	Website support for fund performance disclosure	Monthly
BlackRock, Inc.	For providing trading operations and portfolio management support.	Daily
Bloomberg, L.P.	For independent research of funds. Sent monthly, approximately 30 days after month end.	Monthly
R.R. Donnelley & Sons Company	For printing of proxies and annual updates to prospectuses and SAIs.	As needed
Cenveo, Inc.	For printing of prospectuses, supplements, SAIs and shareholder reports.	As needed
Factset Research Systems	For provision of quantitative analytics, charting and fundamental data to the investment manager.	Daily
Investment Technology Group, Inc. (ITG, formerly known as Plexus Group)	For evaluation and assessment of trading activity, execution and practices by the investment manager.	Daily
InvestorTools, Inc.	Provide descriptive data for municipal securities	Daily
Morningstar, Inc.	For independent research and ranking of funds. Sent monthly, approximately 25 days after month end.	Monthly
RiskMetrics Group (formerly Institutional Shareholder Services)	Proxy voting administration and research on proxy matters.	Daily
Thomson Reuters Corp. (Lipper)	Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.	Monthly

Statement of Additional Information – March 7, 2011

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

These Proxy Voting Policies and Procedures apply only to the funds and portfolios (the “Funds”) that historically bore the RiverSource or Seligman brands, including those renamed to bear the “Columbia” brand effective Sept. 27, 2010 (see Appendix F).

The Funds uphold a long tradition of supporting sound and principled corporate governance. For more than 30 years, the Funds’ Boards of Trustees/Directors (“Board”), which consist of a majority of independent Board members, has determined policies and voted proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

Election of Directors

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•	In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•	The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.

Defense Mechanisms
The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis.

Auditors
The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Management Compensation Issues
The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.

The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.

Statement of Additional Information – March 7, 2011

Social and Corporate Policy Issues
The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.

POLICY AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of Columbia Management or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on Columbia Management investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from an independent research firm. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside The United States (Non-U.S. Countries)
Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan
The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the Funds’ ownership position is more significant, the Board has established a guideline to direct Columbia Management to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.

Statement of Additional Information – March 7, 2011

Investment in Affiliated Funds
Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through columbiamanagement.com or searching the website of the SEC at www.sec.gov.

Investing in a Fund

The Columbia funds and Columbia Acorn funds and portfolios are collectively referred to as the Legacy Columbia funds (see Appendix E). The RiverSource funds (including the Seligman and Threadneedle branded funds) are collectively referred to as the Legacy RiverSource funds (see Appendix F).

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the class’ public offering price. For funds other than money market funds and, as noted below in Table 9, certain other funds, the public offering price for Class A shares is the NAV of one share adjusted for the sales charge applicable to the class. For money market funds and, as noted below in Table 9, certain other funds, the public offering price is the NAV. For all funds, for Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z there is no initial sales charge so the public offering price is the same as the NAV.

Class A – Calculation of the Sales Charge
Sales charges are determined as shown in the following tables. The table is organized by investment category. You can find your fund’s investment category in Table 1.

Table 9. Class A Initial Sales Charge

	Sales charge(a) as a percentage of:
			Public offering	Net amount
Fund category	Total market value		price(b)	invested
	$0 – $49,999		5.75%	6.10%

	$50,000 – $99,999		4.50%	4.71%

	$100,000 – $249,999		3.50%	3.63%

Balanced, Equity, Fund-of-funds – equity*	$250,000 – $499,999		2.50%	2.56%

	$500,000 – $999,999		2.00%	2.04%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

	$0 – $49,999		4.75%	4.99%

	$50,000 – $99,999		4.25%	4.44%

Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999		3.50%	3.63%

	$250,000 – $499,999		2.50%	2.56%

	$500,000 – $999,999		2.00%	2.04%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

Statement of Additional Information – March 7, 2011

	Sales charge(a) as a percentage of:
			Public offering	Net amount
Fund category	Total market value		price(b)	invested
For Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, Columbia Limited Duration Credit Fund, RiverSource Intermediate Tax-Exempt Fund and RiverSource Short Duration U.S. Government Fund	$0 – $99,999		3.00%	3.09%

	$100,000 – $249,999		2.50%	2.56%

	$250,000 – $499,999		2.00%	2.04%

	$500,000 – $999,999		1.50%	1.52%

	$1,000,000 or more	(c),(d)	0.00%	0.00%

*	RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 10. Public Offering Price

	Net asset
Fund	value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$9.76	0.9525	$10.25

Columbia Income Builder Fund II	9.47	0.9525	9.94

Columbia Income Builder Fund III	9.44	0.9525	9.91

Columbia Portfolio Builder Aggressive	8.62	0.9425	9.15

Columbia Portfolio Builder Conservative	9.77	0.9525	10.26

Columbia Portfolio Builder Moderate	9.46	0.9425	10.04

Columbia Portfolio Builder Moderate Aggressive	9.03	0.9425	9.58

Columbia Portfolio Builder Moderate Conservative	9.61	0.9525	10.09

Columbia Portfolio Builder Total Equity	8.20	0.9425	8.70

RiverSource S&P 500 Index (for Class D, now known as Class A)	3.55	No sales charge	3.55

RiverSource Small Company Index	3.90	0.9425	4.14

For funds with fiscal period ending March 31

Columbia Equity Value	9.63	0.9425	10.22

RiverSource Precious Metals and Mining	12.22	0.9425	12.97

Statement of Additional Information – March 7, 2011

	Net asset
Fund	value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	$15.27	0.9425	$16.20

Columbia Recovery and Infrastructure	19.66	0.9425	20.86

Columbia Retirement Plus 2010	8.53	0.9425	9.05

Columbia Retirement Plus 2015	8.53	0.9425	9.05

Columbia Retirement Plus 2020	8.06	0.9425	8.55

Columbia Retirement Plus 2025	8.06	0.9425	8.55

Columbia Retirement Plus 2030	8.08	0.9425	8.57

Columbia Retirement Plus 2035	7.99	0.9425	8.48

Columbia Retirement Plus 2040	7.77	0.9425	8.24

Columbia Retirement Plus 2045	7.93	0.9425	8.41

For funds with fiscal period ending May 31

Columbia High Yield Bond	2.61	0.9525	2.74

Columbia Multi-Advisor Small Cap Value	4.91	0.9425	5.21

Columbia U.S. Government Mortgage	5.16	0.9525	5.42

RiverSource Partners Fundamental Value	4.36	0.9425	4.63

RiverSource Short Duration U.S. Government	4.75	0.9700	4.90

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	6.31	0.9425	6.69

RiverSource Real Estate	9.23	0.9425	9.79

For funds with fiscal period ending July 31

Columbia Floating Rate	8.54	0.9700	8.80

Columbia Income Opportunities	9.72	0.9525	10.20

Columbia Inflation Protected Securities	10.36	0.9700	10.68

Columbia Large Core Quantitative	4.74	0.9425	5.03

Columbia Limited Duration Credit	9.94	0.9700	10.25

Columbia Money Market	1.00	No sales charge	1.00

RiverSource Disciplined Small and Mid Cap Equity	7.41	0.9425	7.86

RiverSource Disciplined Small Cap Value	7.89	0.9425	8.37

For funds with fiscal period ending August 31

Columbia Diversified Bond	5.07	0.9525	5.32

Columbia Minnesota Tax-Exempt	5.47	0.9525	5.74

RiverSource California Tax-Exempt	5.16	0.9525	5.42

RiverSource New York Tax-Exempt	5.13	0.9525	5.39

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	9.03	0.9425	9.58

Columbia Large Growth Quantitative	8.32	0.9425	8.83

Columbia Large Value Quantitative	8.19	0.9425	8.69

Columbia Mid Cap Value Opportunity	6.94	0.9425	7.36

Columbia Strategic Allocation	9.02	0.9425	9.57

RiverSource Balanced	9.37	0.9425	9.94

RiverSource Strategic Income Allocation	10.24	0.9525	10.75

Seligman California Municipal High-Yield	6.65	0.9525	6.98

Seligman California Municipal Quality	6.62	0.9525	6.95

Seligman Minnesota Municipal	7.80	0.9525	8.19

Seligman National Municipal	8.03	0.9525	8.43

Seligman New York Municipal	8.31	0.9525	8.72

Statement of Additional Information – March 7, 2011

	Net asset
Fund	value	1.0 minus maximum sales charge	Public offering price
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$10.00	0.9700	$10.31

Columbia Asia Pacific ex-Japan	13.79	0.9425	14.63

Columbia Emerging Markets Bond	11.69	0.9525	12.27

Columbia Emerging Markets Opportunity	9.75	0.9425	10.34

Columbia European Equity	5.80	0.9425	6.15

Columbia Frontier	9.71	0.9425	10.30

Columbia Global Bond	7.47	0.9525	7.84

Columbia Global Equity	7.07	0.9425	7.50

Columbia Global Extended Alpha	20.86	0.9425	22.13

Columbia Multi-Advisor International Value	6.13	0.9425	6.50

Columbia Seligman Global Technology	20.24	0.9425	21.47

RiverSource Disciplined International Equity	7.34	0.9425	7.79

RiverSource Partners International Select Growth	6.85	0.9425	7.27

RiverSource Partners International Small Cap	6.12	0.9425	6.49

Threadneedle Global Equity Income	9.99	0.9425	10.60

Threadneedle International Opportunity	8.80	0.9425	9.34

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	3.74	0.9525	3.93

Columbia Mid Cap Growth Opportunity	10.54	0.9425	11.18

RiverSource Intermediate Tax-Exempt	5.28	0.9700	5.44

RiverSource Tax-Exempt High Income	4.22	0.9525	4.43

For funds with fiscal period ending December 31

Columbia Government Money Market	1.00	No sales charge	1.00

Columbia Select Large-Cap Value	14.70	0.9425	15.60

Columbia Select Smaller-Cap Value	15.97	0.9425	16.94

Columbia Seligman Communications and Information	44.71	0.9425	47.44

RiverSource LaSalle Global Real Estate	4.05	0.9425	4.30

RiverSource LaSalle Monthly Dividend Real Estate	4.55	0.9425	4.83

Seligman Capital	25.70	0.9425	27.27

Seligman Growth	4.76	0.9425	5.05

Class A — Statement or Letter of Intent (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A, Class E or Class T shares by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor of the funds. You will have up to 13 months from the date of your LOI to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13-month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A, Class E or Class T shares, as the case may be, and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by Rights of Accumulation (ROA) as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. For purposes of making an LOI to purchase additional shares, you may aggregate your ownership of different classes of shares, except Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares. For

Statement of Additional Information – March 7, 2011

example, if your LOI commits you to purchases Class A shares, the commitment amount does not include purchases in these classes of shares; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; and purchases of money market funds unless they are subsequently exchanged for shares of a non-money market fund (other than Class I, Class R, Class R3, Class R4, Class R5 and Class Y shares of such non-money market fund) within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial intermediary in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Class A Shares
Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, selling and/or servicing agent or the fund’s transfer agent of such eligibility and be prepared to provide proof thereof. For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to a selling and/or servicing agent effecting the purchase, a CDSC may be charged if you sell your shares within, except as provided below, 18 months after purchase, charged as follows: a 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. A CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Initial Sales Charge — Waivers of the sales charge for Class A shares.  Sales charges do not apply to:

•	shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

•	participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and Dec. 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to Dec. 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after Dec. 31, 2009.

•	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

•	plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus’s (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value on or prior to Sept. 3, 2010 are subject to a CDSC on shares purchased within 18 months prior to plan termination, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

•	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts” for which Charles Schwab & Co., Inc. acts as broker dealer.

•	to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

•	to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

•	to other funds pursuant to a “fund-of-funds” arrangement provided that the fund is distributed by the distributor.

•	any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases when Class Z shares is not available.

•	Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

Statement of Additional Information – March 7, 2011

Initial Sales Charge — Waivers of the sales charge for Class T shares.

•	(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchanges for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date those funds were reorganized into Galaxy Funds.

CDSC — Waivers of the CDSC for Class A, Class C, Class E, and Class T shares.  The CDSC will be waived on sales of Class A, Class C, Class E, and Class T shares:

•	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

The CDSC will be waived on sales of Class A, Class B and Class C shares of a Legacy Columbia fund purchased prior to September 7, 2010:

•	after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Internal Revenue Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*

•	by health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Bank of America.*

•	for the following purposes (i) to make medical payments that exceed 7.5% of income and (ii) to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*

•	pursuant to the Fund’s Systematic Withdrawal Plan established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on sales through the Fund’s Systematic Withdrawal Plan until this requirement is met.

•	in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Internal Revenue Code following normal retirement or the attainment of age 59 1/2.**

•	in connection with loans from qualified retirement plans to shareholders.*

*	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the fund shareholder is not maintained, the shareholder or selling and/or servicing agent must inform the fund or the transfer agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class B Shares — Closed
The funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail in the fund’s prospectus.

Class B shares have a CDSC. For purposes of calculating the CDSC on shares of a fund purchased after the close of business on Sept. 3, 2010, the start of the holding period is the first day of the month in which your purchase was made. For purposes of calculating the CDSC on shares of a Legacy RiverSource fund purchased on or before the close of business on Sept. 3, 2010, the start of the holding period is the date your purchase was made. When you place an order to sell your Class B shares, the fund will first redeem any shares that aren’t subject to a CDSC, followed by those you have held the longest. This means that if a CDSC is imposed, you cannot designate the individual shares being redeemed for federal income tax purposes. You should consult your tax advisor about the tax consequences of investing in the funds.

CDSC — Waivers of the CDSC for Class B shares.  The CDSC will be waived on sales of shares:

•	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities

Statement of Additional Information – March 7, 2011

Distribution Company, Inc. or NYLIM Service Company LLC, retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates, or retirement programs or accounts administered or serviced by firms that have a written agreement with the distributor that contemplates a waiver of CDSCs, provided that no sales commission or transaction fee was paid to such authorized financial institution at the time of purchase.

•	of Legacy RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.

•	of Legacy RiverSource funds held in IRAs or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

—	at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived)*, or

—	selling under an approved substantially equal periodic payment arrangement.

•	of sales of Class B shares of Legacy RiverSource funds purchased prior to Sept. 7, 2010 sold under an approved substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the Internal Revenue Service).**

*	You must notify the fund or the transfer agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the fund or the transfer agent.

**	Fund investors and selling and/or servicing agents must inform the fund or the transfer agent in writing that the fund investor qualifies for the particular sales charge waiver and provide proof thereof.

Class C Shares
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

Class I Shares
Class I shares are only available to the funds. Class I shares are sold without a front-end sales charge or CDSC.

Class R, Class R3, Class R4 and Class R5 Shares
Class R, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors identified in the fund’s prospectus. Class R, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R and Class R3 shares are subject to a distribution fee (for Class R shares of a Legacy RiverSource fund, a portion of such fee may be paid for shareholder services). Class R3 and R4 shares are subject to a plan administration fee (which is not a 12b-1 related fee). The following investors are eligible to purchase Class R, Class R3, Class R4 and Class R5 shares:

Class R Shares (formerly Class R2 shares)
Class R shares are available to eligible health savings accounts sponsored by third party platforms, including those sponsored by affiliates of Ameriprise Financial, and the following eligible retirement plans:

•	401(k) plans; 457 plans;

•	employer-sponsored 403(b) plans;

•	profit sharing and money purchase pension plans;

•	defined benefit plans; and

•	non-qualified deferred compensation plans.

Class R shares are not available for investment through retail nonretirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, Simple IRAs, individual 403(b) plans or 529 tuition programs. Contact the funds or your retirement plan or health savings account administrator for more information about investing in Class R shares.

Statement of Additional Information – March 7, 2011

Class R3, Class R4 and Class R5 Shares
Class R3, Class R4 and Class R5 shares were closed to new investors as of the close of business on Dec. 31, 2010. Class R3 shares for RiverSource Disciplined Small Cap Value Fund were closed to new investors effective Dec. 13, 2010. Class R4 shares for RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund were closed to new investors and to accounts with zero balances effective Dec. 13, 2010.

Class R3, Class R4 and Class R5 are available to:

•	Qualified employee benefit plans;

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code; and

•	Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

•	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds); and

•	Bank Trusts.

Class W Shares
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

Class Z Shares
Class Z shares are sold without a front-end sales charge or a CDSC.

Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectus and the SAI. In addition to the categories of Class Z investors described in the prospectus, the minimum initial investment in Class Z shares is as follows:

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third party platform, including those sponsored by affiliates of Bank of America

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:

•	Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

•	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

In addition, for Class I, Class R, Class R5, Class W and Class Z shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the funds reserve the right to reject any business, in their sole discretion.

Statement of Additional Information – March 7, 2011

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

Statement of Additional Information – March 7, 2011

Capital Loss Carryover

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as provided in the table below. Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 11. Capital Loss Carryover

	Total	Amount Expiring in
Fund	Capital Loss Carryovers	2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$19,447,298	$0	$0	$0	$0	$0	$0	$2,942,103	$15,861,057	$644,138

Columbia Income Builder Fund II	$59,928,714	$0	$0	$0	$0	$0	$0	$7,376,558	$51,037,474	$1,514,682

Columbia Income Builder Fund III	$37,439,030	$0	$0	$0	$0	$0	$0	$5,920,892	$31,518,138	$0

Columbia Portfolio Builder Aggressive	$37,879,654	$0	$0	$0	$0	$0	$0	$6,629,032	$28,221,611	$3,029,011

Columbia Portfolio Builder Conservative	$4,428,658	$0	$0	$0	$0	$0	$0	$0	$4,265,389	$163,269

Columbia Portfolio Builder Moderate	$48,604,696	$0	$0	$0	$0	$0	$0	$7,597,638	$37,758,600	$3,248,458

Columbia Portfolio Builder Moderate Aggressive	$68,142,574	$0	$0	$0	$0	$0	$0	$4,898,399	$57,879,727	$5,364,448

Columbia Portfolio Builder Moderate Conservative	$17,455,318	$0	$0	$0	$0	$0	$0	$1,062,939	$15,811,121	$581,258

Columbia Portfolio Builder Total Equity	$42,147,214	$0	$0	$0	$0	$0	$0	$7,784,164	$30,165,767	$4,197,283

RiverSource S&P 500 Index	$4,733,437	$0	$0	$1,980,165	$235,890	$66,065	$0	$0	$2,105,466	$345,851

RiverSource Small Company Index	$43,209,451	$0	$0	$0	$0	$0	$0	$0	$41,195,692	$2,013,759

For funds with fiscal period ending March 31

Columbia Equity Value	$133,819,916	$0	$0	$0	$0	$0	$96,368	$40,190,239	$93,533,309	$0

RiverSource Precious Metals and Mining	$14,911,599	$0	$0	$0	$0	$0	$0	$14,911,599	$0	$0

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	$11,229,719	$0	$0	$0	$0	$0	$0	$3,090,734	$8,138,985	$0

Columbia Recovery and Infrastructure	$0	—	—	—	—	—	—	—	—	—

Columbia Retirement Plus 2010	$3,454,336	$0	$0	$0	$0	$0	$0	$428,181	$2,827,856	$198,299

Columbia Retirement Plus 2015	$4,269,531	$0	$0	$0	$0	$0	$0	$704,342	$3,055,770	$509,419

Columbia Retirement Plus 2020	$5,656,636	$0	$0	$0	$0	$0	$0	$502,050	$4,705,880	$448,706

Columbia Retirement Plus 2025	$4,543,260	$0	$0	$0	$0	$0	$0	$662,473	$3,488,786	$392,001

Columbia Retirement Plus 2030	$4,050,556	$0	$0	$0	$0	$0	$0	$623,603	$2,895,797	$531,156

Columbia Retirement Plus 2035	$1,679,848	$0	$0	$0	$0	$0	$0	$312,553	$1,217,126	$150,169

Columbia Retirement Plus 2040	$955,784	$0	$0	$0	$0	$0	$0	$370,260	$565,348	$20,176

Columbia Retirement Plus 2045	$468,723	$0	$0	$0	$0	$0	$0	$84,212	$248,395	$136,116

Statement of Additional Information – March 7, 2011

	Total	Amount Expiring in
Fund	Capital Loss Carryovers	2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending May 31

Columbia High Yield Bond	$815,795,304	$552,664,309	$0	$0	$19,078,058	$0	$9,388,877	$179,604,128	$55,059,932	$0

Columbia Multi-Advisor Small Cap Value	$66,320,839	$0	$0	$0	$0	$0	$0	$20,926,946	$45,393,893	$0

Columbia U.S. Government Mortgage	$12,077,144	$0	$0	$0	$0	$0	$0	$410,120	$11,667,024	$0

RiverSource Partners Fundamental Value	$113,804,431	$0	$0	$0	$0	$0	$0	$26,053,833	$82,755,092	$4,995,506

RiverSource Short Duration U.S. Government	$93,995,687	$0	$1,261,719	$38,180,597	$22,499,962	$9,579,187	$0	$3,846,817	$18,627,405	$0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	$573,711,900	$343,927,468	$0	$0	$0	$0	$0	$36,972,874	$165,774,622	$27,036,936

RiverSource Real Estate	$45,007,629	$0	$0	$0	$0	$0	$0	$1,114,883	$43,892,746	$0

For funds with fiscal period ending July 31

Columbia Floating Rate	$69,735,278	$0	$0	$0	$0	$33,562	$3,488,601	$29,093,899	$35,393,394	$1,725,822

Columbia Income Opportunities	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Inflation Protected Securities	$17,202,378	$0	$0	$0	$0	$0	$0	$8,424,851	$8,777,527	$0

Columbia Large Core Quantitative	$2,641,007,182	$0	$0	$0	$0	$0	$420,044,596	$1,377,208,066	$628,476,902	$215,277,618

Columbia Limited Duration Credit	$9,271,761	$0	$0	$0	$0	$2,206,552	$0	$825,807	$4,896,866	$1,342,536

Columbia Money Market	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

RiverSource Disciplined Small and Mid Cap Equity	$7,615,730	$0	$0	$0	$0	$0	$0	$7,615,730	$0	$0

RiverSource Disciplined Small Cap Value	$6,228,634	$0	$0	$0	$0	$0	$0	$6,228,634	$0	$0

For funds with fiscal period ending August 31

Columbia Diversified Bond	$22,648,830	$0	$5,227,159	$3,354,885	$10,357,129	$0	$0	$3,709,657	$0	$0

Columbia Minnesota Tax-Exempt	$173,241	$0	$0	$0	$0	$0	$0	$173,241	$0	$0

RiverSource California Tax-Exempt	$2,029,072	$0	$0	$0	$0	$0	$359,905	$1,247,347	$421,820	$0

RiverSource New York Tax-Exempt	$643,568	$0	$0	$0	$0	$0	$3,664	$341,015	$298,889	$0

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	$1,201,620,786	$0	$0	$0	$0	$0	$247,351	$47,002,150	$1,154,371,285	$0

Columbia Large Growth Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Large Value Quantitative	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Mid Cap Value Opportunity	$627,066,547	$0	$0	$0	$0	$0	$34,137,314	$96,087,907	$488,027,261	$8,814,065

Columbia Strategic Allocation	$417,943,061	$0	$0	$0	$0	$0	$0	$21,514,298	$320,258,879	$76,169,884

RiverSource Balanced	$551,180,261	$368,676,980	$24,886,878	$0	$0	$0	$8,353,706	$38,698,637	$110,564,060	$0

RiverSource Strategic Income Allocation	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Seligman California Municipal High-Yield	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Seligman California Municipal Quality	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Seligman Minnesota Municipal	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Seligman National Municipal	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Seligman New York Municipal	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Statement of Additional Information – March 7, 2011

	Total	Amount Expiring in
Fund	Capital Loss Carryovers	2011	2012	2013	2014	2015	2016	2017	2018	2019
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	$1,692,023	$0	$0	$0	$0	$0	$0	$0	$1,692,023	$0

Columbia Asia Pacific ex-Japan	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Emerging Markets Bond	$5,545,654	$0	$0	$0	$0	$0	$0	$0	$5,545,654	$0

Columbia Emerging Markets Opportunity	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia European Equity	$28,018,651	$0	$5,021,215	$0	$0	$0	$0	$4,272,956	$18,724,480	$0

Columbia Frontier	$38,601,353	$0	$0	$0	0	0	0	0	14,104,490	24,496,863

Columbia Global Bond	$11,380,428	$0	$0	$0	$0	$498,771	$0	$2,328,738	$8,552,919	$0

Columbia Global Equity	$194,881,637	$0	$30,509,951	$0	$0	$0	$1,766,232	$62,625,028	$99,980,426	$0

Columbia Global Extended Alpha	$415,463	$0	$0	$0	$0	$0	$0	$0	$415,463	$0

Columbia Multi-Advisor International Value	$343,027,537	$0	$0	$0	$0	$0	$0	$0	$340,858,587	$2,168,950

Columbia Seligman Global Technology	$83,037,245	$0	$17,073,210	$0	$0	$0	$1,968,461	$37,526,708	$26,468,866	$0

RiverSource Disciplined International Equity	$390,115,334	$0	$0	$0	$0	$0	$0	$24,531,187	$262,961,946	$102,622,201

RiverSource Partners International Select Growth	$149,891,453	$0	$0	$0	$0	$0	$0	$33,693,010	$116,198,443	$0

RiverSource Partners International Small Cap	$83,153,018	$0	$0	$0	$0	$0	$0	$18,328,621	$64,824,397	$0

Threadneedle Global Equity Income	$429,635	$0	$0	$0	$0	$0	$0	$0	$429,635	$0

Threadneedle International Opportunity	$145,483,337	$0	$38,262,972	$0	$0	$0	$0	$12,069,463	$95,150,902	$0

For funds with fiscal period ending November 30

Columbia Mid Cap Growth Opportunity	$112,027,415	$26,407,071	$0	$0	$0	$0	$54,181,922	$31,438,422	$0	$0

Columbia AMT-Free Tax-Exempt Bond	$10,227,823	$0	$0	$0	$0	$0	$1,847,874	$8,379,949	$0	$0

RiverSource Intermediate Tax-Exempt	$795,140	$0	$0	$0	$177,579	$0	$361,418	$165,166	$90,977	$0

RiverSource Tax-Exempt High Income	$71,108,443	$0	$0	$0	$0	$0	$13,239,272	$57,869,171	$0	$0

For funds with fiscal period ending December 31

Columbia Government Money Market	$66	$0	$0	$66	$0	$0	$0	$0	$0	$0

Columbia Select Large-Cap Value	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Columbia Select Smaller-Cap Value	$178,764,371	$0	$0	$0	$0	$16,240,577	$119,073,494	$43,450,300	$0	$0

Columbia Seligman Communications and Information	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

RiverSource LaSalle Global Real Estate	$18,263,773	$0	$0	$0	$0	$585,168	$5,289,122	$9,443,735	$2,931,454	$14,294

RiverSource LaSalle Monthly Dividend Real Estate	$39,897,335	$0	$0	$0	$0	$0	$13,539,836	$26,357,499	$0	$0

Seligman Capital	$124,124,638	$0	$0	$0	$0	$0	$63,824,881	$60,299,757	$0	$0

Seligman Growth	$959,448,439	$0	$0	$0	$0	$0	$933,955,524	$25,492,915	$0	$0

Statement of Additional Information – March 7, 2011

Taxes

Subchapter M Compliance
Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its capital gain) without a dividends paid deduction. Also, “all of” a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

Statement of Additional Information – March 7, 2011

Exchanges, Purchases and Sales
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example
You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund’s investment category. You can find your fund’s investment category in Table 1.

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Balanced, Equity, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions
Dividends
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.

Statement of Additional Information – March 7, 2011

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 12. Corporate Deduction and Qualified Dividend Income

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
For funds with fiscal period ending January 31

Columbia Income Builder Fund	20.79%	23.21%

Columbia Income Builder Fund II	19.04	22.16

Columbia Income Builder Fund III	13.81	17.15

Columbia Portfolio Builder Aggressive	60.55	90.45

Columbia Portfolio Builder Conservative	100.00	100.00

Columbia Portfolio Builder Moderate	27.70	41.29

Columbia Portfolio Builder Moderate Aggressive	43.07	64.31

Columbia Portfolio Builder Moderate Conservative	18.56	27.43

Columbia Portfolio Builder Total Equity	91.77	100.00

RiverSource S&P 500 Index	100.00	100.00

RiverSource Small Company Index	100.00	100.00

For funds with fiscal period ending March 31

Columbia Equity Value	100.00	100.00

RiverSource Precious Metals and Mining	5.22	20.29

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	100.00	100.00

Columbia Recovery and Infrastructure	35.61	42.61

Columbia Retirement Plus 2010	45.41	50.54

Columbia Retirement Plus 2015	47.80	54.77

Columbia Retirement Plus 2020	53.80	62.70

Columbia Retirement Plus 2025	60.75	70.54

Columbia Retirement Plus 2030	61.11	70.71

Columbia Retirement Plus 2035	60.82	70.52

Columbia Retirement Plus 2040	61.81	71.38

Columbia Retirement Plus 2045	67.54	77.42

Statement of Additional Information – March 7, 2011

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
For funds with fiscal period ending May 31

Columbia High Yield Bond	0%	0%

Columbia Multi-Advisor Small Cap Value	0	0

Columbia U.S. Government Mortgage	0	0

RiverSource Partners Fundamental Value	100.00	100.00

RiverSource Short Duration U.S. Government	0	0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	91.83	100.00

RiverSource Real Estate	0.35	7.02

For funds with fiscal period ending July 31

Columbia Floating Rate	0.06	0.06

Columbia Income Opportunities	0	0

Columbia Inflation Protected Securities	0	0

Columbia Limited Duration Credit	0	0

Columbia Large Core Quantitative	100.00	100.00

Columbia Money Market	0	0

RiverSource Disciplined Small and Mid Cap Equity	100.00	100.00

RiverSource Disciplined Small Cap Value	100.00	100.00

For funds with fiscal period ending August 31

Columbia Diversified Bond	0	0

Columbia Minnesota Tax-Exempt	0	0

RiverSource California Tax-Exempt	0	0

RiverSource New York Tax-Exempt	0	0

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	100.00	100.00

Columbia Large Growth Quantitative	85.76	86.24

Columbia Large Value Quantitative	28.01	28.85

Columbia Mid Cap Value Opportunity	100.00	100.00

Columbia Strategic Allocation	65.79	81.93

RiverSource Balanced	66.79	77.86

RiverSource Strategic Income Allocation	0.01	0.06

Seligman California Municipal High-Yield	0	0

Seligman California Municipal Quality	0	0

Seligman Minnesota Municipal	0	0

Seligman National Municipal	0	0

Seligman New York Municipal	0	0

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	0	0

Statement of Additional Information – March 7, 2011

	Percent of dividends qualifying	Qualified dividend income
Fund	for corporate deduction	for individuals
Columbia Asia Pacific ex-Japan	0.07%	75.55%

Columbia Emerging Markets Bond	0	0

Columbia Emerging Markets Opportunity	4.66	100.00

Columbia European Equity	0	100.00

Columbia Frontier	0	0

Columbia Global Bond	0	0

Columbia Global Equity	90.45	100.00

Columbia Global Extended Alpha	24.76	100.00

Columbia Multi-Advisor International Value	1.87	89.22

Columbia Seligman Global Technology	0	0

RiverSource Disciplined International Equity	0.42	100.00

RiverSource Partners International Select Growth	0.67	85.47

RiverSource Partners International Small Cap	1.49	58.03

Threadneedle Global Equity Income	25.41	52.34

Threadneedle International Opportunity	0	100.00

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	0	0

Columbia Mid Cap Growth Opportunity	0	0

RiverSource Intermediate Tax-Exempt	0	0

RiverSource Tax-Exempt High Income	0	0

For funds with fiscal period ending December 31

Columbia Government Money Market	0	0

Columbia Select Large-Cap Value	100.00	100.00

Columbia Select Smaller-Cap Value	0	0

Columbia Seligman Communications and Information	0	0

RiverSource LaSalle Global Real Estate	0	28.65

RiverSource LaSalle Monthly Dividend Real Estate	0	1.38

Seligman Capital	0	0

Seligman Growth	100.00	100.00

Capital Gains Distributions
Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as

Statement of Additional Information – March 7, 2011

ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Withholding
Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

If the income from the fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Service Providers

INVESTMENT MANAGEMENT SERVICES

Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services to the funds.

For Seligman funds, Columbia Management serves as the investment manager effective Nov. 7, 2008, with the completion of the acquisition of J. & W. Seligman & Co. Incorporated by the investment manager and with shareholders having previously approved a new investment management services agreement between the funds and the investment manager.

Statement of Additional Information – March 7, 2011

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

Table 13. Investment Management Services Agreement Fee Schedule

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia 120/20 Contrarian Equity	First $0.25	0.950%	0.950%
	Next $0.25	0.930%
	Next $0.50	0.910%
	Over $1.0	0.890%

Columbia Absolute Return Currency	First $1.0	0.890%	0.890%
and Income	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%

Columbia AMT-Free Tax-Exempt Bond	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%

Columbia Asia Pacific ex-Japan	First $0.25	0.800%	Columbia Asia Pacific ex-Japan – 0.787%
Columbia European Equity	Next $0.25	0.775%	Columbia European Equity – 0.800%
RiverSource Disciplined International	Next $0.25	0.750%	RiverSource Disciplined International Equity – 0.790%
Equity	Next $0.25	0.725%	Threadneedle Global Equity Income – 0.800%
Threadneedle Global Equity Income	Next $1.0	0.700%	Threadneedle International Opportunity – 0.791%
Threadneedle International Opportunity	Next $5.5	0.675%
	Next $2.5	0.660%
	Next $5.0	0.645%
	Next $5.0	0.635%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Statement of Additional Information – March 7, 2011

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Diversified Bond	First $1.0	0.480%	Columbia Diversified Bond – 0.442%
Columbia Limited Duration Credit	Next $1.0	0.455%	Columbia Limited Duration Credit – 0.480%
	Next $1.0	0.430%
	Next $3.0	0.405%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $1.0	0.360%
	Next $5.0	0.350%
	Next $5.0	0.340%
	Next $4.0	0.330%
	Next $26.0	0.310%
	Over $50.0	0.290%

Columbia Diversified Equity Income	First $1.0	0.600%	Columbia Diversified Equity Income – 0.559%
Columbia Large Core Quantitative	Next $1.0	0.575%	Columbia Large Core Quantitative – 0.565%
Columbia Large Growth Quantitative	Next $1.0	0.550%	Columbia Large Growth Quantitative – 0.600%
	Next $3.0	0.525%
	Next $1.5	0.500%
	Next $2.5	0.485%
	Next $5.0	0.470%
	Next $5.0	0.450%
	Next $4.0	0.425%
	Next $26.0	0.400%
	Over $50.0	0.375%

Columbia Dividend Opportunity	First $0.50	0.610%	0.542%
	Next $0.50	0.585%
	Next $1.0	0.560%
	Next $1.0	0.535%
	Next $3.0	0.510%
	Next $4.0	0.480%
	Next $5.0	0.470%
	Next $5.0	0.450%
	Next $4.0	0.425%
	Next $26.0	0.400%
	Over $50.0	0.375%

Columbia Emerging Markets Bond	First $0.25	0.720%	Columbia Emerging Markets Bond – 0.720%
Columbia Global Bond	Next $0.25	0.695%	Columbia Global Bond – 0.705%
	Next $0.25	0.670%
	Next $0.25	0.645%
	Next $6.5	0.620%
	Next $2.5	0.605%
	Next $5.0	0.590%
	Next $5.0	0.580%
	Next $4.0	0.560%
	Next $26.0	0.540%
	Over $50.0	0.520%

Statement of Additional Information – March 7, 2011

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Emerging Markets	First $0.25	1.100%	1.081%
Opportunity	Next $0.25	1.080%
	Next $0.25	1.060%
	Next $0.25	1.040%
	Next $1.0	1.020%
	Next $5.5	1.000%
	Next $2.5	0.985%
	Next $5.0	0.970%
	Net $5.0	0.960%
	Next $4.0	0.935%
	Next $26.0	0.920%
	Over $50.0	0.900%

Columbia Equity Value	First $0.50	0.530%	0.521%
	Next $0.50	0.505%
	Next $1.0	0.480%
	Next $1.0	0.455%
	Next $3.0	0.430%
	Over $6.0	0.400%

Columbia Frontier	First $0.75	0.885%	0.885%
	Over $0.75	0.790%

Columbia Floating Rate	First $1.0	0.610%	0.610%
	Next $1.0	0.585%
	Next $1.0	0.560%
	Next $3.0	0.535%
	Next $1.5	0.510%
	Next $1.5	0.495%
	Next $1.0	0.470%
	Next $5.0	0.455%
	Next $5.0	0.445%
	Next $4.0	0.420%
	Next $26.0	0.405%
	Over $50.0	0.380%

Columbia Global Equity(c)	First $0.25	0.800%	0.789%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $6.0	0.620%
	Next $8.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%

Columbia Global Extended Alpha	First $0.25	1.050%	1.050%
	Next $0.25	1.030%
	Next $0.50	1.010%
	Over $1.0	0.990%

Statement of Additional Information – March 7, 2011

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Government Money Market	First $1.0	0.330%	Columbia Government Money Market – 0.330%
Columbia Money Market	Next $0.5	0.313%	Columbia Money Market – 0.306%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%

Columbia High Yield Bond	First $1.0	0.590%	0.580%
	Next $1.0	0.565%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Income Builder Fund	N/A	N/A	N/A
Columbia Income Builder Fund II

Columbia Income Builder Fund III

Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Portfolio Builder Total Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

Statement of Additional Information – March 7, 2011

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Income Opportunities(d)	First $0.25	0.590%	0.610%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%

Columbia Inflation Protected	First $1.0	0.440%	0.440%
Securities	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Columbia Large Value	First $0.5	0.690%	0.600%
Quantitative(e)	Next $0.5	0.645%
	Next $0.5	0.600%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%

Columbia Marsico Flexible Capital	First $0.5	0.890%	N/A(a)
	Next $0.5	0.840%
	Next $2.0	0.790%
	Next $3.0	0.770%
	Over $6.0	0.750%

Columbia Mid Cap Growth Opportunity	First $1.0	0.700%	Columbia Mid Cap Growth Opportunity – 0.698%
RiverSource Disciplined Small and Mid	Next $1.0	0.675%	RiverSource Disciplined Small and Mid Cap Equity – 0.700%
Cap Equity	Next $1.0	0.650%
	Next $3.0	0.625%
	Next $1.5	0.600%
	Next $2.5	0.575%
	Next $5.0	0.550%
	Next $9.0	0.525%
	Next $26.0	0.500%
	Over $50.0	0.475%

Statement of Additional Information – March 7, 2011

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Mid Cap Value Opportunity	First $1.0	0.700%	0.684%
	Next $1.0	0.675%
	Next $1.0	0.650%
	Next $3.0	0.625%
	Next $1.5	0.600%
	Next $2.5	0.575%
	Next $5.0	0.550%
	Next $9.0	0.525%
	Next $26.0	0.500%
	Over $50.0	0.475%

Columbia Minnesota Tax-Exempt(f)	First $0.5	0.400%	0.403%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%

Columbia Multi-Advisor International	First $0.25	0.900%	0.878%
Value	Next $0.25	0.875%
	Next $0.25	0.850%
	Next $0.25	0.825%
	Next $1.0	0.800%
	Over $2.0	0.775%

Columbia Multi-Advisor Small Cap	First $0.25	0.970%	0.960%
Value	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%

Columbia Recovery and Infrastructure	First $1.0	0.650%	0.650%
	Next $1.0	0.600%
	Next $4.0	0.550%
	Over $6.0	0.500%

Columbia Select Large-Cap Value	First $0.5	0.755%	0.755%
	Next $0.5	0.660%
	Over $1.0	0.565%

Columbia Select Smaller-Cap Value	First $0.5	0.935%	0.935%
	Next $0.5	0.840%
	Over $1.0	0.745%

Columbia Seligman Communications	First $3.0	0.855%	0.847%
and Information	Next $3.0	0.825%
	Over $6.0	0.725%

Columbia Seligman Global Technology(b)	First $3.0	0.855%	0.950%
	Next $3.0	0.825%
	Over $6.0	0.725%

Statement of Additional Information – March 7, 2011

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Columbia Strategic Allocation	First $1.0	0.570%	0.569%
	Next $1.0	0.545%
	Next $1.0	0.520%
	Next $3.0	0.495%
	Next $1.5	0.470%
	Next $2.5	0.450%
	Next $5.0	0.430%
	Next $9.0	0.410%
	Over $24.0	0.390%

Columbia U.S. Government Mortgage	First $1.0	0.480%	0.480%
	Next $1.0	0.455%
	Next $1.0	0.430%
	Next $3.0	0.405%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $1.0	0.360%
	Next $5.0	0.350%
	Next $5.0	0.340%
	Next $4.0	0.330%
	Next $26.0	0.310%
	Over $50.0	0.290%

RiverSource Balanced	First $1.0	0.530%	0.530%
	Next $1.0	0.505%
	Next $1.0	0.480%
	Next $3.0	0.455%
	Next $1.5	0.430%
	Next $2.5	0.410%
	Next $5.0	0.390%
	Next $9.0	0.370%
	Over $24.0	0.350%

RiverSource California Tax-Exempt	First $0.25	0.410%	0.410%
RiverSource New York Tax-Exempt	Next $0.25	0.385%
	Next $0.25	0.360%
	Next $0.25	0.345%
	Next $6.5	0.320%
	Next $2.5	0.310%
	Next $5.0	0.300%
	Next $9.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

RiverSource Disciplined Small Cap	First $0.25	0.850%	0.850%
Value	Next $0.25	0.825%
	Next $0.25	0.800%
	Next $0.25	0.775%
	Next $1.0	0.750%
	Over $2.0	0.725%

Statement of Additional Information – March 7, 2011

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
RiverSource Intermediate Tax-Exempt	First $1.0	0.390%	0.390%
	Next $1.0	0.365%
	Next $1.0	0.340%
	Next $3.0	0.315%
	Next $1.5	0.290%
	Next $2.5	0.280%
	Next $5.0	0.270%
	Next $35.0	0.260%
	Over $50.0	0.250%

RiverSource LaSalle Global Real Estate	All	0.915%	0.915%

RiverSource LaSalle Monthly Dividend Real Estate	All	0.855%	0.855%

RiverSource Partners Fundamental	First $0.50	0.730%	0.728%
Value	Next $0.50	0.705%
	Next $1.0	0.680%
	Next $1.0	0.655%
	Next $3.0	0.630%
	Over $6.0	0.600%

RiverSource Partners International	First $0.25	1.000%	0.991%
Select Growth	Next $0.25	0.975%
	Next $0.25	0.950%
	Next $0.25	0.925%
	Next $1.0	0.900%
	Over $2.0	0.875%

RiverSource Partners International	First $0.25	1.120%	1.120%
Small Cap	Next $0.25	1.095%
	Next $0.25	1.070%
	Next $0.25	1.045%
	Next $1.0	1.020%
	Over $2.0	0.995%

RiverSource Precious Metals and	First $0.25	0.800%	0.800%
Mining	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $1.0	0.700%
	Over $2.0	0.675%

RiverSource Real Estate	First $1.0	0.840%	0.840%
	Next $1.0	0.815%
	Next $1.0	0.790%
	Next $3.0	0.765%
	Next $6.0	0.740%
	Next $12.0	0.730%
	Over $24.0	0.720%

Statement of Additional Information – March 7, 2011

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
RiverSource S&P 500 Index	First $1.0	0.220%	0.220%
	Next $1.0	0.210%
	Next $1.0	0.200%
	Next $4.5	0.190%
	Next $2.5	0.180%
	Next $5.0	0.170%
	Next $9.0	0.160%
	Next $26.0	0.140%
	Over $50.0	0.120%

RiverSource Short Duration	First $1.0	0.480%	0.480%
U.S. Government	Next $1.0	0.455%
	Next $1.0	0.430%
	Next $3.0	0.405%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $1.0	0.340%
	Next $5.0	0.325%
	Next $5.0	0.315%
	Next $4.0	0.290%
	Next $26.0	0.275%
	Over $50.0	0.250%

RiverSource Small Company Index	First $0.25	0.360%	0.357%
	Next $0.25	0.350%
	Next $0.25	0.340%
	Next $0.25	0.330%
	Next $6.5	0.320%
	Next $7.5	0.300%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%

RiverSource Strategic Income	First $0.25	0.550%	0.542%
Allocation	Next $0.25	0.525%
	Next $0.25	0.500%
	Over $0.75	0.475%

RiverSource Tax-Exempt High Income	First $1.0	0.470%	0.454%
	Next $1.0	0.445%
	Next $1.0	0.420%
	Next $3.0	0.395%
	Next $1.5	0.370%
	Next $2.5	0.360%
	Next $5.0	0.350%
	Next $9.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%

Statement of Additional Information – March 7, 2011

			Daily rate on
	Assets	Annual rate at	last day of most
Fund	(billions)	each asset level	recent fiscal period
Seligman California Municipal	First $0.25	0.410%	0.410%
High-Yield	Next $0.25	0.385%
Seligman California Municipal Quality	Next $0.25	0.360%
Seligman Minnesota Municipal	Next $0.25	0.345%
Seligman New York Municipal	Next $6.5	0.320%
	Next $2.5	0.310%
	Next $5.0	0.300%
	Next $9.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%

Seligman Capital	First $1.0	0.805%	0.805%
	Next $1.0	0.765%
	Over $2.0	0.715%

Seligman Growth	First $1.0	0.655%	0.639%
	Next $1.0	0.615%
	Over $2.0	0.565%

Seligman National Municipal	First $1.0	0.410%	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%

(a)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

(b)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.950% to 0.870% as assets increased.

(c)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.800% to 0.570% as assets increased.

(d)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.610% to 0.380% as assets increased.

(e)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.600% to 0.375% as assets increased.

(f)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.410% to 0.250% as assets increased.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For certain Equity and Balanced Funds noted in Table 14, before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 14. PIA Indexes

		Fee Increase or
Fund	PIA Index	(Decrease)

Fiscal year ending March 31

Columbia Equity Value	Lipper Large-Cap Value Funds Index	$(84,713)

RiverSource Precious Metals and Mining	Lipper Precious Metals Funds Index	5,214

Fiscal year ending April 30

Columbia 120/20 Contrarian Equity	Russell 3000 Index	(16,065)

Statement of Additional Information – March 7, 2011

		Fee Increase or
Fund	PIA Index	(Decrease)

Columbia Recovery and Infrastructure	S&P 500 Index	N/A (a)

Fiscal year ending May 31

Columbia Multi-Advisor Small Cap Value	Lipper Small-Cap Value Funds Index	$353,598

RiverSource Partners Fundamental Value	Lipper Large-Cap Core Funds Index	135,795

Fiscal year ending June 30

Columbia Dividend Opportunity	Lipper Equity Income Funds Index	902,715

RiverSource Real Estate	Lipper Real Estate Funds Index	52,237

Fiscal year ending July 31

Columbia Large Core Quantitative	Lipper Large-Cap Core Funds Index	(789,031)

RiverSource Disciplined Small and Mid Cap Equity	Lipper Mid-Cap Core Funds Index	(126,252)

RiverSource Disciplined Small Cap Value	Lipper Small-Cap Value Funds Index	(56,412)

Fiscal year ending September 30

Columbia Diversified Equity Income	Lipper Equity Income Funds Index	1,808,565

Columbia Large Growth Quantitative	Lipper Large-Cap Growth Funds Index	88,566

Columbia Large Value Quantitative	Lipper Large-Cap Value Funds Index	102,873

Columbia Mid Cap Value Opportunity	Lipper Mid-Cap Value Funds Index	(606,320)

Columbia Strategic Allocation	Lipper Flexible Portfolio Funds Index	(920,753)

RiverSource Balanced	Lipper Balanced Funds Index	8,367

Fiscal year ending October 31

Columbia Asia Pacific ex-Japan	MSCI All Country Asia Pacific Ex-Japan Index	(69,322)

Columbia Emerging Markets Opportunity	Lipper Emerging Markets Funds Index	(66,600)

Columbia European Equity	Lipper European Funds Index	(15,810)

Columbia Global Equity	Lipper Global Funds Index	(177,692)

Columbia Global Extended Alpha	MSCI All Country World Index	5,960

Columbia Multi-Advisor International Value	Lipper International Multi-Cap Value Funds Index	(593,194)

RiverSource Disciplined International Equity	Lipper International Large-Cap Core Funds Index	(319,765)

RiverSource Partners International Select Growth	Lipper International Multi-Cap Growth Funds Index	(223,017)

RiverSource Partners International Small Cap	Lipper International Small-Cap Funds Index	(33,567)

Threadneedle Global Equity Income	MSCI All Country World Index	(9,164)

Threadneedle International Opportunity	Lipper International Large-Cap Core Funds Index	(61,165)

Fiscal year ending November 30

Columbia Mid Cap Growth Opportunity	Lipper Mid-Cap Growth Funds Index	(31,091)

(a)	The first performance incentive adjustment will be made on March 1, 2011. See section titled “Transaction Period” below.

For all funds noted in Table 14 EXCEPT Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund’s category in Table 1.

Statement of Additional Information – March 7, 2011

Table 15A. Performance Incentive Adjustment Calculation

Equity Funds		Balanced Funds
Performance		Performance
Difference	Adjustment Rate	Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 0.50%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	2.00% – 3.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 8 basis points if a 3% performance difference)

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	3.00% or more	8 basis points

6.00% or more	12 basis points	N/A

For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period
The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

Change in Index
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

Statement of Additional Information – March 7, 2011

For Columbia 120/20 Contrarian Equity, Columbia Recovery and Infrastructure, and Columbia Global Extended Alpha:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Table 15B. Performance Incentive Adjustment Calculation

Columbia 120/20 Contrarian Equity
Columbia Recovery and Infrastructure		Columbia Global Extended Alpha
Performance		Performance
Difference	Adjustment Rate	Difference	Adjustment Rate
0.00% – 0.50%	0	0.00% – 1.00%	0

0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)	1.00% – 6.00%	10 basis points times the performance difference over 1.00%, times 100 (maximum 50 basis points if a 6% performance difference)

1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)	6.00% or more	50 basis points

2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)	N/A

4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)	N/A

6.00% or more	12 basis points	N/A

For example, if the performance difference for Columbia 120/20 Contrarian Equity is 2.38%, the adjustment rate is 0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This adjustment rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund’s Class A performance exceeds that of the PIA Index for the applicable rolling 36-month period or Transition Period, the fee paid to the investment manager will increase by the adjustment rate. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

Transition Period
The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

Change in Index
If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including:

Statement of Additional Information – March 7, 2011

(1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change the PIA Index, a fund’s performance will be compared to a 36-month blended index return that reflects the performance of the current index for the portion of the 36-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

In September 2010 the Board approved, an amended investment management services agreement (“IMSA”) that would eliminate the PIA. Effective October 1, 2010 for Columbia 120/20 Contrarian Equity Fund, Columbia Asia Pacific ex-Japan Fund, Columbia Mid Cap Growth Opportunity Fund and Columbia Multi-Advisor International Value Fund, the investment manager has agreed that for a transitional period of 6 months, except the transitional period for Columbia 120/20 Contrarian Equity Fund will be 18 months, each fund will compensate the investment manager at the lower of: (i) the fee calculated under the proposed IMSA (i.e., without the PIA), or (ii) the fee calculated under the current IMSA (including any applicable negative PIA).

The IMSA proposal was approved by fund shareholders at a shareholder meeting held Feb. 15, 2011. More information about the IMSA proposal is available in proxy materials distributed to shareholders in early 2011. The IMSA proposal is expected to be effective in the second quarter of 2011.

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 16. Management Fees and Nonadvisory Expenses

	Management Fees			Nonadvisory expenses
Fund	2010	2009	2008	2010	2009	2008
For funds with fiscal period ending January 31

Columbia Income Builder Fund	N/A	N/A	N/A	$101,055	$139,640	$103,636	(a)

Columbia Income Builder Fund II	N/A	N/A	N/A	109,874	175,842	129,062	(a)

Columbia Income Builder Fund III	N/A	N/A	N/A	112,467	118,255	134,546	(a)

Columbia Portfolio Builder Aggressive	N/A	N/A	N/A	107,162	199,501	168,942

Columbia Portfolio Builder Conservative	N/A	N/A	N/A	151,416	146,492	96,147

Columbia Portfolio Builder Moderate	N/A	N/A	N/A	272,479	278,861	247,980

Columbia Portfolio Builder Moderate Aggressive	N/A	N/A	N/A	290,338	299,503	247,472

Columbia Portfolio Builder Moderate Conservative	N/A	N/A	N/A	164,289	170,774	117,533

Columbia Portfolio Builder Total Equity	N/A	N/A	N/A	28,299	149,589	173,675

RiverSource S&P 500 Index	$255,644	$371,178	$579,548	(29,594)	(194,370)	(254,777)

RiverSource Small Company Index	1,306,919	1,990,095	3,292,392	(1,051,278)	(1,171,627)	(1,007,306)

For funds with fiscal period ending March 31

Columbia Equity Value	3,406,527	4,340,117	6,797,853	309,679	343,552	413,170

RiverSource Precious Metals and Mining	1,112,166	824,176	956,280	144,675	242,615	175,405

Statement of Additional Information – March 7, 2011

	Management Fees					Nonadvisory expenses
Fund	2010	2009		2008		2010	2009	2008
For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	$360,835	$368,969		$159,311	(b)	$31,738	$34,475	$21,297 (b)

Columbia Recovery and Infrastructure	2,163,593	45,652	(c)	N/A		232,888	18,717 (c)	N/A

Columbia Retirement Plus 2010	N/A	N/A		N/A		(2,671)	(4,254)	41

Columbia Retirement Plus 2015	N/A	N/A		N/A		(7,079)	(7,894)	310

Columbia Retirement Plus 2020	N/A	N/A		N/A		(7,779)	(9,956)	745

Columbia Retirement Plus 2025	N/A	N/A		N/A		(11,346)	(12,026)	332

Columbia Retirement Plus 2030	N/A	N/A		N/A		(9,157)	(9,748)	431

Columbia Retirement Plus 2035	N/A	N/A		N/A		(8,136)	(7,948)	487

Columbia Retirement Plus 2040	N/A	N/A		N/A		(7,439)	(6,946)	(796)

Columbia Retirement Plus 2045	N/A	N/A		N/A		(7,533)	(6,418)	(2,131)

For funds with fiscal period ending May 31

Columbia High Yield Bond	9,691,900	6,353,707		9,610,610		(400,525)	(748,008)	665,785

Columbia Multi-Advisor Small Cap Value	3,968,159	3,098,591		6,511,571		(684,318)	(963,886)	(972,781)

Columbia U.S. Government Mortgage	1,247,010	1,731,277		1,958,404		(256,078)	(327,855)	(389,262)

RiverSource Partners Fundamental Value	4,305,601	4,416,792		7,668,633		(775,463)	(939,055)	(213,716)

RiverSource Short Duration U.S. Government	3,287,540	3,665,529		3,816,196		(877,297)	(610,585)	(771,512)

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	8,065,963	6,381,215		12,015,660		(91,086)	(502,682)	626,341

RiverSource Real Estate	1,498,361	1,227,857		1,667,040		(83,163)	(18,514)	138,649

For funds with fiscal period ending July 31

Columbia Floating Rate	2,466,113	2,210,544		3,509,190		226,409	(61,933)	293,676

Columbia Income Opportunities	4,451,807	1,913,521		1,767,885		313,169	291,601	196,944

Columbia Inflation Protected Securities	2,886,405	3,322,371		2,554,103		(354,181)	(115,062)	(238,396)

Columbia Large Core Quantitative	21,017,705	9,909,438		17,556,244		(4,112,307)	268,796	726,080

Columbia Limited Duration Credit	2,186,361	844,435		792,200		(272,368)	(68,816)	(78,320)

Columbia Money Market	8,951,478	12,658,313		15,026,220		(13,410,378)	(1,868,463)	1,290,897

RiverSource Disciplined Small and Mid Cap Equity	851,036	853,191		365,578		162,170	143,015	125,645

RiverSource Disciplined Small Cap Value	375,114	363,926		286,759		55,844	47,195	33,868

For funds with fiscal period ending August 31

Columbia Diversified Bond	19,593,287	15,648,683		14,772,880		(1,381,496)	(2,314,025)	(461,298)

Columbia Marsico Flexible Capital(g)	N/A	N/A		N/A		N/A	N/A	N/A

Columbia Minnesota Tax-Exempt	1,360,384	1,230,393		1,246,083		44,953	196,213	506,328

RiverSource California Tax-Exempt	645,263	663,711		715,946		31,789	73,054	44,499

RiverSource New York Tax-Exempt	224,128	220,172		242,807		(994)	9,792	75,790

Statement of Additional Information – March 7, 2011

	Management Fees					Nonadvisory expenses
	2010	2009		2008		2010	2009	2008
For funds with fiscal period ending September 30

Columbia Diversified Equity Income	$27,123,619	$17,053,076		$44,177,652		$942,822	$1,037,819	$1,905,627

Columbia Large Growth Quantitative	4,488,490	2,033,555		905,956		239,308	214,462	195,661

Columbia Large Value Quantitative	1,711,964	661,677		6,618	(d)	175,996	168,055	2,877	(d)

Columbia Mid Cap Value Opportunity	14,465,693	9,896,881		18,813,340		480,913	776,726	992,201

Columbia Strategic Allocation	5,680,661	6,604,411		10,108,947		541,596	585,299	1,047,907

RiverSource Balanced	3,318,704	2,483,462		3,977,541		304,130	346,693	437,940

RiverSource Strategic Income Allocation	1,810,439	1,081,850		904,660		269,484	246,334	294,099

Seligman California Municipal High-Yield	142,520	164,150		173,288		4,712	32,933	53,665

Seligman California Municipal Quality	164,593	192,624		196,281		5,518	60,833	90,615

Seligman Minnesota Municipal	277,610	324,501		351,237		2,894	68,180	99,131

Seligman National Municipal	2,692,664	1,147,080		304,747		24,719	62,006	106,685

Seligman New York Municipal	341,577	352,211		332,574		16,001	75,556	88,770

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	1,811,957	4,698,565		4,188,137		198,087	205,127	313,877

Columbia Asia Pacific ex-Japan	1,639,719	78,072	(e)	N/A		432,652	21,500 (e)	N/A

Columbia Emerging Markets Bond	1,777,437	1,320,292		1,182,004		274,761	82,201	172,124

Columbia Emerging Markets Opportunity	6,678,651	3,791,476		7,352,591		1,214,163	524,327	1,138,897

Columbia European Equity	552,061	600,499		980,629		5,098	(31,736)	223,792

Columbia Frontier	884,356	321,582		579,499		(85,171)	(20,898)	200,110

Columbia Global Bond	3,543,599	3,551,274		5,074,934		27,675	(33,836)	165,694

Columbia Global Equity	3,435,736	2,918,784		5,825,153		372,343	350,276	554,139

Columbia Global Extended Alpha	96,692	64,424		16,485	(f)	5,453	4,234	1,122	(f)

Columbia Multi-Advisor International Value	5,751,275	5,749,639		13,239,202		566,858	511,602	1,054,830

Columbia Seligman Global Technology	4,825,096	2,551,543		3,571,473		218,202	386,252	680,094

RiverSource Disciplined International Equity	3,607,751	2,174,525		5,209,129		495,117	252,387	512,793

RiverSource Partners International Select Growth	3,647,785	3,240,723		5,965,413		(499,992)	(660,493)	334,550

RiverSource Partners International Small Cap	1,149,239	496,177		1,057,146		(190,000)	(45,193)	63,912

Threadneedle Global Equity Income	235,459	177,834		15,723	(f)	42,445	25,200	2,989	(f)

Threadneedle International Opportunity	3,025,818	3,074,518		4,661,800		334,330	283,182	486,074

Statement of Additional Information – March 7, 2011

	Management Fees			Nonadvisory expenses
	2010	2009	2008	2010	2009	2008
For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	$2,716,984	$2,699,258	$2,764,541	$108,977	$48,345	$506,736

Columbia Mid Cap Growth Opportunity	6,667,459	4,488,355	4,726,590	305,174	281,069	437,496

RiverSource Intermediate Tax-Exempt	375,256	339,947	291,762	8,060	8,313	2,588

RiverSource Tax-Exempt High Income	10,262,645	10,226,940	11,447,732	(1,135,129)	(1,338,742)	2,984,232

For funds with fiscal period ending December 31

Columbia Government Money Market	462,678	518,174	893,335	(651,865)	(1,105,030)	6,551

Columbia Select Large-Cap Value	2,692,204	1,486,938	1,732,331	355,259	292,721	282,371

Columbia Select Smaller-Cap Value	3,887,422	1,687,329	2,048,229	(1,052,710)	(186,016)	295,691

Columbia Seligman Communications and Information	31,300,872	25,152,110	28,854,808	1,980,670	1,991,333	2,540,656

RiverSource LaSalle Global Real Estate	129,289	114,310	243,213	15,591	(8,058)	221,303

RiverSource LaSalle Monthly Dividend Real Estate	248,730	208,539	460,038	22,235	(107,139)	177,277

Seligman Capital	1,896,811	1,731,065	2,912,130	299,997	370,916	386,885

Seligman Growth	10,292,584	4,254,428	2,534,267	43,368	85,442	387,623

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(c)	For the fiscal period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.
(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(e)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.
(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

(g)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

Manager of Managers Exemption
The funds have received an order from the SEC that permits Columbia Management, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For all Seligman funds and for Columbia Seligman Communications and Information, RiverSource California Tax-Exempt, RiverSource Intermediate Tax-Exempt, RiverSource New York Tax-Exempt, RiverSource Short Duration U.S. Government, and RiverSource Tax-Exempt High Income funds: if the fund were to seek to rely on the order, holders of a majority of the fund’s outstanding voting securities would need to approve operating the fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.

Subadvisory Agreements
The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 17.

Statement of Additional Information – March 7, 2011

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 17. Subadvisers and Subadvisory Agreement Fee Schedules

Parent
Fund	Subadviser	Company	Fee Schedule

For funds with fiscal period ending May 31

Columbia Multi-Advisor Small Cap Value	Barrow, Hanley, Mewhinney & Strauss (BHMS)(a) (effective March 12, 2004)	A	1.00% on the first $10 million, reducing to 0.30% as assets increase

	Donald Smith & Co., Inc.	N/A	0.60% on the first $175 million,
	(Donald Smith)(a)		reducing to 0.55% as assets
	(effective March 12, 2004)		increase

	Metropolitan West Capital Management, LLC (MetWest Capital) (effective April 24, 2006)	B	0.50% on all assets

	Turner Investment Partners, Inc. (Turner) (effective Feb. 19, 2010)	N/A	0.50% on the first $50 million, reducing to 0.35% as assets increase.(a)

RiverSource Partners Fundamental Value	Davis Selected Advisers, LP (Davis)(a), (b) (effective June 18, 2001)	N/A	0.45% on the first $100 million, reducing to 0.25% as assets increase

For funds with fiscal period ending August 31

Columbia Marsico Flexible Capital Fund	Marsico Capital Management, LLC (Marsico Capital) (effective Sept. 22, 2010)	C	0.45% on all assets

For funds with fiscal period ending October 31

Columbia Asia Pacific ex-Japan	Threadneedle International Limited(b) (Threadneedle) (effective July 15, 2009)	D	0.50% on the first $250 million, reducing to 0.40% as assets increase, and subject to a performance incentive adjustment(c)

Columbia Emerging Markets Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.45% of the first $150 million, reducing to 0.30% as assets increase, and subject to a performance incentive adjustment(c)

Columbia European Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(c)

Columbia Global Equity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(b)

Statement of Additional Information – March 7, 2011

Parent
Fund	Subadviser	Company	Fee Schedule

Columbia Global Extended Alpha	Threadneedle(b) (effective Aug. 1, 2008)	D	0.70% of the first $250 million, reducing to 0.60% as assets increase, and subject to a performance incentive adjustment(c)

Columbia Multi-Advisor International Value	AllianceBernstein L.P. (AllianceBernstein) (effective Sept. 17, 2001)	N/A	0.65% on the first $75 million, reducing to 0.30% as assets increase

	Mondrian Investment Partners Limited (Mondrian) (effective August 18, 2008)	N/A	0.70% on all assets

	Tradewinds Global Investors, LLC (Tradewinds) (effective August 18, 2008)	N/A	0.50% on the first $250 million, reducing to 0.40 as assets increase

RiverSource Partners International Select Growth	Columbia Wanger Asset Management LLC (Columbia WAM)(a),(d) (effective Sept. 5, 2001)	E	0.70% on the first $150 million, reducing to 0.50% as assets increase

RiverSource Partners International Small Cap	Columbia WAM(a),(d) (effective Aug. 10, 2009)	E	0.70% on the first $150 million, reducing to 0.50% as assets increase

Threadneedle Global Equity Income	Threadneedle(b) (effective Aug. 1, 2008)	D	0.45% of the first $250 million, reducing to 0.35% as assets increase, and subject to a performance incentive adjustment(c)

Threadneedle International Opportunity	Threadneedle(b) (effective July 9, 2004)	D	0.35% of the first $150 million, reducing to 0.20% as assets increase, and subject to a performance incentive adjustment(c)

For funds with fiscal period ended December 31

RiverSource LaSalle Global Real Estate	LaSalle Investment Management (Securities), L.P. (LaSalle Securities U.S.) (since inception)	F	0.30% on the first $37 million, 0.65% on the next $43 million, and 0.49% thereafter.

RiverSource LaSalle Monthly Dividend Real Estate	LaSalle Securities U.S. (since inception)	F	0.30% on the first $58 million, 0.65% on the next $42 million, and 0.45% thereafter.

(a)	The fee is calculated based on the combined net assets subject to the subadviser’s investment management.

(b)	Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the publicly issued securities of the investment manager’s parent company, Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect, wholly-owned subsidiary of Ameriprise Financial.

(c)	The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the PIA Index described in Table 14. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle’s fee, whether positive or negative, shall be equal to the following amount of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement: 50% for Threadneedle Emerging Markets, Threadneedle European Equity, Threadneedle Global Equity and Threadneedle International Opportunity; 100% for Threadneedle Global Equity Income and Threadneedle Global Extended Alpha. The performance incentive adjustment was effective Dec. 1, 2004.

(d)	On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC, including Columbia WAM, from Bank of America (the “Columbia Transaction”). As a result of the Columbia Transaction, Columbia WAM is an indirect, wholly-owned subsidiary of Ameriprise Financial.

A –	BHMS is an independent-operating subsidiary of Old Mutual Asset Management.

B –	Metropolitan West Capital Management, LLC (MetWest Capital) is a subsidiary of Wells Fargo & Company and operates within the Evergreen Investments unit of its asset management division.

C –	Marsico Capital is an indirect subsidiary of Marsico Management Equity, LLC, a Delaware Limited Liability Company.

D –	Threadneedle is an indirect wholly-owned subsidiary of Ameriprise Financial.

E –	Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.

F –	LaSalle Investment Management (Securities), L.P. is an affiliate of Jones Lang LaSalle Incorporated.

Statement of Additional Information – March 7, 2011

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 18. Subadvisory Fees

		Subadvisory Fees Paid
Fund	Subadviser	2010		2009		2008

For funds with fiscal period ending May 31

Columbia Multi-Advisor Small Cap Value	BHMS	$491,375		$437,027		$865,372

	Donald Smith	587,548		497,789		984,692

	MetWest Capital	491,635		466,432		955,503

	Turner	89,142		N/A	(a)	N/A

	Former subadviser: Franklin Portfolio Associates (from March 2004 to June 6, 2008)	N/A		22,583	(b)	964,510

	Former subadviser: Federated MDTA, LLC (from June 6, 2008 to Feb. 19, 2010)	325,109	(c)	443,715		N/A	(a)

RiverSource Partners Fundamental Value	Davis	1,688,264		2,020,698		3,220,929

For funds with fiscal period ending August 31

Columbia Marsico Flexible Capital(k)	Marsico Capital	N/A		N/A		N/A

For funds with fiscal period ending October 31

Columbia Asia Pacific ex-Japan	Threadneedle	995,409		42,462	(d)	N/A

Columbia Emerging Markets Opportunity	Threadneedle	2,539,990		1,469,749		2,801,637

Columbia European Equity	Threadneedle	247,803		260,772		443,279

Columbia Global Equity	Threadneedle	1,364,749		1,168,151		2,269,177

Columbia Global Extended Alpha	Threadneedle	69,698		43,117		11,750	(e)

Columbia Multi-Advisor International Value	AllianceBernstein	1,719,844		2,170,338		6,268,208

	Mondrian	751,416		714,196		77,048	(f)

	Tradewinds	974,854		1,116,798		129,124	(f)

RiverSource Partners International Select Growth	Columbia WAM	1,628,321		956,567		1,557,963

	Former subadviser: Principal Global Investors, LLC (from April 24, 2006 to May 6, 2010)	706,892	(g)	866,239		1,849,485

RiverSource Partners International Small Cap	Columbia WAM	507,839		41,203	(h)	N/A

	Former subadviser: Batterymarch Financial Management, Inc. (from April 24, 2006 to April 30, 2010)	179,169	(i)	188,913		386,194

	Former subadviser: AIG Global Investment Corp. (from April 24, 2006 to Aug. 7, 2009)	N/A		127,498	(j)	355,245

Threadneedle Global Equity Income	Threadneedle	132,036		104,654		9,057	(e)

Threadneedle International Opportunity	Threadneedle	1,244,364		1,254,178		1,907,215

Statement of Additional Information – March 7, 2011

		Subadvisory Fees Paid
Fund	Subadviser	2009	2008	2007

For funds with fiscal period ended December 31

RiverSource LaSalle Global Real Estate	LaSalle Securities U.S.	42,384	$36,482	$121,606

RiverSource LaSalle Monthly Dividend Real Estate	LaSalle Securities U.S.	87,307	71,093	230,019

(a)	The subadviser did not begin managing the fund until after the fund’s fiscal year end.

(b)	For the fiscal period from June 1, 2008 to June 6, 2008.

(c)	For the fiscal period from June 1, 2009 to Feb. 19, 2010.

(d)	For the fiscal period from July 15, 2009 to Oct. 31, 2009.

(e)	For the fiscal period from Aug. 1, 2008 to Oct. 31, 2008.

(f)	For the fiscal period from Aug. 18, 2008 to Oct. 31, 2008.

(g)	For the fiscal period from Nov. 1, 2009 to May 6, 2010.

(h)	For the fiscal period from Aug. 10, 2009 to Oct. 31, 2009.

(i)	For the fiscal period from Nov. 1, 2009 to April 30, 2010.

(j)	For the fiscal period from Nov. 1, 2008 to Aug. 7, 2009.

(k)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

Statement of Additional Information – March 7, 2011

Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 19. Portfolio Managers

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending January 31

Columbia Income Builder Fund	Colin Lundgren	16 RICs 16 other accounts	$1.34 billion $271.73 million	None	None	(15)	(18)

	Gene R. Tannuzzo(i)	1 RIC 2 other accounts	$341.48 million $0.08 million	None	None

Columbia Income Builder Fund II	Colin Lundgren	16 RICs 16 other accounts	$1.18 billion $271.73 million	None	$100,001 – $500,000	(15)	(18)

	Gene R. Tannuzzo(i)	1 RIC 2 other accounts	$341.48 million $0.08 million	None	None

Columbia Income Builder Fund III	Colin Lundgren	16 RICs 16 other accounts	$1.38 billion $271.73 million	None	None	(15)	(18)

	Gene R. Tannuzzo(i)	1 RIC 2 other accounts	$341.48 million $0.08 million	None	None

Columbia Portfolio Builder Aggressive	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$50,001 – $100,000	(1)	(19)

	Colin Moore(j)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None	(3)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None	(1)	(20)

	Anwiti Bahuguna(j)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(20)

	Kent Peterson(j)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(j)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Conservative	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$50,001 – $100,000	(1)	(19)

	Colin Moore(j)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None	(3)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None	(1)	(20)

	Anwiti Bahuguna(j)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(20)

	Kent Peterson(j)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(j)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Statement of Additional Information – March 7, 2011

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Portfolio Builder Moderate	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$50,001 – $100,000	(1)	(19)

	Colin Moore(j)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None	(3)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None	(1)	(20)

	Anwiti Bahuguna(j)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(20)

	Kent Peterson(j)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(j)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Moderate Aggressive	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$50,001 – $100,000	(1)	(19)

	Colin Moore(j)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None	(3)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None	(1)	(20)

	Anwiti Bahuguna(j)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(20)

	Kent Peterson(j)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(j)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Moderate Conservative	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.56 billion $1.36 million	None	$10,001 – $50,000	(1)	(19)

	Colin Moore(j)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None	(3)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.56 billion $1.01 million	None	None	(1)	(20)

	Anwiti Bahuguna(j)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(20)

	Kent Peterson(j)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(j)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Columbia Portfolio Builder Total Equity	Kent M. Bergene(b)	5 RICs 7 other accounts	$3.30 billion $1.36 million	None	$50,001 – $100,000	(1)	(19)

	Colin Moore(j)	19 RICs 26 PIVs 21 other accounts	$3.62 billion $2.4 billion $299.0 million	None	None	(3)	(19)

	David M. Joy	5 RICs 6 other accounts	$3.30 billion $1.01 million	None	None	(1)	(20)

	Anwiti Bahuguna(j)	17 RICs 26 PIVs 22 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None	(3)	(20)

	Kent Peterson(j)	17 RICs 26 PIVs 21 other accounts	$2.1 billion $2.4 billion $296.0 million	None	None

	Marie M. Schofield(j)	17 RICs 26 PIVs 16 other accounts	$2.1 million $2.4 million $296.0 million	None	None

Statement of Additional Information – March 7, 2011

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

RiverSource S&P 500 Index	Alfred F. Alley III(j)	4 RICs 3 PIVs 19 other accounts	$6.5 billion $175.0 million $4.0 billion	None	None	(3)	(31)

RiverSource Small Company Index	Alfred F. Alley III(j)	4 RICs 3 PIVs 19 other accounts	$6.5 billion $175.0 million $4.0 billion	None	None	(3)	(31)

For funds with fiscal period ending March 31

Columbia Equity Value	Steve Schroll	12 RICs 2 PIVs 18 other accounts(c)	$14.61 billion $69.61 million $538.36 million	8 RICs ($14.05 B)	$50,001 – $100,000	(2)	(18)

	Laton Spahr	12 RICs 2 PIVs 17 other accounts(c)	$14.61 billion $69.61 million $538.66 million	8 RICs ($14.05 B)	$100,001 – $500,000

	Paul Stocking	12 RICs 2 PIVs 21 other accounts(c)	$14.61 billion $69.61 million $543.80 million	8 RICs ($14.05 B)	$50,001 – $100,000

RiverSource Precious Metals and Mining	Michael E. Hoover(j)	1 RIC 3 PIVs 3 other accounts	$689.7 million $689.7 million $0.74 million	None	None	(3)	(31)

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	Steve Schroll	12 RICs 2 PIVs 18 other accounts(c)	$14.76 billion $70.44 million $539.06 million	8 RICs ($14.2 B)	$10,001- $50,000	(2)	(18)

	Laton Spahr	12 RICs 2 PIVs 17 other accounts(c)	$14.76 billion $70.44 million $539.57 million	8 RICs ($14.2 B)	$500,001- $1,000,000

	Paul Stocking	12 RICs 2 PIVs 21 other accounts(c)	$14.76 billion $70.44 million $544.59 million	8 RICs ($14.2 B)	$100,001- $500,000

Columbia Recovery and Infrastructure	Warren Spitz	None	None	None	Over $1,000,000	(2)	(18)

Columbia Retirement Plus 2010	Kent M. Bergene(b),(k)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	Colin Moore(k)	19 RICs	$3.56 billion	None	None	(3)	(19)
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	David M. Joy(k)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None	(1)	(20)

	Anwiti Bahuguna(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Kent Peterson(k)	17 RICs	$2.1 billion	None	None	(3)	(20)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Columbia Retirement Plus 2015	Kent M. Bergene(b),(k)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	Colin Moore(k)	19 RICs	$3.56 billion	None	None	(3)	(19)
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	David M. Joy(k)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	$1- $10,000	(1)	(20)

	Anwiti Bahuguna(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Kent Peterson(k)	17 RICs	$2.1 billion	None	None	(3)	(20)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Statement of Additional Information – March 7, 2011

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Retirement Plus 2020	Kent M. Bergene(b),(k)	8 other accounts	$1.50 million	None	None	(1)	(19)

	Colin Moore(k)	19 RICs	$3.56 billion	None	None	(3)	(19)
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	David M. Joy(k)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None	(1)	(20)

	Anwiti Bahuguna(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Kent Peterson(k)	17 RICs	$2.1 billion	None	None	(3)	(20)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Columbia Retirement Plus 2025	Kent M. Bergene(b),(k)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	Colin Moore(k)	19 RICs	$3.56 billion	None	None	(3)	(19)
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	David M. Joy(k)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None	(1)	(20)

	Anwiti Bahuguna(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Kent Peterson(k)	17 RICs	$2.1 billion	None	None	(3)	(20)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Columbia Retirement Plus 2030	Kent M. Bergene(b),(k)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	Colin Moore(k)	19 RICs	$3.56 billion	None	None	(3)	(19)
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	David M. Joy(k)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None	(1)	(20)

	Anwiti Bahuguna(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Kent Peterson(k)	17 RICs	$2.1 billion	None	None	(3)	(20)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Columbia Retirement Plus 2035	Kent M. Bergene(b),(k)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	Colin Moore(k)	19 RICs	$3.56 billion	None	None	(3)	(19)
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	David M. Joy(k)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None	(1)	(20)

	Anwiti Bahuguna(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Kent Peterson(k)	17 RICs	$2.1 billion	None	None	(3)	(20)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Statement of Additional Information – March 7, 2011

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Retirement Plus 2040	Kent M. Bergene(b),(k)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	Colin Moore(k)	19 RICs	$3.56 billion	None	None	(3)	(19)
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	David M. Joy(k)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None	(1)	(20)

	Anwiti Bahuguna(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Kent Peterson(k)	17 RICs	$2.1 billion	None	None	(3)	(20)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

Columbia Retirement Plus 2045	Kent M. Bergene(b),(k)	6 RICs 8 other accounts	$4.13 billion $1.50 million	None	None	(1)	(19)

	Colin Moore(k)	19 RICs	$3.56 billion	None	None	(3)	(19)
		26 PIVs	$2.5 billion
		20 other accounts	$246 million

	David M. Joy(k)	6 RICs 7 other accounts	$4.13 billion $1.13 million	None	None	(1)	(20)

	Anwiti Bahuguna(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		21 other accounts	$243 million

	Kent Peterson(k)	17 RICs	$2.1 billion	None	None	(3)	(20)
		26 PIVs	$2.5 billion
		20 other accounts	$243 million

	Marie M. Schofield(k)	17 RICs	$2.1 billion	None	None
		26 PIVs	$2.5 billion
		17 other accounts	$243 million

For funds with fiscal period ending May 31

Columbia High Yield Bond	Jennifer Ponce de Leon	6 RICs 1 PIV 27 other accounts	$4.04 billion $9.33 million $4.58 billion	2 RICs ($527.4 M)	None	(2)	(18)

	Brian Lavin	12 RICs 1 PIV 4 other account	$8.92 billion $9.33 million $683.4 million	None	None

Columbia Multi-Advisor Small Cap Value	Donald Smith: Donald G. Smith	2 RICs	$832.0 million	1 RIC ($790 M);

	Richard L. Greenberg	1 PIV 33 other accounts	$67.0 million $2.0 billion	1 other account ($68 M)	None	(9)	(25)

	BHMS:
	James S. McClure	4 RICs	$824.6 million

	John P. Harloe	1 PIV 15 other accounts	$5.4 million $572.3 million	None	None	(11)	(26)

	MetWest:
	Samir Sikka	5 RICs 3 PIVs 12 other accounts	$472.7 million $84.3 million $193.8 million	1 other account ($53.9 M)	None	(12)	(27)

	Turner:
	David Kovacs	4 RICs 7 PIVs 6 other accounts	$315.0 million $46.0 million $23930 million	1 PIV ($2 M)	None	(4)	(19)

Columbia U.S. Government Mortgage	Jason J. Callan	4 RICs 3 other accounts	$1.84 billion $0.34 million	None	None	(2)	(18)

	Tom Heuer	4 RICs 2 other accounts	$1.84 billion $0.40 million	None	None

Statement of Additional Information – March 7, 2011

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

RiverSource Partners Fundamental Value	Davis: Christopher C. Davis	26 RICs 12 PIVs 117 other accounts(d)	$54.0 billion $1.0 billion $8.0 billion	None	None(f)	(8)	(24)

	Kenneth C. Feinberg	24 RICs 11 PIVs 107 other accounts(d)	$54.0 billion $1.0 billion $7.0 billion

RiverSource Short Duration U.S. Government	Leonard A. Aplet(l)	11 RICs 8 PIVs 85 other accounts	$2.90 billion $3.56 billion $10.93 billion	None	None	(3)	(31)

	Gregory S. Liechty(l)	1 RICs 13 other accounts	$2.48 billion $71.3 million	None	None

	Ronald B. Stahl(l)	11 RICs 6 PIVs 53 other accounts	$2.90 billion $785.66 million $3.88 billion	None	None

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	Steve Schroll	12 RICs 2 PIVs 21 other accounts(c)	$12.06 billion $58.92 million $467.85 million	8 RICs ($11.57 M)	$100,001-$500,000

	Laton Spahr	12 RICs 2 PIVs 17 other accounts(c)	$12.06 billion $58.92 million $468.59 million	8 RICs ($11.57 M)	$100,001-$500,000

	Paul Stocking	12 RICs 2 PIVs 18 other accounts(c)	$12.06 billion $58.92 million $473.07 million	8 RICs ($11.57 M)	$10,001- $50,000	(2)	(18)

RiverSource Real Estate	Arthur J. Hurley	1 RIC 7 other accounts	$332.0 million $0.40 million	None	None	(3)	(31)

For funds with fiscal period ending July 31

Columbia Floating Rate	Lynn Hopton	11 PIVs 11 other accounts	$4.85 billion $440.11 million	None	None	(2)	(28)

	Yvonne Stevens	11 PIVs 11 other accounts	$4.85 billion $436.48 million	None	None

	Steve Staver	5 other accounts	$0.81 million	None	None

Columbia Income Opportunities	Brian Lavin	12 RICs 1 PIV 3 other account	$8.19 billion $10.40 million $684.85 million	None	None	(2)	(18)

Columbia Inflation Protected Securities	Nicholas Pifer(l)	6 RICs 3 PIVs 19 other accounts	$4.67 billion $21.58 million $4.99 billion	None	None	(2)	(22)

	VishaI Khanduja	1 RIC 3 other accounts	$2.24 billion $0.09 million	None	None

Columbia Large Core Quantitative	Brian M. Condon	12 RICs 8 PIVs 43 other accounts	$4.92 billion $707 million $2.63 billion	1 PIV ($23 M)	None	(3)	(31)

Columbia Limited Duration Credit	Tom Murphy	6 RICs 2 PIVs 17 other accounts	$12.38 billion $715.72 million $12.88 billion	2 RICs ($1.53 B); 1 other account ($30.68 M)	Over 1,000,000	(2)	(18)

	Timothy J. Doubek	1 RIC 5 other account	$2.05 billion $31.88 million	1 other account ($30.68 M)	$10,001 – $50,000

RiverSource Disciplined Small and Mid Cap Equity	Brian M. Condon	12 RICs 8 PIVs 43 other accounts	$8.52 billion $707 million $2.63 billion	1 PIV ($23 M)	None	(3)	(31)

	Alfred F. Alley III	6 RICs 6 PIVs 17 other accounts	$6.81 billion $846.76 million $1.28 billion	None	None

RiverSource Disciplined Small and Mid Cap Value	Brian M. Condon	12 RICs 8 PIVs 43 other accounts	$8.61 billion $707 million $2.63 billion	1 PIV ($23 M)	None	(3)	(31)

	Alfred F. Alley III	6 RICs 6 PIVs 17 other accounts	$6.90 billion $846.76 million $1.28 billion	None	None

Statement of Additional Information – March 7, 2011

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

For funds with fiscal period ending August 31

Columbia Diversified Bond	Tom Murphy	5 RICs 2 PIVs 18 other accounts	$7.96 billion $709.69 million $13.30 billion	2 RICs ($1.46 B); 1 other account ($29.94 M)	$10,001 – $50,000	(2)	(18)

	Jennifer Ponce de Leon	6 RICs 27 other accounts	$5.60 billion $4.68 billion	2 RICs ($1.46 B); 1 other account ($29.94 M)	None

	Colin Lundgren	22 RICs 9 other accounts	$38.96 billion $272.65 million	2 RICs ($1.46 B)	$100,001 – $500,000

Columbia Marsico Flexible Capital	A. Douglas Rao(n)	23 RICs 9 PIVs 111 other accounts(d)	$15.22 billion $1.14 billion $11.46 billion	None	None	(17)	(37)

Columbia Minnesota Tax-Exempt	Catherine Stienstra	10 RICs 12 other accounts	$4.15 billion $6.80 billion	None	None	(2)	(18)

	Mary Grindland(m)	1 RIC 6 other accounts	$67.34 billion $0.42 million	None	$10,001 – $50,000

RiverSource California Tax-Exempt	Catherine Stienstra	10 RICs 12 other accounts	$4.35 billion $6.80 billion	None	None	(2)	(18)

RiverSource New York Tax-Exempt	Catherine Stienstra	10 RICs 12 other accounts	$4.45 billion $6.80 billion	None	None	(2)	(18)

For fund with fiscal period ending September 30

Columbia Diversified Equity Income	Laton Spahr	12 RICs 2 PIVs 16 other accounts	$9.94 billion $59.51 million $544.22 million	8 RICs ($9.42 B)	$100,001-$500,000

	Steve Schroll	12 RICs 2 PIVs 18 other accounts	$9.94 billion $59.51 million $543.14 million	8 RICs ($9.42 B)	$50,001-$100,000	(2)	(18)

	Paul Stocking	12 RICs 2 PIVs 20 other accounts	$9.94 billion $59.51 million $549.37 million	8 RICs ($9.42 B)	Over $1,000,000

Columbia Large Growth Quantitative	Brian M. Condon	11 RICs 9 PIVs 40 other accounts	$7.92 billion $757 million $2.798 billion	1 PIV ($22 M)	None	(3)	(31)

Columbia Large Value Quantitative	Brian M. Condon	11 RICs 9 PIVs 40 other accounts	$8.429 billion $757 million $2.798 billion	1 PIV ($22 M)	None	(3)	(31)

Columbia Mid Cap Value Opportunity	Laton Spahr	12 RICs 2 PIVs 16 other accounts	$12.18 billion $59.51 million $544.22 million	8 RICs ($9.42 B)	$50,001-$100,000

	Steve Schroll	12 RICs 2 PIVs 18 other accounts	$12.18 billion $59.51 million $543.14 million	8 RICs ($9.42 B)	$50,001-$100,000	(2)	(18)

	Paul Stocking	12 RICs 2 PIVs 20 other accounts	$12.18 billion $59.51 million $549.37 million	8 RICs ($9.42 B)	$50,001-$100,000

Columbia Strategic Allocation	Anwiti Bahuguna	36 RICs 35 PIVs 21 other accounts	$6.558 billion $4.45 billion $252 million	None	None

	Kent Peterson	36 RICs 35 PIVs 16 other accounts	$6.558 billion $4.45 billion $252 million	None	None	(3)	(31)

	Marie M. Schofield	36 RICs 35 PIVs 17 other accounts	$6.558 billion $4.45 billion $253 million	None	None

	Colin Moore	38 RICs 35 PIVs 20 other accounts	$7.93 billion $4.45 billion $255 million	None	None	(3)	(19)

	David M. Joy	31 RICs 6 other accounts	$6.27 billion $1.14 million	None	None	(2)	(20)

Statement of Additional Information – March 7, 2011

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

RiverSource Balanced	Steve Schroll	12 RICs 2 PIVs 18 other accounts	$13.77 billion $59.51 million $543.14 million	8 RICs ($9.42 B)	None	(2)	(18)

	Laton Spahr	12 RICs 2 PIVs 16 other accounts	$13.77 billion $59.51 million $544.22 million	8 RICs ($9.42 B)	None

	Paul Stocking	12 RICs 2 PIVs 20 other accounts	$13.77 billion $59.51 million $549.37 million	8 RICs ($9.42 B)	None

	Tom Murphy	5 RICs 2 PIVs 17 other accounts	$12.73 billion $716.23 million $13.57 billion	1 RIC ($933.4 M); 1 other account ($23.54 M)	None

	Jennifer Ponce de Leon	6 RICs 1 PIV 25 other accounts	$3.34 billion $10.56 million $4.88 billion	1 RIC ($933.4 M); 1 other account ($6.21 M)	None

	Colin Lundgren	14 RICs 9 other accounts	$48.53 billion $277.27 million	1 RIC ($933.4 M)	None

RiverSource Strategic Income Allocation	Colin Lundgren	14 RICs 9 other accounts	$48.78 billion $277.27 million	2 RICs ($1.54 B)	None

	Gene R. Tannuzzo	11 RICs 2 other accounts	$43.37 billion $0.09 million	None	$1-$10,000	(2)	(18)

	Brian Lavin	12 RICs 1 PIV 3 other account	$9.49 billion $10.56 million $695.44 million	None	None

Seligman California Municipal High-Yield	Catherine Stienstra	11 RICs 12 other accounts	$4.07 billion $6.70 billion	None	None	(2)	(18)

Seligman California Municipal Quality	Catherine Stienstra	11 RICs 12 other accounts	$4.07 billion $6.70 billion	None	None	(2)	(18)

Seligman Minnesota Municipal	Catherine Stienstra	11 RICs 12 other accounts	$4.04 billion $6.70 billion	None	None	(2)	(18)

	Mary Grindland	1 RIC 6 other accounts	$355.48 million $0.3 million	None	None

Seligman National Municipal	Kimberly Campbell	7 RICs 18 other accounts	$3.45 billion $960,000	None	None	(3)	(31)

Seligman New York Municipal	Catherine Stienstra	11 RICs 12 other accounts	$4.02 billion $6.70 billion	None		(2)	(18)

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.38 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$50,001-$100,000	(2)	(18)

Columbia Asia Pacific ex-Japan	Threadneedle:
	Vanessa Donegan	5 RICs 9 other accounts	$3.86 billion $4.62 billion	2 RICs	None(f)	(13)	(35)

	Rafael Polatinsky	2 RICs 3 other accounts	$1.66 billion $840.0 million	2 RICs

Columbia Emerging Markets Bond	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.02 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$10,001-$50,000	(2)	(18)

	Jim Carlene	6 PIVs 5 other accounts	$63.99 million $1.32 million	None	$10,001-$50,000

Columbia Emerging	Threadneedle:
Markets Opportunity	Vanessa Donegan	5 RICs 9 other accounts	$4.64 billion $4.62 billion	2 RICs	None(f)	(13)	(35)

	Rafael Polatinsky	2 RICs 3 other accounts	$1.66 billion $840.0 million	2 RICs

Columbia European	Threadneedle:
Equity	Dan Ison	4 RICs	$1.07 billion	1 RIC ($95 M)	None(f)	(13)	(35)

Columbia Frontier	John K. Schonberg	8 RICs 2 PIVs 6 other accounts	$1.85 billion $29.31 million $1.58 million	2 RICs ($1.46 B)	None	(2)	(18)

	Sam Murphy	2 RICs 3 other accounts	$1.46 billion $0.14 million		None

	Mike Marzolf	2 RICs 3 other accounts	$1.46 billion $0.08 million		None

Statement of Additional Information – March 7, 2011

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Columbia Global Bond	Nicholas Pifer	6 RICs 1 PIV 18 other accounts	$5.02 billion $7.44 million $4.99 billion	2 other accounts ($92.12 M)	$50,001-$100,000	(2)	(18)

Columbia Global	Threadneedle:
Equity	Stephen Thornber	3 RICs 1 other account	$114.0 million $455.0 million	2 RICs ($79 M)	None(f)	(13)	(36)

	Andrew Holliman	3 RICs 1 other account	$164.0 million $253.0 million	1 RIC ($10 M)

Columbia Global Extended Alpha	Threadneedle:
	Andrew Holliman	3 RICs 1 other account	$154.0 million $253.0 million	1 RIC ($10 M)	None(f)	(13)	(36)

	Jeremy Podger	4 RICs 2 other accounts	$2.92 billion $64.0 million	1 RIC ($2 M)

Columbia Multi-	AllianceBernstein:
Advisor International Value	Kevin F. Simms	210 RICs 339 PIVs 33,200 other accounts	$35.55 billion $20.71 billion $83.31 billion	3 RICs ($6.74 B); 13 PIVs ($1.26 B); 66 other accounts ($8.53 B)	None	(15)	(33)

	Henry S. D’Auria	165 RICs 247 PIVs 33,196 other accounts	$33.38 billion $18.70 billion $82.94 billion	3 RICs ($6.74 B); 10 PIVs ($1.21 B); 66 other accounts ($8.53 B)

	Sharon E. Fay	212 RICs 363 PIVs 33,374 other accounts	$36.11 billion $24.01 billion $92.72 billion	3 RICs ($6.74 B); 15 PIVs ($1.53 B); 87 other accounts ($9.38 B)

	Eric J. Franco	74 RICs 122 PIVs 142 other accounts	$16.54 billion $6.40 billion $17.14 billion	1 RIC ($2.12 B); 1 PIV ($0); 8 other accounts ($1.16 B)

	Mondrian:
	Ormala Krishnan	1 RIC 1 PIV 9 other accounts	$456.0 million $1.54 billion $1.19 million	None	None	(7)	(34)

	Tradewinds:
	Peter Boardman	6 RICs 11 PIVs 40,383 other accounts	$2.17 billion $984.8 million $13.31 billion	None	None	(10)	(35)

	Alberto Jimenez Crespo	6 RICs 11 PIVs 40,380 other accounts	$2.19 billion $985.0 million $13.11 billion

Columbia Seligman Global Technology	Richard M. Parower	3 RICs 5 PIVs 9 other accounts	$3.97 billion $1.96 billion $416.27 million	None	None	(2)	(30)

	Paul H. Wick	4 RICs 5 PIVs 6 other accounts	$4.27 billion $1.96 billion $411.85 million		None

	Reema D. Shah	3 RICs 5 PIVs 10 other accounts	$3.97 billion $1.96 billion $412.34 million		None

	Ajay Diwan	4 RICs 5 PIVs 10 other accounts	$4.27 billion $1.96 billion $410.98 million		None

	Benjamin Lu	1 RIC 2 PIVs 1 other account	$5.58 million $26.89 million $0.001 million		None

RiverSource Disciplined International Equity	Fred Copper	8 RICs 2 PIVs 22 other accounts	$1.5 billion $569.2 million $69.9 million	None	None	(3)	(32)

RiverSource	Columbia WAM:
Partners	P. Zachary Egan	3 RICs	$6.3 billion	None	None	(14)	(31)
International Select

Growth	Louis J. Mendes III	4 RICs	$7.1 billion

RiverSource	Columbia WAM:
Partners	P. Zachary Egan	3 RICs	$6.5 billion	None	None	(14)	(31)
International Small

Cap	Louis Mendes III	4 RICs	$7.4 billion

Threadneedle	Threadneedle:
Global	Stephen Thornber	3 RICs 1 other account	$486.0 million $455.0 million	2 RICs ($79 M)	None(f)	(13)	(36)
Equity Income

	Jeremy Podger	4 RICs 2 other accounts	$2.92 billion $64.0 million	1 RIC ($2 M)

Statement of Additional Information – March 7, 2011

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

Threadneedle	Threadneedle:
International	Alex Lyle	16 PIVs 33 other accounts	$1.88 billion $2.37 billion	None	None(f)	(13)	(36)
Opportunity

	Esther Perkins	4 other accounts	$986.0 million

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	Catherine Stienstra	13 RICs 12 other accounts	$4.24 billion $39.69 billion	None	None	(2)	(18)

Columbia Mid Cap Growth Opportunity	John K. Schonberg	8 RICs 2 PIVs 7 other accounts	$859.83 million $29.81 million $1.57 million		None

	Sam Murphy	2 RICs 3 other accounts	$138.59 million $0.14 million	1 RIC ($384.03 M)	$10,001-$50,000	(2)	(18)

	Mike Marzolf	2 RICs 4 other accounts	$138.59 million $0.08 million		None

RiverSource Intermediate Tax-Exempt	Brian M. McGreevy	7 RICs 6 other accounts	$3.99 billion $553.36 million	None	None	(3)	(31)

RiverSource Tax-Exempt High Income	Kimberly Campbell	5 RICs 1 PIV 6 other accounts	$2.77 billion $152.36 million $0.11 million	None	None	(3)	(31)

For funds with fiscal period ending December 31

Columbia Select Large-Cap Value	Neil Eigen	5 RICs 1 PIV 70 other accounts(d)	$700.17 million $165.58 million $3.02 billion	None	None	(2)	(18)

	Richard Rosen	5 RICs 1 PIV 46 other accounts(d)	$700.17 million $165.58 million $2.97 billion	None	None

Columbia Select Smaller-Cap Value	Neil Eigen	5 RICs 1 PIV 70 other accounts(d)	$638.76 million $165.58 million $3.02 billion	None	$10,001-$50,000	(2)	(18)

	Richard Rosen	5 RICs 1 PIV 46 other accounts(d)	$638.76 million $165.58 million $2.97 billion	None	None

Columbia Seligman Communications and Information	Paul Wick	6 RICs 5 PIVs 5 other accounts	$1.12 billion $2.04 billion $299.97 million	None	Over $1,000,000	(2)	(29)

	Richard Parower	5 RICs 5 PIVs 10 other accounts	$807.99 million $1.82 billion $347.38 million	None	None

	Sangeeth Peruri	3 RICs 3 PIVs 9 other accounts	$201.24 million $50.03 million $22.10 million	None	None

	Vishal Saluja(o)	6 PIVs 4 other accounts	$773.62 million $15.36 million	None	None

	Sushil Wagle(o)	None	N/A	N/A	None

RiverSource	LaSalle Securities:
LaSalle Global	Stan J. Kraska	2 RICs	$0.13 billion	4 other accounts	$10,001-$50,000	(16)	(36)

Real Estate	George J. Noon	16 PIVs	$6.89 billion	($0.46 B)	None

	Keith R. Pauley	24 other accounts	$2.41 billion		None

	Ernst Jan de Leeuw	1 RIC 16 PIV 12 other accounts	$0.10 billion $6.97 billion $1.18 billion	2 other accounts ($0.30 B)	None

Statement of Additional Information – March 7, 2011

		Other Accounts Managed (excluding the fund)			Ownership	Potential
		Number and Type	Approximate	Performance Based	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of Account*	Total Net Assets	Accounts(a)	Shares	of Interest	Compensation

RiverSource	LaSalle Securities:
LaSalle Monthly	Stan J. Kraska	2 RICs	$0.11 billion	4 other accounts	$10,001-$50,000

Dividend	George J. Noon	16 PIVs	$6.89 billion	($0.46 B)	None

Real Estate	Keith R. Pauley	24 other accounts	$2.41 billion		None	(16)	(36)

Seligman Capital	Wayne Collette	7 RICs 1 PIV 12 other accounts	$3.33 billion $124.83 million $106.08 million	None	None	(3)	(31)

	George Myers	6 RICs 4 other accounts	$3.04 billion $111.61 million	None	None

	Lawrence W. Lin	6 RICs 5 other accounts	$3.04 billion $0.56 million	None	None

	Brian D. Neigut	6 RICs 6 other accounts	$3.04 billion $0.42 million	None	None

Seligman Growth	John Wilson	3 RICs 1 PIV 13 other accounts	$1.51 billion $286.18 million $525.86 million	None	None	(3)	(31)

	Peter Deininger	3 RICs 1 other account	$1.51 billion $0.007 million	None	None

*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(a)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b)	Mr. Bergene has overall accountability for the group that monitors the subadvisers for the funds and for making recommendations to the Boards of Directors on changes to those subadvisers.

(c)	Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(d)	Wrap accounts have been counted at the sponsor level.

(e)	Neither Christopher Davis nor Kenneth Feinberg own any shares of RiverSource Partners Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.

(f)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

(g)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is as of Oct. 31, 2008.

(h)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Jan. 31, 2009.

(i)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of Dec. 31, 2009.

(j)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of March 31, 2010.

(k)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2010.

(l)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of Aug. 31, 2010.

(m)	The portfolio manager began managing the fund effective Oct. 1, 2010; reporting is provided as of July 31, 2010.

(n)	The portfolio manager reporting is provided as of July 31, 2010.

(o)	The portfolio manager began managing the fund effective Feb. 28, 2011; reporting is provided as of Dec. 31, 2010.

Potential Conflicts of Interest

(1)	Columbia Management: Management of funds-of-funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.

• Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(2)	Columbia Management: Portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and

Statement of Additional Information – March 7, 2011

allocation of trades. In addition, the investment manager monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

The investment manager has a fiduciary responsibility to all of the clients for which it manages accounts. The investment manager seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. The investment manager has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

For portfolio managers Marzolf and Murphy, their responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(3)	Columbia Management: Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The investment manager and the funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the investment manager’s Code of Ethics and certain limited exceptions, the investment manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, the investment manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The investment manager and the funds have adopted compliance procedures that provide that any transactions between a fund and another account managed by the investment manager are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a fund, even though it could have been bought or sold for

Statement of Additional Information – March 7, 2011

the fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the funds.

A fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the investment manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of the investment manager and its affiliates.

(4)	Turner: As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

(5)	Columbia Management: Management of the Income Builder Funds-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the funds’ prospectus.

The investment manager uses quantitative models combined with qualitative factors to determine the funds allocations to the underlying funds. Using these methodologies, a group of the investment manager’s investment professionals allocates each fund’s assets within and across different asset classes in an effort to achieve the fund’s objective of providing a high level of current income and growth of capital. The fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the investment manager establishes allocations for the funds, seeking to achieve each fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

• In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

• The investment manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

The investment manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the investment manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

(6)	American Century: Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by

Statement of Additional Information – March 7, 2011

the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(7)	Mondrian: Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian’s own interests or those of its employees and directors:

Access to non-public information
As an Investment Manager Mondrian may come in to contact with information about a company that is not generally available to the investing public. Mondrian’s policy and procedures for handling any conflicts of interest arising from access to nonpublic information are set out in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. If an employee is uncertain as to whether an interest or relationship is material or adverse, they should consult the Chief Compliance Officer for guidance.

Allocation of aggregated trades
Mondrian may from time to time aggregate trades for a number of its clients.

Mondrian’s policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Allocation of investment opportunities
Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

Statement of Additional Information – March 7, 2011

All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. See also “Side-by-side management of hedge funds” below.

Cherry picking
Cherry picking is an abusive practice whereby an investment firm misrepresents its stock selecting skills by only showing top performing securities in promoting its investment services. Mondrian’s production of marketing materials is centrally controlled and independently reviewed to ensure that all materials are fair and not misleading.

Dealing in investments as agent for more than one party
Conflicts of interest exist when a portfolio management firm manages multiple client portfolios. Mondrian addresses these potential conflicts through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

Allocation of IPO opportunities
Initial Public Offerings (“IPO’s”) present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to. Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

Dealing in investments as principal in connections with the provision of seed capital
A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

Directorships and external arrangements
Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients. Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes. The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual’s responsibilities to Mondrian clients.

Dual agency
Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

Employee compensation
There is a potential risk that Mondrian’s compensation structure may incentivize employees to place their interests ahead of client interests, or, place one client’s interests ahead of another. Mondrian’s compensation structure does not provide incentives for any member staff to favor any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Employee personal account dealing
There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account. Mondrian has arrangements in place to ensure that none of its directors, officers or employees

Statement of Additional Information – March 7, 2011

(or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests. Mondrian’s rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

Gifts and entertainment (received)
In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients. Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of £100 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

Gifts and entertainment (given)
In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate. Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of £200 require pre-approval). All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

Investment in shares issued by Companies who are clients of Mondrian
Mondrian has client relationships with a number of entities which are associated with companies that issue securities in which Mondrian could invest client assets. This results in a potential conflict of interest. Mondrian makes stock selection decisions at a committee level. If a security is identified as offering a good investment opportunity it is added to Mondrian’s list of approved securities. All portfolios governed by the same or a similar mandate are structured similarly, that is, will hold the same or comparable securities. Mondrian would not consider client relationships when analyzing securities and would not add a holding to, or remove one from, the approved list because of a client relationship.

Management of investment capacity
Where there is limited capacity in Mondrian’s investment products, there is a potential for a conflict of interest in relation to how that capacity is allocated when there is strong demand. With regard to a closing policy, Mondrian recognizes the importance and the challenge of managing the growth of assets under management without compromising the interests of existing clients. To this end, the company has a track record of closing products early. In recent years Mondrian has soft closed its core EAFE and all-cap Emerging Markets equity products. These closures have been carried out early to give existing clients some further, albeit limited, scope for contribution to funds invested. Also, capacity in these styles has been reserved for Mondrian’s co-mingled vehicles.

Performance fees
Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian’s procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

Portfolio holdings disclosure
Detailed portfolio holdings information can potentially be used by one or more clients/shareholders to obtain advantage over others who do not have access to that information. There is a potential risk that Mondrian could make nonpublic portfolio holdings information available to one or more select clients before it is made available to all relevant clients. Conflicts of interest arising from access to nonpublic information are addressed in the Mondrian Investment Partners Limited Code of Ethics under “Policy Statement on Insider Trading and Securities Fraud”. Additionally, Mondrian has procedures in place to ensure that client portfolio holdings information (including co-mingled funds) is kept confidential and is not inappropriately released to one or more clients/shareholders ahead of others.

Portfolio pumping
Portfolio pumping is the act of bidding up the value of a client’s holdings immediately before the end of a calendar quarter, or other period when portfolio performance is measured. This is done by using a client’s funds to place an excessive volume of trades in securities held by another client. This may drive up the value of the holdings on a temporary basis. Mondrian does not permit trading for the purpose of temporarily improving the performance of a portfolio. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio performance is measured and reported to clients on a monthly basis,

Statement of Additional Information – March 7, 2011

Mondrian’s clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

Pricing and valuation
There is a potential conflict of interest inherent in every valuation where an investment management firm is compensated on asset size and/or portfolio performance. Mondrian has policies and procedures in place to ensure that an appropriate independent pricing source is used for all security types. Adherence to these policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the adequacy of the procedures.

Proxy voting
Mondrian has a potential conflict of interest with its underlying clients when it has discretion to exercise voting authority in respect to client securities. Mondrian has implemented Proxy Voting policies and procedures that are designed to ensure that it votes client securities in the best interest of clients. In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of its clients and vote proxies in accordance with its procedures.

Relationships with consultants
Investment consultants typically provide advisory services to Mondrian’s clients and Mondrian occasionally purchases services from these consultants. The conflict of interest in these relationships rests mainly with the investment consulting firm itself. However, Mondrian will take care to ensure that any services it purchases from such firms are appropriate and would not reasonably be considered to be an inducement to that firm.

Side-by-side management of hedge funds (Mondrian Alpha Funds)
Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio. Mondrian acts as investment manager for a Fixed Income Alpha and an Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients. Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

Soft dollar arrangements
Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met. As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client’s portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends. Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage. With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

Step-Out Trades
A step-out trade occurs when a brokerage firm executes an order, but gives other firms credit and some of the commission for the trade. Mondrian has no incentive to use step-out trades.

Transactions with affiliated brokers
Mondrian does not currently have any affiliated brokers.

Window dressing
Window dressing is a strategy which can be used by portfolio managers near the end of a reporting period to improve the appearance of portfolio performance before presenting it to clients. To window dress, a portfolio manager may sell securities with large losses and purchase stocks that have done well, near the end of the reporting period. The list of holdings sent to clients will thus include the high performing securities, and exclude the poor performing securities. Window dressing can also be used to invest in securities that do not meet the style of an account, without clients being aware. Mondrian does not permit window dressing or other trading for the purpose of improving the appearance of a client’s performance. Mondrian’s investment procedures require all changes to portfolio holdings to be approved by the relevant Investment Committee. Although portfolio holdings are reported to clients on a monthly basis, Mondrian’s

Statement of Additional Information – March 7, 2011

clients assess portfolio returns and relative performance on a longer term basis, in accordance with Mondrian’s long-term investment approach.

(8)	Davis: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

• The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

• With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

• Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(9)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(10)	Tradewinds: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:

• The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating limited opportunities across multiple accounts.

• With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

• Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these

Statement of Additional Information – March 7, 2011

transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(11)	BHMS: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(12)	MetWest: MetWest Capital’s portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of MetWest Capital require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts, The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to a fund, particularly if the funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an IPO that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a fund’s adviser or sub-adviser will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging MetWest Capital). The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake. In general, MetWest Capital has policies and procedures to address the various potential conflicts of interest described above. It has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, it has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager’s personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

(13)	Threadneedle: Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager’s responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to

Statement of Additional Information – March 7, 2011

mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(14)	Columbia WAM: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Advisor (Columbia Wanger Asset Management) and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), if any, may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Advisor’s Code of Ethics and certain limited exceptions, the Advisor’s investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Advisor and the Funds have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. Many of the potential conflicts of interest to which the Advisor’s portfolio managers are subject are essentially the same as or similar to the potential conflicts of interest related to the investment management activities of the Advisor and its affiliates.

(15)	AllianceBernstein: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities.

Statement of Additional Information – March 7, 2011

Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(16)	LaSalle: Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team’s management of a Fund’s investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to: (1) aggregation and allocation of securities

Statement of Additional Information – March 7, 2011

transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account’s investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

(17)	Marsico Capital: As a general matter, Marsico Capital faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently declines. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for the time and attention of portfolio managers.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico Capital seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to Initial Public Offerings (IPOs) and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico Capital has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Structure of Compensation

(18)	Columbia Management: Portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to applicable benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

Exceptions to this general compensation approach exist for certain teams and individuals.

(19)	Columbia Management: The compensation of specified Portfolio Builder portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and

Statement of Additional Information – March 7, 2011

business unit goals and objectives which, for portfolio manager Moore, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for Columbia funds. In addition, subject to certain vesting requirements, the compensation of portfolio manager Moore includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods.

(20)	Columbia Management: Specified Portfolio Builder portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to applicable benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

Exceptions to this general compensation approach exist for certain teams and individuals.

(21)	Turner: Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.

(22)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of The investment manager has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of the investment manager. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, portfolio managers may also be eligible for other benefits or perquisites that are available to all employees of the investment manager at the same job level.

(23)	American Century: The compensation of American Century’s portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended May 31, 2009, it included the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Statement of Additional Information – March 7, 2011

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three- year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group that is both more stable over the long-term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five year performance periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners Small Cap Equity and Partners Aggressive Growth Funds. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners Small Cap Equity Fund is measured relative to the performance of a comparable American Century mutual fund. Performance of Partners Aggressive Growth Fund is not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth, U.S. value, international, quantitative or fixed income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(24)	Davis: Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’s annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(25)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if

Statement of Additional Information – March 7, 2011

performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(26)	BHMS: In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(27)	MetWest: MetWest Capital’s compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees’ interests with clients’ interests. Compensation for investment professionals consists of a base salary, bonus, and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan with an employer-matched contribution. A material portion of each such professional’s annual compensation is in the form of a bonus tied to results relative to clients’ benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital’s investment horizon (typically two to four years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

Mr. Lisenbee is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm’s profits.

(28)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(29)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia

Statement of Additional Information – March 7, 2011

Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.

(30)	Columbia WAM: For services performed through Dec. 31, 2009 and paid in Feb. 2010, the portfolio managers received all of their compensation from the Advisor and its then parent company, Columbia Management Group, LLC. P. Zachary Egan and Louis J. Mendes each received compensation in the form of salary and incentive compensation. For the 2009 calendar year, all of a manager’s incentive compensation was paid in cash. The Columbia WAM total incentive compensation pool was based on formulas, with investment performance of individual portfolio managers plus firm-wide investment performance, as primary drivers.

For services performed for the 2010 calendar year and generally paid in early 2011, the portfolio managers will receive all of their compensation in the form of salary and incentive compensation provided in whole by Ameriprise Financial. Typically, a high proportion of a portfolio manager’s incentive compensation will be paid in cash with a smaller proportion going into two separate incentive plans. The first plan is a notional investment based on the performance of certain Columbia Funds, including the Columbia Acorn Funds. The second plan consists of Ameriprise Financial restricted stock and/or options. Both plans vest over three years from the date of issuance. Also, as part of the overall incentive for 2010, the portfolio managers receive additional compensation — a substantial portion of which will be deferred or paid in shares of funds managed by Columbia WAM — based on performance and continued employment through Dec. 15, 2010.

Portfolio managers are positioned in a number of compensation tiers based on cumulative performance of the portfolios/stocks that they manage. Portfolio manager performance is measured versus primary portfolio benchmarks. One and three year performance periods primarily drive incentive levels. Incentive compensation varies by tier and can range from between a fraction of base pay to a multiple of base pay, the objective being to provide very competitive total compensation for high performing portfolio managers. Incentives are adjusted up or down up to 15% based on qualitative performance factors, which include investment performance impacts not included in benchmarks such as industry (or country) weighting recommendations, plus adherence to compliance standards, business building, and citizenship.

In addition, the incentive amounts available for the entire pool for 2011 and 2012 will be adjusted up or down based upon the increase/decrease in Columbia WAM revenues versus an agreed upon based revenue amount. Investment performance, however, impact incentives for more than revenues. Columbia WAM determines incentive compensation, subject to review by Ameriprise Financial.

Statement of Additional Information – March 7, 2011

(31)	Columbia Management: As of the funds’ most recent fiscal year end, the portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to the benchmarks and peer groups noted below, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Performance Benchmarks:

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group
Alfred F. Alley III	RiverSource Disciplined Small and Mid Cap Equity	Russell 2500 Index	Lipper Mid-Cap Core Funds Classification
	RiverSource Disciplined Small Cap Value	Russell 200 Value Index	Lipper Small Cap Value Funds Classification
	RiverSource S&P 500 Index	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification
	RiverSource Small Company Index	S&P Small Cap 600 Index	Lipper Small-Cap Core Funds Classification
Anwiti Bahuguna, Colin Moore, Kent Peterson and Marie M. Schofield	Columbia Portfolio Builder Aggressive, Columbia Portfolio Builder Moderate Aggressive and Columbia Portfolio Builder Total Equity	S&P 500 Index	Lipper Large Cap Core Funds Classification
	Columbia Portfolio Builder Conservative	Barclays Capital U.S. Aggregate 1-3 Years Index and Blended: 80% Barclays Capital U.S. Aggregate 1-3 Years Index, 20% Barclays Capital U.S. Corporate High-Yield Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	Columbia Portfolio Builder Moderate Conservative	S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Conservative Funds Classification
	Columbia Portfolio Builder Moderate	S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index	Lipper Mixed-Asset Target Allocation Growth Funds Classification
	Columbia Retirement Plus Funds	S&P 500 Index, Russell 1000 Index, Russell 1000 Value Index, Barclays Capital U.S. Aggregate Bond Index, MSCI The World Index Net, and MSCI EAFE Index Net	N/A
	Columbia Strategic Allocation	S&P 500 Index and Barclays Capital Aggregate Bond Index	Lipper Mixed Asset Target Allocation Moderate Funds Classification
Brian M. Condon	Columbia Large Core Quantitative	S&P 500 Index	Lipper S&P 500 Index Objective Funds Classification
	Columbia Large Growth Quantitative	Russell 1000 Growth Index	Lipper Large Cap Growth Funds Classification
	Columbia Disciplined Large Value Quantitative	Russell 1000 Value Index	Lipper Large Cap Value Funds Classification
	RiverSource Disciplined Small and Mid Cap Equity	Russell 2500 Index	Lipper Mid Cap Core Funds Classification
	RiverSource Disciplined Small Cap Value	Russell 2000 Value Index	Lipper Small Cap Value Funds Classification
Fred Copper	RiverSource Disciplined International Equity	MSCI EAFE Value Index	Lipper International Multi-Cap Value Funds Classification
Wayne M. Collette, Lawrence W. Lin, George Myers and Brian D. Neigut	Seligman Capital	Russell MidCap TR and Russell MidCap Growth TR	Lipper Mid-Cap Growth Funds Classification
	Columbia Frontier	Russell 2000 TR and Russell 2000 Growth TR	Lipper Small Cap Growth Funds Classification

Statement of Additional Information – March 7, 2011

Portfolio Manager	Fund(s)	Benchmark(s)	Peer Group
Peter Deininger and John Wilson	Seligman Growth	Russell 1000 Growth Index	Lipper Large-Cap Growth Funds Classification
Michael E. Hoover	RiverSource Precious Metals and Mining	S&P North American Natural Resources Sector Index	Lipper Natural Resources Funds Classification
Arthur J. Hurley	RiverSource Real Estate	FTSE NAREIT Equity REITs Index	Lipper Real Estate Funds Classification

(1)  A custom composite, established by the Advisor, consisting of a 35% weighting of the Barclays Capital U.S. Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index — Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index.

The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.

(32)	AllianceBernstein: AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Award Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(33)	Mondrian: Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary — All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool — All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3. Equity Ownership — Mondrian is ultimately controlled by a partnership of senior management and Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 73% owned by approximately 80 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel through Atlantic Value Investment Partnership LP, and 27% owned by private equity funds sponsored by Hellman & Friedman LLC. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation of participation in these programs will reflect this.

Statement of Additional Information – March 7, 2011

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee
In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(34)	Tradewinds: Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:

• Overall performance of client portfolios;

• Objective review of stock recommendations and the quality of primary research;

• Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic.

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

(35)	Threadneedle: To align the interests of our investment staff with those of our clients the remuneration plan for senior individuals comprises basic salary, an annual profit share (linked to individual performance and the profitability of the company) and a Long Term Incentive Plan known as the Equity Incentive Plan (“EIP”) linked to measures of Threadneedle’s corporate success. Threadneedle believes this encourages longevity of service.

The split between each component varies between investment professionals and will be dependent on performance and the type of funds they manage.

The split of the profit share focuses on three key areas of success:

• Performance of own funds and research recommendations,

• Performance of all portfolios in the individual’s team,

• Broader contribution to the wider thinking of the investment team, e.g. idea generation, interaction with colleagues and commitment for example to assisting the sales effort.

Consideration of the individual’s general contribution is designed to encourage fund managers to think beyond personal portfolio performance and considers contributions made in:

• Inter-team discussions, including asset allocation, global sector themes and weekly investment meetings,

• Intra-team discussion, stock research and investment insights,

• Marketing support, including written material and presentations.

It is important to appreciate that in order to maximize an individual’s rating and hence their profit share, they need to score well in all areas. It is not sufficient to produce good personal fund performance without contributing effectively to the team and wider investment department. This structure is closely aligned with the Threadneedle’s investment principles of sharing ideas and effective communication.

(36)	LaSalle: Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual

Statement of Additional Information – March 7, 2011

performance of clients’ portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT-Equity REITs Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the subadvisers’ publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle’s comprehensive equity ownership program are: (1) Stock Ownership Program — credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan — program through which employees may elect to purchase shares of Jones Land LaSalle through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units, based on the strength of their individual contributions.

(37)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees. Portfolio manager compensation comes solely from Marsico Capital. In addition, Marsico Capital’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns Marsico Capital, and may receive distributions (such as earnings and losses) on those equity interests.

As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Statement of Additional Information – March 7, 2011

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Columbia Management. Under this agreement, the fund pays Columbia Management for providing administration and accounting services. The fee is calculated as follows:

Table 20. Administrative Services Agreement Fee Schedule

	Asset Levels and Breakpoints in Applicable Fees
		$500,000,001 –	$1,000,000,001 –	$3,000,000,001 –
Fund	$0 – 500,000,000	1,000,000,000	3,000,000,000	$12,000,000,000	$12,000,000,001 +

Columbia 120/20 Contrarian Equity	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Absolute Return Currency and Income
Columbia Asia Pacific ex-Japan
Columbia Emerging Markets Bond
Columbia Emerging Markets Opportunity
Columbia European Equity
Columbia Frontier
Columbia Global Bond
Columbia Global Equity
Columbia Global Extended Alpha
Columbia Multi-Advisor International Value
Columbia Multi-Advisor Small Cap Value
Columbia Select Smaller-Cap Value
Columbia Strategic Allocation
RiverSource Disciplined International Equity
RiverSource Disciplined Small Cap Value
RiverSource LaSalle Global Real Estate
RiverSource Partners International Select Growth
RiverSource Partners International Small Cap
RiverSource Small Company Index
Threadneedle Global Equity Income
Threadneedle International Opportunity

Columbia AMT-Free Tax-Exempt Bond	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Bond
Columbia Floating Rate
Columbia High Yield Bond
Columbia Income Opportunities
Columbia Inflation Protected Securities
Columbia Limited Duration Credit
Columbia U.S. Government Mortgage
RiverSource California Tax-Exempt
RiverSource Intermediate Tax-Exempt
RiverSource New York Tax-Exempt
RiverSource Short Duration U.S. Government
RiverSource Strategic Income Allocation
RiverSource Tax-Exempt High Income
Seligman California Municipal High-Yield
Seligman California Municipal Quality
Seligman Minnesota Municipal
Seligman National Municipal
Seligman New York Municipal

Statement of Additional Information – March 7, 2011

	Asset Levels and Breakpoints in Applicable Fees
		$500,000,001 –	$1,000,000,001 –	$3,000,000,001 –
Fund	$0 – 500,000,000	1,000,000,000	3,000,000,000	$12,000,000,000	$12,000,000,001 +

Columbia Diversified Equity Income	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Dividend Opportunity
Columbia Equity Value
Columbia Government Money Market
Columbia Large Core Quantitative
Columbia Large Growth Quantitative
Columbia Large Value Quantitative
Columbia Marsico Flexible Capital
Columbia Mid Cap Growth Opportunity
Columbia Mid Cap Value Opportunity
Columbia Money Market
Columbia Recovery and Infrastructure
Columbia Select Large-Cap Value
Columbia Seligman Communications and Information
Columbia Seligman Global Technology(a)
RiverSource Balanced
RiverSource Disciplined Small and Mid Cap Equity
RiverSource LaSalle Monthly Dividend Real Estate
RiverSource Partners Fundamental Value
RiverSource Precious Metals and Mining
RiverSource Real Estate
RiverSource S&P 500 Index
Seligman Capital
Seligman Growth

Columbia Income Builder Fund	0.020%	0.020%	0.020%	0.020%	0.020%
Columbia Income Builder Fund II
Columbia Income Builder Fund III
Columbia Portfolio Builder Aggressive
Columbia Portfolio Builder Conservative
Columbia Portfolio Builder Moderate
Columbia Portfolio Builder Moderate Aggressive
Columbia Portfolio Builder Moderate Conservative
Columbia Portfolio Builder Total Equity
Columbia Retirement Plus 2010
Columbia Retirement Plus 2015
Columbia Retirement Plus 2020
Columbia Retirement Plus 2025
Columbia Retirement Plus 2030
Columbia Retirement Plus 2035
Columbia Retirement Plus 2040
Columbia Retirement Plus 2045

		$250,000,001 –	$1,000,000,001 –	$3,000,000,001 –
	$0 – 250,000,000	$1,000,000,000	3,000,000,000	$12,000,000,000	$12,000,000,001 +

Columbia Minnesota Tax-Exempt	0.070%	0.065%	0.060%	0.050%	0.040%

(a)	Prior to March 1, 2011, the investment manager received an annual fee ranging from 0.080% to 0.050% as asset levels increased.

Statement of Additional Information – March 7, 2011

Prior to Jan. 1, 2011, the funds’ Administrative Services Agreement was with Ameriprise Financial. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund’s net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 21. Administrative Fees

	Administrative services fees paid in:					Daily rate
						applied to
Fund	2010	2009		2008		fund assets
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$45,313	$56,956		$38,041	(a)	0.020%

Columbia Income Builder Fund II	78,128	108,149		82,229	(a)	0.020

Columbia Income Builder Fund III	38,950	54,275		45,848	(a)	0.020

Columbia Portfolio Builder Aggressive	89,504	96,644		110,897		0.020

Columbia Portfolio Builder Conservative	45,451	36,929		26,665		0.020

Columbia Portfolio Builder Moderate	201,685	193,553		183,783		0.020

Columbia Portfolio Builder Moderate Aggressive	186,977	205,250		223,400		0.020

Columbia Portfolio Builder Moderate Conservative	75,988	72,830		62,617		0.020

Columbia Portfolio Builder Total Equity	75,724	84,413		101,924		0.020

RiverSource S&P 500 Index	69,721	101,230		158,059		0.060

RiverSource Small Company Index	293,026	446,427		738,676		0.080

For funds with fiscal period ending March 31

Columbia Equity Value	391,620	448,794		680,124		0.058

RiverSource Precious Metals and Mining	83,021	64,531		77,686		0.060

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	31,739	31,071		13,416	(b)	0.080

Columbia Recovery and Infrastructure	199,325	4,214	(c)	N/A		0.059

Columbia Retirement Plus 2010	1,647	2,441		3,623		0.020

Columbia Retirement Plus 2015	4,050	4,449		5,483		0.020

Columbia Retirement Plus 2020	4,355	4,871		7,572		0.020

Columbia Retirement Plus 2025	4,903	5,145		7,280		0.020

Columbia Retirement Plus 2030	4,981	5,001		7,160		0.020

Columbia Retirement Plus 2035	3,476	3,258		4,249		0.020

Columbia Retirement Plus 2040	2,435	2,051		4,915		0.020

Columbia Retirement Plus 2045	2,262	1,726		1,670		0.020

For funds with fiscal period ending May 31

Columbia High Yield Bond	1,077,547	722,190		1,069,014		0.065

Columbia Multi-Advisor Small Cap Value	300,718	277,260		565,329		0.080

Columbia U.S. Government Mortgage	181,856	252,478		285,601		0.070

RiverSource Partners Fundamental Value	340,508	374,303		594,407		0.060

RiverSource Short Duration U.S. Government	470,119	521,265		541,748		0.069

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	681,093	642,082		1,033,158		0.057

RiverSource Real Estate	103,295	91,566		132,646		0.060

Statement of Additional Information – March 7, 2011

	Administrative services fees paid in:					Daily rate
						applied to
Fund	2010	2009		2008		fund assets
For funds with fiscal period ending July 31

Columbia Floating Rate	$282,996	$253,669		$398,924		0.070%

Columbia Income Opportunities	499,304	219,083		202,872		0.068

Columbia Inflation Protected Securities	451,332	515,776		399,972		0.069

Columbia Large Core Quantitative	1,911,088	1,094,618		1,701,542		0.050

Columbia Limited Duration Credit	317,896	123,147		115,529		0.069

Columbia Money Market	1,551,462	2,132,989		2,507,729		0.053

RiverSource Disciplined Small and Mid Cap Equity	83,767	77,180		38,114		0.060

RiverSource Disciplined Small Cap Value	40,614	34,017		30,592		0.080

For funds with fiscal period ending August 31

Columbia Diversified Bond	2,608,739	2,122,615		2,012,548		0.057

Columbia Marsico Flexible Capital(g)	N/A	N/A		N/A		N/A

Columbia Minnesota Tax-Exempt	235,979	212,293		215,249		0.070

RiverSource California Tax-Exempt	110,167	113,317		122,235		0.070

RiverSource New York Tax-Exempt	38,266	37,590		41,455		0.070

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	2,189,480	1,985,768		3,272,256		0.048

Columbia Large Growth Quantitative	428,326	203,583		101,276		0.058

Columbia Large Value Quantitative	160,909	69,490		662	(d)	0.060

Columbia Mid Cap Value Opportunity	1,176,703	946,227		1,335,281		0.053

Columbia Strategic Allocation	890,778	962,590		1,505,894		0.077

RiverSource Balanced	368,525	331,811		519,542		0.059

RiverSource Strategic Income Allocation	233,058	137,849		115,139		0.070

Seligman California Municipal High-Yield*	24,333	7,436		N/A		0.070

Seligman California Municipal Quality*	28,101	8,837		N/A		0.070

Seligman Minnesota Municipal*	47,397	14,896		N/A		0.070

Seligman National Municipal*	451,886	42,999		N/A		0.070

Seligman New York Municipal*	58,318	17,197		N/A		0.070

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	162,872	417,444		373,454		0.080

Columbia Asia Pacific ex-Japan	172,133	7,807	(e)	N/A		0.079

Columbia Emerging Markets Bond	197,667	146,703		131,334		0.080

Columbia Emerging Markets Opportunity	491,606	280,656		498,019		0.079

Columbia European Equity	56,787	50,304		96,107		0.080

Columbia Frontier*	76,326	10,073		N/A		0.080

Columbia Global Bond	400,481	401,109		572,976		0.080

Columbia Global Equity	366,549	340,869		549,601		0.080

Columbia Global Extended Alpha	6,913	4,908		1,256	(f)	0.080

Columbia Multi-Advisor International Value	568,821	651,133		1,395,090		0.079

Columbia Seligman Global Technology*	405,545	102,757		N/A		0.079

RiverSource Disciplined International Equity	398,102	282,974		549,173		0.080

RiverSource Partners International Select Growth	312,490	282,773		511,522		0.080

RiverSource Partners International Small Cap	84,486	38,884		79,183		0.080

Threadneedle Global Equity Income	24,462	16,780		1,528	(f)	0.080

Threadneedle International Opportunity	312,222	281,413		460,205		0.080

Statement of Additional Information – March 7, 2011

	Administrative services fees paid in:			Daily rate
				applied to
Fund	$2010	$2009	$2008	fund assets
For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	$455,742	$453,062	$463,150	0.069%

Columbia Mid Cap Growth Opportunity	549,847	339,961	471,791	0.057

RiverSource Intermediate Tax-Exempt	67,354	61,016	52,367	0.070

RiverSource Tax-Exempt High Income	1,433,949	1,428,680	1,603,416	0.063

For funds with fiscal period ending December 31

Columbia Government Money Market*	84,123	41,094	N/A	0.060

Columbia Select Large-Cap Value*	213,950	76,758	N/A	0.060

Columbia Select Smaller-Cap Value*	332,614	96,841	N/A	0.080

Columbia Seligman Communications and Information*	1,848,982	868,517	N/A	0.049

RiverSource LaSalle Global Real Estate*	11,304	5,942	N/A	0.080

RiverSource LaSalle Monthly Dividend Real Estate*	17,455	7,968	N/A	0.060

Seligman Capital*	141,377	68,772	N/A	0.060

Seligman Growth*	879,275	299,785	N/A	0.054

*	Prior to June 15, 2009 for Seligman California Municipal High-Yield, Seligman California Municipal Quality, Seligman Minnesota Municipal, Seligman New York Municipal, Columbia Seligman Global Technology, Columbia Government Money Market, RiverSource LaSalle Global Real Estate and RiverSource LaSalle Monthly Dividend Real Estate and prior to June 29, 2009 for Seligman Capital, Columbia Frontier, Columbia Seligman Communications and Information, Seligman Growth, Columbia Select Large-Cap Value and Columbia Select Smaller-Cap Value, and for Seligman National, prior to Aug. 31, 2009, the fund did not pay a separate administrative services fee. Fees for administration services were included in the fund’s management fees as charged by the fund’s pervious investment manager.

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(e)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

(g)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

Statement of Additional Information – March 7, 2011

TRANSFER AGENCY SERVICES

The funds have a Transfer Agency Agreement with Columbia Management Investment Services Corp. (the “transfer agent”) (formerly RiverSource Service Corporation) located at 225 Franklin Street, Boston, MA 02110. This agreement governs the transfer agent’s responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund’s shares.

For Class A, Class B, Class C, Class R, Class R3, Class R4, Class R5, Class W, Class Y and Class Z, the transfer agent will earn an open account fee determined by multiplying the number of open accounts by the annual rate of $12.08. The annual per account fee is accrued daily and payable monthly. The fund will allocate the fee daily across their share classes based on the relative percentage of net assets of each class of shares.

In addition, for Class A, Class B, Class C, Class R, Class W and Class Z, the fund reimburses the transfer agent for the fees and expenses the transfer agent pays to financial intermediaries that maintain omnibus accounts with the fund subject to an annual limitation of 0.20% of the average aggregate value of the fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are reimbursed in an amount equal to $16.00 annually, calculated monthly based on the total number of positions in such account at the end of such month). For Class R3, Class R4 and Class R5, the fees paid to the transfer agent for expenses paid to financial intermediaries to maintain omnibus accounts are subject to an annual limitation of 0.05% of the net assets attributable to such shares. Class I does not pay transfer agency fees.

The fund also pays certain reimbursable out-of-pocket expenses to the transfer agent. The transfer agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the transfer agent from fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the transfer agent maintains in connection with its services to the funds. The fees paid to the transfer agent may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds that offer Class R3 and Class R4 shares have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to 0.25% of the average daily net assets of the fund attributable to each of Class R3 and R4.

The fees paid to the transfer agent may be changed by the Board without shareholder approval.

DISTRIBUTION SERVICES

Columbia Management Investment Distributors, Inc. (the “distributor”) (formerly RiverSource Fund Distributors, Inc.), an indirect wholly-owned subsidiary of Columbia Management, 225 Franklin Street, Boston, MA 02110, serves as the funds’ principal underwriter and distributor. Prior to June 1, 2009, for RiverSource and Threadneedle funds, RiverSource Distributors, Inc. also served as principal underwriter and distributor to the funds. Prior to Oct. 1, 2007, for RiverSource and Threadneedle funds, Ameriprise Financial Services, Inc. also served as principal underwriter and distributor to the funds. Prior to Nov. 7, 2008, for Seligman funds, Seligman Advisors, Inc. also served as principal underwriter and distributor to the funds. The fund’s shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 22. Sales Charges Paid to Distributor

					Amount retained after paying
	Sales charges paid to Distributor				commissions and other expenses
Fund	2010	2009	2008		2010	2009	2008
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$245,462	$466,216	$688,587	(a)	$(86,426)	$(21,562)	$(56,086	)(a)

Columbia Income Builder Fund II	293,969	654,937	1,279,681	(a)	(109,209)	77,641	34,001	(a)

Statement of Additional Information – March 7, 2011

						Amount retained after paying
	Sales charges paid to Distributor					commissions and other expenses
Fund	2010	2009		2008		2010	2009		2008
Columbia Income Builder Fund III	$189,070	$296,977		$831,981	(a)	$(27,745)	$(533)		$176,661	(a)

Columbia Portfolio Builder Aggressive	1,656,276	2,081,242		2,848,037		417,384	552,795		799,417

Columbia Portfolio Builder Conservative	524,245	528,590		384,348		8,450	16,829		4,989

Columbia Portfolio Builder Moderate	2,911,626	3,277,766		3,944,827		507,020	661,689		702,939

Columbia Portfolio Builder Moderate Aggressive	3,171,640	4,181,445		5,635,597		795,856	1,125,393		1,613,677

Columbia Portfolio Builder Moderate Conservative	885,194	982,012		1,088,559		111,387	153,386		140,630

Columbia Portfolio Builder Total Equity	1,059,706	1,561,130		2,257,735		202,573	319,114		471,536

RiverSource S&P 500 Index	N/A	N/A		N/A		N/A	N/A		N/A

RiverSource Small Company Index	265,422	365,094		563,878		265,422	317,088		117,897

For funds with fiscal period ending March 31

Columbia Equity Value	245,798	374,068		496,313		28,520	65,246		16,594

RiverSource Precious Metals and Mining	224,264	159,379		192,503		6,986	55,468		50,572

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	44,207	57,137		149,480	(b)	2,401	5,429		46,196	(b)

Columbia Recovery and Infrastructure	1,817,351	221,190	(c)	N/A		337,598	(7,085	)(c)	N/A

Columbia Retirement Plus 2010	6,098	7,536		32,694		2,480	1,465		11,266

Columbia Retirement Plus 2015	12,014	17,354		70,298		5,364	5,173		50,360

Columbia Retirement Plus 2020	20,614	26,015		41,850		8,068	12,539		21,519

Columbia Retirement Plus 2025	15,117	21,208		49,187		6,222	7,872		25,003

Columbia Retirement Plus 2030	14,540	19,999		51,530		5,797	9,336		28,063

Columbia Retirement Plus 2035	11,125	14,670		31,469		5,669	6,101		19,162

Columbia Retirement Plus 2040	18,304	17,700		39,332		8,927	8,815		21,208

Columbia Retirement Plus 2045	15,018	16,697		23,890		6,063	6,510		12,087

For funds with fiscal period ending May 31

Columbia High Yield Bond	1,321,507	974,983		882,107		297,716	108,896		41,174

Columbia Multi-Advisor Small Cap Value	305,205	287,969		607,350		56,453	38,780		117,005

Columbia U.S. Government Mortgage	109,683	101,207		136,891		(17,796)	(70,344)		(116,397)

RiverSource Partners Fundamental Value	340,583	494,967		766,263		14,174	43,220		58,252

RiverSource Short Duration U.S. Government	392,239	530,165		660,354		35,955	107,433		(152,827)

Statement of Additional Information – March 7, 2011

					Amount retained after paying
	Sales charges paid to Distributor				commissions and other expenses
Fund	2010	2009	2008		2010	2009	2008

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	$1,058,723	$798,182	$1,648,530		$175,949	$39,934	$206,622

RiverSource Real Estate	80,410	98,301	211,915		15,331	18,158	63,306

For funds with fiscal period ending July 31

Columbia Floating Rate	240,774	189,836	380,143		(11,075)	11,806	(174,369)

Columbia Income Opportunities	1,196,954	951,690	135,655		271,045	251,745	(11,090)

Columbia Inflation Protected Securities	236,120	332,292	407,706		15,969	101,013	51,044

Columbia Large Core Quantitative	1,610,548	261,402	412,821		377,765	67,822	85,890

Columbia Limited Duration Credit	1,033,053	145,544	92,255		119,494	17,573	9,475

Columbia Money Market	106,803	367,743	339,219		106,058	367,712	339,111

RiverSource Disciplined Small and Mid Cap Equity	25,721	24,097	26,228		7,017	7,132	7,923

RiverSource Disciplined Small Cap Value	5,507	8,386	6,647		1,133	2,011	1,943

For funds with fiscal period ending August 31

Columbia Diversified Bond	1,584,251	1,922,949	1,992,222		77,260	(92,219)	176,513

Columbia Marsico Flexible Capital(g)	N/A	N/A	N/A		N/A	N/A	N/A

Columbia Minnesota Tax-Exempt	551,051	406,782	463,447		2,712	84,001	37,217

RiverSource California Tax-Exempt	96,842	92,347	91,928		13,668	9,806	5,945

RiverSource New York Tax-Exempt	31,250	20,992	29,401		6,331	8,033	8,217

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	2,471,025	3,383,179	6,331,545		469,210	496,151	1,204,186

Columbia Large Growth Quantitative	66,276	69,425	87,685		20,395	15,099	30,621

Columbia Large Value Quantitative	8,953	2,270	0	(d)	2,821	566	0 (d)

Columbia Mid Cap Value Opportunity	740,978	954,172	2,444,490		27,902	207,568	898,395

Columbia Strategic Allocation	1,306,148	2,055,294	5,371,458		98,496	347,495	1,321,113

RiverSource Balanced	203,655	189,413	287,586		44,936	39,038	36,359

RiverSource Strategic Income Allocation	625,249	600,969	400,285		53,616	2,484	28,302

Seligman California Municipal High-Yield	12,156	37,316	98,702		10,444	36,272	13,104

Seligman California Municipal Quality	15,693	60,005	37,798		11,188	56,335	5,413

Seligman Minnesota Municipal	32,282	66,716	49,497		19,746	55,756	6,427

Seligman National Municipal	309,586	222,346	57,892		245,535	199,904	7,651

Seligman New York Municipal	37,587	166,632	48,724		30,238	157,302	7,550

Statement of Additional Information – March 7, 2011

					Amount retained after paying
	Sales charges paid to Distributor				commissions and other expenses
Fund	$2010	$2009	$2008		$2010	$2009	$2008
For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	16,140	118,256	288,047		(14,128)	40,664	52,383

Columbia Asia Pacific ex-Japan(e)	N/A	N/A	N/A		N/A	N/A	N/A

Columbia Emerging Markets Bond	203,192	70,770	41,906		90,529	28,245	10,486

Columbia Emerging Markets Opportunity	724,041	558,505	780,872		173,575	140,308	(4,109,358)

Columbia European Equity	76,299	68,398	124,828		23,361	19,191	35,391

Columbia Frontier	39,206	1,357	10,431		7,033	735	1,351

Columbia Global Bond	222,999	218,412	391,577		26,401	32,697	118,930

Columbia Global Equity	283,968	361,007	800,774		38,823	60,748	114,011

Columbia Global Extended Alpha	8,879	8,674	1,795	(f)	2,679	3,445	307	(f)

Columbia Multi-Advisor International Value	400,262	580,503	1,584,444		47,685	68,413	235,164

Columbia Seligman Global Technology	584,870	221,563	265,528		334,231	184,936	233,685

RiverSource Disciplined International Equity	47,307	61,779	168,692		7,918	8,596	36,899

RiverSource Partners International Select Growth	160,681	213,399	560,302		138,644	43,200	118,125

RiverSource Partners International Small Cap	30,801	53,930	88,479		8,764	26,245	20,053

Threadneedle Global Equity Income	39,321	38,564	18,558	(f)	5,600	7,576	4,340	(f)

Threadneedle International Opportunity	160,249	168,431	319,850		33,199	37,276	49,744

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	572,842	477,836	319,831		126,310	100,280	64,831

Columbia Mid Cap Growth Opportunity	514,901	453,947	360,393		127,719	131,709	59,123

RiverSource Intermediate Tax-Exempt	104,999	75,578	59,348		(495)	3,223	(792)

RiverSource Tax-Exempt High Income	1,295,541	1,164,712	1,042,555		210,684	192,881	151,444

For funds with fiscal period ending December 31

Columbia Government Money Market	14,410	22,845	N/A		14,356	22,830	N/A

Columbia Select Large-Cap Value	120,615	83,550	112,370		88,311	72,301	14,405

Columbia Select Smaller-Cap Value	183,546	73,571	31,742		33,457	39,883	4,542

Columbia Seligman Communications and Information	3,163,223	3,487,463	1,478,105		2,702,884	3,197,170	187,649

RiverSource LaSalle Global Real Estate	6,503	14,337	4,931		497	13,946	638

RiverSource LaSalle Monthly Dividend Real Estate	13,354	15,219	19,987		8,654	14,907	2,839

Seligman Capital	29,104	30,899	34,577		20,301	27,966	6,030

Seligman Growth	849,762	336,636	43,178		206,238	115,283	11,948

(a)	The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b)	For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c)	For the period from Feb. 19, 2009 (when shares became publicly available) to April 30, 2009.

(d)	For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(e)	For the period from July 15, 2009 (when the Fund became available) to Oct. 31, 2009.

(f)	For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.

(g)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

Statement of Additional Information – March 7, 2011

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and/or servicing not covered by the sales charges received under the Distribution Agreement, the Legacy RiverSource funds approved a Plan of Distribution (the “Plan”) and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan is a reimbursement plan whereby the fund pays the distributor a fee up to actual expenses incurred.

The table below shows the maximum annual distribution and/or service fees (as an annual percent of average daily net assets) and the combined amount of such fees (as an annual percent of average daily net assets) applicable to each share class of a Legacy RiverSource fund:

Share Class	Distribution Fee	Service Fee	Combined Total
Class A	up to 0.25%	up to 0.25%	0.25%(a)

Class B	0.75%	0.25%	1.00%(b)

Class C	0.75%	0.25%	1.00%(a)

Class I	None	None	None

Class R (formerly Class R2)	up to 0.50%	up to 0.25%	0.50%(a),(c)

Class R3	0.25%	0.25%(d)	0.50%(d)

Class R4	None	0.25%(d)	0.25%(d)

Class R5	None	None	None

Class W	up to 0.25%	up to 0.25%	0.25%(a)

Class Z	None	None	None

(a)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The distributor has voluntarily agreed, effective April 15, 2010, to waive the 12b-1 fees it receives from Class A, Class C, Class R (formerly Class R2) and Class W shares of Columbia Money Market Fund and from Class A, Class C and Class R (formerly Class R2) shares of Columbia Government Money Market Fund. Compensation paid to broker-dealers and other financial intermediaries may be suspended to the extent of the distributor’s waiver of the 12b-1 fees on these specific share classes of these funds.

(b)	Fee amounts noted apply to all funds other than Columbia Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. Effective after the close of business on Sept. 3, 2010, Class B shares will be closed to new and existing investors.

(c)	The Legacy RiverSource funds have a distribution and shareholder service plan for Class R shares, which, prior to the close of business on Sept. 3, 2010, were known as Class R2 shares. For Class R shares, the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets of the fund attributable to Class R shares. Of that amount, up to 0.25% may be reimbursed for shareholder service expenses.

(d)	The shareholder service fees for Class R3 and Class R4 shares are not paid pursuant to a 12b-1 plan. Under a Plan Administration Services Agreement, the funds’ Class R3 and Class R4 shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts.

The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R (formerly Class R2), Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act, and are to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to selling and/or servicing agents that sell shares of the fund or provide services to fund shareholders. The distributor may retain these fees otherwise payable to selling and/or servicing agents if the amounts due are below an amount determined by the distributor in its discretion.

For the Legacy RiverSource funds, for Class A, Class B and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to selling and/or servicing agents, and to pay for other distribution related expenses. Selling and/or servicing agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.

Statement of Additional Information – March 7, 2011

If you maintain shares of the fund directly with the fund, without working directly with a financial advisor or selling and/or servicing agent, distribution and service fees are retained by the distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The fund will pay these fees to the distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue in effect. The fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other additional fees for providing services to your account, which may be different from those described here.

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 23. 12b-1 Fees

Fund	Class A		Class B	Class C	Class R*	Class R3	Class W
For funds with fiscal period ending January 31

Columbia Income Builder Fund	$471,671		$273,352	$105,503	N/A	N/A	N/A

Columbia Income Builder Fund II	843,392		386,458	146,186	N/A	N/A	N/A

Columbia Income Builder Fund III	420,462		181,976	83,149	N/A	N/A	N/A

Columbia Portfolio Builder Aggressive	906,136		651,430	196,648	N/A	N/A	N/A

Columbia Portfolio Builder Conservative	427,544		415,794	145,696	N/A	N/A	N/A

Columbia Portfolio Builder Moderate	2,010,066		1,572,878	469,838	N/A	N/A	N/A

Columbia Portfolio Builder Moderate Aggressive	1,896,292		1,394,436	362,267	N/A	N/A	N/A

Columbia Portfolio Builder Moderate Conservative	744,235		615,354	206,862	N/A	N/A	N/A

Columbia Portfolio Builder Total Equity	769,440		529,603	177,552	N/A	N/A	N/A

RiverSource S&P 500 Index	54,437	(a)	N/A	N/A	N/A	N/A	N/A

RiverSource Small Company Index	781,451		482,501	N/A	N/A	N/A	N/A

For funds with fiscal period ending March 31

Columbia Equity Value	1,484,672		513,603	42,567	$52	$369	$8

RiverSource Precious Metals and Mining	303,284		137,925	31,060	N/A	N/A	N/A

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity	80,959		14,686	19,355	N/A	N/A	N/A

Columbia Recovery and Infrastructure	573,841		125,316	127,106	93	39	N/A

Columbia Retirement Plus 2010	7,863		N/A	N/A	18	10	N/A

Columbia Retirement Plus 2015	12,794		N/A	N/A	18	10	N/A

Columbia Retirement Plus 2020	11,607		N/A	N/A	146	8	N/A

Columbia Retirement Plus 2025	6,809		N/A	N/A	97	8	N/A

Columbia Retirement Plus 2030	10,004		N/A	N/A	45	13	N/A

Columbia Retirement Plus 2035	4,104		N/A	N/A	17	8	N/A

Columbia Retirement Plus 2040	3,831		N/A	N/A	50	70	N/A

Columbia Retirement Plus 2045	3,364		N/A	N/A	18	8	N/A

For funds with fiscal period ending May 31

Columbia High Yield Bond	3,126,170		1,016,761	599,062	19,571	5,898	263,891

Columbia Multi-Advisor Small Cap Value	629,566		635,056	71,205	2,666	433	N/A

Columbia U.S. Government Mortgage	195,150		198,412	44,904	N/A	N/A	N/A

RiverSource Partners Fundamental Value	846,835		604,556	88,558	N/A	N/A	N/A

RiverSource Short Duration U.S. Government	1,289,353		810,418	242,435	11,521	N/A	12

For funds with fiscal period ending June 30

Columbia Dividend Opportunity	2,335,959		777,706	197,105	228	11	10

RiverSource Real Estate	128,018		64,833	11,302	N/A	N/A	6

Statement of Additional Information – March 7, 2011

Fund	Class A	Class B	Class C	Class R*	Class R3	Class W
For funds with fiscal period ending July 31

Columbia Floating Rate	$661,379	$129,749	$172,291	N/A	N/A	$11

Columbia Income Opportunities	1,165,157	362,360	508,953	N/A	N/A	N/A

Columbia Inflation Protected Securities	676,148	221,294	156,599	$5,707	N/A	401,982

Columbia Large Core Quantitative	6,447,567	1,947,821	209,143	9,201	$14	1,372,152

Columbia Limited Duration Credit	710,400	120,305	341,535	N/A	N/A	12

Columbia Money Market	2,064,367	421,815	29,890	5	N/A	14,212

RiverSource Disciplined Small and Mid Cap Equity	25,573	9,144	2,729	N/A	N/A	265,113

RiverSource Disciplined Small Cap Value	19,337	2,362	1,006	17	12	N/A

For funds with fiscal period ending August 31

Columbia Diversified Bond	7,117,570	1,741,108	582,197	2,116	26	1,070,556

Columbia Marsico Flexible Capital(b)	N/A	N/A	N/A	N/A	N/A	N/A

Columbia Minnesota Tax-Exempt	779,724	88,473	163,760	N/A	N/A	N/A

RiverSource California Tax-Exempt	379,034	25,963	31,712	N/A	N/A	N/A

RiverSource New York Tax-Exempt	129,187	19,927	9,978	N/A	N/A	N/A

For funds with fiscal period ending September 30

Columbia Diversified Equity Income	8,830,653	3,430,897	702,987	44,174	259,312	8

Columbia Large Growth Quantitative	787,103	33,545	16,086	40	18	485,706

Columbia Large Value Quantitative	5,320	1,145	618	40	18	502,813

Columbia Mid Cap Value Opportunity	3,437,402	1,099,576	443,050	82,745	146,000	8

Columbia Strategic Allocation	2,558,223	996,429	415,800	19	9	N/A

RiverSource Balanced	1,378,525	162,057	93,769	233	N/A	N/A

RiverSource Strategic Income Allocation	724,359	255,741	172,238	26	13	N/A

Seligman California Municipal High-Yield	72,075	N/A	59,310	N/A	N/A	N/A

Seligman California Municipal Quality	91,856	N/A	34,022	N/A	N/A	N/A

Seligman Minnesota Municipal	165,688	N/A	14,346	N/A	N/A	N/A

Seligman National Municipal	1,554,737	N/A	348,526	N/A	N/A	N/A

Seligman New York Municipal	187,241	N/A	84,151	N/A	N/A	N/A

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	209,776	13,998	60,110	N/A	N/A	191,732

Columbia Asia Pacific ex-Japan	7	N/A	2	1	N/A	N/A

Columbia Emerging Markets Bond	120,941	30,560	14,021	N/A	N/A	265,437

Columbia Emerging Markets Opportunity	1,147,121	397,712	344,726	65,971	N/A	1

Columbia European Equity	160,871	53,686	12,402	N/A	N/A	N/A

Columbia Frontier	126,340	60,987	102,844	494	15	N/A

Columbia Global Bond	613,780	256,387	61,070	16	5	136,877

Columbia Global Equity	949,930	300,148	101,910	186	9	11

Columbia Global Extended Alpha	8,488	3,593	1,535	47	19	N/A

Columbia Multi-Advisor International Value	1,167,544	672,894	97,984	N/A	N/A	N/A

Columbia Seligman Global Technology	938,260	225,236	751,268	36,777	12	N/A

RiverSource Disciplined International Equity	104,529	58,603	10,060	17	7	751,071

RiverSource Partners International Select Growth	423,438	211,131	86,673	1,088	N/A	N/A

RiverSource Partners International Small Cap	129,899	46,346	131,749	4,909	N/A	N/A

Threadneedle Global Equity Income	58,854	20,679	5,806	45	18	N/A

Threadneedle International Opportunity	618,574	180,052	74,227	7,013	8	N/A

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	1,603,257	120,722	93,036	N/A	N/A	N/A

Columbia Mid Cap Growth Opportunity	1,863,136	613,235	111,766	218	47	N/A

RiverSource Intermediate Tax-Exempt	218,162	29,616	59,932	N/A	N/A	N/A

RiverSource Tax-Exempt High Income	5,542,137	312,071	168,534	N/A	N/A	N/A

Statement of Additional Information – March 7, 2011

Fund	Class A	Class B	Class C	Class R*	Class R3	Class W
For funds with fiscal period ending December 31

Columbia Government Money Market	$27,456	$32,268	$30,841	$2,423	N/A	N/A

Columbia Select Large-Cap Value	595,416	54,039	440,051	48,853	$9	$651

Columbia Select Smaller-Cap Value	788,513	289,567	474,722	62,026	10	N/A

Columbia Seligman Communications and Information	6,972,053	916,980	6,974,792	199,405	135	N/A

RiverSource LaSalle Global Real Estate	9,692	N/A	23,916	417	10	N/A

RiverSource LaSalle Monthly Dividend Real Estate	19,545	23,071	107,351	23,700	11	N/A

Seligman Capital	403,787	44,303	437,224	54,687	10	N/A

Seligman Growth	3,015,255	838,081	276,763	7,786	10	N/A

*	Prior to Sept. 7, 2010, Class R was renamed as Class R2.

(a)	Prior to Sept. 7, 2010, Class A for RiverSource S&P 500 Index Fund was known as Class D.

(b)	The fund is new as of Sept. 28, 2010 and has not passed its fiscal period end; therefore no reporting is available.

Statement of Additional Information – March 7, 2011

For funds with Class B and Class C shares:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares. These amounts are based on the most recent information available as of October 31, 2010 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Table 24. Unreimbursed Distribution Expenses

		Percentage of		Percentage of
		Class B		Class C
	Class B	net assets	Class C	net assets
Columbia 120/20 Contrarian Equity Fund	$82,000	6.50%	$16,000	0.71%

Columbia Absolute Return Currency and Income Fund	62,000	6.16%	20,000	0.43%

Columbia AMT-Free Tax-Exempt Bond Fund	358,000	4.63%	90,000	0.86%

Columbia Asia Pacific	N/A	0.00%	N/A	N/A

Columbia Diversified Bond Fund	7,238,000	6.40%	842,000	1.35%

Columbia Diversified Equity Income Fund	14,579,000	5.83%	759,000	1.12%

Columbia Dividend Opportunity Fund	3,050,000	5.22%	240,000	0.89%

Columbia Emerging Markets Bond Fund	101,000	2.84%	67,000	1.87%

Columbia Emerging Markets Opportunity Fund	1,019,000	2.73%	1,446,000	3.73%

Columbia Equity Value Fund	1,420,000	4.59%	60,000	1.30%

Columbia European Equity Fund	164,000	4.05%	21,000	1.49%

Columbia Floating Rate Fund	749,000	7.53%	149,000	0.66%

Columbia Frontier Fund	26,000	0.37%	1,287,000	11.72%

Columbia Global Bond Fund	1,081,000	5.84%	80,000	1.30%

Columbia Global Equity Fund	1,263,000	5.28%	1,512,000	14.89%

Columbia Global Extended Alpha Fund	35,000	11.53%	1,000	0.55%

Columbia Government Money Market Fund	100,000	2.59%	2,890,000	19.92%

Columbia High Yield Bond Fund	3,084,000	4.53%	8,899,000	12.02%

Columbia Income Builder Fund	1,692,000	8.86%	93,000	0.59%

Columbia Income Builder Fund II	2,257,000	8.31%	104,000	0.63%

Columbia Income Builder Fund III	1,131,000	8.38%	68,000	0.72%

Columbia Income Opportunities Fund	1,493,000	4.88%	206,000	0.31%

Columbia Inflation Protected Securities Fund	1,041,000	7.13%	184,000	1.06%

Columbia Large Core Quantitative Fund	10,118,000	6.53%	1,330,000	5.79%

Columbia Large Growth Quantitative Fund	150,000	5.69%	15,000	0.89%

Columbia Large Value Quantitative Fund	7,000	3.18%	1,000	0.96%

Columbia Limited Duration Credit Fund	575,000	4.82%	406,000	0.76%

Columbia Marsico Flexible Capital Fund	N/A	N/A	1,000

Columbia Mid Cap Growth Opportunity Fund	1,445,000	2.66%	79,000	0.65%

Columbia Mid Cap Value Opportunity Fund	3,915,000	4.15%	280,000	0.60%

Columbia Minnesota Tax-Exempt fund	179,000	3.18%	172,000	0.81%

Columbia Money Market Fund	5,798,000	22.53%	23,000	0.33%

Columbia Multi-Advisor International Value Fund	3,585,000	7.40%	172,000	1.87%

Columbia Multi-Advisor Small Cap Value Fund	1,743,000	4.95%	111,000	1.38%

Columbia Portfolio Builder Aggressive Fund	2,917,000	4.57%	180,000	0.62%

Columbia Portfolio Builder Conservative Fund	2,074,000	6.40%	181,000	0.73%

Columbia Portfolio Builder Moderate Aggressive Fund	6,366,000	4.84%	1,172,000	2.08%

Columbia Portfolio Builder Moderate Conservative Fund	2,978,000	5.68%	265,000	0.81%

Columbia Portfolio Builder Moderate Fund	7,724,000	5.12%	1,423,000	1.77%

Columbia Portfolio Builder Total Equity Fund	2,468,000	5.06%	1,380,000	4.91%

Statement of Additional Information – March 7, 2011

		Percentage of		Percentage of
		Class B		Class C
	Class B	net assets	Class C	net assets
Columbia Recovery and Infrastructure Fund	$309,000	1.53%	$101,000	0.32%

Columbia Retirement Plus 2010 Fund	N/A	N/A	3,000	9.21%

Columbia Retirement Plus 2015 Fund	N/A	N/A	17,000	130.71%

Columbia Retirement Plus 2020 Fund	N/A	N/A	3,000	10.42%

Columbia Retirement Plus 2025 Fund	N/A	N/A	73,000	11.33%

Columbia Retirement Plus 2030 Fund	N/A	N/A	3,000	10.42%

Columbia Retirement Plus 2035 Fund	N/A	N/A	16,000	14.03%

Columbia Retirement Plus 2040 Fund	N/A	N/A	—	0.00%

Columbia Retirement Plus 2045 Fund	N/A	N/A	18,000	18.12%

Columbia Select Large-Cap Value Fund	94,000	1.85%	2,991,000	6.58%

Columbia Select Smaller-Cap Value Fund	684,000	2.66%	2,768,000	5.67%

Columbia Seligman Communications and Information Fund	723,000	0.82%	20,474,000	2.76%

Columbia Seligman Global Technology Fund	486,000	2.47%	4,612,000	5.75%

Columbia Strategic Allocation Fund	5,777,000	7.74%	401,000	1.08%

Columbia U.S. Government Mortgage Fund	836,000	7.51%	133,000	2.19%

RiverSource Balanced Fund	678,000	5.47%	1,467,000	15.85%

RiverSource California Tax-Exempt Fund	70,000	3.99%	32,000	0.87%

RiverSource Disciplined International Equity Fund	312,000	6.91%	13,000	1.31%

RiverSource Disciplined Small and Mid Cap Equity Fund	50,000	8.07%	4,000	1.69%

RiverSource Disciplined Small Cap Value Fund	15,000	11.76%	2,000	1.56%

RiverSource Intermediate Tax-Exempt Fund	103,000	5.00%	54,000	0.78%

RiverSource LaSalle Global Real Estate Fund	N/A	N/A	789,000	33.76%

RiverSource LaSalle Monthly Dividend Real Estate Fund	24,000	1.07%	317,000	13.57%

RiverSource New York Tax-Exempt Fund	52,000	3.96%	11,000	0.10%

RiverSource Partners Fundamental Value Fund	2,278,000	6.49%	128,000	12.23%

RiverSource Partners International Select Growth Fund	901,000	5.71%	1,954,000	23.96%

RiverSource Partners International Small Cap Fund	200,000	4.34%	3,000	0.04%

RiverSource Precious Metals and Mining Fund	348,000	2.75%	49,000	0.21%

RiverSource Real Estate Fund	375,000	6.16%	15,000	0.25%

RiverSource Short Duration U.S. Government Fund	3,406,000	8.41%	1,540,000	83.35%

RiverSource Small Company Index Fund	1,279,000	4.55%	N/A	N/A

RiverSource Strategic Income Allocation Fund	1,161,000	5.13%	119,000	0.58%

RiverSource Tax-Exempt High Income Fund	796,000	3.87%	183,000	1.00%

Seligman California Municipal High-Yield Fund	N/A	N/A	202,000	3.50%

Seligman California Municipal Quality Fund	N/A	N/A	240,000	7.81%

Seligman Capital Fund	58,000	1.59%	5,200,000	11.71%

Seligman Growth Fund	3,636,000	5.17%	2,099,000	7.76%

Seligman Minnesota Municipal Fund	N/A	N/A	93,000	5.76%

Seligman National Municipal Fund	N/A	N/A	2,280,000	6.94%

Seligman New York Municipal Fund	N/A	N/A	262,000	3.11%

Threadneedle Global Equity Income Fund	87,000	4.60%	7,000	0.83%

Threadneedle International Opportunity Fund	679,000	4.72%	57,000	0.70%

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial

Statement of Additional Information – March 7, 2011

intermediaries sell fund shares and provide services to their clients who are shareholders of the funds. These payments do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges — fees that a financial intermediary charges its representatives for effecting transactions in the funds. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

Marketing and Sales Support
Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary’s personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial intermediary’s organization, including placement of the fund on the financial intermediary’s preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

Program and Shareholder Servicing
Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Below is a list of firms that the distributor and its affiliates make payments to for the above described services.

•	ACS HR Solutions

•	ADP Broker-Dealer, Inc.

•	American Century Investment Management, Inc. and American Century Investment Services, Inc.

•	Ameriprise Financial Services, Inc./American Enterprise Investment Services, Inc.

•	Associated Securities Corp.

•	Benefit Plans Administrative Services, Inc. and Community Bank System, Inc.

•	Boston Financial Data Services, Inc.

•	Charles Schwab Trust Company

•	Charles Schwab and Company, Inc.

•	Citigroup Global Markets Inc.

•	Columbia Management Advisors, LLC and Columbia Management Distributors, Inc.

•	Digital Retirement Solutions, Inc.

•	Expertplan, Inc.

•	Fidelity Brokerage Services/National Financial Services

•	Fidelity Investments Institutional Operations Company/Fidelity Investments Institutional Service Company

•	FTJ Fund Choice, LLC

•	GWFS Equities, Inc.

•	Hartford Life Insurance Company

•	Hartford Securities Distribution Company, Inc.

•	ICMA-RC Services LLC

•	ING Institutional Plan Services, LLC

Statement of Additional Information – March 7, 2011

•	ING Life Insurance and Annuity Company

•	J.P. Morgan Chase Bank, N.A.

•	J.P. Morgan Retirement Plan Services, LLC

•	John Hancock Life Insurance Company

•	John Hancock Life Insurance Company New York

•	Lincoln Retirement Services Company LLC

•	LPL Financial Corporation

•	Massachusetts Mutual Life Insurance Company (Mass Mutual/MML)

•	Mercer HR Services, LLC

•	Merrill Lynch Life Insurance Company

•	Merrill Lynch, Pierce, Fenner & Smith, Inc.

•	Mid Atlantic Capital Corporation

•	Minnesota Life Insurance Company

•	ML Life Insurance Company of New York

•	Morgan Stanley & Co., Inc.

•	MSCS Financial Services, LLC

•	Mutual Service Corporation

•	Nationwide Financial Services, Inc.

•	Newport Retirement Services, Inc.

•	NYLife Distributors LLC

•	Oppenheimer & Co. Inc.

•	Principal Life Insurance Company

•	Prudential Insurance Company of America/Prudential Investments Retirement Services

•	Prudential Investment Management Services LLC/Prudential Investments LLC

•	Raymond James & Associates, Inc. and Raymond James Financial Services, Inc.

•	RBC Capital Markets Corporation

•	Reliance Trust Company

•	The Retirement Plan Company, LLC

•	Securities America, Inc.

•	Standard Retirement Services, Inc.

•	TD Ameritrade Trust Company

•	The Princeton Retirement Group, Inc. and GPC Securities, Inc.

•	UBS Financial Services, Inc.

•	UVest Financial Services Group, Inc.

•	The Vanguard Group, Inc.

•	Vertical Management Systems, Inc.

•	Wachovia Bank NA

•	Waterstone Financial Group, Inc.

•	Wells Fargo Advisors Financial Network, LLC

•	Wells Fargo Bank N.A.

•	Wilmington Trust Company

•	Wilmington Trust Retirement and Institutional Services Company

Other Payments
The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

Statement of Additional Information – March 7, 2011

CUSTODIAN SERVICES

The funds’ securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (JPMorgan), 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.

As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the fund’s custodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each Independent Director, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Organizational Information

Each fund is an open-end management investment company. The funds’ headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund’s net assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund’s management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. Shares of the RiverSource and Threadneedle funds have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected, all of which may, in the shareholder’s discretion, be voted for a single director. The Seligman funds do not provide for cumulative voting rights.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

Statement of Additional Information – March 7, 2011

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the “Declaration of Trust”), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Table 25. Fund History Table

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
Columbia Funds Series Trust II(14),(15)	1/27/06		Business Trust	MA	4/30

Columbia 120/20 Contrarian Equity Fund		10/18/07			4/30	Yes

Columbia Absolute Return Currency and Income Fund		6/15/06			10/31	Yes

Columbia AMT-Free Tax-Exempt Bond Fund(19)		11/24/76			11/30	Yes

Columbia Asia Pacific ex-Japan Fund(19)		7/15/09			10/31	Yes

Columbia Diversified Bond Fund(3)		10/3/74			8/31	Yes

Columbia Diversified Equity Income Fund		10/15/90			9/30	Yes

Columbia Dividend Opportunity Fund(8)		8/1/88			6/30	Yes

Columbia Emerging Markets Bond Fund		2/16/06			10/31	No

Columbia Emerging Markets Opportunity Fund(5),(11),(19)		11/13/96			10/31	Yes

Columbia Equity Value Fund		5/14/84			3/31	Yes

Columbia European Equity Fund(5),(11)		6/26/00			10/31	Yes

Columbia Floating Rate Fund		2/16/06			7/31	Yes

Columbia Frontier Fund		12/10/84			10/31	Yes

Columbia Global Bond Fund		3/20/89			10/31	No

Columbia Global Equity Fund(5),(6),(11)		5/29/90			10/31	Yes

Columbia Global Extended Alpha Fund		8/1/08			10/31	Yes

Columbia Government Money Market Fund(17)		1/31/77			12/31	Yes

Columbia High Yield Bond Fund(3)		12/8/83			5/31	Yes

Columbia Income Builder Fund(19)		2/16/06			1/31(7)	Yes

Columbia Income Opportunities Fund		6/19/03			7/31	Yes

Columbia Inflation Protected Securities Fund		3/4/04			7/31	No

Statement of Additional Information – March 7, 2011

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
Columbia Large Core Quantitative Fund(4),(19)		4/24/03			7/31	Yes

Columbia Large Growth Quantitative Fund(19)		5/17/07			9/30	Yes

Columbia Large Value Quantitative Fund(19)		8/1/08			9/30	Yes

Columbia Limited Duration Credit Fund(19)		6/19/03			7/31	Yes

Columbia Marsico Flexible Capital Fund		9/28/10			8//31	No

Columbia Mid Cap Growth Opportunity Fund(4),(19)		6/4/57			11/30	Yes

Columbia Mid Cap Value Opportunity Fund(19)		2/14/02			9/30	Yes

Columbia Minnesota Tax-Exempt Fund		8/18/86			8/31(10)	No

Columbia Money Market Fund(19)		10/6/75			7/31	Yes

Columbia Multi-Advisor International Value Fund(11),(19)		9/28/01			10/31	Yes

Columbia Multi-Advisor Small Cap Value Fund(11),(19)		6/18/01			5/31	Yes

Columbia Portfolio Builder Aggressive Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Conservative Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Moderate Aggressive Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Moderate Conservative Fund		3/4/04			1/31	Yes

Columbia Portfolio Builder Moderate Fund		3/4/04			1/31	Yes

Columbia Recovery and Infrastructure Fund		2/19/09			4/30	No

Columbia Retirement Plus 2010 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2015 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2020 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2025 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2030 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2035 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2040 Fund		5/18/06			4/30	Yes

Columbia Retirement Plus 2045 Fund		5/18/06			4/30	Yes

Columbia Select Large-Cap Value Fund(19)		4/25/97			12/31	Yes

Columbia Select Smaller-Cap Value Fund(19)		4/25/97			12/31	Yes

Columbia Seligman Communications and Information Fund(19)		6/23/83			12/31	Yes

Columbia Seligman Global Technology Fund(19)		5/23/94			10/31	Yes

Columbia Short-Term Cash Fund		9/26/06			7/31	Yes

Columbia Strategic Allocation Fund(4)		1/23/85			9/30	Yes

Columbia U.S. Government Mortgage Fund		2/14/02			5/31	Yes

RiverSource California Tax-Exempt Trust	4/7/86		Business Trust	MA	8/31(10)

RiverSource California Tax-Exempt Fund		8/18/86				No

RiverSource Dimensions Series, Inc.	2/20/68, 4/8/86(1)		Corporation	NV/MN	7/31

RiverSource Disciplined Small and Mid Cap Equity Fund		5/18/06				Yes

RiverSource Disciplined Small Cap Value Fund		2/16/06				Yes

RiverSource Global Series, Inc.	10/28/88		Corporation	MN	10/31

Threadneedle Global Equity Income Fund		8/1/08				Yes

RiverSource Government Income Series, Inc.	3/12/85		Corporation	MN	5/31

RiverSource Short Duration U.S. Government Fund(3)		8/19/85				Yes

RiverSource Income Series, Inc.	2/10/45; 4/8/86(1)		Corporation	NV/MN	1/31(7)

Columbia Income Builder Fund II(19)		2/16/06				Yes

Columbia Income Builder Fund III(19)		2/16/06				Yes

RiverSource International Managers Series, Inc.(2)	5/9/01		Corporation	MN	10/31

RiverSource Partners International Select Growth Fund(11)		9/28/01			10/31	Yes

RiverSource Partners International Small Cap Fund(11)		10/3/02			10/31	Yes

Statement of Additional Information – March 7, 2011

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
RiverSource International Series, Inc.(2)	7/18/84		Corporation	MN	10/31

RiverSource Disciplined International Equity Fund		5/18/06				Yes

Threadneedle International Opportunity Fund(4),(5),(11)		11/15/84				Yes

RiverSource Investment Series, Inc.	1/18/40; 4/8/86(1)		Corporation	NV/MN	9/30

RiverSource Balanced Fund(4)		4/16/40				Yes

RiverSource Managers Series, Inc.(2)	3/20/01		Corporation	MN	5/31

RiverSource Partners Fundamental Value Fund(11)		6/18/01				Yes

RiverSource Market Advantage Series, Inc.	8/25/89		Corporation	MN	1/31

Columbia Portfolio Builder Total Equity Fund		3/4/04				Yes

RiverSource S&P 500 Index Fund		10/25/99				Yes

RiverSource Small Company Index Fund		8/19/96				Yes

RiverSource Sector Series, Inc.	3/25/88		Corporation	MN	6/30

RiverSource Real Estate Fund		3/4/04				No

RiverSource Selected Series, Inc.	10/5/84		Corporation	MN	3/31

RiverSource Precious Metals and Mining Fund(9)		4/22/85			3/31	No

RiverSource Special Tax-Exempt Series Trust	4/7/86		Business Trust	MA	8/31(10)

RiverSource New York Tax-Exempt Fund		8/18/86				No

RiverSource Strategic Allocation Series, Inc.(2)	10/9/84		Corporation	MN	9/30

RiverSource Strategic Income Allocation Fund		5/17/07				Yes

RiverSource Tax-Exempt Income Series, Inc.(2)	12/21/78; 4/8/86(1)		Corporation	NV/MN	11/30

RiverSource Tax-Exempt High Income Fund(4)		5/7/79				Yes

RiverSource Tax-Exempt Series, Inc.	9/30/76, 4/8/86(1)		Corporation	NV/MN	11/30

RiverSource Intermediate Tax-Exempt Fund		11/13/96				Yes

RiverSource Variable Series Trust(12)	9/11/07		Business Trust	MA	12/31

Disciplined Asset Allocation Portfolios – Aggressive		5/1/08				Yes

Disciplined Asset Allocation Portfolios – Conservative		5/1/08				Yes

Disciplined Asset Allocation Portfolios – Moderate		5/1/08				Yes

Disciplined Asset Allocation Portfolios – Moderately Aggressive		5/1/08				Yes

Disciplined Asset Allocation Portfolios – Moderately Conservative		5/1/08				Yes

RiverSource Variable Portfolio – Balanced Fund(4)		4/30/86				Yes

RiverSource Variable Portfolio – Cash Management Fund		10/31/81				Yes

RiverSource Variable Portfolio – Core Equity Fund		9/10/04				Yes

RiverSource Variable Portfolio – Diversified Bond Fund(3)		10/13/81				Yes

RiverSource Variable Portfolio – Diversified Equity Income Fund		9/15/99				Yes

RiverSource Variable Portfolio – Dynamic Equity Fund(5),(16)		10/13/81				Yes

RiverSource Variable Portfolio – Global Bond Fund		5/1/96				No

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund(13)		9/13/04				No

RiverSource Variable Portfolio – High Yield Bond Fund(3)		5/1/96				Yes

RiverSource Variable Portfolio – Income Opportunities Fund		6/1/04				Yes

RiverSource Variable Portfolio – Mid Cap Growth Fund(4)		5/1/01				Yes

RiverSource Variable Portfolio – Mid Cap Value Fund		5/2/05				Yes

RiverSource Variable Portfolio – S&P 500 Index Fund		5/1/00				Yes

RiverSource Variable Portfolio – Short Duration U.S. Government Fund(3)		9/15/99				Yes

Seligman Global Technology Portfolio		5/1/96				Yes

Seligman Variable Portfolio – Growth Fund(16)		9/15/99				Yes

Statement of Additional Information – March 7, 2011

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
Seligman Variable Portfolio – Larger-Cap Value Fund(16)		02/4/04				Yes

Seligman Variable Portfolio – Smaller-Cap Value Fund(16)		9/15/99				Yes

Threadneedle Variable Portfolio – Emerging Markets Fund(4),(5),(11)		5/1/00				Yes

Threadneedle Variable Portfolio – International Opportunity Fund(4),(5),(11)		1/13/92				Yes

Variable Portfolio – Aggressive Portfolio		4/14/10				Yes

Variable Portfolio – AllianceBernstein International Value Fund		4/14/10				Yes

Variable Portfolio – American Century Diversified Bond Fund		4/14/10				Yes

Variable Portfolio – American Century Growth Fund		4/14/10				Yes

Variable Portfolio – Columbia Wanger International Equities Fund		4/14/10				Yes

Variable Portfolio – Columbia Wanger U.S. Equities Fund		4/14/10				Yes

Variable Portfolio – Conservative Portfolio		4/14/10				Yes

Variable Portfolio – Davis New York Venture Fund(11),(18)		5/1/06				Yes

Variable Portfolio – Eaton Vance Floating-Rate Income Fund		4/14/10				Yes

Variable Portfolio – Goldman Sachs Mid Cap Value Fund(11),(18)		2/4/04				Yes

Variable Portfolio – Invesco International Growth Fund		4/14/10				Yes

Variable Portfolio – J.P. Morgan Core Bond Fund		4/14/10				Yes

Variable Portfolio – Jennison Mid Cap Growth Fund		4/14/10				Yes

Variable Portfolio – Marsico Growth Fund		4/14/10				Yes

Variable Portfolio – MFS Value Fund		4/14/10				Yes

Variable Portfolio – Moderate Portfolio		4/14/10				Yes

Variable Portfolio – Moderately Aggressive Portfolio		4/14/10				Yes

Variable Portfolio – Moderately Conservative Portfolio		4/14/10				Yes

Variable Portfolio – Mondrian International Small Cap Fund		4/14/10				Yes

Variable Portfolio – Morgan Stanley Global Real Estate Fund		4/14/10				No

Variable Portfolio – NFJ Dividend Value Fund		4/14/10				Yes

Variable Portfolio – Nuveen Winslow Large Cap Growth Fund		4/14/10				Yes

Variable Portfolio – Partners Small Cap Growth Fund		4/14/10				Yes

Variable Portfolio – Partners Small Cap Value Fund(11),(18)		8/14/01				Yes

Variable Portfolio – PIMCO Mortgage-Backed Securities Fund		4/14/10				Yes

Variable Portfolio – Pyramis International Equity Fund		4/14/10				Yes

Variable Portfolio – Wells Fargo Short Duration Government Fund		4/14/10				Yes

Seligman Capital Fund, Inc.	10/21/68	10/9/69	Corporation	MD	12/31	Yes

Seligman Growth Fund, Inc.	1/26/37	4/1/37	Corporation	MD	12/31	Yes

Seligman LaSalle Real Estate Fund Series, Inc.	5/30/03		Corporation	MD	12/31

RiverSource LaSalle Global Real Estate Fund(17)		12/29/06				No

RiverSource LaSalle Monthly Dividend Real Estate Fund(17)		7/16/03				Yes

Seligman Municipal Fund Series, Inc.	8/8/83		Corporation	MD	9/30

Seligman National Municipal Class		12/31/83				Yes

Seligman Minnesota Municipal Class		12/30/83				No

Seligman New York Municipal Class		1/3/84				No

Seligman Municipal Series Trust	7/25/84		Business Trust	MA	9/30

Seligman California Municipal High-Yield Series		11/20/84				No

Seligman California Municipal Quality Series		11/20/84				No

Seligman Portfolios, Inc.	7/1/87		Corporation	MD	12/31

Statement of Additional Information – March 7, 2011

Fiscal
	Date of	Date Began	Form of	State of	Year
Fund*	Organization	Operations	Organization	Organization	End**	Diversified***
Seligman Capital Portfolio		6/21/88				Yes

Seligman Communications and Information Portfolio		10/11/94				Yes

Seligman Large-Cap Value Portfolio		5/1/98				Yes

Seligman Smaller-Cap Value Portfolio		5/1/98				Yes

*	Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names. Effective Sept. 27, 2010, several of the funds were renamed from RiverSource, Seligman and Threadneedle to Columbia.

***	Unless otherwise noted, each fund within the registrant has the same fiscal year end as that noted for the registrant.

***	If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.

(1)	Date merged into a Minnesota corporation incorporated on April 8, 1986.

(2)	Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

(3)	Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio – Bond Fund changed its name to Variable Portfolio – Diversified Bond Fund, Variable Portfolio – Extra Income Fund changed its name to Variable Portfolio – High Yield Bond Fund and Variable Portfolio – Federal Income Fund changed its name to Variable Portfolio – Short Duration U.S. Government Fund.

(4)	Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio – Equity Select Fund changed its name to Variable Portfolio – Mid Cap Growth Fund, Variable Portfolio – Threadneedle Emerging Markets Fund changed its name to Variable Portfolio – Emerging Markets Fund, Variable Portfolio – Threadneedle International Fund changed its name to Variable Portfolio – International Opportunity Fund, and Variable Portfolio – Managed Fund changed its name to Variable Portfolio – Balanced Fund.

(5)	Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio – Capital Resource Fund changed its name to Variable Portfolio – Large Cap Equity Fund, Variable Portfolio – Emerging Markets Fund changed its name to Variable Portfolio – Threadneedle Emerging Markets Fund and Variable Portfolio – International Fund changed its name to Variable Portfolio – Threadneedle International Fund.

(6)	Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

(7)	Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.

(8)	Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

(9)	Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

(10)	Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

(11)	Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Variable Portfolio – Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio – Fundamental Value Fund; RiverSource Variable Portfolio – Select Value Fund changed its name to RiverSource Partners Variable Portfolio – Select Value Fund; and RiverSource Variable Portfolio – Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio – Small Cap Value Fund.

(12)	Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.

(13)	Effective June 8, 2005, Variable Portfolio – Inflation Protected Securities Fund changed its name to Variable Portfolio – Global Inflation Protected Securities Fund.

(14)	Prior to March 7, 2011, Columbia Funds Series Trust II was known as RiverSource Series Trust. Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.

(15)	Prior to March 7, 2011, the certain of the funds were organized as series under various Minnesota and Maryland corporations.

(16)	Effective May 1, 2009, RiverSource Variable Portfolio – Growth Fund changed its name to Seligman Variable Portfolio – Growth Fund, RiverSource Variable Portfolio – Large Cap Equity Fund changed its name to RiverSource Variable Portfolio – Dynamic Equity Fund, RiverSource Variable Portfolio – Large Cap Value Fund changed its name to Seligman Variable Portfolio – Larger-Cap Value Fund, and RiverSource Variable Portfolio – Small Cap Advantage Fund changed its name to Seligman Variable Portfolio – Smaller-Cap Value Fund.

(17)	Effective Sept. 25, 2009, Seligman Cash Management Fund, Inc. changed its name to RiverSource Government Money Market Fund, Inc.; Seligman LaSalle Global Real Estate Fund changed its name to RiverSource LaSalle Global Real Estate Fund; and Seligman LaSalle Monthly Dividend Real Estate Fund changed its name to RiverSource LaSalle Monthly Dividend Real Estate Fund.

(18)	Effective May 1, 2010, RiverSource Partners Variable Portfolio – Fundamental Value Fund changed its name to Variable Portfolio – Davis New York Venture Fund; RiverSource Partners Variable Portfolio – Select Value Fund changed its name to Variable Portfolio – Goldman Sachs Mid Cap Value Fund; and RiverSource Partners Variable Portfolio – Small Cap Value Fund changed its name to Variable Portfolio – Partners Small Cap Value Fund.

(19)	Effective Sept. 27, 2010, RiverSource Limited Duration Bond Fund changed its name to Columbia Limited Duration Credit Fund; RiverSource Mid Cap Growth Fund changed its name to Columbia Mid Cap Growth Opportunity Fund; Threadneedle Emerging Markets Fund changed its name to Columbia Emerging Markets Opportunity Fund; RiverSource Income Builder Basic Income Fund changed its name to Columbia Income Builder Fund; RiverSource Income Builder Moderate Income Builder Fund changed its name to Columbia

Statement of Additional Information – March 7, 2011

Income Builder Fund II; RiverSource Income Builder Enhanced Fund changed its name to Columbia Income Builder Fund III; RiverSource Partners International Select Value Fund changed its name to Columbia Multi-Advisor International Value Fund; Threadneedle Asia Pacific Fund changed its name to Columbia Asia Pacific ex-Japan Fund; RiverSource Disciplined Large Cap Growth Fund changed its name to Columbia Large Growth Quantitative Fund; RiverSource Disciplined Large Cap Value Fund changed its name to Columbia Large Value Quantitative Fund; RiverSource Mid Cap Value Fund changed its name to Columbia Mid Cap Value Opportunity Fund; RiverSource Disciplined Equity Fund changed its name to Columbia Large Core Quantitative Fund; RiverSource Partners Small Cap Value Fund changed its name to Columbia Multi-Advisor Small Cap Value Fund; RiverSource Cash Management Fund changed its name to Columbia Money Market Fund; RiverSource Tax-Exempt Bond Fund changed its name to Columbia AMT-Free Tax-Exempt Bond Fund; Seligman Communications and Information Fund, Inc. changed its name to Columbia Seligman Communications and Information Fund, Inc.; Seligman Global Technology Fund changed its name to Columbia Seligman Global Technology Fund; Seligman Large-Cap Value Fund changed its name to Columbia Select Large-Cap Value Fund; and Seligman Smaller-Cap Value Fund changed its name to Columbia Select Smaller-Cap Value Fund.

Statement of Additional Information – March 7, 2011

Board Members and Officers

Shareholders elect a Board that oversees a fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

On Nov. 7, 2008, Columbia Management announced the closing of its acquisition of J. & W. Seligman & Co. Incorporated (the “Seligman Acquisition”). In connection with the Seligman Acquisition, Messrs. Leroy C. Richie and John F. Maher, who were members of the Seligman funds’ Board prior to Nov. 7, 2008, began service on the Board after the Seligman Acquisition, which resulted in an overall increase from ten directors to twelve for all funds.

Table 26. Board Members

Independent Board Members

	Position held		Other present or
	with funds and	Principal occupation	past directorships	Committee
Name, address, age	length of service	during past five years	(within past 5 years)	memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None	Audit, Board Governance, Compliance, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	None	Audit, Investment Review

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since 3/1/85	Attorney and Consultant	None	Audit, Compliance, Executive, Investment Review

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None	Audit, Investment Review

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None	Board Governance, Compliance, Contracts, Executive, Investment Review

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)	Contracts, Investment Review

Statement of Additional Information – March 7, 2011

	Position held		Other present or
	with funds and	Principal occupation	past directorships	Committee
Name, address, age	length of service	during past five years	(within past 5 years)	memberships
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)	Contracts, Executive, Investment Review

Board Member Affiliated with the Investment Manager*

Position held
	with funds and	Principal occupation	Other present or past directorships	Committee
Name, address, age	length of service	during past five years	(within past 5 years)	memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice president, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President – Annuities, Ameriprise Financial, Inc. since May 2010 (previously President – U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President – Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

Statement of Additional Information – March 7, 2011

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the funds’ other officers are:

Table 27. Fund Officers

Position held
	with funds and	Principal occupation
Name, address, age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 46	President since 5/1/10	Senior Vice President and General Manager – Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 - January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 - April 2010; Treasurer, Columbia Funds, October 2003 - May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 - December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 – April 2010 and Vice President – Asset Management and Trust Company Services, 2006–2009 and Vice President – Operations and Compliance, 2004-2006); Senior Vice President, Columbia Funds, Atlantic Funds and Nations Funds since May 2010

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel – Asset Management, 2005-April 2010 and Vice President – Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 51	Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 – April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 – April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Statement of Additional Information – March 7, 2011

Position held
	with funds and	Principal occupation
Name, address, age	length of service	during past five years
Colin Moore 225 Franklin Street Boston, MA 02110 Age 52	Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack 225 Franklin Street Boston, MA 02110 Age 46	Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 - April 2010

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer since 11/9/05 and Identity Theft Prevention Officer since 2008	Anti – Money Laundering Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since 2008; Vice President – Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

Responsibilities of Board with respect to fund management
The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on fund-related matters with the funds’ Chief Compliance Officer, counsel to the Independent Directors, and representatives of the funds’ service providers and overseeing Board Services. The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Board also oversees fund risks, primarily through the functions (described below) performed by the Investment Review Committee, the Audit Committee and the Compliance Committee.

Committees of the Board
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Directors (persons who are not “interested persons” of the fund as that term is defined in the 1940 Act. The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chair of the Board, acts as a point of contact between the Independent Directors and the investment manager between Board meetings in respect of general matters.

Board Governance Committee — Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters. The committee also reviews candidates for Board membership, including candidates recommended by shareholders.

Statement of Additional Information – March 7, 2011

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director, as encapsulated in their bios included above in Table 26.

The Board believes that the funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board.

PROFESSIONAL BACKGROUND — 2010
Audit
		For Profit;	Non-Profit;					Committee;
		CIO/CFO;	Government;		Legal;			Financial
Name	Geographic	CEO/COO	CEO	Investment	Regulatory	Political	Academic	Expert
Blatz	MN		X		X	X

Carlton	NY			X	X			X

Flynn	MA						X

Jones	MD				X			X

Lewis	MN		X				X

Maher	CT	X		X				X

Paglia	NY	X		X				X

Richie	MI	X			X

Taunton-Rigby	MA	X		X				X

With respect to the directorship of Mr. Truscott, who is not an Independent Director, the committee and the Board have concluded that having a senior member of the investment manager serve on the Board can facilitate the Independent Directors’ increased access to information regarding the funds’ investment manager, which is the funds’ most significant service provider.

Compliance Committee — Supports the funds’ maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the funds’ CCO to meet with Independent Directors on a regular basis to discuss compliance matters.

Contracts Committee — Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

Statement of Additional Information – March 7, 2011

Distribution Committee — Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate.

Executive Committee — Acts for the Board between meetings of the Board.

Investment Review Committee — Reviews and oversees the management of the funds’ assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

Audit Committee — Oversees the accounting and financial reporting processes of the funds and internal controls over financial reporting. Oversees the quality and integrity of the funds’ financial statements and independent audits as well as the funds’ compliance with legal and regulatory requirements relating to the funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the funds’ independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the funds’ risks by, among other things, meeting with the funds’ internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the funds’ Disclosure Controls and Procedures.

This table shows the number of times the committees met during each fund’s most recent fiscal period. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 28. Committee Meetings

	Board					Investment
	Governance	Compliance	Contracts	Distribution	Executive	Review	Audit
Fiscal Period	Committee	Committee	Committee	Committee*	Committee	Committee	Committee
For funds with fiscal period ending January 31	5	5	6	4	2	6	6

For funds with fiscal period ending March 31	5	5	6	4	1	5	6

For funds with fiscal period ending April 30	5	5	6	3	0	5	6

For funds with fiscal period ending May 31	5	5	6	3	0	5	6

For funds with fiscal period ending June 30	5	5	6	2	0	5	6

For funds with fiscal period ending July 31	5	5	6	2	0	5	6

For funds with fiscal period ending August 31	5	5	6	2	0	5	7

For funds with fiscal period ending September 30	5	5	6	1	0	5	7

For funds with fiscal period ending October 31	5	5	6	1	0	5	7

For funds with fiscal period ending November 30	5	5	6	0	0	5	7

For funds with fiscal period ending December 31	6	5	6	0	0	5	8

*	Effective January 2011, the Distribution Committee was dissolved.

Statement of Additional Information – March 7, 2011

BOARD MEMBER HOLDINGS

The following table shows the Board members’ dollar range of equity securities beneficially owned on Dec. 31, 2010 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all funds overseen by the Board members.

Table 29. Board Member Holdings

Based on net asset values as of Dec. 31, 2010:

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member	Fund	the fund	Board Member
Kathleen Blatz	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000	Over $100,000

	Columbia Dividend Opportunity Fund	Over $100,000

	Columbia Emerging Markets Bond Fund	Over 100,000

	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000

	Columbia Energy and Natural Resources Fund	$50,001-$100,000

	Columbia Frontier Fund	$50,001-$100,000

	Columbia Income Opportunities Fund	$50,001-$100,000

	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000

	Columbia Seligman Communications and Information Fund	$10,001-$50,000

	Columbia Strategic Allocation Fund	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource Precious Metals and Mining Fund	$50,001-$100,000

	RiverSource Real Estate Fund	$50,001-$100,000

	Seligman National Municipal Fund	$1-$10,000

	Threadneedle International Opportunity Fund	Over $100,000

	Tri-Continental Corporation	$1-$10,000

Pamela Carlton	Columbia Absolute Return Currency and Income Fund	$1-$10,000	Over $100,000**

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Emerging Markets Opportunity Fund	$1-$10,000

	Columbia Floating Rate Fund*	$50,001-$100,000

	Columbia Global Equity Fund	$1-$10,000

	Columbia Money Market Fund*	$1-$10,000

	RiverSource LaSalle International Real Estate Fund	$1-$10,000

	RiverSource Short Duration U.S. Government Fund	$50,001-$100,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – March 7, 2011

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member	Fund	the fund	Board Member
Patricia M. Flynn	Columbia Money Market Fund*	$10,001-$50,000	Over $100,000**

	Columbia Portfolio Builder Moderate Aggressive Fund*	$50,001-$100,000

	Columbia Seligman Communications and Information Fund*	$50,001-$100,000

	Columbia Strategic Allocation Fund*	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource S&P 500 Index Fund*	$50,001-$100,000

	Seligman Growth Fund*	$10,001-$50,000

	Threadneedle International Opportunity Fund*	$50,001-$100,000

	Tri-Continental Corporation	$10,001-$50,000

Anne Jones	Columbia Diversified Bond Fund	$10,001-$50,000	Over $100,000

	Columbia Diversified Equity Income Fund	$50,001-$100,000

	Columbia Global Bond Fund	Over $100,000

	Columbia Global Equity Fund	$50,001-$100,000

	Columbia High Yield Bond Fund	Over $100,000

	Columbia Large Core Quantitative Fund	$50,001-$100,000

	Columbia Strategic Allocation Fund	$50,001-$100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource Short Duration U.S. Government Fund	Over $100,000

	RiverSource Small Company Index Fund	Over $100,000

	Seligman Growth Fund	$10,001-$50,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – March 7, 2011

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member	Fund	the fund	Board Member
Stephen R. Lewis, Jr.	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000**

	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000

	Columbia Diversified Bond Fund	$1-$10,000

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Dividend Opportunity Fund	$10,001-$50,000

	Columbia Emerging Markets Bond Fund*	$50,001-$100,000

	Columbia Emerging Markets Opportunity Fund*	$50,001-$100,000

	Columbia Global Bond Fund	$10,001-$50,000

	Columbia Income Opportunities Fund*	$50,001-$100,000

	Columbia Large Growth Quantitative Fund*	$10,001-$50,000

	Columbia Limited Duration Credit Fund*	Over $100,000

	Columbia Mid Cap Growth Opportunity Fund	$10,001-$50,000

	Columbia Money Market Fund*	$10,001-$50,000

	Columbia Select Large-Cap Value Fund*	Over $100,000

	Columbia Seligman Communications and Information Fund, Inc.*	Over $100,000

	Columbia Strategic Allocation Fund	$10,001-$50,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$10,001-$50,000

	Threadneedle Global Equity Income Fund	$10,001-$50,000

	Threadneedle International Opportunity Fund*	$10,001-$50,000

	Tri-Continental Corporation	$1-$10,000

John F. Maher	Columbia Money Market Fund*	$10,001-$50,000	Over $100,000**

	Columbia Seligman Communications and Information Fund, Inc.*	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	Seligman National Municipal Fund	$10,001-$50,000

	Tri-Continental Corporation	$50,001-$100,000

Catherine James Paglia	Columbia Floating Rate Fund*	Over $100,000	Over $100,000**

	Columbia Money Market Fund*	$10,001-$50,000

	Columbia Seligman Communications and Information Fund, Inc.*	Over $100,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – March 7, 2011

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member	Fund	the fund	Board Member
Leroy C. Richie	Columbia Diversified Bond Fund	$1-$10,000	Over $100,000

	Columbia Emerging Markets Opportunity Fund	$1-$10,000

	Columbia Frontier Fund, Inc.	$1-$10,000

	Columbia Global Equity Fund	$1-$10,000

	Columbia High Yield Bond Fund	$1-$10,000

	Columbia Large Core Quantitative Fund	$1-$10,000

	Columbia Select Large-Cap Value Fund	$1-$10,000

	Columbia Select Smaller-Cap Value Fund	$1-$10,000

	Columbia Seligman Communications and Information Fund, Inc.	$1-$10,000

	Columbia Seligman Global Technology Fund	$1-$10,000

	RiverSource Balanced Fund	$1-$10,000

	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource Partners International Select Growth Fund	$1-$10,000

	RiverSource Partners International Small Cap Fund	$1-$10,000

	RiverSource Short Duration U.S. Government Fund	$1-$10,000

	Seligman Capital Fund, Inc.	$1-$10,000

	Seligman Growth Fund, Inc.	$1-$10,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$50,001-$100,000

Alison Taunton Rigby	Columbia 120/20 Contrarian Equity Fund	$10,001-$50,000	Over $100,000

	Columbia Absolute Return Currency and Income Fund	$50,001-$100,000

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Emerging Markets Opportunity Fund	Over $100,000

	Columbia Income Builder Fund III	Over $100,000

	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000

	Columbia Multi-Advisor Small Cap Value Fund	$50,001-$100,000

	Columbia Seligman Communications and Information Fund	$50,001-$100,000

	Columbia Strategic Allocation Fund	Over $100,000

	RiverSource Partners International Select Growth Fund	Over $100,000

	Seligman Growth Fund, Inc.	$50,001-$100,000

	Seligman LaSalle International Real Estate Fund, Inc.	$1-$10,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$1-$10,000

Statement of Additional Information – March 7, 2011

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member	Fund	the fund	Board Member
William F. Truscott	Columbia 120/20 Contrarian Equity Fund	$50,001-$100,000	Over $100,000

	Columbia Absolute Return Currency and Income Fund	$10,001-$50,000

	Columbia Acorn International Fund	Over $100,000

	Columbia Acorn Select Fund	Over $100,000

	Columbia Contrarian Core Fund	$50,001-$100,000

	Columbia Corporate Income Fund	$10,001-$50,000

	Columbia Diversified Bond Fund	$10,001-$50,000

	Columbia Diversified Equity Income Fund	$10,001-$50,000

	Columbia Dividend Income Fund	$1-$10,000

	Columbia Dividend Opportunity Fund	$10,001-$50,000

	Columbia Emerging Markets Bond Fund	$1-$10,000

	Columbia Emerging Markets Fund	$10,001-$50,000

	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000

	Columbia Equity Value Fund	$10,001-$50,000

	Columbia Global Bond Fund	Over $100,000

	Columbia Global Equity Fund	Over $100,000

	Columbia High Yield Bond Fund	Over $100,000

	Columbia Income Opportunities Fund	$50,001-$100,000

	Columbia Large Core Quantitative Fund	Over $100,000

	Columbia Large Growth Quantitative Fund	$10,001-$50,000

	Columbia Large Value Quantitative Fund	$50,001-$100,000

	Columbia Limited Duration Credit Fund	Over $100,000

	Columbia Mid Cap Growth Fund	$10,001-$50,000

	Columbia Mid Cap Value Opportunity Fund	$50,001-$100,000

	Columbia Money Market Fund	$1-$10,000

	Columbia Multi-Advisor International Value Fund	$10,001-$50,000

	Columbia Portfolio Builder Moderate Aggressive	$50,001-$100,000

	Columbia Retirement Plus 2035 Fund	$10,001-$50,000

	Columbia Select Large-Cap Growth Fund	$10,001-$50,000

	Columbia Select Large-Cap Value Fund	$10,001-$50,000

	Columbia Select Smaller-Cap Value Fund	Over $100,000

	Columbia Seligman Communications and Information Fund, Inc.	$10,001-$50,000

	Columbia Seligman Global Technology Fund	$50,001-$100,000

	Columbia Seligman Premium Technology Growth Fund, Inc.	$10,001-$50,000

	Columbia Small Cap Core Fund	$10,001-$50,000

	Columbia Small Cap Value Fund I	$10,001-$50,000

	Columbia Strategic Allocation Fund	Over $100,000

	RiverSource Disciplined International Equity Fund	Over $100,000

	RiverSource Disciplined Small and Mid Cap Equity Fund	$50,001-$100,000

Statement of Additional Information – March 7, 2011

Aggregate dollar range
		Dollar range of	of equity securities of all
		equity securities in	Funds overseen by
Board Member	Fund	the fund	Board Member
	RiverSource LaSalle International Real Estate Fund, Inc.	$1-$10,000

	RiverSource Partners International Select Growth Fund	Over $100,000

	RiverSource Strategic Income Allocation Fund	Over $100,000

	Seligman Growth Fund	Over $100,000

	Seligman National Municipal Fund	$1-$10,000

	Tri-Continental Corporation	$10,001-$50,000

*	Deferred compensation invested in share equivalents:

A. Carlton	Columbia Floating Rate Fund	$50,001-$100,000
	Columbia Money Market Fund	$1-$10,000
B. Flynn	Columbia Money Market Fund	$10,001-$50,000
	Columbia Portfolio Builder Moderately Aggressive Fund	$50,001-$100,001
	Columbia Seligman Communications and Information Fund, Inc.	$50,001-$100,000
	Columbia Strategic Allocation Fund	$50,001-$100,000
	RiverSource S&P 500 Index Fund	$50,001-$100,000
	Seligman Growth Fund	$10,001-$50,000
	Threadneedle International Opportunity Fund	$50,001-$100,000
C. Lewis	Columbia Emerging Markets Bond Fund	$50,001-$100,000
	Columbia Emerging Markets Opportunity Fund	$10,001-$50,000
	Columbia Income Opportunities Fund	$10,001-$50,000
	Columbia Large Growth Quantitative Fund	$10,001-$50,000
	Columbia Limited Duration Credit Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Select Large-Cap Value Fund	Over $100,000
	Columbia Seligman Communications and Information Fund, Inc.	$50,001-$100,000
	Threadneedle International Opportunity Fund	$10,001-$50,000
D. Maher	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000
E. Paglia	Columbia Floating Rate Fund	Over $100,000
	Columbia Money Market Fund	$10,001-$50,000
	Columbia Seligman Communications and Information Fund, Inc.	Over $100,000

**	Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, William F. Truscott owned 2.48% of Columbia Retirement Plus 2035 Fund Class A shares and 1.21% of RiverSource Disciplined International Equity Fund Class A shares. The Board members and officers as a group owned less than 1% of the outstanding shares of any class of any other Columbia, RiverSource, Seligman or Threadneedle fund.

Statement of Additional Information – March 7, 2011

COMPENSATION OF BOARD MEMBERS

Total compensation. The following table shows the total compensation paid to independent Board members from all the funds in the last fiscal period.

Table 30. Board Member Compensation – All Funds

	Total Cash Compensation from
Board member(a)	Funds Paid to Board member
Kathleen Blatz	$201,227

Arne H. Carlson(c)	226,354

Pamela G. Carlton	196,227

Patricia M. Flynn	210,475	(b)

Anne P. Jones	203,727

Jeffrey Laikind(d)	189,890	(b)

Stephen R. Lewis, Jr.	400,503	(b)

John F. Maher	210,000	(b)

Catherine James Paglia	203,727

Leroy Richie	198,727

Alison Taunton-Rigby	198,727

(a)	Board member compensation is paid by the funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Compensation noted in the table does not include amounts paid by Ameriprise Financial to Board members for attendance at Board and committee meetings relating to Ameriprise Financial’s acquisition of the long-term asset management business of Columbia Management Group, LLC, including certain of its affiliates. The Chair of the Board did not receive any such compensation from Ameriprise Financial.

(b)	Ms. Flynn, Mr. Laikind, Mr. Lewis and Mr. Maher elected to defer a portion of the total cash compensation payable during the period in the amount of $110,000, $145,938, $86,000 and $210,000, respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.

(c)	Mr. Carlson ceased serving as a member of the Board effective Dec. 31, 2010.

(d)	Mr. Laikind ceased serving as a member of the Board effective Nov. 11, 2010.

The Independent Directors determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Directors, the Independent Directors take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Directors also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Directors, and that they undertake significant legal responsibilities. The Independent Directors also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the Independent Directors take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ Chief Compliance Officer, Counsel to the Independent Directors, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2010, independent Board members will be paid an annual retainer of $125,000. Committee and sub- committee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Board Directors are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Directors are not paid for special meetings conducted by telephone. In 2011, the Board’s Chair will receive total annual cash compensation of $430,000.

The Independent Directors may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource, Seligman or Threadneedle funds in the Fund Family and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on fund assets and liabilities.

Statement of Additional Information – March 7, 2011

Compensation from each fund. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

Table 31. Board Member Compensation — Individual Funds

	Aggregate Compensation from Fund
											Taunton-
Fund	Blatz	Carlson	Carlton(a)	Flynn	Jones	Laikind(b)	Lewis	Maher	Paglia	Richie	Rigby
For funds with fiscal period ending January 31

Columbia Income Builder Fund	*	*	*	*	*	*	*	*	*	*	*

Columbia Income Builder Fund II	*	*	*	*	*	*	*	*	*	*	*

Columbia Income Builder Fund III	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Aggressive	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Conservative	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Moderate	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Moderate Aggressive	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Moderate Conservative	*	*	*	*	*	*	*	*	*	*	*

Columbia Portfolio Builder Total Equity	*	*	*	*	*	*	*	*	*	*	*

RiverSource S&P 500 Index — total	$294	$303	$273	$282	$295	$273	$677	$265	$303	$282	$282
Amount deferred	0	0	96	91	0	25	105	265	0	0	0

RiverSource Small Company Index — total	928	954	862	887	928	862	2,129	834	954	887	887
Amount deferred	0	0	302	287	0	80	329	834	0	0	0

For funds with fiscal period ending March 31

Columbia Equity Value — total	1,720	1,744	1,604	1,653	1,744	1,604	3,776	1,561	1,744	1,629	1,629
Amount deferred	0	0	463	595	0	336	618	1,561	0	0	0

RiverSource Precious Metals and Mining — total	354	359	330	339	359	330	776	321	358	335	335
Amount deferred	0	0	96	122	0	68	127	321	0	0	0

For funds with fiscal period ending April 30

Columbia 120/20 Contrarian Equity — total	103	104	97	100	104	97	221	95	104	99	99
Amount deferred	0	0	24	38	0	29	37	95	0	0	0

Columbia Recovery and Infrastructure — total	912	929	869	903	929	869	1,880	853	929	886	886
Amount deferred	0	0	170	366	0	333	326	853	0	0	0

Columbia Retirement Plus 2010	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2015	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2020	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2025	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2030	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2035	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2040	*	*	*	*	*	*	*	*	*	*	*

Columbia Retirement Plus 2045	*	*	*	*	*	*	*	*	*	*	*

For funds with fiscal period ending May 31

Columbia High Yield Bond — total	4,436	4,626	4,212	4,374	4,495	4,212	9,268	4,114	4,495	4,271	4,271
Amount deferred	0	0	890	1,720	0	1,490	1,594	4,114	0	0	0

Columbia Multi-Advisor Small Cap Value — total	980	1,025	931	968	993	931	2,038	907	993	944	945
Amount deferred	0	0	196	381	0	330	350	907	0	0	0

Statement of Additional Information – March 7, 2011

	Aggregate Compensation from Fund
											Taunton-
Fund	Blatz	Carlson	Carlton(a)	Flynn	Jones	Laikind(b)	Lewis	Maher	Paglia	Richie	Rigby
Columbia U.S. Government Mortgage — total	$664	$687	$625	$643	$671	$625	$1,398	$604	$671	$632	$631
Amount deferred	0	0	160	239	0	170	233	604	0	0	0

RiverSource Partners Fundamental Value — total	1,495	1,556	1,417	1,469	1,514	1,417	3,115	1,378	1,514	1,436	1,436
Amount deferred	0	0	314	570	0	474	532	1,378	0	0	0

RiverSource Short Duration U.S. Government — total	1,779	1,847	1,684	1,742	1,801	1,684	3,725	1,636	1,801	1,705	1,705
Amount deferred	0	0	384	672	0	544	633	1,636	0	0	0

For funds with fiscal period ending June 30

Columbia Dividend Opportunity — total	3,054	3,178	2,932	3,104	3,095	3,062	6,388	3,025	3,095	2,974	2,974
Amount deferred	0	0	534	1,327	0	1,329	1,167	3,025	0	0	0

RiverSource Real Estate — total	424	444	408	435	430	430	884	427	430	414	414
Amount deferred	0	0	69	190	0	199	164	427	0	0	0

For funds with fiscal period ending July 31

Columbia Floating Rate — total	1,013	1,076	972	1,032	1,027	1,017	2,116	1,011	1,027	986	986
Amount deferred	0	0	151	454	0	490	395	1,011	0	0	0

Columbia Income Opportunities — total	1,838	1,952	1,764	1,869	1,862	1,847	3,812	1,832	1,862	1,789	1,789
Amount deferred	0	0	271	826	0	898	714	1,832	0	0	0

Columbia Inflation Protected Securities — total	1,632	1,733	1,566	1,658	1,653	1,639	3,404	1,625	1,653	1,588	1,588
Amount deferred	0	0	244	731	0	790	636	1,625	0	0	0

Columbia Large Core Quantitative — total	10,069	10,674	9,637	10,207	10,203	10,076	20,381	10,019	10,203	9,771	9,771
Amount deferred	0	0	1,502	4,494	0	4,851	3,824	10,019	0	0	0

Columbia Limited Duration Credit — total	1,151	1,233	1,111	1,184	1,168	1,170	2,359	1,158	1,168	1,128	1,128
Amount deferred	0	0	145	539	0	620	453	1,158	0	0	0

Columbia Money Market — total	7,280	7,694	6,974	7,354	7,370	7,272	15,303	7,219	7,370	7,063	7,063
Amount deferred	0	0	1,162	3,195	0	3,350	2,824	7,219	0	0	0

RiverSource Disciplined Small and Mid Cap Equity — total	340	363	327	348	345	344	706	342	345	331	331
Amount deferred	0	0	50	154	0	169	133	342	0	0	0

RiverSource Disciplined Small Cap Value — total	123	131	119	126	125	125	254	124	125	120	120
Amount deferred	0	0	17	56	0	62	48	124	0	0	0

For funds with fiscal period ending August 31

Columbia Diversified Bond — total	10,872	11,740	10,452	11,219	11,014	11,180	21,928	11,153	11,014	10,593	10,593
Amount deferred	0	0	1,384	5,161	0	5,973	4,319	11,153	0	0	0

Columbia Minnesota Tax-Exempt — total	827	891	794	851	837	847	1,665	845	838	804	804
Amount deferred	0	0	108	389	0	445	326	845	0	0	0

RiverSource California Tax-Exempt — total	389	417	373	398	394	396	782	395	394	377	377
Amount deferred	0	0	54	180	0	203	152	395	0	0	0

RiverSource New York Tax-Exempt — total	135	145	129	138	136	137	271	137	136	131	131
Amount deferred	0	0	18	63	0	71	53	137	0	0	0

Statement of Additional Information – March 7, 2011

	Aggregate Compensation from Fund
											Taunton-
Fund	Blatz	Carlson	Carlton(a)	Flynn	Jones	Laikind(b)	Lewis	Maher	Paglia	Richie	Rigby
For funds with fiscal period ending September 30

Columbia Diversified Equity Income — total	$10,932	$12,190	$10,623	$11,419	$11,084	$11,344	$22,170	$11,356	$11,083	$10,775	$10,775
Amount deferred	0	0	1,074	5,407	0	6,674	4,432	11,356	0	0	0

Columbia Large Growth Quantitative — total	1,782	1,986	1,731	1,859	1,806	1,846	3,604	1,848	1,806	1,755	1,755
Amount deferred	0	0	176	878	0	1,083	720	1,848	0	0	0

Columbia Large Value Quantitative — total	645	718	626	672	654	668	1,311	669	654	635	635
Amount deferred	0	0	66	317	0	387	261	669	0	0	0

Columbia Mid Cap Value Opportunity — total	5,352	6,001	5,216	5,636	5,433	5,595	10,813	5,602	5,433	5,296	5,296
Amount deferred	0	0	477	2,703	0	3,397	2,187	5,602	0	0	0

Columbia Strategic Allocation — total	2,819	3,132	2,737	2,936	2,857	2,916	5,735	2,918	2,857	2,775	2,775
Amount deferred	0	0	289	1,382	0	1,690	1,140	2,918	0	0	0

RiverSource Balanced — total	1,503	1,677	1,461	1,569	1,524	1,560	3,056	1,561	1,524	1,482	1,482
Amount deferred	0	0	148	743	0	917	611	1,561	0	0	0

RiverSource Strategic Income Allocation — total	800	901	779	838	811	835	1,625	835	811	790	790
Amount deferred	0	0	73	401	0	504	328	835	0	0	0

Seligman California Municipal High-Yield — total	83	93	81	87	85	87	170	87	84	82	82
Amount deferred	0	0	8	41	0	51	34	87	0	0	0

Seligman California Municipal Quality — total	96	108	94	100	98	100	196	100	98	95	95
Amount deferred	0	0	9	48	0	59	39	100	0	0	0

Seligman Minnesota Municipal — total	162	181	158	169	164	168	330	168	164	159	159
Amount deferred	0	0	16	80	0	99	66	168	0	0	0

Seligman National Municipal — total	1,579	1,766	1,534	1,646	1,599	1,639	3,216	1,638	1,599	1,555	1,555
Amount deferred	0	0	155	780	0	964	642	1,638	0	0	0

Seligman New York Municipal — total	200	224	194	208	202	208	406	208	202	197	197
Amount deferred	0	0	19	99	0	123	81	208	0	0	0

For funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income — total	498	553	483	518	504	515	988	515	504	490	490
Amount deferred	0	0	42	248	0	315	201	515	0	0	0

Columbia Asia Pacific ex-Japan — total	424	506	419	452	428	456	914	452	429	424	424
Amount deferred	0	0	14	232	0	325	195	452	0	0	0

Columbia Emerging Markets Bond — total	605	674	587	630	613	626	1,208	626	613	596	596
Amount deferred	0	0	50	303	0	386	246	625	0	0	0

Columbia Emerging Markets Opportunity — total	1,496	1,676	1,455	1,565	1,516	1,556	2,997	1,557	1,516	1,476	1,476
Amount deferred	0	0	117	757	0	973	615	1,557	0	0	0

Columbia European Equity — total	172	191	167	179	174	178	343	178	174	169	169
Amount deferred	0	0	14	86	0	109	70	178	0	0	0

Columbia Frontier — total	235	273	233	257	239	255	475	255	240	237	237
Amount deferred	0	0	7	132	0	184	103	255	0	0	0

Statement of Additional Information – March 7, 2011

	Aggregate Compensation from Fund
											Taunton-
Fund	Blatz	Carlson	Carlton(a)	Flynn	Jones	Laikind(b)	Lewis	Maher	Paglia	Richie	Rigby
Columbia Global Bond — total	$1,209	$1,353	$1,175	$1,260	$1,225	$1,254	$2,424	$1,254	$1,226	$1,191	$1,191
Amount deferred	0	0	99	607	0	775	495	1,254	0	0	0

Columbia Global Equity — total	1,118	1,243	1,086	1,166	1,134	1,157	2,226	1,158	1,134	1,102	1,102
Amount deferred	0	0	93	559	0	710	453	1,158	0	0	0

Columbia Global Extended Alpha — total	21	23	20	22	21	21	41	21	21	20	20
Amount deferred	0	0	1	10	0	14	9	21	0	0	0

Columbia Multi-Advisor International Value — total	1,761	1,953	1,708	1,832	1,786	1,817	3,500	1,819	1,786	1,733	1,733
Amount deferred	0	0	151	875	0	1,106	711	1,819	0	0	0

Columbia Seligman Global Technology — total	1,215	1,361	1,183	1,274	1,232	1,266	2,434	1,267	1,231	1,200	1,200
Amount deferred	0	0	92	618	0	799	501	1,267	0	0	0

RiverSource Disciplined International Equity — total	1,236	1,371	1,203	1,299	1,256	1,282	2,463	1,284	1,256	1,223	1,223
Amount deferred	0	0	94	627	0	805	504	1,284	0	0	0

RiverSource Partners International Select Growth — total	953	1,061	925	993	966	985	1,901	986	966	939	939
Amount deferred	0	0	79	476	0	605	387	986	0	0	0

RiverSource Partners International Small Cap — total	256	294	252	275	260	273	518	273	260	256	256
Amount deferred	0	0	12	139	0	188	110	273	0	0	0

Threadneedle Global Equity Income — total	73	81	71	76	74	76	146	76	74	72	72
Amount deferred	0	0	6	37	0	48	30	76	0	0	0

Threadneedle International Opportunity — total	947	1,055	920	987	960	980	1,890	980	961	933	933
Amount deferred	0	0	78	474	0	603	385	980	0	0	0

For funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond — total	1,571	1,763	1,532	1,646	1,592	1,640	3,144	1,639	1,592	1,554	1,554
Amount deferred	0	0	62	828	0	1,140	659	1,639	126	0	0

Columbia Mid Cap Growth Opportunity — total	2,294	2,594	2,244	2,436	2,331	2,418	4,569	2,422	2,117	2,280	2,280
Amount deferred	0	0	67	1,241	0	1,732	972	2,422	94	0	0

RiverSource Intermediate
Tax-Exempt — total	227	255	221	237	230	237	454	240	229	224	224
Amount deferred	0	0	9	120	0	165	95	240	16	0	0

RiverSource Tax-Exempt
High Income — total	5,366	6,024	5,235	5,625	5,438	5,602	10,741	5,599	5,438	5,307	5,307
Amount deferred	0	0	213	2,828	0	3,894	2,253	5,599	427	0	0

For funds with fiscal period ending December 31

Columbia Government
Money Market — total	340	384	332	360	345	328	672	357	345	337	337
Amount deferred	0	0	0	188	0	253	145	357	0	0	0

Columbia Select Large-Cap Value — total	808	910	789	851	819	768	1,611	848	819	800	800
Amount deferred	0	0	0	445	0	591	347	848	0	0	0

Columbia Select Smaller-Cap Value — total	984	1,108	962	1,041	999	938	1,943	1,035	998	977	977
Amount deferred	0	0	0	544	0	722	419	1,035	0	0	0

Statement of Additional Information – March 7, 2011

	Aggregate Compensation from Fund
											Taunton-
Fund	Blatz	Carlson	Carlton(a)	Flynn	Jones	Laikind(b)	Lewis	Maher	Paglia	Richie	Rigby
Columbia Seligman Communications and Information — total	$8,560	$9,580	$8,342	$8,981	$8,680	$8,127	$16,999	$8,936	$8,680	$8,462	$8,462
Amount deferred	0	0	0	4,681	0	6,242	3,647	8,936	0	0	0

RiverSource LaSalle
Global Real Estate — total	33	37	32	35	33	31	65	34	33	33	33
Amount deferred	0	0	0	18	0	24	14	34	0	0	0

RiverSource LaSalle Monthly
Dividend Real Estate — total	67	75	66	71	68	64	134	70	68	66	66
Amount deferred	0	0	0	37	0	49	29	70	0	0	0

Seligman Capital — total	548	613	534	575	555	519	1,087	572	555	541	541
Amount deferred	0	0	0	300	0	399	233	572	0	0	0

Seligman Growth — total	3,750	4,196	3,656	3,939	3,805	3,574	7,450	3,917	3,804	3,710	3,710
Amount deferred	0	0	0	2,053	0	2,745	1,598	3,917	0	0	0

*	The Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the affiliated underlying funds in which each Fund-of-Funds invests.

(a)	Mr. Carlson ceased serving as a member of the Board effective Dec. 31, 2010.

(b)	Mr. Laikind ceased serving as a member of the Board effective Nov. 11, 2010.

The funds, Columbia Management, unaffiliated and affiliated subadvisers, and Columbia Management Investment Distributors, Inc. have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated persons of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstance under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Statement of Additional Information – March 7, 2011

Control Persons and Principal Holders of Securities

The following table identifies those investors who, as of 30 days after the end of the fund’s fiscal period, owned 5% or more of any class of a fund’s shares and those investors who owned 25% or more of a fund’s shares (all share classes taken together). Investors who own more than 25% of a fund’s shares are presumed under securities laws to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.

Table 32. Control Persons and Principal Holders of Securities

As of 30 days after the end of the fund’s fiscal period:

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending January 31

Columbia Income Builder	Charles Schwab & Co., Inc. (Charles Schwab)	Class A	24.34%	—
Fund	a brokerage firm in San Francisco, CA

	Columbia Management Investment Advisers, LLC	Class R4	100.00%	—
	(Columbia Management), Minneapolis, MN

Columbia Income Builder	Charles Schwab	Class A	30.24%	26.31%
Fund II		Class R4	48.17%

	Columbia Management	Class R4	51.83%	—

Columbia Income Builder	Charles Schwab	Class A	30.62%	26.58%
Fund III		Class R4	74.05%

	Columbia Management	Class R4	25.95%	—

Columbia Portfolio Builder	Wells Fargo Bank NA (Wells Fargo Bank),	Class R4	52.43%	—
Aggressive	Minneapolis, MN

	Charles Schwab	Class R4	30.18%	—

	GWFS Equities Inc. (GWFS Equities),	Class R4	12.50%	—
	Greenwood Village, CO

Columbia Portfolio Builder	Charles Schwab	Class A	5.32%	—
Conservative		Class R4	20.85%

	Wells Fargo Bank	Class R4	59.72%	—

	Columbia Management	Class R4	13.92%	—

	GWFS Equities	Class R4	5.24%	—

Columbia Portfolio Builder	Charles Schwab	Class R4	54.79%	—

Moderate	Wells Fargo Bank	Class R4	32.25%	—

	MG Trust Company Cust. FBO Becker Tire &	Class R4	9.17%	—
	Treading, Inc., Denver, CO

Columbia Portfolio Builder	Charles Schwab	Class R4	73.17%	—

Moderate Aggressive	Fifth Third Bank TTEE, Cincinnati, OH	Class R4	11.66%	—

	MG Trust Company Cust. FBO Becker Tire &	Class R4	7.96%	—
	Treading, Inc., Denver, CO

	Wells Fargo Bank	Class R4	5.64%	—

Columbia Portfolio Builder	Charles Schwab	Class R4	57.77%	—

Moderate Conservative	Columbia Management	Class R4	30.33%	—

	Wells Fargo Bank	Class R4	11.90%	—

Columbia Portfolio Builder	Wells Fargo Bank	Class R4	52.82%	—

Total Equity	Charles Schwab	Class R4	43.75%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource S&P 500 Index	Charles Schwab	Class A	100.00%	35.16%
		Class Z	21.47%

	Wachovia Bank NA (Wachovia Bank),	Class Z	78.44%	64.76%
	Charlotte, NC

RiverSource Small Company	Charles Schwab	Class A	6.24%	—
Index		Class R4	5.65%

	Wachovia Bank	Class R4	80.56%	—

Funds with fiscal period ending March 31

Columbia Equity Value	Charles Schwab	Class A	5.37%	—

	Columbia Management	Class R	21.35%	—
		Class R5	100.00%	—
		Class W	100.00%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	17.81%	—

	Columbia Portfolio Builder Moderate Fund	Class I	25.96%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.71%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.55%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	17.70%	—

	MG Trust Company, FBO Alumaline Corp. of America, Denver, CO	Class R	71.11%	—

	Frontier Trust Company, FBO Aurora Packing Company 401K, Fargo, ND	Class R	7.54%	—

	John Hancock Life Insurance Company, Buffalo, NY	Class R4	74.65%	—

	Wachovia Bank	Class R3	96.49%	—
		Class R4	19.20%	—

RiverSource Precious	Charles Schwab	Class A	12.26%	—
Metals and Mining		Class R4	57.96%	—

	Columbia Management	Class I	100.00%	—

	Merrill Lynch Pierce Fenner & Smith (MLP Fenner & Smith), Jacksonville, FL	Class C	13.50%	—

	Frontier Trust Company, FBO Jacinto Medical Group PA 401K, Fargo, ND	Class R4	32.22%	—

	MG Trust Company, FBO Saddle Butte Operating, Denver, CO	Class R4	7.99%	—

Funds with fiscal period ending April 30

Columbia 120/20	Columbia Management	Class I	100.00%	—
Contrarian Equity		Class R5	100.00%

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Recovery	Columbia Management	Class R	24.00%	—
and Infrastructure		Class R3	100.00%
		Class R5	33.12%

	Columbia Portfolio Builder Aggressive	Class I	17.50%	—

	Columbia Portfolio Builder Moderate	Class I	26.33%	—

	Columbia Portfolio Builder Moderate Aggressive	Class I	29.60%	—

	Columbia Portfolio Builder Moderate Conservative	Class I	6.80%	—

	Columbia Portfolio Builder Total Equity	Class I	17.31%	—

	Charles Schwab	Class R5	66.86%	—

	Frontier Trust Company FBO Brian P. Sommer	Class R	75.00%	—

	American Enterprise Investment Services Inc. (American Enterprise Investment Services), Minneapolis, MN	Class R4	29.19%	—

	NFS LLC FEBO Cisco Systems Inc., Acton, MA	Class R4	5.96%	—

Columbia Retirement	Columbia Management	Class R	100.00%	—
Plus 2010		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	Wachovia Bank	Class Z	100.00%	63.98%

Columbia Retirement	Columbia Management	Class R	100.00%	—
Plus 2015		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	Wachovia Bank	Class Z	100.00%	76.23%

Columbia Retirement	Columbia Management	Class R3	100.00%	—
Plus 2020		Class R4	100.00%
		Class R5	100.00%

	David T. Matthiesen, Littleton, CO	Class A	8.38%	—

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	80.49%	—

	Matrix Capital Bank MSCS (Matrix Capital), Denver, CO	Class R	14.86%	—

	Wachovia Bank	Class Z	100.00%	75.54%

Columbia Retirement	Columbia Management	Class R	16.35%	—
Plus 2025		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	Eric Taketa, Wailuku, Hi	Class A	8.10%	—

	Anthony D. and Rebecca H. Marken, Lexington, MA	Class A	5.78%	—

	Matrix Capital	Class R	83.64%	—

	Wachovia Bank	Class Z	100.00%	87.25%

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Retirement	Columbia Management	Class R	31.82%	—
Plus 2030		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	John C. Bukowski, Suffern, NY	Class A	10.12%	—

	Steven and Teresa Bockian, Orlando, FL	Class A	5.89%	—

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	68.18%	—

	Wachovia Bank	Class Z	100.00%	87.56%

Columbia Retirement	Columbia Management	Class R	100.00%	—
Plus 2035		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	Gary L. and Karen L. Fournier, Vicksburg, MS	Class A	7.30%	—

	Richard and Stefanie A. Nelson, Hot Springs, SD	Class A	5.23%	—

	Wachovia Bank	Class Z	99.87%	89.55%

Columbia Retirement	Columbia Management	Class R	32.46%	—
Plus 2040		Class R3	100.00%
		Class R4	100.00%
		Class R5	100.00%

	Matrix Capital	Class R	67.53%	—

	Wachovia Bank	Class Z	98.82%	86.36%

Columbia Retirement	Columbia Management	Class R	82.98%	—
Plus 2045		Class R3	100.00%
		Class R4	28.19%
		Class R5	100.00%

	MG Trust Company FBO Applied Reliability Engineering, Denver, CO	Class R	17.02%	—

	Scottrade Inc. FBO Michael C. Davis, St. Louis, MO	Class R4	71.81%	—

	Wachovia Bank	Class Z	100.00%	88.66%

Funds with fiscal period ending May 31

Columbia High Yield Bond	MLP Fenner & Smith	Class C	14.76%	—
		Class R	69.10%

	Columbia Income Builder Fund	Class I	21.74%	—

	Columbia Income Builder Fund II	Class I	37.23%	—

	Columbia Income Builder Fund III	Class I	23.77%	—

	American Enterprise Investment Services	Class W	99.99%	—

	ING Life Insurance and Annuity (ING), Hartford, CT	Class R3	89.20%	—
		Class R4	93.78%

	Massachusetts Mutual	Class R3	6.29%	—

	US Bank National Association, Milwaukee, WI	Class R5	99.52%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Multi-Advisor Small	Columbia Portfolio Builder Aggressive Fund	Class I	16.51%	—

Cap Value	Columbia Portfolio Builder Moderate Fund	Class I	30.26%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	33.96%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	7.68%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	8.91%	—

	Christa Fischer FBO Photo Systems Inc. 401K, Dexter, MI	Class R	5.94%	—

	Robert Guglielmo FBO Grid Electric Inc. 401K. Chester Springs, PA	Class R	5.16%	—

	Hartford Life Insurance Company (Hartford Life),	Class R	84.79%	—
	Weatogue, CT	Class R3	21.70%

	PIMS/Prudential Retirement, Boston, MA	Class R3	66.20%	—

	Reliance Trust Co. FBO VHFA, Atlanta, GA	Class R3	7.83%	—

	VRSCO FBO Pullman Regional Hospital, Houston, TX	Class R4	41.18%	—

	American Enterprise Investment Services	Class R4	30.00%	—

	Edward Dopkin FBO Classic Catering People Inc., Owings Mills, MD	Class R4	5.74%	—

	JP Morgan Chase Bank, Kansas City, MO	Class R5	99.94%	—

Columbia U.S. Government Mortgage	Columbia Income Builder Fund	Class I	25.69%	55.94%	(a)

	Columbia Income Builder Fund II	Class I	31.90%	—

	Columbia Income Builder Fund III	Class I	11.28%	—

	Columbia Portfolio Builder Moderate Fund	Class I	12.20%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.16%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.80%	—

	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	12.12%	—

	MLP Fenner & Smith	Class C	5.25%	—

	Counsel Trust FBO Harvard Mgmt Solutions, Pittsburgh, PA	Class R4	30.76%	—

	American Enterprise Investment Services	Class R4	30.75%	—

	Frontier Trust Co. FBO URY & Moskow LLC, Fargo, ND	Class R4	17.70%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Partners Fundamental Value	Columbia Portfolio Builder Aggressive Fund	Class I	17.66%	32.17%	(a)

	Columbia Portfolio Builder Moderate Fund	Class I	26.20%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.64%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.66%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	17.53%	—

	American Enterprise Investment Services	Class R4	83.80%	—

	Columbia Management	Class R4	5.73%	—

RiverSource Short Duration	Columbia Management	Class W	100.00%	—

U.S. Government	Columbia Portfolio Builder Conservative Fund	Class I	43.31%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	39.88%	—

	Columbia Portfolio Builder Moderate Fund	Class I	16.80%	—

	MLP Fenner & Smith	Class R	79.26%	—

	Frontier Trust Co. FBO North Alabama Insurance, Fargo, ND	Class R	7.93%	—

	Wachovia Bank	Class R4	98.92%	—

Funds with fiscal period ending June 30

Columbia Dividend	Columbia Management	Class R3	100.00%	—
Opportunity		Class W	100.00%	—

	Columbia Income Builder Fund	Class I	10.12%	—

	Columbia Income Builder Fund II	Class I	19.29%	—

	Columbia Income Builder Fund III	Class I	8.56%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	10.93%	—

	Columbia Portfolio Builder Moderate Fund	Class I	16.35%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.32%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	10.80%	—

	MLP Fenner & Smith	Class R	97.90%	—

	VRSCO FBO Hamilton Healthcare, Houston, TX	Class R4	64.38%	—

	American Enterprise Investment Services	Class R4	6.76%	—

	Securian Financial Services, St. Paul, MN	Class R5	38.12%	—

	Counsel Trust FBO Bennett Tueller Johnson & Deere, Pittsburgh, PA	Class R5	15.11%	—

	TD Ameritrade Trust Co., Denver CO	Class R5	13.55%	—

	Counsel Trust FBO Western Gynecological Clinic, Pittsburgh, PA	Class R5	12.04%	—

	Counsel Trust FBO Utah Woolen Mills Profit Sharing Plan, Pittsburgh, PA	Class R5	12.01%	—

	NFS LLC FEBO Sylvia C San Martin TTEE, St. Augustine, FL	Class R5	7.89%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Real Estate	Columbia Management	Class R4	12.42%	68.41%	(a)
		Class W	100.00%

	Columbia Income Builder Fund II	Class I	13.28%	—

	Columbia Income Builder Fund III	Class I	10.48%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	9.81%	—

	Columbia Portfolio Builder Moderate Fund	Class I	23.04%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.72%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	8.24%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	8.21%	—

	American Enterprise Investment Services	Class R4	87.58%	—

For funds with fiscal period ending July 31

Columbia Floating Rate	Columbia Management	Class R5	100.00%	27.75%	(a)
		Class W	100.00%	—

	Columbia Income Builder Fund	Class I	12.28%	—

	Columbia Income Builder Fund II	Class I	35.22%	—

	Columbia Income Builder Fund III	Class I	21.95%	—

	Columbia Portfolio Builder Moderate Fund	Class I	12.95%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	9.21%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.17%	—

	Charles Schwab	Class A	6.52%	—

	MLP Fenner & Smith	Class C	9.19%	—

	American Enterprise Investment Services	Class R4	64.03	—

	NFS LLC FEBO American Trust & Svgs, Dubuque, IA	Class R4	7.31%	—

Columbia Income Opportunities	Columbia Portfolio Builder Aggressive Fund	Class I	5.58%	—

	Columbia Portfolio Builder Moderate Fund	Class I	39.73%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	22.91%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	18.80%	—

	Columbia Income Builder Fund II	Class I	6.41%	—

	MLP Fenner & Smith	Class B	6.32%	—
		Class C	8.83%	—

	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	7.78%	—

	American Enterprise Investment Services	Class R4	12.78%	—

	GWFS Equities	Class R4	84.82%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Inflation Protected Securities	RiverSource Life Insurance Company, Minneapolis, MN	Class R4	13.62%	31.95%	(a)

	Columbia Income Builder Fund	Class I	9.81%	—

	Columbia Income Builder Fund II	Class I	9.74%	—

	Columbia Portfolio Builder Conservative Fund	Class I	10.06%	—

	Columbia Portfolio Builder Moderate Fund	Class I	28.92%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	16.65%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	13.74%	—

	Citigroup Global Markets, Owings Mills, MD	Class C	15.08%	—

	MLP Fenner & Smith	Class C	9.31%	—
		Class R	64.40%	—

	Frontier Trust Co. FBO Moen 401K, Fargo, ND	Class R	5.97%	—

	Frontier Trust Co. FBO B & L Corp. 401K, Fargo, ND	Class R	5.91%	—

	Frontier Trust Co. FBO C. Anthony Phillips Accountancy, Fargo, ND	Class R	5.91%	—

	Matrix Capital Bank MSCS, Denver, Co	Class R4	68.92%	—

	RiverSource Life Insurance Co.	Class R4	7.21%	—

	American Enterprise Investment Services Inc.	Class W	99.96%	—

Columbia Large Core	Columbia Management	Class R	100.00%	—
Quantitative

	Disciplined Asset Allocation Moderate Fund	Class I	6.94%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	10.92%	—

	Columbia Portfolio Builder Moderate Fund	Class I	16.57%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	18.58%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	10.77%	—

	American Enterprise Investment Services	Class W	99.99%	—

	MLP Fenner & Smith	Class C	9.73%	—
		Class R	78.57%	—

	Wachovia Bank	Class R4	95.66%	—
		Class R5	99.91%	—

Columbia Limited Duration Credit	Columbia Management	Class W	100.00%	—

	Columbia Portfolio Builder Conservative Fund	Class I	38.30%	—

	Columbia Portfolio Builder Moderate Fund	Class I	13.20%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	7.60%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	35.57%	—

	MLP Fenner & Smith	Class C	9.58%	—

	American Enterprise Investment Services Inc.	Class R4	85.91%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Money Market	Columbia Management	Class R	100.00%	—

	Columbia Income Builder Fund	Class I	35.70%	—

	Columbia Portfolio Builder Conservative Fund	Class I	52.27%	—

	Columbia Management	Class B	6.67%	—

	Columbia Management	Class C	28.62%	—

	Frontier Trust Co. FBO Mythics, Inc. 401K, Fargo, ND	Class R5	54.23%	—

	Frontier Trust Co. FBO Greatmats.com Corp., Fargo, ND	Class R5	30.29%	—

	Counsel Trust DBA MATC FBO Harvard Management Solutions 401K, Pittsburgh, PA	Class R5	5.67%	—

	American Enterprise Investment Services	Class W	99.99%	—

	Wachovia Bank	Class Y	99.67%	—

	Columbia Management	Class Z	99.97%	—

RiverSource Disciplined	Columbia Management	Class R4	82.91%	—
Small and Mid Cap Equity

	Disciplined Asset Allocation Aggressive Fund	Class I	7.82%	—

	Disciplined Asset Allocation Moderate Fund	Class I	22.13%	—

	Disciplined Asset Allocation Moderately Aggressive Fund	Class I	16.28%	—

	Disciplined Asset Allocation Moderately Conservative Fund	Class I	8.42%	—

	Columbia Retirement Plus Fund 2020	Class I	5.77%	—

	Columbia Retirement Plus Fund 2025	Class I	7.60%	—

	Columbia Retirement Plus Fund 2030	Class I	7.31%	—

	Columbia Retirement Plus Fund 2035	Class I	5.60%	—

	Brian C. Burghardt, Glendale, WI	Class B	6.39%	—

	Louiselle A. Pilegi, Agawam,MA	Class B	6.21%	—

	Jennifer Woolbright, Reston, VA	Class C	14.29%	—

	Carl L. and Vicki L. Ulepich, Frontenac, KS	Class C	10.98%	—

	Patrick J. and Edilia I. Powers, Forest Park, IL	Class C	9.95%	—

	Mary Caroline Walsh Murguia, San Antonio, TX	Class C	7.45%	—

	American Enterprise Investment Services	Class R4	17.09%	—
		Class W	99.99%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Disciplined	Columbia Management	Class B	6.09%	91.93%	(a)
Small Cap Value		Class C	6.42%
		Class R	100.00%
		Class R3	67.31%

	Columbia Income Builder Fund	Class I	29.39%	—

	Columbia Income Builder Fund II	Class I	46.90%	—

	Columbia Income Builder Fund III	Class I	23.69%	—

	Eric B. and Lucilla Henderson, Lake Jackson, TX	Class B	9.49%	—

	Doris M. Tole, Pittsburgh, PA	Class B	9.21%	—

	Kenneth E. Farnen, Homer, AK	Class B	9.01%	—

	Marilyn A. and Gary F. Consorto, Vonore, TN	Class B	6.13%	—

	Donald R. Chmielewski, Isle, MN	Class B	5.65%	—

	Morgan Stanley Smith Barney, Jersey City, NJ	Class C	20.08%	—

	Sanford A. Greentree, Westlake Vlg, CA	Class C	19.83%	—

	Jill Thompson, Moundsview, MN	Class C	9.29%	—

	Bea Vande Merwe, Salt Lake City, UT	Class C	9.07%	—

	Timothy E. Releford, New York, NY	Class C	8.66%	—

	Richard T. Castiano, Fort Myers, FL	Class C	7.81%	—

	MG Trust Company, Denver, CO	Class R3	32.69%	—

Funds with fiscal period ending August 31

Columbia Diversified Bond	Columbia Management	Class R3	93.14%	—
		Class W	100.00%

	American Enterprise Investment Services	Class W	99.99%	—

	Citigroup Global Markets, Owings Mills, MD	Class C	29.63%	—

	MLP Fenner & Smith	Class C	15.31%	—
		Class R	52.20%	—

	Columbia Portfolio Builder Conservative Fund	Class I	6.41%	—

	Columbia Portfolio Builder Moderate Fund	Class I	34.21%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	20.02%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	10.17%	—

	MG Trust Company, Denver, CO	Class R	15.70%	—

	Frontier Trust Co. FBO Thomas J. King, Fargo, ND	Class R	12.89%	—

	Wachovia Bank	Class R4	99.08%	—

	Patricks Plain,Easton, MD	Class R5	55.69%	—

	American Enterprise Investment Services	Class R5	39.90%	—

Columbia Minnesota Tax-Exempt	Leonard and Marion Hoppe, Graceville, MN	Class B	6.59%	—

	Richard J. and Mary H. Hill, St. Louis Park, MN	Class B	6.41%	—

	Lois Drontle, Eden Prairie, MN	Class B	5.20%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource California Tax-Exempt	First Clearing, LLC, Moss Family Trust, Descan SO, CA	Class A	11.83%	—

	ETrade Clearing LLC, Merrifield, VA	Class A	7.41%	—

	Sara L. Oswald, San Diego, CA	Class A	6.29%	—

	Kathleen Scopaz, San Clemente, CA	Class B	17.51%	—

	Angelo Bomio, Salinas, CA	Class B	12.52%	—

	Gerald L. and JoAnne Karels, Tulare, CA	Class B	8.89%	—

	Columbia Management	Class B	8.69%	—

	Miriam A. and Myrin C. Wilcox, Porterville, CA	Class B	6.15%	—

	Brian W. Robins, San Diego, CA	Class B	5.17%	—

	American Enterprise Investment Services	Class C	26.91%

	MLP Fenner & Smith	Class C	5.96%

RiverSource New York	Jeffrey B. Seller, New York, NY	Class A	7.67%	—

Tax-Exempt	American Enterprise Investment Service	Class A	6.28%	—

	MLP Fenner & Smith	Class B	25.97%	—

	Edward Ebler, Babylon, NY	Class B	15.14%	—

	Sharon Ganz, Forest Hills, NY	Class B	12.89%	—

	Vincent J. Solimine, Glen Cove, NY	Class B	7.80%	—

	Richard Clark, Somers, NY	Class B	5.11%	—

	Thomas W. and Susan M. Noonan, Clifton Park, Ny	Class C	43.74%	—

	Ena S. Ryan, Brooklyn, NY	Class C	22.49%	—

	Frederic I. Nelson, Oceanside, NY	Class C	16.15%	—

	Ottoviano Asarese, Buffalo, NY	Class C	15.07%	—

	Joseph P. and Cynthia A. Dowd, Wynantskill, NY	Class C	14.46%	—

	James H. Sisung, Staatsburg, NY	Class C	13.47%	—

	James R. And Kelly S. Betters, Leroy, NY	Class C	12.01%	—

	Arthur E. and Gertrude Kranz, S. Farmingdale, NY	Class C	11.76%	—

	Christopher Paul Pellegrini, Rye, NY	Class C	11.58%	—

	First Clearing LLC, St. Louis, MO	Class C	11.17%	—

	Melinda and James Coates, Rego Park, NY	Class C	10.19%	—

	Lauren M. Trotta, New York, NY	Class C	10.02%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending September 30

Columbia Diversified Equity	Columbia Management	Class W	100.00%	—
Income		Class Z	12.25%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.43%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.92%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.43%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.85%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.94%	—

	Hartford Life	Class R	52.88%	—

	Hartford Securities Distribution Company Inc., Hartford, CT	Class R	14.58%	—

	GWFS Equities	Class R	11.46	—
		Class R3	74.33%	—
		Class R5	10.29%	—

	Wachovia Bank	Class R	14.96%	—
		Class R3	8.12%	—
		Class R4	28.86%	—
		Class R5	28.95%	—

	Tomorrow’s Scholar, Milwaukee, WI	Class R4	12.16%	—

	American Century Investments, Kansas City, MO	Class R4	6.47%	—

	ING	Class R4	13.39%	—
		Class R5	33.41%	—

	Ameriprise Trust Company	Class R5	8.09%	—

	Taynik & Co., Boston, MA	Class R5	7.37%	—

	Mercer Trust Company FBO Johnson Outdoors Inc., Norwood, MA	Class R5	7.26%	—

	Suchetha M. Prabhu, Essex Jct, VT	Class Z	87.75%	—

Columbia Large Growth	Columbia Management	Class R	100.00%	30.62%(a	)
Quantitative		Class R4	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	13.78%	—

	Columbia Portfolio Builder Moderate Fund	Class I	21.24%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	23.27%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	5.42%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	13.39%	—

	MLP Fenner & Smith	Class C	48.20%	—

	American Enterprise Investment Services Inc.	Class W	99.98%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Large Value	Columbia Management	Class C	8.02%	42.46%(a	)
Quantitative		Class R	100.00%
		Class R4	55.13%
		Class Z	100.00%

	SSB and Trust Co., Boston, MA	Class I	45.24%	—

	Columbia Income Builder Fund	Class I	7.88%	—

	Columbia Income Builder Fund II	Class I	8.62%	—

	RiverSource Disciplined Asset Allocation Portfolio Moderate	Class I	8.25%	—

	RiverSource Disciplined Asset Allocation Portfolio Moderately Aggressive	Class I	5.74%	—

	American Enterprise Investment Services Inc.	Class W	99.98%	—

	Jay Hunter and Mary Sue Hyer, Winter Haven, FL	Class A	5.77%	—

	James Spirito, Hillsdale, NJ	Class B	14.43	—

	Theresa Strassburger, Albuquerque, NM	Class B	9.89%	—

	Richard W. and Robin O. Wagner, Oakland Park, IL	Class B	9.28%	—

	Kevin Heniff, Mokena, IL	Class B	9.05%	—

	Carolynn C. Heine, Crete, IL	Class B	6.77%	—

	Tristan Hotaling, Black Hawk, CO	Class C	20.37%	—

	Pershing LLC, Jersey City, NJ	Class C	19.10%	—

	Ramona A. Scarth Family Trust, Henderson, NV	Class C	8.02%	—

Columbia Mid Cap Value	Columbia Management	Class W	100.00%	—
Opportunity		Class Z	10.03%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.42%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.90%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.45%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.85%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—

	MLP Fenner & Smith	Class C	19.32%	—

	Hartford Life	Class R	78.27%	—
		Class R3	14.89%	—

	State Street Bank Cust FBO ADP Access, Boston, MA	Class R3	8.40%	—

	Wells Fargo Bank	Class R3	5.98%	—

	GWFS Equities	Class R3	43.17%	—

	Wachovia Bank	Class R4	17.63%	—

	ING	Class R4	17.69%	—
		Class R5	13.59%	—

	John Hancock Life Insurance Company, Buffalo, NY	Class R4	21.93%	—

	NFS LLC FEBO 401K Finops IC Funds, Covington, KY	Class R4	24.49%	—

	Wells Fargo Bank	Class R5	9.94%	—

	Standard Insurance Co.	Class R5	8.19%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
	State Street Bank & Trust IRA Mary L. Kloser, Seeley Lake, MT	Class Z	89.97%	—

Columbia Strategic Allocation	Columbia Management	Class I	100.00%	—
		Class R	100.00%
		Class Z	100.00%

	American Enterprise Investment Services Inc.	Class R4	70.28%	—

RiverSource Balanced	Columbia Management	Class R	6.71%	—
		Class R5	28.03%

	MLP Fenner & Smith	Class C	7.45%	—
		Class R	77.01%

	Citigroup Global Markets	Class C	5.89%	—

	Frontier Trust Company FBO, B & L Corp. 401K, Fargo, ND	Class R	16.28%	—

	Wachovia Bank	Class R4	100.00%	—

	American Enterprise Investment Services Inc.	Class R5	67.64%	—

RiverSource Strategic Income	Columbia Management	Class R	100.00%	—
Allocation Fund

	Patrick’s Plain	Class R5	97.99%	—

	American Enterprise Investment Services Inc.	Class R4	81.72%	—

Seligman California Municipal	Citigroup Global Markets	Class A	6.05%	—
High Yield Series		Class C	11.51%

	MLP Fenner & Smith	Class A	6.23%	—
		Class C	19.15%

	Morgan Stanley & Co. (Morgan Stanley), Jersey City, NJ	Class A Class C	5.38% 15.24%	—

	Christopher Ranch LLC, Gilroy, CA	Class C	11.14%	—

Seligman California Municipal	MLP Fenner & Smith	Class C	67.74%	—
Quality Series

	Citigroup	Class C	5.52%	—

	Morgan Stanley	Class A	11.49%	—

	First Clearing LLC Alice Ogden Trust, Calle Real, CA	Class A	5.13%	—

Seligman Minnesota Municipal	Edward D. Jones & Co., Maryland H&S, MO	Class A	17.62%	—

	MLP Fenner & Smith	Class C	10.33%	—

	Citigroup	Class C	5.29%	—

	UBS Financial Services Inc. FBO Ethelyn C. Engel, Cold Spring, MN	Class C	7.40%	—

	Anne E. Brass, Anoka, MN	Class C	6.72%	—

Seligman National Municipal	Citigroup Global Markets	Class A	6.40%	—
		Class C	12.95%

	MLP Fenner & Smith	Class A	8.51%	—

	Edward D. Jones & Co. Maryland H&S, MO	Class C	6.30%	—

Seligman New York Municipal	Citigroup Global Markets	Class C	5.97%	—

	MLP Fenner & Smith	Class C	22.86%	—

	RBC Capital Markets Corp. FBO James Grunebaum, Buffalo, NY	Class C	6.64%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending October 31

Columbia Absolute Return Currency and Income	Columbia Management	Class Z	5.08%	—

	RiverSource Disciplined Asset Allocation Conservative Fund	Class I	9.22%	—

	RiverSource Disciplined Asset Allocation Moderate Fund	Class I	9.03%	—

	RiverSource Disciplined Asset Allocation Moderately Conservative Fund	Class I	6.63%	—

	Columbia Income Builder Fund	Class I	26.68%	—

	Columbia Income Builder Fund III	Class I	9.60%	—

	Columbia Income Builder Fund II	Class I	32.54%	—

	American Enterprise	Class W	99.98%	—

	MLP Fenner & Smith	Class C	5.56%	—

	Stephen W. Lemmon, Austin TX	Class Z	70.93%	—

	State Street Bank & Trust IRA James Harold Maret, Hartwell, GA	Class Z	23.99%	—

Columbia Asia Pacific ex-	Columbia Management	Class C	16.03%	—
Japan		Class I	100.00%
		Class R	100.00%
		Class Z	100.00%

	American Enterprise	Class A	56.81%	—
		Class C	83.97%

	MAC & Co., Pittsburgh, PA	Class R5	16.87%	—

Columbia Emerging Markets	Columbia Management	Class R4	9.47%	31.69%	(a)

Bond	Disciplined Asset Allocation Conservative Fund	Class I	5.10%	—

	Disciplined Asset Allocation Moderate Fund	Class I	6.65%	—

	Columbia Income Builder Fund III	Class I	25.08%	—

	Columbia Income Builder Fund II	Class I	39.79%	—

	Columbia Income Builder Fund	Class I	14.01%	—

	American Enterprise Investment Services, Inc.	Class R4	79.93%	—
		Class W	99.95%

	Citigroup Global Markets	Class C	17.66%	—

	MLP Fenner & Smith	Class C	10.83%	—

	MG Trust Company FBO Synergy Seven Inc., Denver, CO	Class R4	6.71%	—

	LPL Financial	Class Z	47.20%	—

	State Street Bank & Trust, Okate, SC	Class Z	9.94%	—

	RBC Capital Markets Corp. FBO Joan A. Jagow, Chagrin Falls, OH	Class Z	6.56%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Emerging Markets	Columbia Management	Class W	100.00%	—
Opportunity		Class Z	9.85%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.88%	—

	Columbia Portfolio Builder Moderate Fund	Class I	27.53%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.22%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.99%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	17.36%	—

	MLP Fenner & Smith	Class C	33.15%	—
		Class R	79.92%	—

	American Enterprise Investment Services, Inc.	Class R4	33.14%	—

	Patricks Plain LLC, Easton, MD	Class R5	84.14%	—

	State Street Bank & Trust Roth IRS Kimberly V. Flower, El Portal, FL	Class Z	51.53%	—

	State Street Bank & Trust IRA Zafar H. Fatimi, Bellport, NY	Class Z	20.06%	—

	State Street Bank & Trust Jennifer A. George Cust.	Class Z	18.56%	—

Columbia European Equity	Columbia Management	Class R4	13.72%	—
		Class Z	100.00%

	American Enterprise Investment Services	Class R4	11.10%	—

	Columbia Retirement Plus 2015 Fund	Class I	10.61%	—

	Columbia Retirement Plus 2020 Fund	Class I	14.27%	—

	Columbia Retirement Plus 2025 Fund	Class I	19.71%	—

	Columbia Retirement Plus 2030 Fund	Class I	18.11%	—

	Columbia Retirement Plus 2035 Fund	Class I	13.79%	—

	Columbia Retirement Plus 2040 Fund	Class I	10.13%	—

	Columbia Retirement Plus 2045 Fund	Class I	10.37%	—

	Citigroup Global Markets	Class C	6.37%	—

	MG Trust Company Cust. FBO Urologic Surgery, P.C. 401K, Denver, CO	Class R4	71.45%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Frontier	Columbia Management	Class R4	12.36%	32.79%	(a)
		Class Z	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	17.46%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.00%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	26.95%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.88%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—

	MLP Fenner & Smith	Class C	19.23%	—
		Class R	41.51%

	American Enterprise Investment Services	Class R4	77.27%	—

	Frontier Trust Company FBO Financial Network Audit, LLC	Class R	17.68%	—

	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K	Class R	7.98%	—

	Frontier Trust Company FBO Dedicated Systems	Class R	7.08%	—

	Seligman Advisors Inc., Minneapolis, MN	Class R	8.14%	—

	Accutek Packaging Equipment Company 401K	Class R	7.26%	—

	Gramma Fisher Foundation, Easton, MD	Class R5	68.74%	—

	Patricks Plain LLC, Easton, MD	Class R5	28.20%	—

Columbia Global Bond	Columbia Management	Class R	100.00%	36.61%	(a)
		Class Z	10.75%

	Columbia Income Builder Fund II	Class I	5.76%	—

	Columbia Portfolio Builder Conservative Fund	Class I	10.94%	—

	Columbia Portfolio Builder Moderate Fund	Class I	31.65%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	17.91%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	14.98%	—

	American Enterprise Investment Services	Class R4	75.23%	—

	Leslie Betts FBO Pharmacy Administrative Solutions	Class R4	7.31%	—

	Michael Gallina FBO Manns Jewelers Inc.	Class R4	5.46%	—

	State Street Bank & Trust, Alexandria, VA	Class Z	64.05%	—

	Edward D. Jones & Co., Maryland Hts., MO	Class Z	20.95%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Global Equity	Columbia Management	Class R	10.21%	—
		Class R5	23.24%
		Class W	100.00%
		Class Z	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	12.15%	—

	Columbia Portfolio Builder Moderate Fund	Class I	32.75%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	35.55%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	8.22%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	8.42%	—

	MLP Fenner & Smith	Class C	7.45%	—

	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401K, Fargo, ND	Class R	21.64%	—

	MG Trust Company Cust. FBO Applied Reliability Engineering, Denver, CO	Class R	20.41%	—

	Frontier Trust Company FBO Financial Network Audit, LLC, Fargo, ND	Class R	18.68%	—

	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	Class R	13.49%	—

	Frontier Trust Company FBO Nile Project, Inc., Fargo, ND	Class R	6.95%	—

	Accutek Packaging Equipment Company 401K	Class R	6.08%	—

	Wachovia Bank	Class R4	98.08%	—

	American Enterprise Investment Services, Inc.	Class R5	76.76%	—

Columbia Global Extended Alpha	Columbia Management	Class C Class I	5.16% 100.00%	51.12%	(a)

		Class R	99.99%
		Class R4	11.55%
		Class Z	9.63%

	Charles Schwab	Class C	7.31%	—

	American Enterprise Investment Services, Inc.	Class B	70.30%	—
		Class C	69.49%
		Class R4	88.46%

	Pershing LLC, Jersey City, NJ	Class C	11.75%	—

	Charles Schwab	Class C	7.31%	—

	TD Ameritrade Inc., Omaha, NE	Class Z	90.37%	—

Columbia Multi-Advisor	Columbia Management	Class Z	100.00%	27.51%	(a)
International Value

	Columbia Portfolio Builder Aggressive Fund	Class I	17.37%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.92%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.32%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.83%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.83%	—

	American Enterprise Investment Services	Class R4	45.15%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Seligman Global Technology	Columbia Management	Class Z	14.14%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	17.47%	—

	Columbia Portfolio Builder Moderate Fund	Class I	26.77%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.51%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.87%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.95%	—

	MLP Fenner & Smith	Class A	9.11%	—
		Class B	6.50%
		Class C	19.64%
		Class R	12.72%

	Morgan Stanley, Jersey City, NJ	Class C	5.05%	—

	Hartford Life Insurance Co., Hartford, CT	Class R	65.14%	—

	American Enterprise Investment Services	Class R4	30.81%	—

	Frontier Trust Company FBO Chalet Dental Care 401K	Class R	5.36%	—

	MAC & Co., Pittsburgh, PA	Class R5	99.84%	—

	Julie Rosenfield, Broadmore Rd.	Class Z	85.86%	—

RiverSource Disciplined International Equity	Columbia Management	Class R Class R4	100.00% 14.43%	32.26%	(a)

	Disciplined Asset Allocation Moderate Fund	Class I	12.32%	—

	Disciplined Asset Allocation Moderately Aggressive Fund	Class I	8.49%	—

	Columbia Income Builder Fund III	Class I	6.20%	—

	Columbia Income Builder Fund II	Class I	7.79%	—

	Columbia Portfolio Builder Aggressive Fund	Class I	7.96%	—

	Columbia Portfolio Builder Moderate Fund	Class I	12.41%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	13.44%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	7.72%	—

	American Enterprise Investment Services, Inc.	Class C	6.39%	—
		Class R4	81.31%
		Class W	99.98%

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Partners International Select Growth	Columbia Portfolio Builder Aggressive Fund	Class I	17.39%	50.49%	(a)

	Columbia Portfolio Builder Moderate Fund	Class I	26.88%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.33%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.82%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.86%	—

	MLP Fenner & Smith	Class C	8.34%	—

	Frontier Trust Company FBO U.S. Tank Alliance, Inc., Fargo, ND	Class R	22.11%	—

	Frontier Trust Company FBO A & B Builders Inc. 401K, Fargo, ND	Class R	19.03%	—

	Accutek Packaging Equipment Company 401K	Class R	16.12%	—

	Frontier Trust Company FBO B & L Corporation 401K, Fargo, ND	Class R	11.15%	—

	Frontier Trust Company FBO Financial Network Audit, LLC, Fargo, ND	Class R	10.83%	—

	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401, Fargo, ND	Class R	7.63%	—

	American Enterprise Investment Services	Class R4	55.61%	—

	New York Life Trust Company, Parsippany, NY	Class R4	15.20%	—

	Patricks Plain LLC, Easton, MD	Class R5	97.34%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource Partners International Small Cap	Columbia Portfolio Builder Aggressive Fund	Class I	17.35%	26.35%	(a)

	Columbia Portfolio Builder Moderate Fund	Class I	27.00%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.22%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.84%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.88%	—

	MLP Fenner & Smith	Class A	8.09%	—
		Class C	18.88%

	Frontier Trust Company FBO EFK Moen 401K Plan, Fargo, ND	Class R	17.46%	—

	Frontier Trust Company FBO Sales West Partners Inc. 401K, Fargo, ND	Class R	9.85%	—

	Frontier Trust Company FBO Edward Sales Corp. 401K, Fargo, ND	Class R	8.54%	—

	Frontier Trust Company FBO B & L Corporation 401K, Fargo, ND	Class R	8.05%	—

	Frontier Trust Company FBO Dedicated Systems, Fargo, ND	Class R	6.35%	—

	Frontier Trust Company FBO Financial Network Audit, LLC, Fargo, ND	Class R	5.94%	—

	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401, Fargo, ND	Class R	5.68%	—

	Frontier Trust Company FBO Fulton Communications 401K Plan, Fargo, ND	Class R	5.19%	—

	Taynik & Co., Quincy, MA	Class R4	53.11%	—

	Patricks Plain LLC, Easton, MD	Class R5	96.00%	—

	Massachusetts Mutual Life Insurance Co., Springfield, MA	Class R4	37.43%	—

Threadneedle Global Equity	Columbia Management	Class I	100.00%	—
Income		Class R	95.23%
		Class R4	32.83%

	American Enterprise Investment Services	Class C	12.47%	—
		Class R4	67.16%

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Threadneedle International Opportunity	Columbia Portfolio Builder Aggressive Fund	Class I	17.38%	30.49%	(a)

	Columbia Portfolio Builder Moderate Fund	Class I	26.88%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	29.35%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.80%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	16.86%	—

	Frontier Trust Company FBO EFK Moen 401K Plan, Fargo, ND	Class R	18.77%	—

	Frontier Trust Company FBO Sales West Partners Inc. 401K, Fargo, ND	Class R	9.95%	—

	Frontier Trust Company FBO B & L Corporation 401K, Fargo, ND	Class R	9.78%	—

	Frontier Trust Company FBO C. Anthony Phillips Accountancy 401, Fargo, ND	Class R	9.02%	—

	Frontier Trust Company FBO Dedicated Systems, Fargo, ND	Class R	7.69%	—

	Frontier Trust Company FBO Financial Network Audit, LLC, Fargo, ND	Class R	7.18%	—

	Frontier Trust Company FBO General Truck Sales Corp. 401K, Fargo, ND	Class R	7.13%	—

	Frontier Trust Company FBO Edward Sales Corp. 401K, Fargo, ND	Class R	6.98%	—

	Frontier Trust Company FBO Nordaas American Homes of MN Lake 401K, Fargo, ND	Class R	5.31%	—

	Frontier Trust Company FBO Jay Lerman MD PC. 401K, Fargo, ND	Class R4	33.10%	—

	American Enterprise Investment Services, Inc.	Class R4	51.22%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending November 30

Columbia AMT-Free Tax-Exempt Bond	None	N/A	N/A	—

Columbia Mid Cap Growth	Columbia Management	Class R	11.21%	—
Opportunity		Class R3	28.51%
		Class R	100.00%

	Columbia Portfolio Builder Aggressive Fund	Class I	18.40%	—

	Columbia Portfolio Builder Moderate Fund	Class I	27.57%	—

	Columbia Portfolio Builder Moderate Aggressive Fund	Class I	30.63%	—

	Columbia Portfolio Builder Moderate Conservative Fund	Class I	6.72%	—

	Columbia Portfolio Builder Total Equity Fund	Class I	14.51%	—

	MLP Fenner & Smith	Class C	9.73%	—

	Orchard Trust Company LLC Custodian FBO	Class R	88.79%	—

	Oppenheimer Funds, Greenwood Village, CO

	MG Trust Company FBO Body Masters Inc., Denver, CO	Class R3	57.09%	—

	MG Trust Company FBO Central Jersey Collision, Denver, CO	Class R3	14.39%	—

	Wachovia Bank	Class R4	84.04%	—

	Orchard Trust Company LLC FBO Silgan Plastics, Greenwood Village, CO	Class R4	5.40%	—

RiverSource Intermediate Tax-Exempt	Mayank K. & Jayshri M. Shah, Marion, OH	Class C	10.28%	—

RiverSource Tax-Exempt High Income	None	N/A	N/A	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Funds with fiscal period ending December 31

Columbia Government Money Market	Morgan Stanley Smith Barney	Class B	5.52%	—

	Frontier Trust Company FBO Piedmont Cardiology Assocs, Fargo, ND	Class R	21.07%	—

	Counsel Trust FBO Phonic Ear Holdings Inc. 401K, Pittsburgh, PA	Class R	18.74%	—

	Frontier Trust Company FBO Hospice Advantage 401K, Fargo, ND	Class R	9.52%	—

	Frontier Trust Company FBO ED Fagan Inc. 401K, Fargo, ND	Class R	8.67%	—

	Frontier Trust Company FBO A&B Builders 401K, Fargo, ND	Class R	6.56%	—

	Frontier Trust Company FBO First Security Bank of Nevada 401K, Fargo, ND	Class R	5.77%	—

	Patricks Plain, Easton, MD	Class R5	58.39%	—

	MG Trust Company FBO Seattle Goodwill Industries 403B, Denver, CO	Class R5	21.08%	—

	Gramma Fischer Foundation, Easton, MD	Class R5	19.57%	—

	Thomas R. Bales Cust, Novado, CA	Class Z	17.58%	—

	Living Trust of Frederick Hemker, Maple Grove, MN	Class Z	12.40%	—

	Edward D. Jones & Co., Maryland Heights, MO	Class Z	7.12%	—

	Mary K Parent, Hillsboro, OR	Class Z	6.20%	—

	Om P. Chhabra, Huntington, CT	Class Z	6.01%	—

	Portland Chinese Scholarship Foundation, Clackamas, OR	Class Z	5.86%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Select Large-Cap	Columbia Management	Class R4	28.69%	—
Value		Class Z	37.59%

	Portfolio Builder Aggressive	Class I	16.15%	—

	Portfolio Builder Moderate	Class I	24.11%	—

	Portfolio Builder Moderate Aggressive	Class I	26.91%	—

	Portfolio Builder Moderate Conservative	Class I	5.83%	—

	Portfolio Builder Total Equity	Class I	16.14%	—

	American Enterprise Investment Services	Class W	99.98%	—

	Morgan Stanley Smith Barney	Class A	37.64%	—

	New York Life Trust Company, Parsippany, NJ	Class A	6.59%	—

	MLP Fenner & Smith	Class A	7.58%	—
		Class B	17.72%
		Class C	36.60%
		Class R	75.88%

	Citigroup Global Markets	Class A	11.69%	—
		Class B	6.36%
		Class C	6.20%

	Gramma Fischer Foundation	Class R5	26.08%	—

	Charles Schwab	Class R4	71.31%	—
		Class R5	23.57%

	State Street Bank & Trust	Class R5	40.24%	—

	Miriam A. Wolf, Green Valley, AZ	Class Z	62.41%	—

Columbia Select Smaller-Cap Value	Portfolio Builder Aggressive	Class I	19.83%	—

	Portfolio Builder Total Equity	Class I	59.02%	—

	MLP Fenner & Smith	Class C	30.77%	—
		Class R	61.76%

	DCGT FBO Principal Financial Group, Des Moines, IA	Class R	11.70%	—

	Wachovia Bank	Class R4	96.64%	—

	Charles Schwab	Class R5	10.06%	—

	Gramma Fisher Foundation	Class R5	51.43%	—

	Patricks Plain LLC	Class R5	35.50%	—

	State Street Bank & Trust	Class Z	97.81%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Columbia Seligman Communications and Information	Columbia Management	Class R3	6.92%	—

	UBS WM USA, Weehawken, NJ	Class C	7.92%	—

	Portfolio Builder Aggressive	Class I	17.74%	—

	Portfolio Builder Moderate	Class I	26.39%	—

	Portfolio Builder Moderate Aggressive	Class I	29.62%	—

	Portfolio Builder Moderate Conservative	Class I	6.40%	—

	Portfolio Builder Total Equity	Class I	17.79%	—

	MLP Fenner & Smith	Class A	12.12%	—
		Class B	19.82%
		Class C	21.83%
		Class R	36.38%
		Class R5	55.98%

	Citigroup Global Markets	Class B	7.58%	—
		Class C	6.79%

	MG Trust Company FBO Exceptional Software	Class R3	13.31%	—
	Strategies, Denver, Co	Class R4	28.72%	—
	Charles Schwab	Class R5	11.48%

	Hartford Life Insurance Co., Hartford, CT	Class R	26.45%	—

	JPMorgan Chase Bank, New York, NY	Class R	14.10%	—

	Pershing LLC, Jersey City, NJ	Class R3	72.95%	—

	Gramma Fisher Foundation	Class R5	8.61%	—

	Patricks Plain LLC	Class R5	6.40%	—

	RBC Capital Markets Corp.	Class Z	10.54%	—

	TD Ameritrade, Omaha, NE	Class Z	8.34%	—

	LPL Financial, San Diego, CA	Class Z	5.76%	—

	Frontier Trust Company FBO Red River Employers 401K, Fargo, ND	Class R4	66.32%	—

RiverSource LaSalle Global	Columbia Management	Class A	23.73%	55.80%(a	)
Real Estate		Class R4	67.03%

	Seligman Advisors	Class A	8.92%	—

	Morgan Stanley Smith Barney	Class A	12.00%	—

	MLP Fenner & Smith	Class A	8.92%	—
		Class C	28.58%
		Class R	81.77%

	Portfolio Builder Aggressive	Class I	57.11%	—

	Portfolio Builder Total Equity	Class I	42.79%

	Frontier Trust Company FBO CBS-IO, 401K, Fargo, ND	Class R	5.25%	—

	Richard Roberts FBO Mountaineer Gas Services, Tulsa, OK	Class R	6.81%	—

	Charles Schwab	Class R4	20.71%	—

	Scottrade Inc. FBO Jeffrey Powers IRA, Saint Louis, MO	Class R4	12.26%	—

	Gramma Fisher Foundation	Class R5	61.67%	—

	Patricks Plain LLC	Class R5	37.90%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
RiverSource LaSalle Monthly Dividend Real Estate	Columbia Management	Class R4	34.52%	—

	Portfolio Builder Moderate Aggressive	Class I	99.63%	—

	MLP Fenner & Smith	Class A	28.66%	—
		Class B	19.78%
		Class C	54.56%
		Class R	82.68%

	Citigroup Global Markets	Class B	7.65%	—
		Class C	5.21%

	UBS WM USA, Weehawken, NJ	Class B	7.18%	—
		Class C	6.14%

	Scottrade Inc. FBO Kenny K. Fong, Saint Louis, MO	Class R4	56.60%	—

	Charles Schwab	Class R4	8.88%	—

	Gramma Fisher Foundation	Class R5	61.05%	—

	Patricks Plain LLC	Class R5	36.73%	—

Seligman Capital	Portfolio Builder Aggressive	Class I	36.93%	—

	Portfolio Builder Moderate Aggressive	Class I	7.86%	—

	Portfolio Builder Total Equity	Class I	55.15%	—

	MLP Fenner & Smith	Class B	9.10%	—
		Class C	27.22%
		Class R	68.44%

	Gramma Fisher Foundation	Class R5	56.10%	—

	Patricks Plain LLC	Class R5	40.68%	—

Statement of Additional Information – March 7, 2011

		Fund Shares		Percent of Fund
Fund	Shareholder name, city and state	Share Class	Percentage	(if greater than 25%)
Seligman Growth	Portfolio Builder Aggressive	Class I	17.73%	—

	Portfolio Builder Moderate	Class I	26.51%	—

	Portfolio Builder Moderate Aggressive	Class I	29.56%	—

	Portfolio Builder Moderate Conservative	Class I	6.40%	—

	Portfolio Builder Total Equity	Class I	17.75%	—

	MLP Fenner & Smith	Class C	5.23%	—

	Accuteck Packaging Company, Vista, CA	Class R	24.93%	—

	Frontier Trust Company FBO Financial Network Audit 401K, Fargo, ND	Class R	11.15%	—

	Frontier Trust Company FBO EFK Moen 401K, Fargo, ND	Class R	10.91%	—

	Frontier Trust Company FBO B & L Corporation 401K, Fargo, ND	Class R	7.33%	—

	Frontier Trust Company FBO C. Anthony Philips Accountancy 401K, Fargo, ND	Class R	6.05%	—

	Frontier Trust Company FBO Edwards Sales 401K, Fargo, ND	Class R	5.83%	—

	Ameriprise Trust Company	Class R4	92.00%	—

	Wacovia Bank	Class R4	7.47%	—

	Gramma Fisher Foundation	Class R5	85.95%	—

	Charles Schwab	Class R5	13.19%	—

(a)	Combination of all share classes of Columbia Management initial capital and affiliated funds-of-funds’ investments.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of affiliated funds in the Fund Family (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, Columbia Management or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent Columbia Management, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by Columbia Management or an affiliate, represent more than 25% of a fund, Columbia Management and its affiliated companies may be deemed to control the fund.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the 1940 Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the

Statement of Additional Information – March 7, 2011

“Eighth Circuit”) on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the “Supreme Court”), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Independent Registered Public Accounting Firm

For RiverSource and Threadneedle funds, the financial statements for the fiscal years ended on or after July 31, 2007, and for Seligman funds, the financial statements for the fiscal years ended on or after Sept. 30, 2009 contained in a fund’s Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds. For RiverSource funds, the financial statements for periods ended on or before June 30, 2007 were audited by other auditors. For Seligman funds, the financial statements for periods ended on or before Dec. 31, 2008 were audited by Deloitte & Touche LLP.

Statement of Additional Information – March 7, 2011

Appendix A

DESCRIPTION OF RATINGS

Standard & Poor’s Long-Term Debt Ratings.
A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

•	Nature of and provisions of the obligation.

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Statement of Additional Information – March 7, 2011

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s Long-Term Debt Ratings
Aaa – Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A – Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa – Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds that are rated Ba are judged to have speculative elements – their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B – Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa – Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca – Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C – Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s Long-Term Debt Ratings
Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

Statement of Additional Information – March 7, 2011

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade
BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor’s Commercial Paper Ratings
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor’s Muni Bond and Note Ratings
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Statement of Additional Information – March 7, 2011

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.

Moody’s Short-Term Ratings
Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch’s Short-Term Ratings
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The

Statement of Additional Information – March 7, 2011

short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

Statement of Additional Information – March 7, 2011

Appendix B

STATE TAX-EXEMPT FUNDS
STATE RISK FACTORS

The State Tax-Exempt Funds invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state’s tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund’s shares to change more than the values of funds’ shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state’s economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

•	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

•	natural disasters and ecological or environmental concerns;

•	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;

•	the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

•	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

Statement of Additional Information – March 7, 2011
B-1

Appendix C

RiverSource S&P 500 Index Fund

ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Statement of Additional Information – March 7, 2011
C-1

Appendix D

Class A – Calculation of the Sales Charge
Sales charges are determined as shown in the following table. The table is organized by investment category. You can find your fund’s investment category in Table 1.

	Sales charge(a) as a percentage of:
		Public offering	Net amount
Fund category	Total market value	price(b)	invested
	$0 – $49,999	5.75%	6.10%

	$50,000 – $99,999	4.50%	4.71%

	$100,000 – $249,999	3.50%	3.63%

Balanced, Equity, Fund-of-funds – equity*	$250,000 – $499,999	2.50%	2.56%

	$500,000 – $999,999	2.00%	2.04%

	$1,000,000 or more(c),(d)	0.00%	0.00%

	$0 – $49,999	4.75%	4.99%

	$50,000 – $99,999	4.25%	4.44%

Fund-of-funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income	$100,000 – $249,999	3.50%	3.63%

	$250,000 – $499,999	2.50%	2.56%

	$500,000 – $999,999	2.00%	2.04%

	$1,000,000 or more(c),(d)	0.00%	0.00%

For Columbia Absolute Return Currency and Income Fund, Columbia Floating Rate Fund, Columbia Inflation Protected Securities Fund, Columbia Limited Duration Credit Fund, RiverSource Intermediate Tax-Exempt Fund and RiverSource Short Duration U.S. Government Fund	$0 – $99,999	3.00%	3.09%

	$100,000 – $249,999	2.50%	2.56%

	$250,000 – $499,999	2.00%	2.04%

	$500,000 – $999,999	1.50%	1.52%

	$1,000,000 or more(c),(d)	0.00%	0.00%

*	RiverSource S&P 500 Index Fund is not subject to a front-end sales change on Class A shares.

(a)	Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value of $1 million or more, and therefore no re-allowance, the distributor may pay a selling and/or servicing agent the following out of its own resources: 1.00% on purchases from $1 million up to but not including $3 million; 0.50% on purchases of $3 million up to but not including $50 million; and 0.25% on amounts of $50 million or more. The distributor may be reimbursed if a CDSC is deducted when the shares are redeemed.

(d)	For eligible employee benefit plans, selling and/or servicing agents are eligible to receive from the distributor the following sales commissions on purchases that are coded as commission eligible trades: 1.00% on all purchases up to but not including $3 million, including those in amounts of less than $1 million; up to 0.50% on all purchases of $3 million up to but not including $50 million; and up to 0.25% on all purchases of $50 million or more.

Statement of Additional Information – March 7, 2011
D-1

Appendix E

Legacy Columbia Funds

Legacy Columbia funds are funds that were branded Columbia or Columbia Acorn prior to Sept. 27, 2010.

Columbiasm Acorn® Fund
Columbiasm Acorn International®
Columbiasm Acorn International Select®
Columbiasm Acorn Select®
Columbiasm Acorn USA®
Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Blended Equity Fund
Columbia Bond Fund
Columbia California Intermediate Municipal Bond Fund
Columbia California Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Conservative High Yield Fund
Columbia Contrarian Core Fund
Columbia Convertible Securities Fund
Columbia Core Bond Fund
Columbia Corporate Income Fund (formerly known as Columbia Income Fund)
Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Energy and Natural Resources Fund
Columbia Federal Securities Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia Global Value Fund
Columbia Greater China Fund
Columbia High Income Fund
Columbia High Yield Municipal Fund
Columbia High Yield Opportunity Fund
Columbia Intermediate Bond Fund
Columbia Intermediate Municipal Bond Fund
Columbia International Bond Fund
Columbia International Growth Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Large Cap Core Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Growth Fund
Columbia Large Cap Index Fund
Columbia Large Cap Value Fund
Columbia Liberty Fund
Columbia LifeGoal® Balanced Growth Portfolio
Columbia LifeGoal® Growth Portfolio
Columbia LifeGoal® Income and Growth Portfolio
Columbia LifeGoal® Income Portfolio
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Global Fund
Columbia Marsico Growth Fund
Columbia Marsico International Opportunities Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Masters International Equity Portfolio
Columbia Mid Cap Core Fund
Columbia Mid Cap Growth Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Multi-Advisor International Equity Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Overseas Value Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Select Large Cap Growth Fund
Columbia Select Opportunities Fund
Columbia Select Small Cap Fund
Columbia Short Term Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Short-Intermediate Bond Fund
Columbia Small Cap Core Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Strategic Income Fund
Columbia Strategic Investor Fund
Columbia Tax-Exempt Fund
Columbia Technology Fund
Columbiasm Thermostat Fund®
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund
Columbia Value and Restructuring Fund
Columbia Virginia Intermediate Municipal Bond Fund
Columbia World Equity Fund

Statement of Additional Information – March 7, 2011
E-1

Appendix F

Legacy RiverSource Funds

Legacy RiverSource funds include RiverSource, Seligman and Threadneedle funds, funds renamed effective Sept. 27, 2010 to bear the Columbia brand, and certain other funds. Prior fund names are noted in parenthesis.

Columbia 120/20 Contrarian Equity Fund (formerly known as RiverSource 120/20 Contrarian Equity Fund)
Columbia Absolute Return Currency and Income Fund (formerly known as RiverSource Absolute Return Currency and Income Fund)
Columbia AMT-Free Tax-Exempt Bond Fund (formerly known as RiverSource Tax-Exempt Bond Fund)
Columbia Asia Pacific ex-Japan Fund (formerly known as Threadneedle Asia Pacific Fund)
Columbia Diversified Bond Fund (formerly known as RiverSource Diversified Bond Fund)
Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund)
Columbia Dividend Opportunity Fund (formerly known as RiverSource Dividend Opportunity Fund)
Columbia Emerging Markets Bond Fund (formerly known as RiverSource Emerging Markets Bond Fund)
Columbia Emerging Markets Opportunity Fund (formerly known as Threadneedle Emerging Markets Fund)
Columbia Equity Value Fund (formerly known as RiverSource Equity Value Fund)
Columbia European Equity Fund (formerly known as Threadneedle European Equity Fund)
Columbia Floating Rate Fund (formerly known as RiverSource Floating Rate Fund)
Columbia Frontier Fund, Inc. (formerly known as Seligman Frontier Fund, Inc.)
Columbia Global Bond Fund (formerly known as RiverSource Global Bond Fund)
Columbia Global Equity Fund (formerly known as Threadneedle Global Equity Fund)
Columbia Global Extended Alpha Fund (RiverSource Global Extended Alpha Fund)
Columbia Government Money Market Fund, Inc. (formerly known as RiverSource Government Money Market Fund, Inc.)
Columbia High Yield Bond Fund (formerly known as RiverSource High Yield Bond Fund)
Columbia Income Builder Fund (formerly known as RiverSource Income Builder Basic Income Fund)
Columbia Income Builder Fund II (formerly known as RiverSource Income Builder Moderate Income Fund)
Columbia Income Builder Fund III (formerly known as RiverSource Income Builder Enhanced Income Fund)
Columbia Income Opportunities Fund (formerly known as RiverSource Income Opportunities Fund)
Columbia Inflation Protected Securities Fund (formerly known as RiverSource Inflation Protected Securities Fund)
Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund)
Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund)
Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund)
Columbia Limited Duration Credit Fund (formerly known as RiverSource Limited Duration Bond Fund)
Columbia Marsico Flexible Capital Fund
Columbia Mid Cap Growth Opportunity Fund (formerly known as RiverSource Mid Cap Growth Fund)
Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund)
Columbia Minnesota Tax-Exempt Fund (formerly known as RiverSource Minnesota Tax-Exempt Fund)
Columbia Money Market Fund (formerly known as RiverSource Cash Management Fund)
Columbia Multi-Advisor International Value Fund (formerly known as RiverSource Partners International Select Value Fund)
Columbia Multi-Advisor Small Cap Value Fund (formerly known as RiverSource Partners Small Cap Value Fund)
Columbia Portfolio Builder Aggressive Fund (formerly known as RiverSource Portfolio Builder Aggressive Fund)
Columbia Portfolio Builder Conservative Fund (formerly known as RiverSource Portfolio Builder Conservative Fund)
Columbia Portfolio Builder Moderate Aggressive Fund (formerly known as RiverSource Portfolio Builder Moderate Aggressive Fund)
Columbia Portfolio Builder Moderate Conservative Fund (formerly known as RiverSource Portfolio Builder Moderate Conservative Fund)
Columbia Portfolio Builder Moderate Fund (formerly known as RiverSource Portfolio Builder Moderate Fund)
Columbia Portfolio Builder Total Equity Fund (formerly known as RiverSource Portfolio Builder Total Equity Fund)
Columbia Recovery and Infrastructure Fund (formerly known as RiverSource Recovery and Infrastructure Fund)
Columbia Retirement Plus 2010 Fund (formerly known as RiverSource Retirement Plus 2010 Fund)
Columbia Retirement Plus 2015 Fund (formerly known as RiverSource Retirement Plus 2015 Fund)
Columbia Retirement Plus 2020 Fund (formerly known as RiverSource Retirement Plus 2020 Fund)
Columbia Retirement Plus 2025 Fund (formerly known as RiverSource Retirement Plus 2025 Fund)
Columbia Retirement Plus 2030 Fund (formerly known as RiverSource Retirement Plus 2030 Fund)
Columbia Retirement Plus 2035 Fund (formerly known as RiverSource Retirement Plus 2035 Fund)
Columbia Retirement Plus 2040 Fund (formerly known as RiverSource Retirement Plus 2040 Fund)

Statement of Additional Information – March 7, 2011
F-1

Columbia Retirement Plus 2045 Fund (formerly known as RiverSource Retirement Plus 2045 Fund)
Columbia Select Large-Cap Value Fund (formerly known as Seligman Large-Cap Value Fund)
Columbia Select Smaller-Cap Value Fund (formerly known as Seligman Smaller-Cap Value Fund)
Columbia Seligman Communications and Information Fund, Inc. (formerly known as Seligman Communications and Information Fund, Inc.)
Columbia Seligman Global Technology Fund (formerly known as Seligman Global Technology Fund)
Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund)
Columbia Strategic Allocation Fund (formerly known as RiverSource Strategic Allocation Fund)
Columbia U.S. Government Mortgage Fund (formerly known as RiverSource U.S. Government Mortgage Fund)
RiverSource Balanced Fund
RiverSource California Tax-Exempt Fund
RiverSource Disciplined International Equity Fund
RiverSource Disciplined Small and Mid Cap Equity Fund
RiverSource Disciplined Small Cap Value Fund
RiverSource Intermediate Tax-Exempt Fund
RiverSource LaSalle Global Real Estate Fund
RiverSource LaSalle Monthly Dividend Real Estate Fund
RiverSource New York Tax-Exempt Fund
RiverSource Partners Fundamental Value Fund
RiverSource Partners International Select Growth Fund
RiverSource Partners International Small Cap Fund
RiverSource Precious Metals and Mining Fund
RiverSource Real Estate Fund
RiverSource S&P 500 Index Fund
RiverSource Short Duration U.S. Government Fund
RiverSource Small Company Index Fund
RiverSource Strategic Income Allocation Fund
RiverSource Tax-Exempt High Income Fund
Seligman California Municipal High Yield Series
Seligman California Municipal Quality Series
Seligman Capital Fund, Inc.
Seligman Growth Fund, Inc.
Seligman Minnesota Municipal Class
Seligman National Municipal Class
Seligman New York Municipal Class
Threadneedle Global Equity Income Fund
Threadneedle International Opportunity Fund

S-6500 CV (3/11)

Statement of Additional Information – March 7, 2011
F-2

Portfolio of Investments

Nov. 30, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Municipal Bonds (96.9%)
Issue	Coupon	Principal
description(e,f)	rate	amount		Value(a)

Alabama (0.3%)
Alabama Special Care Facilities Financing Authority Revenue Bonds Series 2008A-1
06-01-12	5.000%	$250,000		$264,208

Arizona (2.2%)
Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006
01-01-14	5.000	500,000		506,690
01-01-18	5.000	500,000		503,195
Salt River Project Agricultural Improvement & Power District Revenue Bonds Series 2009A
01-01-22	5.000	1,000,000		1,113,760

Total				2,123,645

California (8.5%)
California Housing Finance Agency Revenue Bonds Home Mortgage Series 2006H (FGIC) A.M.T.
08-01-30	5.750	315,000		320,100
California Housing Finance Agency Revenue Bonds Home Mortgage Series 2006K A.M.T.
02-01-42	5.500	315,000		320,273
California Housing Finance Agency Revenue Bonds Home Mortgage Series 2007D (FGIC) A.M.T.
08-01-17	4.350	500,000		498,255
California State Department of Water Resources Revenue Bonds Power Supply Series 2008H
05-01-22	5.000	500,000		545,890
City of San Jose Revenue Bonds Series 2007A (AMBAC) A.M.T.
03-01-16	5.000	375,000		408,649
City of Vernon Revenue Bonds Series 2009A
08-01-21	5.125	1,000,000		1,028,400
County of Sacramento Revenue Bonds Series 2009B
07-01-24	5.000	1,000,000		1,025,980
Southern California Public Power Authority Revenue Bonds Windy Flats Project1 Series 2010
07-01-30	5.000	875,000	(h)	898,433
State of California Unlimited General Obligation Bonds Various Purpose Series 2009
04-01-22	5.250	1,000,000		1,058,000
State of California Unlimited General Obligation Bonds Various Purpose Series 2010
03-01-25	5.000	1,000,000		1,007,290
State of California Unlimited General Obligation Refunding Bonds Series 2009A
07-01-21	5.250	1,000,000		1,106,510

Total				8,217,780

Colorado (2.7%)
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007
12-01-17	4.800	495,000		411,736

See accompanying Notes to Portfolio of Investments.

16  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount		Value(a)

Colorado (cont.)
Colorado Health Facilities Authority Revenue Bonds Evangelical Lutheran Series 2005
06-01-23	5.250%	$500,000		$509,415
North Range Metropolitan District No. 1 Limited General Obligation Refunding Bonds Series 2007 (ACA)
12-15-15	5.000	365,000		347,181
12-15-17	5.000	350,000		323,680
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007
12-15-14	5.500	555,000		548,079
Regional Transportation District Certificate of Participation Series 2010A
06-01-25	5.000	500,000	(i)	500,750

Total				2,640,841

District of Columbia (1.9%)
District of Columbia Water & Sewer Authority Revenue Bonds Series 2009A
10-01-24	5.000	1,000,000		1,068,520
Metropolitan Washington Airports Authority Refunding Revenue Bonds Series 2007A (AMBAC) A.M.T.
10-01-22	4.750	750,000		758,993

Total				1,827,513

Florida (1.2%)
Sterling Hill Community Development District Special Assessment Bonds Series 2003B
11-01-10	5.500	155,000	(b,h)	108,423
Village Center Community Development District Revenue Bonds Subordinated Series 2003B
01-01-18	6.350	1,000,000		1,006,310

Total				1,114,733

Georgia (3.9%)
Appling County Development Authority Revenue Bonds Georgia Power Co. Plant Hatch Project Series 2006 (AMBAC)
07-01-16	4.400	500,000		510,265
Gwinnett County Water & Sewerage Authority Revenue Bonds Series 2008
08-01-19	5.000	1,000,000		1,173,080
State of Georgia Unlimited General Obligation Bonds Series 2007G
12-01-17	5.000	1,750,000		2,094,890

Total				3,778,235

Illinois (0.1%)
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A
11-15-12	5.50	500,000	(b,c,h)	139,600

Indiana (1.3%)
Indiana Finance Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B
02-15-24	5.000	1,000,000		1,003,110
Purdue University Revenue Bonds Student Facilities System Series 2009A
07-01-21	5.000	200,000		224,404

Total				1,227,514

Iowa (1.4%)
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C
06-01-17	5.000	730,000		804,343

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  17

Portfolio of Investments (continued)

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount	Value(a)

Iowa (cont.)
Iowa Finance Authority Revenue Bonds Iowa State Revolving Fund Series 2008
08-01-20	5.250%	$500,000	$585,580

Total			1,389,923

Kansas (1.1%)
City of Salina Improvement Refunding Revenue Bonds Salina Regional Health Series 2006
10-01-22	5.000	500,000	514,460
University of Kansas Hospital Authority Improvement Refunding Revenue Bonds Kansas University Health System Series 2006
09-01-23	5.000	500,000	524,130

Total			1,038,590

Louisiana (0.6%)
Louisiana State Citizens Property Insurance Corp. Revenue Bonds Series 2006B (AMBAC)
06-01-16	5.000	500,000	538,880

Massachusetts (8.1%)
Commonwealth of Massachusetts Limited General Obligation Bonds Consolidated Loan Series 2002C (NPFGC/FGIC)
11-01-14	5.500	2,000,000	2,313,220
Massachusetts Educational Financing Authority Revenue Bonds Issue I Series 2010B A.M.T.
01-01-23	5.500	500,000	507,470
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A
11-15-19	5.250	1,000,000	1,193,590
Massachusetts Health & Educational Facilities Authority Revenue Bonds Massachusetts Institute of Technology Series 2009O
07-01-26	5.000	500,000	546,790
Massachusetts Port Authority Refunding Revenue Bonds Series 2007D (AGM)
07-01-17	5.000	500,000	568,820
Massachusetts Port Authority Revenue Bonds Series 2010A
07-01-25	5.000	1,500,000	1,617,179
Massachusetts State Water Pollution Abatement Revenue Bonds State Revolving Fund Series 2009-14
08-01-24	5.000	1,000,000	1,110,650

Total			7,857,719

Michigan (2.8%)
Michigan Municipal Bond Authority Revenue Bonds Clean Water Revolving Fund Series 2001
10-01-20	5.000	1,500,000	1,547,325
Michigan State Housing Development Authority Revenue Bonds Series 2007A A.M.T.
12-01-28	5.500	375,000	375,049
Wayne County Airport Authority Revenue Bonds Detroit Metropolitan Airport Series 2005 (NPFGC) A.M.T.
12-01-19	4.750	750,000	739,800

Total			2,662,174

Minnesota (4.4%)
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A
11-15-18	6.000	1,000,000	1,110,599

See accompanying Notes to Portfolio of Investments.

18  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount	Value(a)

Minnesota (cont.)
City of St. Louis Park Revenue Bonds Park Nicollet Health Services Series 2008C
07-01-23	5.500%	$750,000	$793,523
Minnesota Higher Education Facilities Authority Revenue Bonds St. John’s University 6th Series 2008U
10-01-18	4.000	225,000	239,582
St. Paul Housing & Redevelopment Authority Revenue Bonds Allina Health Systems Series 2007A (NPFGC)
11-15-22	5.000	1,025,000	1,056,108
St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05-15-23	5.250	500,000	502,370
State of Minnesota Unlimited General Obligation Bonds Series 2008C
08-01-19	5.000	500,000	595,365

Total			4,297,547

Missouri (4.4%)
City of Kansas City Tax Allocation Bonds Kansas City MainCor Project Series 2007A
03-01-12	5.000	295,000	297,257
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010C-2
11-15-15	7.000	500,000	502,650
Missouri Highway & Transportation Commission Revenue Bonds 2nd Lien Series 2007
05-01-17	5.000	1,000,000	1,188,560
Missouri Joint Municipal Electric Utility Commission Revenue Bonds IATAN 2 Project Series 2009A
01-01-17	4.500	1,000,000	1,077,660
Missouri State Health & Educational Facilities Authority Revenue Bonds Washington University Series 2008A
03-15-18	5.250	1,000,000	1,200,970

Total			4,267,097

Nebraska (2.9%)
Elkhorn School District Unlimited General Obligation Bonds Series 2009
06-15-19	5.375	500,000	535,435
Municipal Energy Agency of Nebraska Refunding Revenue Bonds Series 2009A (BHAC)
04-01-21	5.000	750,000	839,325
Nebraska Public Power District Revenue Bonds Series 2008B
01-01-20	5.000	570,000	626,231
University of Nebraska Revenue Bonds Lincoln Student Fees & Facilities Series 2009A
07-01-23	5.000	700,000	770,266

Total			2,771,257

New Hampshire (0.3%)
New Hampshire Business Finance Authority Revenue Bonds Public Service Co. of New Hampshire Project Series 2006B (NPFGC) A.M.T.
05-01-21	4.750	250,000	245,100

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  19

Portfolio of Investments (continued)

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount	Value(a)

New Jersey (6.2%)
New Jersey Economic Development Authority Revenue Bonds Cigarette Tax Series 2004
06-15-18	5.625%	$510,000	$510,194
New Jersey Economic Development Authority Revenue Bonds MSU Student Housing Project Series 2010
06-01-21	5.000	1,000,000	989,540
New Jersey Health Care Facilities Financing Authority Revenue Bonds South Jersey Hospital Series 2006
07-01-20	5.000	1,050,000	1,098,857
New Jersey Higher Education Assistance Authority Refunding Revenue Bonds Series 2010-1A
12-01-25	5.000	1,000,000	997,910
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 2010D
12-15-23	5.250	1,000,000	1,083,860
State of New Jersey Certification of Participation Equipment Lease Purchase Series 2008A
06-15-23	5.000	1,000,000	1,046,760
Tobacco Settlement Financing Corp. Prerefunded Revenue Bonds Series 2003
06-01-41	7.000	225,000	259,540

Total			5,986,661

New York (9.5%)
Metropolitan Transportation Authority Revenue Bonds Series 2009A
11-15-26	5.300	710,000	771,358
New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC)
01-01-23	5.000	500,000	479,820
New York City Industrial Development Agency Revenue Bonds Terminal One Group Association Project Series 2005 A.M.T.
01-01-21	5.500	500,000	513,565
New York State Energy Research & Development Authority Revenue Bonds New York State Electric & Gas Series 1985 (NPFGC)
03-15-15	4.100	1,160,000	1,166,844
New York State Thruway Authority Revenue Bonds Series 2005F (AMBAC)
01-01-17	5.000	1,000,000	1,108,000
New York State Thruway Authority Revenue Bonds Series 2007H (NPFGC/FGIC)
01-01-23	5.000	1,500,000	1,587,915
New York State Urban Development Corp. Revenue Bonds Series 2002C
01-01-11	5.000	1,375,000	1,380,208
Port Authority of New York & New Jersey Revenue Bonds Consolidated 138th Series 2004 (NPFGC/FGIC) A.M.T.
12-01-12	5.000	785,000	840,719
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2003A-1
06-01-19	5.500	1,250,000	1,342,725

Total			9,191,154

North Carolina (6.4%)
Cape Fear Public Utility Authority Revenue Bonds Series 2008
08-01-20	5.000	800,000	910,152

See accompanying Notes to Portfolio of Investments.

20  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount	Value(a)

North Carolina (cont.)
City of Charlotte Revenue Bonds Water & Sewer Series 2008
07-01-26	5.000%	$1,250,000	$1,360,038
North Carolina Eastern Municipal Power Agency Revenue Bonds Series 2009B
01-01-26	5.000	1,000,000	1,036,279
North Carolina Housing Finance Agency Revenue Bonds Series 2006A-26 A.M.T.
01-01-38	5.500	150,000	157,554
North Carolina Municipal Power Agency No. 1 Prerefunded Revenue Bonds Series 2003A Escrowed to Maturity
01-01-11	5.500	410,000	411,839
01-01-12	5.500	650,000	684,131
North Carolina Municipal Power Agency No. 1 Unrefunded Revenue Bonds Series 2003A
01-01-11	5.500	100,000	100,416
01-01-12	5.500	350,000	366,695
State of North Carolina Unlimited General Obligation Refunding Bonds Series 2005B
04-01-17	5.000	1,000,000	1,190,000

Total			6,217,104

North Dakota (0.8%)
County of Ward Revenue Bonds Trinity Obligated Group Series 2006
07-01-15	5.250	750,000	806,460

Ohio (0.5%)
County of Miami Improvement Refunding Revenue Bonds Upper Valley Medical Center Series 2006
05-15-21	5.250	500,000	515,275

Oklahoma (1.4%)
Cleveland County Justice Authority Revenue Bonds Detention Facility Project Series 2009A
03-01-15	5.000	1,260,000	1,369,519

Oregon (1.2%)
Oregon State Department of Administrative Services Revenue Bonds Series 2009A
04-01-24	5.250	1,000,000	1,115,050

South Carolina (0.1%)
Tobacco Settlement Revenue Management Authority Revenue Bonds Series 2001B
05-15-22	6.000	100,000	102,629

Texas (13.4%)
Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2010
01-01-19	5.750	750,000	803,475
01-01-20	5.750	1,250,000	1,319,600
City of Arlington Revenue Bonds Series 2009
06-01-19	4.000	955,000	1,037,483
Conroe Independent School District Unlimited General Obligation Bonds School Building Series 2009A
02-15-25	5.250	1,135,000	1,217,139
Dallas County Community College District Limited General Obligation Bonds Series 2009
02-15-20	5.000	750,000	868,313
Dripping Springs Independent School District Unlimited General Obligation Bonds School Building Series 2008 (Permanent School Fund Guarantee)
02-15-26	5.000	1,000,000	1,074,910

See accompanying Notes to Portfolio of Investments.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  21

Portfolio of Investments (continued)

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount	Value(a)

Texas (cont.)
Lewisville Independent School District Unlimited General Obligation Bonds School Building Series 2009
08-15-21	5.000%	$1,000,000	$1,123,840
Southwest Higher Education Authority Revenue Bonds Southern Methodist University Project Series 2009
10-01-26	5.000	1,000,000	1,070,690
Spring Independent School District Unlimited General Obligation Bonds Schoolhouse Series 2009 (Permanent School Fund Guarantee)
08-15-21	5.000	750,000	847,170
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Buckner Retirement Services, Inc. Project Series 2007
11-15-11	5.000	750,000	770,235
University of Houston Refunding Revenue Bonds Series 2009
02-15-21	5.000	1,000,000	1,111,670
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009
09-01-22	5.000	750,000	731,085
West Harris County Regional Water Authority Revenue Bonds Series 2009
12-15-25	5.000	1,000,000	1,045,860

Total			13,021,470

Virginia (3.5%)
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2005
06-01-26	5.500	500,000	559,035
Virginia College Building Authority Revenue Bonds Public Higher Education Financing Program Series 2009A
09-01-24	5.000	1,000,000	1,091,800
Virginia Resources Authority Revenue Bonds State Revolving Fund Series 2009
10-01-22	5.000	500,000	568,485
Virginia Resources Authority Revenue Bonds State Revolving Fund Subordinated Series 2008
10-01-19	5.000	1,000,000	1,168,740

Total			3,388,060

Washington (4.2%)
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D
07-01-22	5.000	1,000,000	1,093,980
Ocean Shores Local Improvement District Special Assessment Bonds B.A.N. No. 2007-1 Series 2008
08-01-11	5.000	1,000,000	1,012,620
State of Washington Unlimited General Obligation Bonds Series 2007A
07-01-21	5.000	700,000	774,270
State of Washington Unlimited General Obligation Bonds Series 2008D
01-01-20	5.000	1,000,000	1,134,990

Total			4,015,860

Wisconsin (1.6%)
State of Wisconsin Revenue Bonds Series 2009A
05-01-22	5.000	1,000,000	1,093,580

See accompanying Notes to Portfolio of Investments.

22  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Municipal Bonds (continued)
Issue	Coupon	Principal
description(e,f)	rate	amount		Value(a)

Wisconsin (cont.)
Wisconsin Health & Educational Facilities Authority Revenue Bonds St. Johns Communities, Inc. Series 2009C-2
09-15-14	5.400%	$500,000		$491,899

Total				1,585,479

Total Municipal Bonds
(Cost: $90,358,185)				$93,717,077

Municipal Notes (0.6%)
		Amount
Issue	Effective	payable at
description(e,f,g)	yield	maturity		Value(a)

California (0.1%)
Irvine Ranch Water District Unlimited General Obligation Bonds Improvement District V.R.D.N. Series 2009B (Bank of America)
10-01-41	0.260%	$100,000		$100,000

South Carolina (0.5%)
South Carolina Educational Facilities Authority Revenue Bonds Furman University V.R.D.N. Series 2006B (Wells Fargo Bank)
10-01-39	0.280	500,000		500,000

Total Municipal Notes
(Cost: $600,000)				$600,000

Money Market Fund (1.9%)
		Shares		Value(a)

JPMorgan Tax-Free Money Market Fund,
0.030%		1,798,271	(d)	$1,798,271

Total Money Market Fund
(Cost: $1,798,271)				$1,798,271

Total Investments in Securities
(Cost: $92,756,456)(j)				$96,115,348

Notes to Portfolio of Investments

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c)	Issuer is in bankruptcy.

(d)	The rate shown is the seven-day current annualized yield at Nov. 30, 2010.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  23

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(e)	The following abbreviations may be used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

ACA	— ACA Financial Guaranty Corporation
AGCP	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal Corporation
AMBAC	— Ambac Assurance Corporation
BHAC	— Berkshire Hathaway Assurance Corporation
BIG	— Bond Investors Guarantee
BNY	— Bank of New York
CGIC	— Capital Guaranty Insurance Company
CIFG	— IXIS Financial Guaranty
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Authority
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
MGIC	— Mortgage Guaranty Insurance Corporation
NPFGC	— National Public Finance Guarantee Corporation
TCRS	— Transferable Custodial Receipts
XLCA	— XL Capital Assurance

(f)	The following abbreviations may be used in the portfolio descriptions:

A.M.T.	— Alternative Minimum Tax — At Nov. 30, 2010, the value of securities subject to alternative minimum tax represented 5.88% of net assets.
B.A.N.	— Bond Anticipation Note
C.P.	— Commercial Paper
R.A.N.	— Revenue Anticipation Note
T.A.N.	— Tax Anticipation Note
T.R.A.N.	— Tax & Revenue Anticipation Note
V.R.	— Variable Rate
V.R.D.B.	— Variable Rate Demand Bond
V.R.D.N.	— Variable Rate Demand Note

(g)	The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2010.

24  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(h)	Identifies issues considered to be illiquid as to their marketability (see Note 2 to the financial statements). The aggregate value of such securities at Nov. 30, 2010 was $1,146,456, representing 1.19% of net assets. Information concerning such security holdings at Nov. 30, 2010 was as follows:

	Acquisition
Security	dates	Cost
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 5.50% 2012	08-09-07	$501,975
Southern California Public Power Authority Revenue Bonds Windy Flats Project1 Series 2010 5.00% 2030	11-17-10	866,250
Sterling Hill Community Development District Special Assessment Bonds Series 2003B 5.50% 2010	10-23-03	154,112

(i)	At Nov. 30, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $494,915. See Note 2 to the financial statements.

(j)	At Nov. 30, 2010, the cost of securities for federal income tax purposes was $93,233,531 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,721,812
Unrealized depreciation	(839,995)

Net unrealized appreciation	$2,881,817

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  25

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may

26  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Nov. 30, 2010:

	Fair value at Nov. 30, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Bonds
Municipal Bonds	$—	$93,717,077	$—	$93,717,077

Total Bonds	—	93,717,077	—	93,717,077

Other
Municipal Notes	—	600,000	—	600,000
Unaffiliated Money Market Fund(c)	1,798,271	—	—	1,798,271

Total Other	1,798,271	600,000	—	2,398,271

Total	$1,798,271	$94,317,077	$—	$96,115,348

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Nov. 30, 2010.

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  27

Statement of Assets and Liabilities
Nov. 30, 2010

Assets
Investments in securities, at value (identified cost $90,958,185)	$94,317,077
Money market fund (identified cost $1,798,271)	1,798,271

Total investments in securities (identified cost $92,756,456)	96,115,348
Receivable from Investment Manager	648
Capital shares receivable	2,778
Accrued interest receivable	1,389,086
Receivable for investment securities sold	26,037

Total assets	97,533,897

Liabilities
Disbursements in excess of cash	4,263
Dividends payable to shareholders	69,882
Capital shares payable	145,480
Payable for investment securities purchased	495,373
Accrued investment management services fees	1,033
Accrued distribution fees	842
Accrued transfer agency fees	3,871
Accrued administrative services fees	185
Other accrued expenses	68,827

Total liabilities	789,756

Net assets applicable to outstanding capital stock	$96,744,141

Represented by
Capital stock — $.01 par value	$183,352
Additional paid-in capital	94,475,938
Excess of distributions over net investment income	(1,826)
Accumulated net realized gain (loss)	(1,272,215)
Unrealized appreciation (depreciation) on investments	3,358,892

Total — representing net assets applicable to outstanding capital stock	$96,744,141

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class A	$87,955,400	16,668,088	$5.28	(1)
Class B	$1,977,524	375,326	$5.27
Class C	$6,811,217	1,291,810	$5.27

(1)	The maximum offering price per share for Class A is $5.44. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

28  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Statement of Operations
Year ended Nov. 30, 2010

Investment income
Income:
Interest	$4,013,952
Income distributions from money market fund	534

Total income	4,014,486

Expenses:
Investment management services fees	375,256
Distribution fees
Class A	218,162
Class B	29,616
Class C	59,932
Transfer agency fees
Class A	62,412
Class B	2,330
Class C	4,385
Administrative services fees	67,354
Compensation of board members	2,778
Custodian fees	4,647
Printing and postage	35,635
Registration fees	48,540
Professional fees	31,210
Other	8,771

Total expenses	951,028
Expenses waived/reimbursed by the Investment Manager and its affiliates	(123,521)

Total net expenses	827,507

Investment income (loss) — net	3,186,979

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	48,303
Futures contracts	(485,226)

Net realized gain (loss) on investments	(436,923)
Net change in unrealized appreciation (depreciation) on investments	677,350

Net gain (loss) on investments	240,427

Net increase (decrease) in net assets resulting from operations	$3,427,406

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  29

Statements of Changes in Net Assets

Year ended Nov. 30,	2010	2009
Operations and distributions
Investment income (loss) — net	$3,186,979	$2,958,058
Net realized gain (loss) on investments	(436,923)	(137,365)
Net change in unrealized appreciation (depreciation) on investments	677,350	6,742,206

Net increase (decrease) in net assets resulting from operations	3,427,406	9,562,899

Distributions to shareholders from:
Net investment income
Class A	(2,952,465)	(2,740,889)
Class B	(77,749)	(120,894)
Class C	(157,638)	(98,283)

Total distributions	(3,187,852)	(2,960,066)

Capital share transactions
Proceeds from sales
Class A shares	16,572,615	26,447,761
Class B shares	194,693	768,543
Class C shares	2,590,208	2,574,059
Reinvestment of distributions at net asset value
Class A shares	2,428,951	2,334,360
Class B shares	68,524	106,042
Class C shares	149,758	90,536
Conversions from Class B to Class A
Class A shares	1,116,653	1,028,657
Class B shares	(1,116,653)	(1,028,657)
Payments for redemptions
Class A shares	(16,448,071)	(19,261,264)
Class B shares	(715,084)	(1,457,107)
Class C shares	(686,123)	(477,435)

Increase (decrease) in net assets from capital share transactions	4,155,471	11,125,495

Total increase (decrease) in net assets	4,395,025	17,728,328
Net assets at beginning of year	92,349,116	74,620,788

Net assets at end of year	$96,744,141	$92,349,116

Excess of distributions over net investment income	$(1,826)	$(953)

The accompanying Notes to Financial Statements are an integral part of this statement.

30  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.26	$4.87	$5.22	$5.33	$5.29

Income from investment operations:
Net investment income (loss)	.18	.18	.18	.19	.17
Net gains (losses) (both realized and unrealized)	.02	.39	(.35)	(.12)	.07

Total from investment operations	.20	.57	(.17)	.07	.24

Less distributions:
Dividends from net investment income	(.18)	(.18)	(.18)	(.18)	(.17)
Distributions from realized gains	—	—	—	—	(.03)

Total distributions	(.18)	(.18)	(.18)	(.18)	(.20)

Net asset value, end of period	$5.28	$5.26	$4.87	$5.22	$5.33

Total return	3.83%	11.82%	(3.39% )	1.46%	4.72%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(b)	.92%	.94%	.96%	.95%	.92%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(b)(c)	.79%	.79%	.79%	.80%	.79%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	.92%	.94%	.96%	.94%	.92%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(c)	.79%	.79%	.79%	.79%	.79%

Net investment income (loss)	3.38%	3.46%	3.50%	3.53%	3.32%

Supplemental data
Net assets, end of period (in millions)	$88	$84	$68	$65	$79

Portfolio turnover rate	9%	26%	36%	53%	35%

See accompanying Notes to Financial Highlights.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  31

Financial Highlights (continued)

Class B	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.26	$4.87	$5.22	$5.32	$5.28

Income from investment operations:
Net investment income (loss)	.14	.14	.14	.14	.13
Net gains (losses) (both realized and unrealized)	.01	.39	(.35)	(.09)	.07

Total from investment operations	.15	.53	(.21)	.05	.20

Less distributions:
Dividends from net investment income	(.14)	(.14)	(.14)	(.15)	(.13)
Distributions from realized gains	—	—	—	—	(.03)

Total distributions	(.14)	(.14)	(.14)	(.15)	(.16)

Net asset value, end of period	$5.27	$5.26	$4.87	$5.22	$5.32

Total return	2.85%	10.97%	(4.10% )	.88%	3.93%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(b)	1.67%	1.68%	1.70%	1.71%	1.69%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(b)(c)	1.55%	1.55%	1.55%	1.55%	1.55%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.67%	1.68%	1.70%	1.70%	1.69%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(c)	1.55%	1.55%	1.55%	1.55%	1.55%

Net investment income (loss)	2.62%	2.71%	2.77%	2.76%	2.54%

Supplemental data
Net assets, end of period (in millions)	$2	$4	$5	$7	$10

Portfolio turnover rate	9%	26%	36%	53%	35%

See accompanying Notes to Financial Highlights.

32  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Class C	Year ended Nov. 30,
Per share data	2010	2009	2008	2007	2006
Net asset value, beginning of period	$5.26	$4.87	$5.22	$5.32	$5.28

Income from investment operations:
Net investment income (loss)	.14	.14	.14	.15	.13
Net gains (losses) (both realized and unrealized)	.01	.39	(.35)	(.10)	.07

Total from investment operations	.15	.53	(.21)	.05	.20

Less distributions:
Dividends from net investment income	(.14)	(.14)	(.14)	(.15)	(.13)
Distributions from realized gains	—	—	—	—	(.03)

Total distributions	(.14)	(.14)	(.14)	(.15)	(.16)

Net asset value, end of period	$5.27	$5.26	$4.87	$5.22	$5.32

Total return	2.86%	10.98%	(4.10% )	.88%	3.93%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement (including interest and fee expense)(b)	1.67%	1.70%	1.71%	1.70%	1.69%

Net expenses after expense waiver/reimbursement (including interest and fee expense)(b)(c)	1.54%	1.54%	1.54%	1.55%	1.55%

Gross expenses prior to expense waiver/reimbursement (excluding interest and fee expense)	1.67%	1.70%	1.71%	1.69%	1.69%

Net expenses after expense waiver/reimbursement (excluding interest and fee expense)(c)	1.54%	1.54%	1.54%	1.54%	1.55%

Net investment income (loss)	2.63%	2.70%	2.76%	2.77%	2.55%

Supplemental data
Net assets, end of period (in millions)	$7	$5	$2	$3	$4

Portfolio turnover rate	9%	26%	36%	53%	35%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(c)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  33

Notes to Financial Statements

1.	ORGANIZATION

RiverSource Intermediate Tax-Exempt Fund (the Fund) is a series of RiverSource Tax-Exempt Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation’s Board of Directors (the Board).

The Fund offers Class A, Class B, and Class C shares.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

34  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Illiquid securities
At Nov. 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Nov. 30, 2010 was $1,146,456 representing 1.19% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  35

Notes to Financial Statements (continued)

commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund’s net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2010, the Fund has outstanding when-issued securities of $494,915.

Inverse floater program transactions
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trust, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent upon both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trust, if any, are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. At

36  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Nov. 30, 2010, and for the year then ended, the Fund had no outstanding short-term floating rate notes.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  37

Notes to Financial Statements (continued)

also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures contracts
Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts traded on U.S. and foreign exchanges to manage the duration and yield curve exposure of the Fund versus the benchmark (interest rate futures and U.S. Treasury Note futures) and to manage exposure to movements in interest rates (interest rate futures). Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

38  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at Nov. 30, 2010
At Nov. 30, 2010, the fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended Nov. 30, 2010

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts
Interest rate contracts	$(485,226)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts
Interest rate contracts	$68,044

Volume of derivative activity
Futures contracts
At Nov. 30, 2010, the Fund had no outstanding futures contracts. The monthly average gross notional amount for short contracts was $2.7 million for the year ended Nov. 30, 2010.

4.	EXPENSES AND SALES CHARGES

Investment management services fees
Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.39% to 0.25% as the Fund’s net assets increase. The management fee for the year ended Nov. 30, 2010 was 0.39% of the Fund’s average daily net assets.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc., parent company of the Investment Manager, an annual fee for

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  39

Notes to Financial Statements (continued)

administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The fee for the year ended Nov. 30, 2010 was 0.07% of the Fund’s average daily net assets.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2010, other expenses paid to this company were $163.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid per account fee). The Transfer Agent

40  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Nov. 30, 2010, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.07%
Class B	0.08
Class C	0.07

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $103,000 and $54,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2010, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $102,015 for Class A, $2,417 for Class B and $567 for Class C for the year ended Nov. 30, 2010.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  41

Notes to Financial Statements (continued)

Expenses waived/reimbursed by the Investment Manager and its affiliates
For the year ended Nov. 30, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A	0.79%
Class B	1.55
Class C	1.54

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A	$18,779
Class B	637
Class C	1,388

The management fees waived/reimbursed at the Fund level were $102,717.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Jan. 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.55
Class C	1.54

Effective Feb. 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Jan. 31, 2012, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed the following percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54

*	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

42  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $12,101,565 and $8,357,556, respectively, for the year ended Nov. 30, 2010. Realized gains and losses are determined on an identified cost basis.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended Nov. 30,	2010	2009
Class A
Sold	3,119,455	5,254,268
Converted from Class B*	208,720	198,966
Reinvested distributions	456,464	454,436
Redeemed	(3,095,110)	(3,789,801)

Net increase (decrease)	689,529	2,117,869

Class B
Sold	36,594	154,065
Reinvested distributions	12,908	20,754
Converted to Class A*	(208,720)	(198,967)
Redeemed	(134,914)	(285,637)

Net increase (decrease)	(294,132)	(309,785)

Class C
Sold	488,695	506,531
Reinvested distributions	28,139	17,587
Redeemed	(129,182)	(94,968)

Net increase (decrease)	387,652	429,150

*	Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7.	BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders,

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  43

Notes to Financial Statements (continued)

provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender’s sole discretion. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to Oct. 14, 2010, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended Nov. 30, 2010.

8.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts and market discount. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid for the years indicated was as follows:

Year ended Nov. 30,	2010	2009
Ordinary income*	$3,187,852	$2,960,066
Long-term capital gain	—	—

*	Tax-exempt interest distributions were 100% and 99.97% for the years ended Nov. 30, 2010 and 2009, respectively.

At Nov. 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$70,676
Undistributed accumulated long-term gain	$—
Accumulated realized loss	$(795,140)
Unrealized appreciation (depreciation)	$2,879,197

44  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

For federal income tax purposes, the Fund had a capital loss carry-over of $795,140 at Nov. 30, 2010, that if not offset by capital gains will expire as follows:

2014	2016	2017	2018

$177,579	$361,418	$165,166	$90,977

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

9.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements, other than as noted below.

The Board of Directors of the Fund has approved the proposed merger of the Fund into Columbia Intermediate Municipal Bond Fund. It is currently anticipated that a meeting of shareholders will be held during the first half of 2011 to vote on the proposal.

10.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  45

Notes to Financial Statements (continued)

appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

46  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  47

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
RiverSource Intermediate Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Intermediate Tax-Exempt Fund (the Fund) (one of the portfolios constituting the RiverSource Tax-Exempt Series, Inc.) as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

48  RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Intermediate Tax-Exempt Fund of the RiverSource Tax-Exempt Series, Inc. at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
January 20, 2011

RIVERSOURCE INTERMEDIATE TAX-EXEMPT FUND — 2010 ANNUAL REPORT  49

PART C. OTHER INFORMATION
Item 28. Exhibits

(a)(1)	Articles of Incorporation, amended October 17, 1988, filed as Exhibit 1 to Registrant’s Post-Effective Amendment No. 23 to Registration Statement No. 2-57328, are incorporated by reference.

(a)(2)	Articles of Amendment, dated June 16, 1999, filed electronically on or about Jan. 29, 2001 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 48 to Registration Statement No. 2-57328, are incorporated by reference.

(a)(3)	Articles of Amendment, dated April 21, 2006, filed electronically on or about Jan. 26, 2007 as Exhibit (a)(3) to Registrant’s Post-Effective Amendment No. 56 to Registration Statement No. 2-57328 are incorporated by reference.

(a)(4)	Certificate of Designation, dated Oct. 5, 2006, filed electronically on or about Jan. 28, 2008 as Exhibit (a)(4) to Registrant’s Post-Effective Amendment No. 57 to Registration Statement No. 2-57328 incorporated by reference.

(a)(5)	Certificate of Designation, dated Aug. 18, 2010, filed electronically on or about Jan. 27, 2011 as Exhibit (a)(5) to Registrant’s Post-Effective Amendment No. 62 to Registration Statement No. 2-57328 is incorporated by reference.

(b)	By-laws, as amended April 13, 2006, filed electronically on or about Jan. 27, 2009 Exhibit (b) to Registrant’s Post-Effective Amendment No. 58 to Registration Statement No. 2-57328 are incorporated by reference.

(c)	Stock certificate, filed as Exhibit 4 to Registrant’s Registration Statement No. 2-57328, on Sept. 30, 1976, is incorporated by reference.

(d)	Investment Management Services Agreement, amended and restated, dated May 1, 2006, between Registrant and RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, filed electronically on or about Jan. 26, 2007 as Exhibit (d) to Registrant’s Post-Effective Amendment No. 56 to Registration Statement No. 2-57328 is incorporated by reference.

(e)(1)	Distribution Agreement, effective Nov. 7, 2008, amended and restated April 6, 2010, between Registrant and RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., filed electronically on or about May 27, 2010 as Exhibit (e)(1) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 2-89288 is incorporated by reference.

(e)(2)	Form of Mutual Fund Sales Agreement filed electronically on or about July 9, 2010 as Exhibit (e)(2) to RiverSource Bond Series, Inc. Post-Effective Amendment No. 63 to Registration Statement No. 2-72174 is incorporated by reference.

(f)	Deferred Compensation Plan, amended and restated Jan. 1, 2010, filed electronically on or about Jan. 27, 2011 as Exhibit (f) to Registrant’s Post-Effective Amendment No. 62 to Registration Statement No. 2-57328 is incorporated by reference.

(g)	Form of Master Global Custody Agreement with JP Morgan Chase Bank, N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Managers Series, Inc. Post-Effective Amendment No. 18 to Registration Statement No. 333-64010 is incorporated by reference.

(h)(1)	Administrative Services Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between Registrant and Ameriprise Financial, Inc. filed electronically on or about April 29, 2010 as Exhibit (h)(1) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(2)	Transfer and Dividend Disbursing Agent Agreement, dated Sept. 7, 2010, between Registrant and Columbia Management Investment Services Corp. filed electronically on or about Nov. 29, 2010 as Exhibit (h)(2) to Seligman Municipal Series Trust Post-Effective Amendment No. 44 to Registration Statement No. 2-92569 is incorporated by reference.

(h)(3)	Plan Administration Services Agreement, dated Dec. 1, 2006, amended and restated April 6, 2010, between Registrant and RiverSource Service Corporation, now known as Columbia Management Investment Services Corp., filed electronically on or about April 29, 2010 as Exhibit (h)(3) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(4)	Master Fee Cap/Fee Waiver Agreement, dated Oct. 1, 2005, amended and restated April 6, 2010, between RiverSource Investments, LLC, now known as Columbia Management Investment Advisers, LLC, Ameriprise Financial, Inc., RiverSource Service Corporation, now known as Columbia Management Investment Services Corp., RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc. and the Registrant filed electronically on or about April 29, 2010 as Exhibit (h)(4) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(h)(5)	License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and fund branded RiverSource and Seligman filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(h)(6)	Agreement and Plan of Reorganization between AXP Special Tax-Exempt Series Trust, on behalf of RiverSource Insured Tax-Exempt Fund, and AXP Tax-Exempt Series, Inc., on behalf of RiverSource Tax-Exempt Bond Fund, dated Nov. 10, 2005, filed electronically on or about Jan. 26, 2007 as Exhibit (h)(5) to Registrant’s Post-Effective Amendment No. 56 to Registration Statement No. 2-57328 is incorporated by reference.

(i)	Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP) is filed electronically herewith.

(k)	Omitted Financial Statements: Not Applicable.

(l)	Initial Capital Agreement: Not Applicable.

(m)	Plan of Distribution and Agreement of Distribution, effective Nov. 7, 2008, amended and restated April 6, 2010, between Registrant and RiverSource Fund Distributors, Inc., now known as Columbia Management Investment Distributors, Inc., filed electronically on or about April 29, 2010 as Exhibit (m) to RiverSource Series Trust Post-Effective Amendment No. 10 to Registration Statement No. 333-131683 is incorporated by reference.

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan as of Sept. 7, 2010, filed electronically on or about Nov. 29, 2010 as Exhibit (n) to Seligman Municipal Series Trust Post-Effective Amendment No. 44 to Registration Statement No. 2-92569 is incorporated by reference.

(o)	Reserved.

(p)(1)	Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (p)(1) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(p)(2)	Code of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser and principal underwriter, dated May 1, 2010, filed electronically on or about May 27, 2010 as Exhibit (p)(2) to RiverSource Strategy Series, Inc. Post-Effective Amendment No. 58 to Registration Statement No. 2-89288 is incorporated by reference.

(q)	Directors/Trustees Power of Attorney to sign Amendments to this Registration Statement, dated April 6, 2010, filed electronically on or about Sept. 27, 2010 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 2-57328 is incorporated by reference.
Item 29.	Persons Controlled by or Under Common Control with the Registrant:

Columbia Management Investment Advisers, LLC (the investment manager or Columbia Management), formerly RiverSource Investments, LLC, as sponsor of the Columbia, RiverSource, Seligman and Threadneedle funds (the Fund Family), may make initial capital investments in funds in the Fund Family (seed accounts). Columbia Management also serves as investment manager of certain funds-of-funds in the Fund Family that invest primarily in shares of affiliated funds (the “underlying funds”). Columbia Management does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that Columbia Management may be deemed to control certain funds in the Fund Family, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, Columbia Management (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the affiliated funds-of-funds (which votes proxies for the affiliated funds-of-funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.
Item 30. Indemnification
The Articles of Incorporation of the Registrant provide that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director/trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director/trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Registrant may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the Registrant provide that present or former directors/trustees or officers of the Registrant made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Registrant to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors/trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director/trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director/trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors/trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.
Item 31. Business and Other Connections of the Investment Adviser
To the knowledge of the Registrant, none of the directors/trustees or officers of Columbia Management, the Registrant’s investment adviser, except as set forth below, are or have been, at any time during the Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.
(a)	Columbia Management, a wholly owned subsidiary of Ameriprise Financial, Inc., performs investment advisory services for the Registrant and certain other clients. Information regarding the business of Columbia Management and the directors/trustees and principal officers of Columbia Management is also included in the Form ADV filed by Columbia Management (formerly, RiverSource Investments, LLC) with the SEC pursuant to the Investment Advisers Act of 1940 (File No. 801-25943), which is incorporated herein by reference. In addition to their position with Columbia Management, except that certain directors/trustees and officers of Columbia Management also hold various positions with, and engage in business for, Ameriprise Financial, Inc. or its other subsidiaries. Prior to May 1, 2010, when Ameriprise Financial, Inc. acquired the long-term asset management business of Columbia Management Group, LLC from Bank of America, N.A., certain current directors/trustees and officers of Columbia Management held various positions with, and engaged in business for, Columbia Management Group, LLC or other direct or indirect subsidiaries of Bank of America Corporation.
Item 32. Principal Underwriter
(a)	Columbia Management Investment Distributors, Inc. acts as principal underwriter for the following investment companies, including the Registrant:

Columbia Acorn Trust; Columbia Funds Series Trust; Columbia Funds Series Trust I; Columbia Funds Series Trust II; Columbia Funds Variable Insurance Trust; Columbia Funds Variable Insurance Trust I; RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; Columbia Government Money Market Fund, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Short Term Investments Series, Inc.; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series, Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Series, Inc.; RiverSource Variable Series Trust; Seligman Capital Fund, Inc.; Columbia Seligman Communications and Information Fund, Inc.; Columbia Frontier Fund, Inc., Seligman Growth Fund, Inc.; Seligman Global Fund Series; Inc.; Seligman LaSalle Real Estate Fund Series, Inc.; Seligman Municipal Fund Series, Inc.; Seligman Municipal Series Trust; Seligman Portfolios, Inc.; Seligman Value Fund Series, Inc., and Wanger Advisors Trust. Columbia Management Investment Distributors, Inc. acts as placement agent for Columbia Funds Master Investment Trust, LLC.

(b)	As to each director, principal officer or partner of Columbia Management Investment Distributors, Inc.

Name and Principal	Position and Offices	Positions and Offices
Business Address*	with Principal Underwriter	with Registrant
William F. Truscott	Director (Chairman)	Board Member, Vice President

Michael A. Jones	Director; President	Vice President

Beth Ann Brown	Director; Senior Vice President

Amy Unckless	Director; Chief Administrative Officer	None

Jeffrey F. Peters	Senior Vice President	None

Dave K. Stewart	Chief Financial Officer	None

Scott Roane Plummer	Vice President, Chief Counsel and Assistant Secretary	Vice President, Secretary and General Counsel

Stephen O. Buff	Vice President, Chief Compliance Officer	None

Christopher Thompson	Senior Vice President and Head of Investment Products and Marketing	None

Brian Walsh	Vice President, Strategic Relations	None

Frank Kimball	Vice President, Asset Management Distribution Operations and Governance	None

Thomas R. Moore	Secretary	None

Michael E. DeFao	Vice President and Assistant Secretary	None

Paul Goucher	Vice President and Assistant Secretary	Assistant Secretary

Tara Tilbury	Vice President and Assistant Secretary	Assistant Secretary

Nancy W. LeDonne	Vice President and Assistant Secretary	None

Ryan C. Larrenega	Vice President and Assistant Secretary	None

Joseph L. D’Alessandro	Vice President and Assistant Secretary	Assistant Secretary

Christopher O. Petersen	Vice President and Assistant Secretary	Assistant Secretary

Eric T. Brandt	Vice President and Assistant Secretary	None

Neysa Alecu	Anti-Money Laundering Officer and Identity Theft Prevention Officer	Money Laundering Prevention Officer and Identity Theft Prevention Officer

Kevin Wasp	Ombudsman	None

Lee Faria	Conflicts Officer	None

*	The principal business address of Columbia Management Investment Distributors, Inc. is 225 Franklin Street, Boston MA 02110.
(c)	Not Applicable.
Item 33. Location of Accounts and Records
Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include:
•	Fund headquarters, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402;

•	Registrant’s investment adviser and administrator, Columbia Management Investment Advisers, LLC, 225 Franklin Street, Boston, MA 02110;

•	Registrant’s subadviser, Marsico Capital Management, LLC, 1200 17th St., STE 1600, Denver, CO 80202;

•	Registrant’s principal underwriter, Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110;

•	Registrant’s transfer agent, Columbia Management Investment Services Corp., 225 Franklin Street, Boston, MA 02110; and

•	Registrant’s custodian, JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, New York, NY 10005.
In addition, Iron Mountain Records Management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records. The address for Iron Mountain Records Management is 920 & 950 Apollo Road, Eagan, MN 55121.
Item 34. Management Services
Not Applicable.
Item 35. Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, RIVERSOURCE TAX-EXEMPT SERIES, INC., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota and the city of Boston, and in the State of Massachusetts on the 29th day of March, 2011.

RIVERSOURCE TAX-EXEMPT SERIES, INC.
By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of March, 2011.

Signature	Capacity

/s/ J. Kevin Connaughton J. Kevin Connaughton	President (Principal Executive Officer)

/s/ Michael G. Clarke Michael G. Clarke	Chief Financial Officer (Principal Financial Officer)

/s/ Paul D. Pearson Paul D. Pearson	Chief Accounting Officer (Principal Accounting Officer)

/s/ Stephen R. Lewis, Jr.*	Chair of the Board
Stephen R. Lewis, Jr.

/s/ Kathleen A. Blatz*	Director
Kathleen A. Blatz

/s/ Pamela G. Carlton*	Director
Pamela G. Carlton

/s/ Patricia M. Flynn*	Director
Patricia M. Flynn

Signature	Capacity

/s/ Anne P. Jones*	Director
Anne P. Jones

/s/ John F. Maher*	Director
John F. Maher

/s/ Catherine James Paglia*	Director
Catherine James Paglia

/s/ Leroy C. Richie*	Director
Leroy C. Richie

/s/ Alison Taunton-Rigby*	Director
Alison Taunton-Rigby

/s/ William F. Truscott*	Director
William F. Truscott

*	Signed pursuant to Directors/Trustees Power of Attorney, dated April 6, 2010, filed electronically on or about Sept. 27, 2010 as Exhibit (q) to Registrant’s Post-Effective Amendment No. 61 to Registration Statement No. 2-57328, by:

/s/ Scott R. Plummer
Scott R. Plummer

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 64
TO REGISTRATION STATEMENT NO. 2-57328
This Post-Effective Amendment comprises the following papers and documents:
The facing sheet.
Part A.
     The prospectus for RiverSource Intermediate Tax-Exempt Fund.
Part B.
     Statement of Additional Information.
     Financial Statements.
Part C.
     Other information.
The signatures.

EXHIBIT INDEX

(i)	Opinion and consent of counsel as to the legality of the securities being registered.

(j)	Consent of Independent Registered Public Accounting Firm (Ernst & Young LLP).